UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	June 30, 2016 Semi Annual Reports transmitted to shareholders.

June 30, 2016
William Blair Funds Semiannual Report

June 30, 2016	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Semiannual Report	June 30, 2016

Performance as of June 30, 2016—Class N Shares (Unaudited)

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	To Date	1 yr	3 yr	5 yr	inception)	Date	Rating
Growth Fund
Class N	(1.92)	0.26	10.04	9.79	7.55	3/20/1946	***
Morningstar Large Growth	(1.93)	(2.33)	10.58	9.98	7.20		Among 1,483
Russell 3000® Growth Index	1.14	1.88	12.65	12.04	8.65		Large Growth Funds
S&P 500® Index	3.84	3.99	11.66	12.10	7.42

Large Cap Growth Fund
Class N	(0.39)	0.84	14.02	12.26	7.48	12/27/1999	****
Morningstar Large Growth	(1.93)	(2.33)	10.58	9.98	7.20		Among 1,483
Russell 1000® Growth Index	1.36	3.02	13.07	12.35	8.78		Large Growth Funds

Mid Cap Growth Fund
Class N	(0.71)	(5.31)	6.85	6.67	7.43	2/1/2006	****
Morningstar Mid-Cap Growth	0.04	(6.43)	8.21	7.93	6.79		Among 650
Russell Midcap® Growth Index	2.15	(2.14)	10.52	9.98	8.12		Mid-Cap Growth Funds

Mid Cap Value Fund
Class N	6.15	1.52	9.50	10.10	10.55	5/3/2010	****
Morningstar Mid-Cap Value	4.89	(2.16)	7.85	8.77	—		Among 408
Russell Midcap® Value Index	8.87	3.25	11.00	11.70	11.79		Mid-Cap Value Funds

Small-Mid Cap Growth Fund
Class N	0.97	(3.15)	10.74	10.16	8.84	12/29/2003	****
Morningstar Mid-Cap Growth	0.04	(6.43)	8.21	7.93	6.79		Among 650
Russell 2500TM Growth Index	(0.03)	(7.69)	9.06	9.27	7.96		Mid-Cap Growth Funds

Small-Mid Cap Value Fund
Class N	6.14	0.89	7.90	—	12.61	12/15/2011	****
Morningstar Small Blend	2.98	(5.78)	6.37	—	—		Among 654
Russell 2500® Value Index	7.84	0.22	8.14	—	13.92		Small Blend Funds

Small Cap Growth Fund
Class N	3.92	(3.86)	7.98	9.48	5.82	12/27/1999	***
Morningstar Small Growth	(0.66)	(9.86)	6.46	7.26	6.55		Among 655
Russell 2000® Growth Index	(1.59)	(10.75)	7.74	8.51	7.14		Small Growth Funds

Small Cap Value Fund
Class N	6.83	(0.06)	7.51	8.40	7.10	12/23/1996	***
Morningstar Small Blend	2.98	(5.78)	6.37	7.62	5.87		Among 654
Russell 2000® Value Index	6.08	(2.58)	6.36	8.15	5.15		Small Blend Funds

June 30, 2016	William Blair Funds	3

Performance as of June 30, 2016—Class N Shares (Unaudited)—continued

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	To Date	1 yr	3 yr	5 yr	inception)	Date	Rating
Global Leaders Fund
Class N	(1.64)	(3.82)	6.50	6.14	2.21	10/15/2007	***
Morningstar World Stock	0.40	(4.17)	5.63	5.33	—		Among 940
MSCI ACW IMI (net)	1.36	(3.87)	6.13	5.43	1.84		World Stock Funds

International Leaders Fund
Class N	(1.40)	(2.92)	5.64	—	7.15	8/16/2012	****
Morningstar Foreign Large Growth	(2.29)	(7.50)	3.19	—	—		Among 320
MSCI ACW Ex-U.S. IMI (net)	(0.91)	(9.61)	1.65	—	3.54		Foreign Large Growth Funds

International Equity Fund
Class N	(1.88)	(6.29)	3.88	2.74	1.86	5/24/2004	***
Morningstar Foreign Large Growth	(2.29)	(7.50)	3.19	2.54	2.92		Among 320
MSCI World Ex-U.S. Index (net)	(2.98)	(9.84)	1.88	1.23	1.63		Foreign Large Growth Funds

International Growth Fund
Class N	(3.81)	(9.52)	2.60	2.69	2.67	10/1/1992	***
Morningstar Foreign Large Growth	(2.29)	(7.50)	3.19	2.54	2.92		Among 320
MSCI ACW Ex-U.S. IMI (net)	(0.91)	(9.61)	1.65	0.39	2.16		Foreign Large Growth Funds

International Small Cap Growth Fund
Class N	(4.22)	(1.77)	4.22	4.01	4.36	11/1/2005	***
Morningstar Foreign Small/Mid Growth	(3.01)	(4.98)	5.17	4.77	4.67		Among 122
MSCI ACW Ex-U.S. Small Cap Index (net)	(0.20)	(5.46)	4.93	2.28	4.09		Foreign Small/Mid Growth Funds

Emerging Markets Leaders Fund
Class N	4.40	(11.68)	(0.74)	(2.14)	0.60	5/3/2010	****
Morningstar Diversified Emerging Markets	6.22	(9.89)	(1.30)	(3.19)	—		Among 590
MSCI Emerging Markets Index (net)	6.41	(12.05)	(1.56)	(3.78)	(0.58)		Diversified Emerging Markets Funds

Emerging Markets Growth Fund
Class N	5.07	(12.81)	(0.16)	(1.28)	3.22	6/6/2005	****
Morningstar Diversified Emerging Markets	6.22	(9.89)	(1.30)	(3.19)	3.21		Among 590
MSCI Emerging Markets IMI (net)	5.69	(12.16)	(1.36)	(3.59)	3.87		Diversified Emerging Markets Funds

Emerging Markets Small Cap Growth Fund
Class N	0.88	(10.56)	5.68	—	11.17	10/24/2011	*****
Morningstar Diversified Emerging Markets	6.22	(9.89)	(1.30)	—	—		Among 590
MSCI Emerging Markets Small Cap Index (net)	1.38	(12.76)	(0.01)	—	2.12		Diversified Emerging Markets Funds

4	Semiannual Report	June 30, 2016

Performance as of June 30, 2016—Class N Shares (Unaudited)—continued

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	To Date	1 yr	3 yr	5 yr	inception)	Date	Rating
Bond Fund
Class N	5.37	4.76	4.09	4.27	5.24	5/1/2007	****
Morningstar Intermediate-Term Bond	4.92	4.63	3.59	3.64	—		Among 953
Barclays U.S. Aggregate Bond Index	5.31	6.00	4.06	3.76	4.81		Intermediate-Term Bond Funds

Income Fund
Class N	2.94	2.70	2.42	2.67	3.40	10/1/1990	*****
Morningstar Short-Term Bond	2.04	1.49	1.42	1.54	2.97		Among 493
Barclays Intermediate Government/Credit Bond Index	4.07	4.33	2.95	2.90	4.48		Short-Term Bond Funds

Low Duration Fund
Class N	1.13	1.08	1.00	1.02	1.13	12/1/2009	****
Morningstar Ultra Short Bond	0.67	0.54	0.56	0.73	—		Among 123
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.65	0.59	0.38	0.34	0.41		Ultrashort Bond Funds

Macro Allocation Fund
Class N	0.27	(9.64)	1.63	—	5.50	11/29/2011	***
Morningstar Multialternative	0.30	(2.55)	1.45	—	—		Among 251
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.15	0.19	0.09	—	0.09		Multialternative Funds
Long-Term Comparative Index	2.67	1.56	3.61	—	4.06

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will typically fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar RatingsTM are as of 06/30/2016 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ***/***/*** and Large Cap Growth Fund *****/****/***, out of 1,483/1,289/931 large growth funds; Mid Cap Growth Fund ***/***/**** and Small-Mid Cap Growth Fund ****/****/**** out of 650/573/429 mid-cap growth funds; Mid Cap Value Fund ****/****/NA, out of 408/348/NA mid-cap value funds; Small Cap Growth Fund ****/****/**, out of 655/591/431 small growth funds; Small-Mid Cap Value Fund ****/NA/NA and Small Cap Value Fund ***/***/**** out of 654/559/381 small blend funds; Global Leaders Fund ***/***/NA out of 940/731/NA world stock funds; International Equity Fund ****/***/**, International Growth Fund ***/***/**, and International Leaders Fund ****/NA/NA out of 320/275/189 foreign large growth funds; International Small Cap Growth Fund ***/***/*** out of 122/105/63 foreign small/mid growth funds; Emerging Markets Leaders Fund ***/**** /NA, Emerging Markets Growth Fund ****/****/***, and Emerging Markets Small Cap Growth *****/NA/NA out of 590/416/186 diversified emerging markets funds; Bond Fund ****/****/NA out of 953/836/NA intermediate-term bond funds; Income Fund *****/*****/**** out of 493/405/284 short-term bond funds; Low Duration Fund ****/****/NA out of 123/88/NA ultrashort bond funds; and Macro Allocation Fund ***/NA/NA out of 251/NA/NA multialternative funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2016	William Blair Funds	5

U.S. Growth Market Review and Outlook

U.S. equities ended the first half of 2016 mostly positive after a dismal first six weeks of the year. Broad-based selling early in the year was driven by investor concern that the U.S. could be headed into a recession after several economic indicators, such as retail sales and durable goods orders, showed weakness. The risk-off trade then gave way to optimism beginning in mid-February as the price of oil rebounded from its low point of the year and investor concern about growth outside of the U.S. eased. Market drivers shifted significantly as the rebound began. Cyclical companies rallied starting in late January and led the rebound through the end of the first quarter.

Optimism continued into the second quarter as several economic indicators in the U.S. showed positive signals in April and May. First-quarter U.S. GDP was revised upward, the ISM Manufacturing Index rose in three straight months from March to May and oil rallied to nearly $50 per barrel. Globally, central banks in Europe and Japan continued their accommodative monetary policies which helped their domestic economies and aided the rally in U.S. stocks. These factors all helped ease fears of a U.S. economic slowdown until early June when a lackluster jobs report called into question the sustainability of the recent positive economic momentum. Following the weak jobs report, uncertainty rose as investors waited until later in the month for the outcome of the U.S. Federal Reserve Board’s Federal Open Market Committee (FOMC) meeting and the vote by citizens of the United Kingdom to stay in or leave the European Union, known as the “Brexit” vote. While the outcome of the FOMC meeting was positive for stocks – interest rates were left unchanged – the result of the Brexit vote initially sent U.S. stocks into a sharp, three day decline as U.K. citizens voted to leave the European Union. Following the initial sell-off, U.S. stocks rallied during the final three days of the second quarter thereby recouping most, if not all, of their post-Brexit losses.

After implementing its first interest rate hike in late 2015, the Fed has yet to raise rates so far in 2016 as there have been mixed signals as to which direction the U.S. economy is heading. U.S. first quarter GDP growth was better than originally feared, after being revised upward in April and June, but job growth and business spending showed signs of a slowdown late in the second quarter. We believe these mixed signals will continue as the rebound in the U.S. economy, which began over seven years ago, continues to proceed in a slow fashion with lingering concerns about its stability. It is likely the Fed will be cautious when deciding the appropriate time to raise interest rates in 2016, if at all. Adding to the uncertainty in the U.S. is the looming U.S. presidential election. Following the primaries, it is clear that anti-establishment sentiment is present in the minds of voters. How this sentiment plays out in the election and the impact on financial markets is unknown.

Globally, risks have been heightened by the results of the Brexit vote and uncertainty regarding how it could affect the economy of the United Kingdom, the fifth largest in the world by GDP, and more importantly the broader European economy. The increased volatility during the last two weeks of the second quarter caused by the Brexit vote is likely to persist as Europe navigates through an unfamiliar process. Similar to the nationalistic sentiment which propelled the “Leave” campaign to victory in the Brexit vote, populism and anti-establishment political candidates have garnered increased support across many European countries that will hold elections in 2016 or 2017. Many of these candidates are running on economic nationalism and anti-globalism policies which will not be conducive for global growth if they are put into practice. In China, investor fears of a further slowdown in growth have subsided after GDP growth was reported in-line with expectations in the second quarter and the portion of growth coming from consumption grew significantly when compared with the prior year. Looking forward, the risk of growth slowing remains as the transformation from an infrastructure-build-based economy to a consumer-based economy continues.

With uncertainty present around the world, we believe corporate earnings growth will be more challenging. In the aggregate, companies are near peak profit margin levels and many are returning capital to shareholders in the form of dividends and share buybacks. We believe companies that can create value for shareholders by allocating capital in an efficient manner will be increasingly rewarded by the market. As investors seek companies with long-term growth opportunities with an emphasis on sustainability, we believe we are well positioned. Companies that can control their own destiny by being less dependent on the macroeconomic environment should be rewarded over time.

6	Semiannual Report	June 30, 2016

U.S. Value Market Review and Outlook

During the first quarter of 2016, investor concern about slowing global growth, continued declines in commodity prices, and extreme recession fears prompted one of the worst starts to a new year for the domestic equity markets. The tide seemed to turn in mid-February as solid domestic economic data improved slightly and a rebound in commodity prices helped alleviate near-term recessionary fears. In addition, dovish comments by the Federal Reserve helped fuel a market rally that was led by some of the smaller capitalization, lower quality, more beaten down stocks.

A disappointing employment report during the middle of the second quarter that shocked investors and the pending vote by citizens of the United Kingdom to stay in or leave the European Union (Brexit) that was scheduled for late in the quarter encouraged the Federal Reserve to stay on the sidelines and postpone a potential interest rate hike. Late in the second quarter, the Brexit vote in favor of the United Kingdom leaving the European Union seemed to catch investors off guard, even as most polls indicated the vote could go either way. In the face of additional uncertainty, domestic equity volatility spiked and investors gravitated to the higher quality, more defensive segments of the market. Outside of equities, the U.S. dollar and the 10-year Treasury Note rallied following the Brexit vote, adding to investor concerns about potential slowing global growth. Equity markets rallied during the last few days of the second quarter, recuperating most of the losses subsequent to the Brexit vote, as investors seemed to have resolved their concerns about Europe while the credit and currency markets hinted at a much slower global growth trajectory.

We remain cautiously optimistic on the domestic equity markets in the near-term as the bull market continues its seven-plus year run, fueled by historically low interest rates and volatility. The current cycle seems to be getting extended and we remain mindful that the probability of a recession in the not-to-distant future is higher than it has been. However, recent inflation and wage data seem to be in-check and global headwinds may encourage continued accommodative monetary policy by global central banks; potentially extending the current bull market.

With the recent Brexit vote results still fresh in investor psyche, it will take time to fully ascertain what the ultimate outcome will be and what the implications will be on currencies, global growth expectations, and financial markets. We anticipate higher volatility going forward given the uncertainty of the implications of Brexit and the outcome of the U.S. Presidential election, concerns over a slowdown in China’s economic growth, geopolitical tensions, and a more challenging backdrop for corporate earnings growth. Historically, there has been a strong correlation between volatility and outperformance of high quality stocks, thus higher volatility should provide a tailwind for our value oriented strategies given our portfolios’ higher quality bias.

While we are cognizant of these macroeconomic variables, our focus remains on identifying attractive risk reward opportunities based on individual company fundamentals. From our bottom up perspective, we remain constructive on corporate earnings, albeit against a backdrop of lower revenue growth and increasing margin pressure from higher wages. As always, our focus remains on identifying quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. Given our investment approach, we believe the funds are well-suited to withstand a variety of market scenarios and add value over the long-term.

June 30, 2016	William Blair Funds	7

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David C. Fording John F. Jostrand

The William Blair Growth Fund (Class N shares) posted a 1.92% decrease, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 1.14%.

For the six month period ended June 30, 2016, the Fund underperformed the Index. The most significant factor contributing to the Fund’s underperformance was the Fund’s higher growth bias, as high dividend-yielding stocks outperformed low dividend-yielding stocks. Companies that pay large dividends are typically mature companies with relatively modest growth profiles that pay out a majority of earnings in the form of a dividend. The Fund tends to be significantly underweight such companies, instead seeking companies which have significant reinvestment opportunities that enable superior, durable long-term growth. As such, the Fund’s underweight in the Consumer Staples sector and select high dividend-yielding stocks held in the Index, such as Verizon, negatively impacted the Fund’s relative returns. BorgWarner and Perrigo were the top individual stock detractors from the Fund’s performance for the six month period ended June 30, 2016. BorgWarner, a global supplier of highly engineered automotive systems and components for engine and drivetrain applications, underperformed due to slowing growth and concern about its European business following the Brexit vote. Drug and nutritional product manufacturer Perrigo underperformed following turnover at its CEO post and lower forward-earnings guidance. Other top detractors were Biogen (Health Care), MasterCard (Information Technology) and Kroger (Consumer Staples). Conversely, top contributors to Fund performance for the period were Dollar General and Vantiv. Discount retailer Dollar General reported better-than-expected results in both the first and second quarters, making the stock the top contributor to the Fund’s relative performance. Payment processor Vantiv outperformed after reporting strong fundamentals in both the first and second quarter, which was driven by management execution and strength in areas such as e-commerce and integrated payments. Other top contributors were Texas Instruments (Information Technology), Union Pacific (Industrials) and TransDigm (Industrials). Also, the Fund did not hold Apple, the largest position in the Index, which provided a positive contribution to the Fund’s relative performance given the stock’s weakness in the second quarter.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

8	Semiannual Report	June 30, 2016

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	(1.92)%	0.26%	10.04%	9.79%	7.55%
Class I	(1.78)	0.60	10.40	10.15	7.90
Russell 3000® Growth Index	1.14	1.88	12.65	12.04	8.65
S&P 500® Index	3.84	3.99	11.66	12.10	7.42

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2016	William Blair Funds	9

Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Information Technology—30.8%
*	Adobe Systems, Inc.	112,700	$10,796
*	Akamai Technologies, Inc.	241,987	13,534
*	Alphabet, Inc. Class “A”	42,780	30,097
*	Alphabet, Inc. Class “C”	29,638	20,513
	Booz Allen Hamilton Holding Corporation	214,522	6,358
*	CoStar Group, Inc.	39,257	8,584
	CSRA, Inc.	352,900	8,268
*	Facebook, Inc.	216,500	24,742
*	Guidewire Software, Inc.	109,400	6,757
	j2 Global, Inc.	104,400	6,595
	Mastercard, Inc.	276,200	24,322
	Microsoft Corporation	641,900	32,846
*	NeuStar, Inc.	287,078	6,749
*	Red Hat, Inc.	120,006	8,712
	Texas Instruments, Inc.	333,200	20,875
*	Vantiv, Inc.	261,001	14,773
			244,521
	Consumer Discretionary—19.8%
*	Amazon.com, Inc.	44,400	31,774
	Dollar General Corporation	375,700	35,316
	Lowe’s Cos., Inc.	427,700	33,861
	Newell Brands, Inc.	275,900	13,400
*	Sally Beauty Holdings, Inc.	338,500	9,955
	Starbucks Corporation	248,000	14,166
*	Steven Madden, Ltd.	232,800	7,957
	VF Corporation	169,000	10,392
			156,821
	Health Care—16.2%
*	Align Technology, Inc.	86,500	6,968
*	Biogen, Inc.	51,100	12,357
*	BioMarin Pharmaceutical, Inc.	80,200	6,240
	Bristol-Myers Squibb Co.	361,400	26,581
*	Cerner Corporation	363,700	21,313
	Gilead Sciences, Inc.	219,870	18,341
*	Mednax, Inc.	219,500	15,898
	Shire plc—ADR	47,100	8,670
	Zoetis, Inc.	257,900	12,240
			128,608
	Industrials—13.7%
	Danaher Corporation	212,500	21,462
	Equifax, Inc.	80,804	10,375
	Fastenal Co.	196,300	8,714
	Rockwell Collins, Inc.	92,700	7,892
	The Dun & Bradstreet Corporation	79,200	9,650
*	TransDigm Group, Inc.	66,280	17,477
	Union Pacific Corporation	261,600	22,825
*	Verisk Analytics, Inc.	124,920	10,129
			108,524
		Shares or
		Principal
Issuer		Amount	Value

	Common Stocks—(continued)

	Financials—6.7%
*	Affiliated Managers Group, Inc.	43,000	$6,053
	Intercontinental Exchange, Inc.	88,800	22,729
*	Signature Bank	66,300	8,282
	Willis Towers Watson plc†	131,300	16,322
			53,386
	Consumer Staples—6.0%
	Costco Wholesale Corporation	126,300	19,834
	The Kroger Co.	542,800	19,970
	Tyson Foods, Inc.	118,700	7,928
			47,732
	Materials—1.5%
	PPG Industries, Inc.	114,900	11,967

	Energy—1.4%
	Schlumberger, Ltd.†	145,300	11,490

	Total Common Stocks—96.1% (cost $607,644)		763,049

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $40,582, collateralized by U.S. Treasury Note, 2.000%, due 8/15/25	$40,582	40,582

	Total Repurchase Agreement—5.1% (cost $40,582)		40,582

	Total Investments—101.2% (cost $648,226)		803,631

	Liabilities, plus cash and other assets—(1.2)%		(9,184)
	Net assets—100.0%		$794,447

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

10	Semiannual Report	June 30, 2016

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci

The William Blair Large Cap Growth Fund (Class N shares) posted a 0.39% decrease, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 1.36%.

For the six month period ended June 30, 2016, the Fund underperformed the Index. From a style perspective, a significant headwind to performance was the Fund’s higher growth bias, as high dividend-yielding stocks outperformed low dividend-yielding stocks. Companies that pay large dividends are typically mature companies with relatively modest growth profiles that pay out a majority of earnings in the form of a dividend. The Fund tends to be significantly underweight such companies, instead seeking companies which have significant reinvestment opportunities that enable superior, durable long-term growth. The top individual stock detractor from the Fund’s relative returns was biotechnology company Biogen. The company, which has a strong focus in neurological disease treatment and is a dominant player in the multiple sclerosis (MS) market, underperformed after an unsuccessful trial of a next-generation MS drug and investor concerns surrounding drug pricing, which put pressure on biotechnology stocks overall. Grocery retailer Kroger was also a top detractor during the period as concern about the lack of inflation in the US economy, which hurts Kroger’s ability to raise prices and offset increased labor costs, weighed on the stock. Other top detractors during the period were BorgWarner (Consumer Discretionary), Chipotle Mexican Grill (Consumer Discretionary) and Red Hat (Information Technology). Conversely, the top contributor to the Fund’s relative performance was discount retailer Dollar General. The company reported better-than-expected results in both the first and second quarters which caused the stock to outperform. Dollar General benefitted from a combination of increased sales of consumable items (grocery, health & beauty, etc.) and various merchandising and labor initiatives that management put in place last year. UnitedHealth Group, which provides health care coverage, software and data consultancy services, outperformed after reporting strong revenue growth in back-to-back quarters. Other top contributors to Fund performance for the period were Texas Instruments (Information Technology), IDEXX Laboratories (Health Care) and Union Pacific (Industrials).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

June 30, 2016	William Blair Funds	11

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	(0.39)%	0.84%	14.02%	12.26%	7.78%
Class I	(0.28)	0.99	14.28	12.51	7.74
Russell 1000® Growth Index	1.36	3.02	13.07	12.35	8.78

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Semiannual Report	June 30, 2016

Large Cap Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Information Technology—30.5%
	Accenture plc†	12,790	$1,449
*	Adobe Systems, Inc.	24,650	2,361
*	Alphabet, Inc. Class “A”	4,990	3,511
*	Alphabet, Inc. Class “C”	3,206	2,219
	Apple, Inc.	33,325	3,186
*	Facebook, Inc.	25,230	2,883
	Mastercard, Inc.	26,020	2,291
	Microsoft Corporation	66,860	3,421
*	Red Hat, Inc.	25,400	1,844
	Texas Instruments, Inc.	47,360	2,967
			26,132
	Consumer Discretionary—22.7%
*	Amazon.com, Inc.	6,180	4,423
*	Chipotle Mexican Grill, Inc.	3,620	1,458
	Dollar General Corporation	39,960	3,756
*	O’Reilly Automotive, Inc.	8,200	2,223
	Starbucks Corporation	26,450	1,511
	The Home Depot, Inc.	34,080	4,352
	VF Corporation	28,010	1,722
			19,445
	Health Care—17.3%
*	Biogen, Inc.	8,390	2,029
	Bristol-Myers Squibb Co.	38,980	2,867
*	Cerner Corporation	44,650	2,616
*	IDEXX Laboratories, Inc.	16,140	1,499
	UnitedHealth Group, Inc.	22,520	3,180
	Zoetis, Inc.	55,180	2,619
			14,810
	Consumer Staples—9.6%
	Mead Johnson Nutrition Co.	15,250	1,384
*	Monster Beverage Corporation	8,680	1,395
	The Estee Lauder Cos., Inc.	20,960	1,908
	The Kroger Co.	95,690	3,520
			8,207
	Industrials—9.4%
	Danaher Corporation	11,690	1,180
*	TransDigm Group, Inc.	8,460	2,231
	Union Pacific Corporation	40,410	3,526
*	Verisk Analytics, Inc.	13,680	1,109
			8,046
	Financials—3.9%
*	Affiliated Managers Group, Inc.	11,740	1,653
	Moody’s Corporation	17,640	1,653
			3,306
	Energy—2.0%
	Schlumberger, Ltd.†	22,010	1,741

		Shares or
		Principal
Issuer		Amount	Value

	Common Stocks—(continued)

	Materials—1.9%
	PPG Industries, Inc.	15,450	$1,609

	Telecommunication Services—1.4%
*	SBA Communications Corporation	11,250	1,214
	Total Common Stocks—98.7% (cost $70,483)		84,510

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $922, collateralized by FFCB, 3.090%, due 8/19/25	$922	922

	Total Repurchase Agreement—1.1% (cost $922)		922

	Total Investments—99.8% (cost $71,405)		85,432
	Cash and other assets, less liabilities—0.2%		141
	Net assets—100.0%		$85,573

† = U.S. listed foreign security
* = Non-income producing security

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	13

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe Robert C. Lanphier, IV David P. Ricci

The William Blair Mid Cap Growth Fund (Class N shares) posted a 0.71% decrease, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 2.15%.

For the six month period ended June 30, 2016, the Fund underperformed the Index from a combination of style and stock-specific factors. Style factors had an overall negative impact on the Fund’s relative performance. While our typical bias toward companies with less volatile fundamentals was a benefit during the sell-off in the first six weeks of the year, this was more than offset during that time period by the negative impact from our higher growth bias and the resulting lower exposure to high dividend yielding stocks, as high dividend-yielding stocks outperformed low dividend-yielding stocks. The Fund tends to be significantly underweight such companies, instead seeking companies which have significant reinvestment opportunities that enable superior, durable long-term growth. Another style-related dynamic was the Fund’s underweight in Consumer Staples and overweight in Health Care. This exposure is driven by our bottom-up analysis which has found better growth prospects and more attractive valuations in Health Care stocks with similar levels of economic sensitivity as stocks within the Consumer Staples sector. Unfortunately, while we believe these Health Care stocks are better long-term investments, the Fund’s overweight in Health Care and underweight in Consumer Staples detracted from relative performance. From a stock specific standpoint, the top detractors from Fund performance were BorgWarner and Perrigo. BorgWarner, a global supplier of highly engineered automotive systems and components for engine and drivetrain applications, underperformed due to slowing growth and concern about its European business following the Brexit vote. Drug and nutritional product manufacturer Perrigo underperformed following turnover at its CEO post and lower forward-earnings guidance. Other top detractors from Fund performance were Signature Bank (Financials), CSRA (Information Technology) and Hanesbrands (Consumer Discretionary). Conversely, top contributors to Fund performance in the period were Dollar General and Vulcan Materials. Discount retailer Dollar General reported better-than-expected results in both the first and second quarters causing the stock to outperform. Aggregates producer Vulcan Materials outperformed after volume and pricing growth accelerated due to pent-up demand for its products. Other top contributors were Vantiv (Information Technology), Newell Brands (Consumer Discretionary) and Align Technology (Health Care).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

14	Semiannual Report	June 30, 2016

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016

	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	(0.71)%	(5.31)%	6.85%	6.67%	7.43%
Class I	(0.60)	(5.06)	7.10	6.96	7.73
Russell Midcap® Growth Index	2.15	(2.14)	10.52	9.98	8.12

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2016	William Blair Funds	15

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Consumer Discretionary—21.2%
	BorgWarner, Inc.	67,143	$1,982
	Brunswick Corporation	28,400	1,287
*	Chipotle Mexican Grill, Inc.	3,390	1,366
	Dollar General Corporation	52,865	4,969
	Hanesbrands, Inc.	125,900	3,164
	Newell Brands, Inc.	110,000	5,343
*	O’Reilly Automotive, Inc.	11,784	3,195
	Ross Stores, Inc.	79,700	4,518
*	Sally Beauty Holdings, Inc.	58,901	1,732
	Six Flags Entertainment Corporation	42,180	2,444
	Tractor Supply Co.	24,400	2,225
			32,225
	Information Technology—19.8%
*	Akamai Technologies, Inc.	64,579	3,612
	Booz Allen Hamilton Holding Corporation	86,100	2,552
*	CoStar Group, Inc.	19,677	4,303
	CSRA, Inc.	99,100	2,322
*	Genpact, Ltd.†	127,052	3,410
*	Guidewire Software, Inc.	57,220	3,534
	MAXIMUS, Inc.	43,686	2,419
*	Red Hat, Inc.	47,030	3,414
*	Vantiv, Inc. Class “A”	79,824	4,518
			30,084
	Health Care—19.2%
*	Align Technology, Inc.	24,780	1,996
*	BioMarin Pharmaceutical, Inc.	28,731	2,235
*	Centene Corporation	57,000	4,068
*	Cerner Corporation	69,100	4,049
	DENTSPLY SIRONA, Inc.	46,459	2,882
*	IDEXX Laboratories, Inc.	21,340	1,982
*	Mednax, Inc.	75,060	5,437
*	Mettler-Toledo International, Inc.	7,520	2,744
	Perrigo Co. plc†	16,300	1,478
	Zoetis, Inc.	49,300	2,340
			29,211
	Industrials—14.0%
*	Copart, Inc.	31,300	1,534
	Equifax, Inc.	14,700	1,887
*	Old Dominion Freight Line, Inc.	76,586	4,619
	Rockwell Collins, Inc.	34,370	2,926
	The Dun & Bradstreet Corporation	12,300	1,499
*	The Middleby Corporation	19,670	2,267
*	TransDigm Group, Inc.	10,400	2,742
*	Verisk Analytics, Inc.	47,480	3,850
			21,324
		Shares or
		Principal
Issuer		Amount	Value

	Common Stocks—(continued)

	Financials—8.5%
*	Affiliated Managers Group, Inc.	15,355	$2,162
	Intercontinental Exchange, Inc.	14,515	3,715
*	Signature Bank	29,656	3,705
	Willis Towers Watson plc†	26,590	3,305
			12,887
	Materials—5.7%
*	Axalta Coating Systems, Ltd.†	67,000	1,777
	Ball Corporation	48,400	3,499
	Vulcan Materials Co.	28,300	3,406
			8,682
	Consumer Staples—5.5%
*	Herbalife, Ltd.†	20,000	1,170
	Mead Johnson Nutrition Co.	38,300	3,476
	Tyson Foods, Inc.	56,100	3,747
			8,393
	Telecommunication Services—2.2%
*	SBA Communications Corporation	31,350	3,384

	Energy—0.8%
*	Concho Resources, Inc.	10,720	1,279

	Total Common Stocks—96.9% (cost $132,050)		147,469

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $5,673, collateralized by FFCB, 3.090%, due 8/19/25	$5,673	5,673

	Total Repurchase Agreement—3.7% (cost $5,673)		5,673

	Total Investments—100.6% (cost $137,723)		153,142

	Liabilities, plus cash and other assets—(0.6)%		(956)
	Net assets-100.0%		$152,186

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

16	Semiannual Report	June 30, 2016

Mid Cap Value Fund

The Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Mid Cap Value Fund (Class N shares) posted a 6.15% increase, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the Russell Midcap® Value Index (the “Index”), increased 8.87%.

The Fund’s underperformance relative to the Index during the first half of 2016 was due to a combination of style headwinds and stock selection. Broadly speaking, from a style perspective, the Fund’s higher growth profile relative to the index was a headwind during the period as higher growth stocks underperformed slower growth stocks. In addition, investor appetite for yield drove the outperformance of high dividend-yielding stocks, which was a headwind given the Fund’s underweight to this segment relative to the Index. The Fund’s largest sector detractor from relative performance during the period was in Financials and was driven by stock selection within Real Estate Services, Property REITs, and Regional Banks. Bank stocks, such as East West Bancorp, were generally weaker after a surprisingly disappointing jobs report confirmed that the Fed would hold off on raising interest rates in the near-term. After the Brexit vote late in the second quarter, bank stocks further sold off as they further pushed out expectations for any increase in interest rates. The Materials sector was a meaningful detractor from relative performance given the Fund’s lack of exposure to Gold and Diversified Metals & Mining relative to the Index. This lack of exposure offset positive stock selection within Fertilizers & Agricultural Chemicals. The largest contributor to relative performance at the sector level was Industrials. The Fund’s outperformance within Industrials was the result of broad-based positive stock selection throughout most of the industries within the sector. Information Technology was another significant contributor to relative performance during the period, driven by strong stock selection within Application Software and Electronic Components. Looking specifically at stock selection, the Fund’s largest detractors from relative performance were Jones Lang LaSalle (Financials), H&R Block (Consumer Discretionary), and Kroger (Consumer Staples). The largest contributors to relative performance were the Fund’s investments in Ingredion (Consumer Staples), Steel Dynamics (Materials), and American Water Works (Utilities).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

June 30, 2016	William Blair Funds	17

Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016

	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception(a)
Class N	6.15%	1.52%	9.50%	10.10%	10.55%
Class I	6.24	1.79	9.79	10.38	10.82
Russell Midcap® Value Index	8.87	3.25	11.00	11.70	11.79

(a)	For the period from May 3, 2010 (Commencement of Operations) to June 30, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Value Index consists of midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

18	Semiannual Report	June 30, 2016

Mid Cap Value Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Financials—31.8%
	Allied World Assurance Co.Holdings, Ltd.†	1,018	$36
	American Campus Communities, Inc.	1,148	61
	Ameriprise Financial, Inc.	289	26
*	Arch Capital Group, Ltd.†	574	41
	Assured Guaranty, Ltd.†	1,148	29
	Camden Property Trust	459	41
	DDR Corporation	2,133	39
	Douglas Emmett, Inc.	1,302	46
*	E*TRADE Financial Corporation	1,154	27
	East West Bancorp, Inc.	1,197	41
*	Equity Commonwealth	875	26
	Essex Property Trust, Inc.	229	52
	FNF Group	999	37
	General Growth Properties, Inc.	1,475	44
	Hanover Insurance Group, Inc.	548	46
	Hartford Financial Services Group, Inc.	1,108	49
	Jones Lang LaSalle, Inc.	330	32
	National Retail Properties, Inc.	758	39
	Northern Trust Corporation	761	50
	PacWest Bancorp	1,006	40
	Pebblebrook Hotel Trust	680	18
	Principal Financial Group, Inc.	857	35
	Prologis, Inc.	805	40
*	Signature Bank	202	25
	SL Green Realty Corporation	344	37
	SunTrust Banks, Inc.	870	36
*	SVB Financial Group	288	27
	Taubman Centers, Inc.	387	29
	Ventas, Inc.	644	47
	Zions Bancorporation	1,235	31
			1,127
	Utilities—11.9%
	American Water Works Co., Inc.	657	55
	Aqua America, Inc.	1,266	45
	Atmos Energy Corporation	577	47
	CMS Energy Corporation	1,127	52
	Eversource Energy	858	51
	Pinnacle West Capital Corporation	581	47
	WEC Energy Group, Inc.	934	61
	Xcel Energy, Inc.	1,419	64
			422
	Industrials—10.3%
	Carlisle Cos., Inc.	385	41
	Flowserve Corporation	724	33
	Fortune Brands Home & Security, Inc.	648	37
	Hubbell, Inc.	366	38
	Ingersoll-Rand plc†	694	44
	Kansas City Southern	463	42
	KAR Auction Services, Inc.	862	36
	The Toro Co.	386	34
	Valmont Industries, Inc.	221	30
	Wabtec Corporation	425	30
			365

	Issuer	Shares	Value

	Common Stocks—(continued)

	Energy—10.2%
	Baker Hughes, Inc.	378	$17
	Cimarex Energy Co.	316	38
*	Gulfport Energy Corporation	1,096	34
	Hess Corporation	806	49
*	Memorial Resource Development Corporation	2,274	36
	Noble Energy, Inc.	1,367	49
	Patterson-UTI Energy, Inc.	1,470	31
	Pioneer Natural Resources Co.	357	54
*	Rice Energy, Inc.	1,164	26
	Rowan Cos. plc†	1,006	18
*	Whiting Petroleum Corporation	1,018	9
			361
	Information Technology—9.2%
*	Akamai Technologies, Inc.	509	29
	Belden, Inc.	676	41
*	Cadence Design Systems, Inc.	2,194	53
*	CommScope Holding Co., Inc.	1,124	35
*	Genpact, Ltd.†	991	27
	Juniper Networks, Inc.	1,144	26
*	NXP Semiconductors N.V.†	500	39
	TE Connectivity, Ltd.†	672	38
*	Trimble Navigation, Ltd.	1,659	40
			328
	Consumer Discretionary—7.9%
	Autoliv, Inc.	297	32
	Darden Restaurants, Inc.	526	33
	L Brands, Inc.	515	35
	Lennar Corporation	806	37
	Newell Brands, Inc.	730	36
*	The Michaels Cos., Inc.	1,205	34
	Vail Resorts, Inc.	263	36
	VF Corporation	614	38
			281
	Health Care—5.9%
	CIGNA Corporation	216	27
*	Hologic, Inc.	1,095	38
*	Mednax, Inc.	617	45
*	Mettler-Toledo International, Inc.	126	46
	Zimmer Biomet Holdings, Inc.	439	53
			209
	Materials—5.7%
	Carpenter Technology Corporation	1,335	44
	Eastman Chemical Co.	780	53
	FMC Corporation	980	45
	Steel Dynamics, Inc.	2,397	59
			201
	Consumer Staples—4.2%
	ConAgra Foods, Inc.	947	45
	Ingredion, Inc.	422	55
	The Kroger Co.	1,380	51
			151
	Total Common Stocks—97.1% (cost $2,926)		3,445

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	19

Mid Cap Value Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $104, collateralized by FHLB, 5.500%, due 7/15/36	$104	$104

Total Repurchase Agreement—2.9% (cost $104)		104

Total Investments—100.0% (cost $3,030)		3,549
Net assets—100.0%		$3,549

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

20	Semiannual Report	June 30, 2016

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Karl W. Brewer Daniel Crowe Robert C. Lanphier, IV

The William Blair Small-Mid Cap Growth Fund (Class N shares) posted a 0.97% increase, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the Russell 2500™ Growth Index (the “Index”), decreased 0.03%.

Against this backdrop, the Fund outperformed the Index in the first six months of 2016. Style factors had an overall positive impact on the Fund’s relative performance. Our typical bias toward companies with less volatile fundamentals benefited the Fund’s relative performance as the market sold off in the first six weeks of the year and again in June. Stock selection in Health Care and an underweight to Biotechnology and Pharmaceutical companies were particularly beneficial to the Fund’s relative performance. Independent medical exam provider ExamWorks was the Fund’s strongest performing stock within Health Care for the year-to-date period. The stock was a top contributor to the Fund’s relative performance after a private equity firm acquired ExamWorks in the second quarter. Oil and natural gas company Diamondback Energy (Energy) was also a top relative contributor to the Fund’s performance due to positive results from its operations in the Permian Basin and the price of oil rebounding to nearly $50 per barrel. Other top contributors for the period were Ulta Salon, Cosmetics & Fragrances (Consumer Discretionary), First Cash Financial Services (Financials) and Vantiv (Information Technology). Detracting from the Fund’s relative performance for the period was stock selection in Information Technology (IT). Two top detractors both within the sector and for the Fund overall were j2 Global and Cvent. j2 Global, which provides communication services and manages online media properties, underperformed following a negative report released by a well-known short seller in March that criticized the company and put pressure on the stock price. Cloud-based enterprise event management platform company Cvent underperformed due to concerns surrounding a decrease in business travel and general negative sentiment towards cloud-related stocks early in the year. Other top detractors for the period were Jones Lang LaSalle (Financials), CSRA (IT) and Tyler Technologies (IT).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

June 30, 2016	William Blair Funds	21

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	0.97%	(3.15)%	10.74%	10.16%	8.84%
Class I	1.09	(2.90)	11.02	10.42	9.12
Russell 2500TM Growth Index	(0.03)	(7.69)	9.06	9.27	7.96

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

22	Semiannual Report	June 30, 2016

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Health Care—21.0%
*	ABIOMED, Inc.	169,758	$18,553
*	Akorn, Inc.	356,300	10,149
*	Align Technology, Inc.	232,153	18,700
*	Amedisys, Inc.	145,600	7,350
*	Cambrex Corporation	408,850	21,150
*	Centene Corporation	367,850	26,253
	DENTSPLY SIRONA, Inc.	24,847	1,541
*	Exact Sciences Corporation	996,300	12,205
	HealthSouth Corporation	546,454	21,213
*	IDEXX Laboratories, Inc.	208,512	19,362
*	Ligand Pharmaceuticals, Inc.	259,889	30,997
*	Mednax, Inc.	397,428	28,786
*	Mettler-Toledo International, Inc.	84,040	30,668
*	Repligen Corporation	103,435	2,830
*	Veeva Systems, Inc.	457,900	15,624
			265,381
	Information Technology—20.7%
*	2U, Inc.	503,995	14,823
*	Akamai Technologies, Inc.	307,300	17,187
	Booz Allen Hamilton Holding Corporation	781,548	23,165
*	CoStar Group, Inc.	151,420	33,110
	CSRA, Inc.	693,140	16,240
*	Gartner, Inc.	189,020	18,413
*	Guidewire Software, Inc.	604,014	37,304
	j2 Global, Inc.	367,725	23,229
	MAXIMUS, Inc.	494,930	27,404
*	NeuStar, Inc.	372,791	8,764
*	Pandora Media, Inc.	644,273	8,021
*	Vantiv, Inc. Class “A”	394,920	22,353
*	WNS Holdings, Ltd.—ADR	420,120	11,343
			261,356
	Industrials—15.6%
	CEB, Inc.	297,798	18,368
*	Copart, Inc.	262,500	12,865
	Healthcare Services Group, Inc.	463,675	19,187
	HEICO Corporation	230,600	12,372
	Hexcel Corporation	364,350	15,172
	Manpowergroup, Inc.	194,130	12,490
*	Old Dominion Freight Line, Inc.	430,081	25,938
*	Stericycle, Inc.	103,880	10,816
	The Dun & Bradstreet Corporation	114,600	13,963
*	The Middleby Corporation	170,752	19,679
	The Toro Co.	148,963	13,139
*	TransDigm Group, Inc.	87,755	23,140
			197,129
	Consumer Discretionary—13.7%
	Cable One, Inc.	12,500	6,393
	DeVry Education Group, Inc.	34,937	623
*	Fiesta Restaurant Group, Inc.	309,300	6,746
*	IMAX Corporation†	523,223	15,425
*	Sally Beauty Holdings, Inc.	598,490	17,602
	ServiceMaster Global Holdings, Inc.	394,228	15,690
	Six Flags Entertainment Corporation	574,696	33,304
*	Steven Madden, Ltd.	282,665	9,661
	Tractor Supply Co.	307,230	28,013
		Shares/
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Consumer Discretionary—(continued)
**	Ulta Salon Cosmetics & Fragrance, Inc.	123,110	$29,994
*	Universal Electronics, Inc.	126,534	9,146
			172,597
	Financials—13.1%
*	Affiliated Managers Group, Inc.	158,251	22,277
	CBOE Holdings, Inc.	389,800	25,968
*	Colliers International Group, Inc.†	226,064	7,718
*	Encore Capital Group, Inc.	407,541	9,589
	FactSet Research Systems, Inc.	96,654	15,602
	First Cash Financial Services, Inc.	310,023	15,914
*	FirstService Corporation†	493,682	22,625
	Jones Lang LaSalle, Inc.	114,511	11,159
	OM Asset Management plc†	653,928	8,730
*	Signature Bank	138,630	17,318
	Virtu Financial, Inc.	428,122	7,706
			164,606
	Materials—4.7%
*	Axalta Coating Systems, Ltd.†	551,000	14,618
	Ball Corporation	233,730	16,896
	Celanese Corporation	244,170	15,981
	Martin Marietta Materials, Inc.	62,600	12,019
			59,514
	Consumer Staples—4.5%
*	Herbalife, Ltd.†	214,200	12,537
	Nu Skin Enterprises, Inc.	324,264	14,978
*	Sprouts Farmers Market, Inc.	499,200	11,432
	WD-40 Co.	148,090	17,393
			56,340
	Energy—2.2%
*	Carrizo Oil & Gas, Inc.	259,250	9,294
*	Diamondback Energy, Inc.	198,210	18,079
			27,373
	Telecommunication Services—1.9%
*	SBA Communications Corporation	227,200	24,524

	Total Common Stocks—97.4% (cost $1,073,248)		1,228,820

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $26,223, collateralized by U.S. Treasury Note, 2.000%, due 8/15/25	$26,223	$26,223

	Total Repurchase Agreement—2.1% (cost $26,223)		26,223

	Total Investments—99.5% (cost $1,099,471)		1,255,043

	Cash and other assets, less liabilities—0.5%		5,826
	Net assets—100.0%		$1,260,869

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	23

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 6.14% increase, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the Russell 2500™ Value Index (the “Index”), increased 7.84%.

The Fund’s underperformance relative to the Index during the first half of 2016 was due to a combination of style headwinds and stock selection. Broadly speaking, from a style perspective, the Fund’s higher growth profile was a headwind during the period as higher growth stocks underperformed slower growth stocks. In addition, investor appetite for yield drove the outperformance of high dividend-yielding stocks, which was a headwind given the Fund’s underweight to this segment relative to the Index. The Fund’s largest sector detractor from performance during the period was within Financials and was driven by stock selection within REITs, Regional Banks, and Real Estate Management & Development. Bank stocks, such as Bank of the Ozarks, were generally weaker after a surprisingly disappointing jobs report confirmed that the Fed would hold off on raising interest rates in the near-term. After the Brexit vote late in the second quarter bank stocks further sold off as they further pushed out expectations for any increase in interest rates. The Materials sector was a meaningful detractor from the Fund’s relative performance given the Fund’s lack of exposure to Gold and Diversified Metals & Mining relative to the Index. This lack of exposure offset positive stock selection within Fertilizers & Agricultural Chemicals. Notable stock level detractors from relative performance included Integer (Health Care) and J2 Global (Information Technology). The largest contributor to relative performance at the sector level was Information Technology. The Fund’s outperformance within Information Technology was the result of broad-based positive stock selection throughout most of the industries within the sector. The Consumer Discretionary sector was another significant contributor to the Fund’s relative performance during the period. Strong stock selection within Apparel Retail and Restaurants, helped by the announced acquisition of portfolio holding Krispy Kreme Doughnuts in the second quarter, drove the Fund’s relative outperformance within the sector. Other notable positive contributors to the Fund’s relative performance included Children’s Place (Consumer Discretionary) and Southwest Gas (Utilities).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

24	Semiannual Report	June 30, 2016

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year to Date	1 Year	3 Year	Since Inception(a)
Class N	6.14%	0.89%	7.90%	12.61%
Class I	6.30	1.19	8.21	12.92
Russell 2500TM Value Index	7.84	0.22	8.14	13.92

(a)	For the period from December 15, 2011 (Commencement of Operations) to June 30, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Russell 2500TM Value Index consists of midcap-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2016	William Blair Funds	25

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Financials—35.8%
	Acadia Realty Trust	1,054	$38
	Allied World Assurance Co. Holdings, Ltd.† .	1,195	42
	American Assets Trust, Inc.	992	42
	American Campus Communities, Inc.	921	49
*	Arch Capital Group, Ltd.†	775	56
	Assured Guaranty, Ltd.†	1,430	36
	Bank of the Ozarks, Inc.	821	31
	Boston Private Financial Holdings, Inc.	1,320	16
	Camden Property Trust	680	60
	Care Capital Properties, Inc.	1,199	31
	CNO Financial Group, Inc.	2,352	41
	CVB Financial Corporation	1,039	17
	DDR Corporation	1,939	35
	Douglas Emmett, Inc.	1,553	55
*	E*TRADE Financial Corporation	1,839	43
	East West Bancorp, Inc.	1,264	43
	Education Realty Trust, Inc.	919	42
	EPR Properties	548	44
*	Equity Commonwealth	1,068	31
	Equity One, Inc.	1,018	33
	First American Financial Corporation	1,125	45
	Glacier Bancorp, Inc.	1,536	41
	Hanover Insurance Group, Inc.	614	52
	Highwoods Properties, Inc.	694	37
	Home BancShares, Inc.	1,480	29
	Iberiabank Corporation	600	36
	Jones Lang LaSalle, Inc.	333	33
	National Retail Properties, Inc.	722	37
	PacWest Bancorp	1,029	41
	Pebblebrook Hotel Trust	1,008	27
	Prosperity Bancshares, Inc.	733	37
	Radian Group, Inc.	3,215	34
	Renasant Corporation	860	28
	Selective Insurance Group, Inc.	1,223	47
*	Signature Bank	267	33
	Sunstone Hotel Investors, Inc.	2,297	28
*	SVB Financial Group	270	26
	Taubman Centers, Inc.	535	40
	Umpqua Holdings Corporation	1,991	31
*	Western Alliance Bancorp	894	29
	WSFS Financial Corporation	1,287	41
	Yadkin Financial Corporation	1,007	25
	Zions Bancorporation	1,569	39
			1,601
	Industrials—13.0%
	Carlisle Cos., Inc.	425	45
	CIRCOR International, Inc.	459	26
	Curtiss-Wright Corporation	455	38
	EMCOR Group, Inc.	800	40
	Flowserve Corporation	582	26
	Fortune Brands Home & Security, Inc.	641	37
*	FTI Consulting, Inc.	668	27
	G&K Services, Inc.	436	34

	Issuer	Shares	Value

	Common Stocks—(continued)

	Industrials—(continued)
	Hubbell, Inc.	400	$42
	Interface, Inc.	1,913	29
	KAR Auction Services, Inc.	1,134	47
*	Lydall, Inc.	696	27
	Matson, Inc.	869	28
	Standex International Corporation	319	27
	The Toro Co.	468	41
	Valmont Industries, Inc.	223	30
	Wabtec Corporation	509	36
			580

	Information Technology—10.5%
*	Acxiom Corporation	2,830	62
	ADTRAN, Inc.	1,050	20
	Belden, Inc.	875	53
	Booz Allen Hamilton Holding Corporation	1,443	43
*	Cadence Design Systems, Inc.	2,796	68
*	CommScope Holding Co., Inc.	1,107	34
*	Genpact, Ltd.†	1,475	40
*	Inphi Corporation	1,685	54
	Intersil Corporation	1,841	25
	j2 Global, Inc.	779	49
	Littelfuse, Inc.	174	20
			468
	Consumer Discretionary—9.8%
	Autoliv, Inc.	268	29
	Children’s Place, Inc.	503	40
	Churchill Downs, Inc.	141	18
	Dana Holding Corporation	1,965	21
	Darden Restaurants, Inc.	456	29
*	Dave & Buster’s Entertainment, Inc.	604	28
	Ethan Allen Interiors, Inc.	690	23
*	Express, Inc.	1,961	28
*	Genesco, Inc.	413	27
*	Krispy Kreme Doughnuts, Inc.	1,461	31
	Lennar Corporation	787	36
	Meredith Corporation	697	36
*	The Michaels Cos., Inc.	1,018	29
	Vail Resorts, Inc.	257	35
	Wolverine World Wide, Inc.	1,379	28
			438

	Utilities—9.4%
	American Water Works Co., Inc.	527	45
	Aqua America, Inc.	1,397	50
	Atmos Energy Corporation	664	54
	CMS Energy Corporation	952	44
	IDACORP, Inc.	550	45
	Pinnacle West Capital Corporation	566	46
	PNM Resources, Inc.	918	32
	Portland General Electric Co.	739	33
	Southwest Gas Corporation	450	35
	Spire, Inc.	515	36
			420

See accompanying Notes to Financial Statements.

26	Semiannual Report	June 30, 2016

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Energy—7.3%
*	Exterran Corporation	575	$7
*	Gulfport Energy Corporation	1,768	55
*	Helix Energy Solutions Group, Inc.	2,851	19
*	Memorial Resource Development Corporation	2,446	39
*	Parsley Energy, Inc.	1,992	54
	Patterson-UTI Energy, Inc.	1,055	23
*	PDC Energy, Inc.	892	51
*	Rice Energy, Inc.	1,474	33
*	TETRA Technologies, Inc.	4,167	27
*	Whiting Petroleum Corporation	2,286	21
			329
	Health Care—5.1%
	CONMED Corporation	525	25
	HealthSouth Corporation	967	37
*	Hologic, Inc.	664	23
*	Integer Holdings Corporation	655	20
*	Magellan Health, Inc.	361	24
*	Mednax, Inc.	673	49
*	Mettler-Toledo International, Inc.	137	50
			228
	Materials—5.1%
	Carpenter Technology Corporation	673	22
	FMC Corporation	528	24
	Minerals Technologies, Inc.	642	36
	PolyOne Corporation	1,328	47
	Sensient Technologies Corporation	518	37
	Silgan Holdings, Inc.	452	23
	Steel Dynamics, Inc.	1,530	38
			227
	Consumer Staples—2.9%
*	Darling Ingredients, Inc.	1,331	20
	Ingredion, Inc.	576	75
	J&J Snack Foods Corporation	295	35
			130
	Total Common Stocks—98.9% (cost $3,818)		4,421

	Principal
Issuer	Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 0.030% dated 6/30/16, due 7/1/16, repurchase price $112, collateralized by U.S. Treasury Note, 2.125%, due 9/30/21	$112	$112

Total Repurchase Agreement—2.5% (cost $112)		112

Total Investments—101.4% (cost $3,930)		4,533

Liabilities, plus cash and other assets—(1.4)%		(61)
Net assets—100.0%		$4,472

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	27

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Karl W. Brewer

The William Blair Small Cap Growth Fund (Class N shares) posted a 3.92% increase, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), decreased 1.59%.

Against this backdrop, the Fund significantly outperformed the Index in the first six months of 2016. The most notable contribution to the Fund’s relative performance came in the Health Care sector. Within Health Care, the Fund’s style-driven underweight to Biotechnology and Pharmaceuticals added significant value – mostly during the first two months of the year – as the industry group corrected after a multi-year period of outperformance. From a stock selection perspective, independent medical exam provider ExamWorks was the largest contributor to the Fund’s relative performance within the Health Care sector after a private equity firm acquired ExamWorks in the second quarter. Universal Electronics, a developer and manufacturer of remote control devices and software, was the top individual stock contributor to the Fund’s relative performance during the period. The stock outperformed after the company announced an agreement with Comcast that implied a meaningful expansion of the business relationship between the two companies, including Comcast’s use of Universal’s voice-enabled remote. Other top relative contributors were Xactly (Information Technology), ORBCOMM (Telecommunication Services) and First Cash Financial Services (Financials). Conversely, the top relative detracting stocks during the period were Information Technology companies Hortonworks and j2 Global. Data management platform provider Hortonworks underperformed due to a dilutive secondary offering and signs that the company’s Hadoop platform could see pricing pressure in the near future. j2 Global, which provides communication services and manages online media properties, underperformed following a negative report released by a well-known short seller in March that criticized the company and put pressure on the stock price. Other top detractors were AtriCure (Health Care), Akorn (Health Care) and Fiesta Restaurant Group (Consumer Discretionary).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

28	Semiannual Report	June 30, 2016

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	3.92%	(3.86)%	7.98%	9.48%	5.82%
Class I	4.05	(3.60)	8.23	9.75	6.11
Russell 2000® Growth Index	(1.59)	(10.75)	7.74	8.51	7.14

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2016	William Blair Funds	29

Small Cap Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—23.8%
*	2U, Inc.	157,520	$4,633
*	Acxiom Corporation	257,850	5,670
*	Callidus Software, Inc.	237,467	4,745
	CSRA, Inc.	140,600	3,294
*	Envestnet, Inc.	96,290	3,207
*	Guidewire Software, Inc.	89,626	5,535
*	Inphi Corporation	124,410	3,985
	j2 Global, Inc.	134,691	8,509
	MAXIMUS, Inc.	60,890	3,372
*	MaxLinear, Inc.	280,641	5,046
*	NeuStar, Inc.	158,958	3,737
*	OSI Systems, Inc.	70,590	4,103
*	Pandora Media, Inc.	347,150	4,322
*	Q2 Holdings, Inc.	192,230	5,386
*	RealPage, Inc.	159,390	3,559
*	Ultimate Software Group, Inc.	24,302	5,111
*	USA Technologies, Inc.	1,283,150	5,479
*	WNS Holdings, Ltd.—ADR	173,234	4,677
*	Xactly Corporation	207,180	2,654
			87,024
	Health Care—18.0%
*	ABIOMED, Inc.	35,360	3,864
*	Accelerate Diagnostics, Inc.	258,889	3,725
*	Air Methods Corporation	146,820	5,261
*	Akorn, Inc.	122,750	3,496
*	Amedisys, Inc.	53,745	2,713
*	AtriCure, Inc.	226,483	3,200
*	Cambrex Corporation	101,615	5,257
*	Exact Sciences Corporation	373,520	4,576
*	Glaukos Corporation	76,379	2,227
	HealthSouth Corporation	124,745	4,843
	LeMaitre Vascular, Inc.	245,425	3,502
*	Ligand Pharmaceuticals, Inc.	64,030	7,637
*	NxStage Medical, Inc.	306,056	6,635
*	Repligen Corporation	191,070	5,228
*	Veeva Systems, Inc.	105,180	3,589
			65,753
	Industrials—16.1%
	Albany International Corporation	44,820	1,790
	CEB, Inc.	42,100	2,597
	ESCO Technologies, Inc.	121,230	4,842
*	Franklin Covey Co.	307,079	4,707
*	GP Strategies Corporation	190,258	4,127
	Healthcare Services Group, Inc.	166,620	6,895
	HEICO Corporation	105,580	5,664
*	Hudson Technologies, Inc.	1,854,894	6,678
*	ICF International, Inc.	110,381	4,514
	John Bean Technologies Corporation	87,125	5,334
*	Mercury Systems, Inc.	255,680	6,356
*	NV5 Global, Inc.	82,062	2,334
	The Dun & Bradstreet Corporation	25,070	3,054
			58,892

	Issuer	Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—15.0%
	Cable One, Inc.	7,910	$4,045
	Collectors Universe, Inc.	174,586	3,448
	DeVry Education Group, Inc.	12,018	214
*	Fiesta Restaurant Group, Inc.	115,210	2,513
*	Gentherm, Inc.	155,880	5,339
*	IMAX Corporation†	173,877	5,126
	Lithia Motors, Inc.	40,970	2,912
*	Mattress Firm Holding Corporation	36,450	1,223
	Nutrisystem, Inc.	220,730	5,598
	Six Flags Entertainment Corporation	147,522	8,549
*	Steven Madden, Ltd.	115,550	3,949
*	U.S. Auto Parts Network, Inc.	1,288,211	5,088
*	Universal Electronics, Inc.	92,972	6,720
			54,724
	Financials—9.3%
	B. Riley Financial, Inc.	271,254	2,599
*	BofI Holding, Inc.	89,800	1,590
*	Colliers International Group, Inc. †	70,723	2,415
*	Cowen Group, Inc.	903,164	2,673
*	Encore Capital Group, Inc.	77,436	1,822
	First Cash Financial Services, Inc.	149,576	7,678
*	FirstService Corporation†	98,979	4,536
	OM Asset Management plc†	369,557	4,934
	Virtu Financial, Inc.	318,962	5,741
			33,988
	Consumer Staples—4.2%
*	Amplify Snack Brands, Inc.	143,458	2,116
*	Herbalife, Ltd.†	26,300	1,539
	Nu Skin Enterprises, Inc.	107,785	4,979
*	Sprouts Farmers Market, Inc.	142,610	3,266
	WD-40 Co.	28,961	3,401
			15,301
	Materials—3.0%
*	Codexis, Inc.	371,180	1,496
*	Headwaters, Inc.	227,422	4,080
*	Stillwater Mining Co.	461,237	5,470
			11,046
	Energy—2.2%
*	Carrizo Oil & Gas, Inc.	73,763	2,644
*	Gulfport Energy Corporation	61,507	1,923
*	Hornbeck Offshore Services, Inc.	109,710	915
*	Parsley Energy, Inc.	90,630	2,453
			7,935
	Telecommunication Services—1.8%
*	ORBCOMM, Inc.	638,922	6,357

	Total Common Stocks—93.4% (cost $286,745)		341,020

	Exchange-Traded Fund
	iShares Russell 2000 Growth Index Fund	55,210	7,574

	Total Exchange-Traded Fund—2.1% (cost $6,665)		7,574

See accompanying Notes to Financial Statements.

30	Semiannual Report	June 30, 2016

Small Cap Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $10,008, collateralized by FFCB, 3.020%, due 1/12/26	$10,008	$10,008

Total Repurchase Agreement—2.7% (cost $10,008)		10,008

Total Investments—98.2% (cost $303,418)		358,602
Cash and other assets, less liabilities—-1.8%		6,585
Net assets—100.0%		$365,187

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

If a fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940, as amended. The Fund had the following transactions during the period ended June 30, 2016 with companies deemed affiliated during the period or at June 30, 2016.

		Share Activity				Period Ended June 30, 2016
	Security Name	Balance 12/31/2015	Purchases	Sales	Balance 6/30/2016	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
ᴫ	Hudson Technologies, Inc.	1,681,784	173,110	—	1,854,894	$6,678	$—	$—	$1,079
						$6,678	$—	$—	$1,079

ᴫ = Affiliated company at June 30, 2016. The Fund’s total value in companies deemed to be affiliated at June 30, 2016 was $6,678.

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	31

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small Cap Value Fund (Class N shares) posted a 6.83% increase, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 6.08%.

The Fund’s outperformance relative to the Index during the first half of 2016 was primarily driven by strong stock selection across most sectors. Broadly speaking, from a style perspective, the Fund’s larger market cap bias relative to the Index provided a tailwind during the period as larger cap stocks outperformed smaller caps in the first six months of the year. At the sector level, Consumer Discretionary was the most significant contributor to the Fund’s relative performance. Strong stock selection within the Consumer Discretionary sector, specifically Apparel Retail and Restaurants, helped by the announced acquisition of portfolio holding Krispy Kreme Doughnuts in the second quarter, drove the Fund’s relative outperformance within the sector. The combination of higher oil prices and strong stock selection within the Energy sector drove the Fund’s relative outperformance within the sector during the period. Other notable contributors to relative performance at the stock level included Children’s Place (Consumer Discretionary) and Southwest Gas (Utilities). Materials, the best performing sector of the market, was the largest detractor from relative performance due to the Fund’s lack of exposure to the more commodity exposed companies. Specifically, the strong performance of companies exposed to silver was a notable detractor to the Fund’s performance within the Materials sector and more than offset the Fund’s positive stock selection within Specialty Chemicals. The Fund’s relative underperformance within Financials was driven by stock selection within Regional Banks. Banking stocks, such as Bank of the Ozarks, were generally weaker after a surprisingly disappointing jobs report confirmed that the Fed would hold off on raising interest rates in the near-term. These stocks further declined after the Brexit vote late in the second quarter further pushed out expectations for any increase in interest rates. Other notable detractors from relative performance at the stock level included Integer (Health Care) and J2 Global (Information Technology).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

32	Semiannual Report	June 30, 2016

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2015

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	6.83%	(0.06)%	7.51%	8.40%	7.10%
Class I	6.97	0.23	7.79	8.68	7.35
Russell 2000® Value Index	6.08	(2.58)	6.36	8.15	5.15

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2016	William Blair Funds	33

Small Cap Value Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Financials—36.7%
	Acadia Realty Trust	192,016	$6,820
	American Assets Trust, Inc.	177,757	7,544
	American Campus Communities, Inc.	180,851	9,562
	Bank of the Ozarks, Inc.	154,210	5,786
	Banner Corporation	69,445	2,954
	Berkshire Hills Bancorp, Inc.	208,927	5,624
	Boston Private Financial Holdings, Inc.	309,193	3,642
	Care Capital Properties, Inc.	158,821	4,163
*	Cascade Bancorp	672,334	3,725
	CNO Financial Group, Inc.	483,926	8,449
	CoBiz Financial, Inc.	538,476	6,300
	CVB Financial Corporation	203,735	3,339
	Education Realty Trust, Inc.	199,489	9,205
	EPR Properties	108,114	8,723
*	Equity Commonwealth	146,581	4,270
	Equity One, Inc.	143,820	4,628
	First American Financial Corporation	181,402	7,296
	Glacier Bancorp, Inc.	289,514	7,695
	Hanover Insurance Group, Inc.	92,083	7,792
	Highwoods Properties, Inc.	121,992	6,441
	Home BancShares, Inc.	307,088	6,077
	Iberiabank Corporation	135,086	8,069
	National Bank Holdings Corporation	201,632	4,105
	PacWest Bancorp	181,601	7,224
	Pebblebrook Hotel Trust	204,952	5,380
	Prosperity Bancshares, Inc.	137,405	7,006
	Radian Group, Inc.	599,800	6,250
	Renasant Corporation	211,582	6,841
*	Safeguard Scientifics, Inc.	276,584	3,455
	Selective Insurance Group, Inc.	210,368	8,038
	Sunstone Hotel Investors, Inc.	405,984	4,900
	Umpqua Holdings Corporation	450,913	6,976
*	Western Alliance Bancorp	224,959	7,345
	WSFS Financial Corporation	218,549	7,035
	Yadkin Financial Corporation	255,359	6,407
			219,066
	Industrials—13.0%
	CIRCOR International, Inc.	115,300	6,571
	Curtiss-Wright Corporation	96,372	8,120
	EMCOR Group, Inc.	147,885	7,285
*	FTI Consulting, Inc.	137,740	5,603
	G&K Services, Inc.	104,404	7,994
	Interface, Inc.	362,127	5,523
	Kadant, Inc.	119,477	6,154
*	Lydall, Inc.	124,850	4,814
	Matson, Inc.	154,763	4,997
*	Northwest Pipe Co.	235,082	2,534
	Standex International Corporation	68,269	5,641
	The Toro Co.	84,338	7,439
	Valmont Industries, Inc.	35,915	4,858
			77,533

	Issuer	Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—10.7%
*	Cavco Industries, Inc.	48,750	$4,568
	Children’s Place, Inc.	91,832	7,363
	Churchill Downs, Inc.	33,605	4,246
	Dana Holding Corporation	376,208	3,973
*	Dave & Buster’s Entertainment, Inc.	94,750	4,433
	Ethan Allen Interiors, Inc.	136,721	4,517
*	Express, Inc.	331,500	4,810
*	Genesco, Inc.	88,443	5,688
*	Krispy Kreme Doughnuts, Inc.	287,414	6,024
	Meredith Corporation	111,317	5,779
	Vail Resorts, Inc.	52,221	7,219
	Wolverine World Wide, Inc.	255,614	5,194
			63,814
	Information Technology—10.6%
*	Acxiom Corporation	437,547	9,622
	ADTRAN, Inc.	219,432	4,092
	Belden, Inc.	118,392	7,147
	Booz Allen Hamilton Holding Corporation	234,596	6,953
*	Cadence Design Systems, Inc.	254,509	6,185
*	CommScope Holding Co., Inc.	150,349	4,665
*	Inphi Corporation	227,708	7,294
	Intersil Corporation	243,445	3,296
*	Intralinks Holdings, Inc.	474,059	3,081
	j2 Global, Inc.	108,002	6,823
	Littelfuse, Inc.	36,860	4,357
			63,515
	Utilities—7.6%
	Chesapeake Utilities Corporation	81,465	5,391
	IDACORP, Inc.	101,702	8,274
	PNM Resources, Inc.	228,386	8,094
	Portland General Electric Co.	176,318	7,779
	Southwest Gas Corporation	106,165	8,356
	Spire, Inc.	102,013	7,227
			45,121
	Energy—5.7%
	Archrock, Inc.	401,058	3,778
*	Exterran Corporation	182,400	2,344
*	Helix Energy Solutions Group, Inc.	479,655	3,242
*	Memorial Resource Development Corporation	215,276	3,418
*	Parsley Energy, Inc.	266,875	7,222
*	PDC Energy, Inc.	103,973	5,990
*	Rice Energy, Inc.	194,655	4,290
*	TETRA Technologies, Inc.	570,188	3,632
			33,916
	Materials—4.3%
	Minerals Technologies, Inc.	105,571	5,996
	PolyOne Corporation	200,527	7,067
	Sensient Technologies Corporation	99,268	7,052
	Silgan Holdings, Inc.	109,043	5,611
			25,726

See accompanying Notes to Financial Statements.

34	Semiannual Report	June 30, 2016

Small Cap Value Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Health Care—4.1%
	CONMED Corporation	167,915	$8,015
	HealthSouth Corporation	163,605	6,351
*	Integer Holdings Corporation	177,644	5,494
*	Magellan Health, Inc.	69,753	4,588
			24,448
	Consumer Staples-3.7%
*	Darling Ingredients, Inc.	456,330	6,799
	J&J Snack Foods Corporation	69,424	8,280
	SpartanNash Co.	237,538	7,264
			22,343
	Total Common Stocks—96.4% (cost $477,863)		575,482

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $16,816, collateralized by FFCB, 3.090%, due 8/19/25	$16,816	16,816

	Total Repurchase Agreement—2.8% (cost $16,816)		16,816

	Total Investments—99.2% (cost $494,679)		592,298
	Cash and other assets, less liabilities—0.8%		4,910
	Net assets—100.0%		$597,208

* = Non-income producing security

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	35

Global Markets Review and Outlook

Equity markets were highly volatile throughout the first half of 2016, buffeted by the continued fragile global growth environment and tremendous sentiment swings around the United Kingdom’s historic vote on June 23 to secede from the European Union (“Brexit”). The MSCI ACWI IMI (net) advanced 1.36% in U.S. Dollar (“USD”) terms during the six-month period, benefiting from expectations that central banks around the world would maintain or increase stimulus measures to combat weaker growth prospects. After suffering major equity market declines in the initial trading days following the Brexit vote, investor hopes of expanded quantitative easing by the European Central Bank, interest rate cuts by the Bank of England, and delayed tightening of monetary policy by the Federal Reserve Board’s Federal Open Market Committee (FOMC) together ignited a broad equity rally during the final week of June.

Although recovering most of their initial Brexit losses in a matter of days, the environment for equities remained tenuous heading into the second half of 2016 as investors were left grappling with the short and longer term ramifications for U.K. and European economic activity. U.S. equities were a relative safe haven against this backdrop. In the wake of a poor U.S. jobs report and political turbulence across the Atlantic, the growing consensus of “lower for longer” for FOMC interest rate policy significantly bolstered investor sentiment. Although similarly underpinned by central bank policy hopes, U.K. and European equity markets ended the first six months of the year in negative territory. U.K. equities were actually positive for the six-month period in local currency terms, as measured by the MSCI UK IMI (net), but pound sterling’s 9% decline versus the USD was a significant offset. Concerns about the U.K.’s worsening twins deficit (i.e. fiscal deficit and current account deficit) was further exacerbated by Brexit and the ensuing political upheaval - sending the British Pound down to levels not seen since 1985.

Among other primary economies, Japanese equities endured their worst six-month decline since the global financial crisis. Yen strength was a persistent headwind to performance for Japanese equities as investors became increasingly worried about the detrimental impact of the stronger Yen on corporate profits for export-oriented companies. Reflecting these concerns, Daiwa Securities estimated that pretax profits for Japan’s biggest companies would decline approximately 10% for the upcoming financial quarter, a view which was widely expressed by sell side analysts via negative earnings revisions that stood out on a global basis.Yen strength has complicated the reflation efforts of Japanese policymakers by lowering the cost of imports. Further weighing on investor sentiment has been recent economic data showing weaker industrial output and consumer spending.

Emerging market equities outperformed during the six-month period, benefiting from relatively attractive valuations coming into 2016, stabilizing domestic currencies and fund flows, and the FOMC’s delayed interest rate hike timeline. Improved perceptions of China’s growth and stimulus prospects also supported emerging market equities broadly. The MSCI EM IMI (net) advanced 5.69% during the period in USD terms. Among the major EM regions, Latin America was the strongest performer over the six-month period, driven by sharp rebounds in Brazilian equities and Brazilian currency (the Real), firmer commodity prices, and the movement to impeach Dilma Rousseff from the presidency. Within Europe, the Middle East and Africa, Russia was a standout performer for the period, benefiting from the oil price recovery and related currency strength. Country performance was mixed across the Emerging Asia region, with strength in Thailand, Indonesia and the Philippines offset by China’s negative return.

From a global sector perspective, Energy was the standout performer for the six-month period. In the environment of weaker global growth and falling bond yields, there was a renewed preference for defensive, yield-oriented sectors, which supported Utilities, Consumer Staples, Healthcare and Telecom to varying degrees. In contrast, the more cyclically-oriented Consumer Discretionary, Financials and Information Technology sectors experienced negative returns. From a market cap perspective, small cap stocks outpaced their mid/large cap counterparts on a global basis, driven primarily by the strong performance of U.S. small cap stocks. The reverse was true in emerging markets, however, as larger cap, more liquid companies led the rally during the first half of the year, after lagging their small cap counterparts in recent years.

36	Semiannual Report	June 30, 2016

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn Kenneth J. McAtamney

The William Blair Global Leaders Fund (Class N shares) posted a 1.64% decrease, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI Index (net) (the “Index”), increased 1.36%.

The Fund underperformed the Index for the six-month period. Style headwinds during the first quarter adversely impacted six-month performance, as higher growth companies with relatively strong earnings trends which the Fund focuses on, significantly lagged lower valuation companies with weaker earnings trends. This effect was most pronounced during the month of February and persisted to a smaller degree through April, before reversing in May. The Fund’s relative performance also suffered from a combination of negative sector allocation and stock selection effects. The Fund’s Consumer Discretionary, Healthcare, and Information Technology (IT) sector overweightings, combined with underweightings to the market-leading Consumer Staples, Energy, Materials, Telecommunication Services, and Utilities sectors, were the largest detractors from the Fund’s relative performance. Stock selection in the Consumer Staples sector also detracted from Fund performance, hampered by the Fund’s lack of exposure to Tobacco and Food Products companies, in addition to share price weakness for Costco Wholesale (U.S.) and Alimentation Couche-Tard (Canada). Costco suffered from lower monthly sales trends due to food deflation and the company’s ongoing credit card transition. Alimentation Couche-Tard was impacted by a weaker average road transportation fuel selling price in its U.S. business. These negative effects were partially mitigated by IT stock selection, as Keyence (Japan) and Taiwan Semiconductor Manufacturing (TSM) posted strong six-month gains. Keyence’s share price benefited from solid financial results that stood out relative to its industrial automation peers, and TSM was supported by expectations of continued incremental market share gains for its microchips at Apple. From a geographic perspective, U.S. stock selection was the primary detractor from six-month performance, weighed down by Financials, Consumer Staples, and IT stock selection. This more than offset positive stock selection in Japan, China, and Taiwan.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

June 30, 2016	William Blair Funds	37

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	(1.64)%	(3.82)%	6.50%	6.14%	2.21%
Class I(a)	(1.47)	(3.46)	6.83	6.44	2.49
MSCI ACW IMI (net)(a)	1.36	(3.87)	6.13	5.43	1.84
Institutional Class(b)	(1.47)	(3.47)	6.93	—	7.16
MSCI ACW IMI (net)(b)	1.36	(3.87)	6.13	—	6.94

(a)	Since inception is for the period from October 15, 2007 (Commencement of Operations) to June 30, 2016.
(b)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to June 30, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

38	Semiannual Report	June 30, 2016

Global Leaders Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—54.8%
	Canada—5.1%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	41,531	$1,783
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	69,418	2,296
	Intact Financial Corporation (Insurance)	30,460	2,176
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	100,208	2,780
			9,035
	United States—49.7%
*	Affiliated Managers Group, Inc. (Capital markets)	12,024	1,693
*	Align Technology, Inc. (Health care equipment & supplies)	24,109	1,942
*	Alphabet, Inc. Class “A” (Internet software & services)	5,524	3,886
*	Amazon.com, Inc. (Internet & catalog retail)	6,968	4,986
*	ANSYS, Inc. (Software)	20,541	1,864
	Apogee Enterprises, Inc. (Building products)	33,405	1,548
	BlackRock, Inc. (Capital markets)	9,114	3,122
	Bristol-Myers Squibb Co. (Pharmaceuticals)	49,338	3,629
*	Centene Corporation (Health care providers & services)	47,577	3,396
*	CoStar Group, Inc. (Internet software & services)	5,629	1,231
	Costco Wholesale Corporation (Food & staples retailing)	5,990	941
	Danaher Corporation (Industrial conglomerates)	27,472	2,775
*	Edwards Lifesciences Corporation (Health care equipment & supplies)	20,858	2,080
	EOG Resources, Inc. (Oil, gas & consumable fuels)	19,109	1,594
	Equifax, Inc. (Professional services)	19,515	2,506
*	Facebook, Inc. Class “A” (Internet software & services)	22,649	2,588
	General Electric Co. (Industrial conglomerates)	109,190	3,437
	Intercontinental Exchange, Inc. (Diversified financial services)	9,421	2,411
	Jones Lang LaSalle, Inc. (Real estate management & development)	5,083	495
	Mastercard, Inc. Class “A” (IT services)	28,157	2,480
	Moody’s Corporation (Diversified financial services)	18,605	1,743
	NIKE, Inc. Class “B” (Textiles, apparel & luxury goods)	41,684	2,301
*	O’Reilly Automotive, Inc. (Specialty retail)	6,604	1,790
	Pioneer Natural Resources Co. (Oil, gas & consumable fuels)	7,761	1,174
	PPG Industries, Inc. (Chemicals)	29,474	3,070

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	United States—(continued)
	Raytheon Co. (Aerospace & defense)	19,732	$2,683
*	Red Hat, Inc. (Software)	24,684	1,792
*	salesforce.com, Inc. (Software)	10,997	873
	Schlumberger, Ltd. (Energy equipment & services)†	27,754	2,195
	Simon Property Group, Inc. (Real estate investment trusts (REITs))	11,970	2,596
	The Home Depot, Inc. (Specialty retail)	42,161	5,384
	The Sherwin-Williams Co. (Chemicals)	8,578	2,519
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	15,432	2,280
*	Ulta Salon Cosmetics & Fragrance, Inc. (Specialty retail)	9,409	2,292
	Vail Resorts, Inc. (Hotels, restaurants & leisure)	12,663	1,750
*	Vantiv, Inc. Class “A” (IT services)	22,538	1,276
*	VCA Antech, Inc. (Health care providers & services)	35,351	2,390
	Watsco, Inc. (Trading companies & distributors)	15,847	2,230
			88,942

	Europe, Mid-East—16.3%
	Denmark—1.7%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	57,447	3,094

	France—3.7%
	Cap Gemini S.A. (IT services)	48,669	4,200
	Valeo S.A. (Auto components)	54,822	2,434
			6,634
	Germany—1.0%
	Continental AG (Auto components)	9,712	1,838

	Ireland—1.0%
	Paddy Power Betfair PLC (Hotels, restaurants & leisure)	16,306	1,714

	Israel—1.4%
	Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	49,059	2,464

	Netherlands—3.3%
*	NXP Semiconductors N.V. (Semiconductors & semiconductor equipment)†	36,233	2,838
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	114,097	3,130
			5,968
	Spain—1.5%
	Industria de Diseno Textil S.A. (Specialty retail)	81,037	2,722

	Sweden—1.1%
	Assa Abloy AB Class “B” (Building products)	93,851	1,931

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	39

Global Leaders Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Switzerland—1.6%
	Partners Group Holding AG (Capital markets)	6,590	$2,824

	Japan—8.1%
	Daikin Industries, Ltd. (Building products)	34,900	2,933
	Fuji Heavy Industries, Ltd. (Automobiles)	52,200	1,795
	Kao Corporation (Personal products)	50,700	2,953
	Keyence Corporation (Electronic equipment, instruments & components)	3,500	2,388
	ORIX Corporation (Diversified financial services)	206,400	2,671
	Shimano, Inc. (Leisure products)	11,100	1,697
			14,437

	Emerging Asia—8.0%
	China—3.8%
*	Baidu, Inc.—ADR (Internet software & services)	13,387	2,211
	China Overseas Land & Investment, Ltd. (Real estate management & development)	566,000	1,804
	Tencent Holdings, Ltd. (Internet software & services)	119,300	2,740
			6,755
	India—1.7%
	HDFC Bank, Ltd.—ADR (Banks)	45,295	3,005

	Taiwan—2.5%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	169,888	4,456

	United Kingdom—5.3%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	57,022	866
	Compass Group plc (Hotels, restaurants & leisure)	187,404	3,565
	Reckitt Benckiser Group plc (Household products)	30,667	3,075
	WPP plc (Media)	98,595	2,055
			9,561

	Asia—4.4%
	Australia—1.3%
	Macquarie Group, Ltd. (Capital markets)	42,698	2,223

	Hong Kong—1.5%
	AIA Group, Ltd. (Insurance)	459,600	2,758

	Singapore—1.6%
	Broadcom, Ltd. (Semiconductors & semiconductor equipment)†	18,777	2,918
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—1.5%
	South Africa-1.5%
*	Bid Corporation, Ltd. (Food & staples retailing)	37,340	$700
	Steinhoff International Holdings N.V. (Household durables)	358,470	2,056
			2,756
	Total Common Stocks—98.4% (cost $158,318)		176,035

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $3,535, collateralized by FNMA, 7.125%, due 1/15/30	$3,535	3,535

	Total Repurchase Agreement—2.0% (cost $3,535)		3,535

	Total Investments—100.4% (cost $161,853)		179,570
	Liabilities, plus cash and other assets—(0.4)%		(729)
	Net assets—100.0%		$178,841

ADR = American Depository Receipt

† = U.S. listed foreign security

* = Non-income producing security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	21.8%
Information Technology	21.8%
Financials	18.1%
Health Care	12.1%
Industrials	11.4%
Energy	6.2%
Consumer Staples	5.4%
Materials	3.2%
Total	100.0%

At June 30, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	62.0%
Euro	9.1%
Japanese Yen	8.2%
British Pound Sterling	5.4%
Hong Kong Dollar	4.1%
Canadian Dollar	3.8%
Danish Krone	1.8%
Swiss Franc	1.6%
South African Rand	1.6%
Australian Dollar	1.3%
Swedish Krona	1.1%
Total	100.0%

See accompanying Notes to Financial Statements.

40	Semiannual Report	June 30, 2016

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair International Leaders Fund (Class N shares) posted a 1.40% decrease, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 0.91%.

The Fund underperformed the Index for the first half of 2016. Style headwinds during the first quarter adversely impacted six-month performance, as higher growth companies with relatively strong earnings trends, which the Fund focuses on, significantly lagged lower valuation companies with weaker earnings trends. From a sector perspective, the Fund’s six-month relative performance suffered primarily from a negative allocation effect: the Consumer Discretionary overweighting combined with underweightings to the market-leading Consumer Staples, Energy, Materials, Telecommunication Services and Utilities sectors. Consumer Staples stock selection also detracted from the Fund’s relative performance, hampered by the lack of exposure to Tobacco and Food Products companies, in addition to share price weakness for Alimentation Couche-Tard (Canada), which was impacted by a weaker average road transportation fuel selling price in the U.S. business. Within Materials, the Fund’s relative weakness during the six-month period was driven by its lack of exposure to Metals & Mining companies, which led the Index. Automobile catalysts chemical maker Johnson Matthey (U.K.) also detracted from the Fund’s relative performance, as the shares were hit by concerns surrounding the outcome and impact of the U.K. Brexit vote and the impact of weaker platinum prices on the company’s metals refining business. These negative effects were partially mitigated by good stock selection in the Consumer Discretionary, Financials and Information Technology (IT) sectors. Within Consumer Discretionary, Tata Motors (India) benefited from positive sales trends in key Jaguar models. The Fund’s IT stock selection effect was bolstered by Keyence (Japan) and Taiwan Semiconductor Manufacturing (TSM). Keyence’s share price benefited from solid financial results that stood out relative to its industrial automation peers, and TSM was supported by expectations of continued incremental share gains for its chips at Apple. From a geographic perspective, Canada and Developed Asia ex-Japan stock selection were the primary detractors from six-month performance, offsetting positive stock selection in Japan, the U.K., India, Korea and Taiwan.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

June 30, 2016	William Blair Funds	41

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year to Date	1 Year	3 Year	Since Inception
Class N(a)	(1.40)%	(2.92)%	5.64%	7.15%
Class I(a)	(1.32)	(2.76)	5.84	7.39
MSCI ACW Ex-U.S. IMI (net)(a)	(0.91)	(9.61)	1.65	3.54
Institutional Class(b)	(1.32)	(2.70)	5.98	7.27
MSCI ACW Ex-U.S. IMI (net)(b)	(0.91)	(9.61)	1.65	2.69

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to June 30, 2016.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to June 30, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

42	Semiannual Report	June 30, 2016

International Leaders Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—36.1%
	Denmark—2.2%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	72,638	$3,912
	Vestas Wind Systems A/S (Electrical equipment)	7,075	477
			4,389
	Finland—2.7%
	Kone Oyj Class “B” (Machinery)	54,991	2,538
	Sampo Oyj Class “A” (Insurance)	71,435	2,921
			5,459
	France—9.7%
	Cap Gemini S.A. (IT services)	53,263	4,596
	JCDecaux S.A. (Media)	68,752	2,318
	Safran S.A. (Aerospace & defense)	39,302	2,647
	Total S.A. (Oil, gas & consumable fuels)	67,436	3,234
	Valeo S.A. (Auto components)	76,189	3,382
	Vinci S.A. (Construction & engineering)	47,068	3,322
			19,499
	Germany—1.5%
	Continental AG (Auto components)	9,876	1,869
	Rational AG (Machinery)	2,681	1,241
			3,110
	Ireland—3.0%
	Paddy Power Betfair PLC (Hotels, restaurants & leisure)	22,877	2,404
	Ryanair Holdings plc—ADR (Airlines)	51,003	3,547
			5,951
	Israel—1.1%
	Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	43,323	2,176

	Netherlands—3.3%
*	NXP Semiconductors N.V. (Semiconductors & semiconductor equipment)†	47,355	3,710
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	109,259	2,997
			6,707
	Spain—3.1%
	Amadeus IT Holding S.A. Class “A” (IT services)	54,333	2,394
	Industria de Diseno Textil S.A. (Specialty retail)	112,360	3,775
			6,169
	Sweden—2.5%
	Atlas Copco AB Class “A” (Machinery)	94,113	2,444
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	69,437	2,541
			4,985
	Switzerland—7.0%
	Actelion, Ltd. (Biotechnology)	29,836	5,024
	Geberit AG (Building products)	5,527	2,093

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Switzerland—(continued)
	Partners Group Holding AG (Capital markets)	9,680	$4,149
	SGS S.A. (Professional services)	1,230	2,818
			14,084

	United Kingdom—17.1%
	ARM Holdings plc (Semiconductors & semiconductor equipment)	86,300	1,311
	Compass Group plc (Hotels, restaurants & leisure)	289,532	5,509
	Experian plc (Professional services)	204,456	3,879
	IG Group Holdings plc (Diversified financial services)	200,676	2,173
	Johnson Matthey plc (Chemicals)	77,955	2,924
	Micro Focus International plc (Software)	86,549	1,867
	Reckitt Benckiser Group plc (Household products)	38,257	3,836
	RELX plc (Media)	228,025	4,199
	St James’s Place plc (Insurance)	174,675	1,842
	Wolseley plc (Trading companies & distributors)	66,765	3,457
	WPP plc (Media)	159,223	3,318
			34,315

	Japan—15.7%
	Daikin Industries, Ltd. (Building products)	44,700	3,757
	Fuji Heavy Industries, Ltd. (Automobiles)	73,559	2,528
	Kao Corporation (Personal products)	64,300	3,745
	Keyence Corporation (Electronic equipment, instruments & components)	5,500	3,753
	Makita Corporation (Machinery)	43,400	2,881
	Murata Manufacturing Co., Ltd. (Electronic equipment, instruments & components)	19,900	2,231
	Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	1,029	2,514
	Nitori Holdings Co., Ltd. (Specialty retail)	25,900	3,141
	ORIX Corporation (Diversified financial services)	243,100	3,146
	Shimano, Inc. (Leisure products)	16,100	2,462
	SMC Corporation (Machinery)	6,100	1,501
			31,659

	Emerging Asia—15.3%
	China—6.9%
*	Baidu, Inc.—ADR (Internet software & services)	19,664	3,247
	China Overseas Land & Investment, Ltd. (Real estate management & development)	1,134,000	3,615
	NetEase, Inc.—ADR (Internet software & services)	19,153	3,701
	Tencent Holdings, Ltd. (Internet software & services)	138,900	3,190
			13,753

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	43

International Leaders Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—4.3%
	Hero MotoCorp, Ltd. (Automobiles)	70,083	$3,287
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	128,990	2,401
*	Tata Motors, Ltd.—ADR (Automobiles)	85,049	2,949
			8,637
	South Korea—1.5%
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	2,454	3,056

	Taiwan—2.6%
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,049,000	5,287

	Canada—4.9%
	Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	70,112	3,011
	Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	135,957	4,496
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	86,527	2,400
			9,907

	Asia—3.5%
	Australia—1.4%
	Macquarie Group, Ltd. (Capital markets)	55,575	2,893

	Hong Kong—2.1%
	AIA Group, Ltd. (Insurance)	698,000	4,188

	Emerging Europe, Mid-East, Africa—1.8%
	South Africa—1.8%
	*Bid Corporation, Ltd. (Food & staples retailing)	91,282	1,711
	Bidvest Group, Ltd. (Industrial conglomerates)	91,282	861
	Discovery, Ltd. (Insurance)	117,060	978
			3,550

	Emerging Latin America—1.7%
	Mexico—1.7%
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,398,000	3,363

	Total Common Stocks—96.1%
	(cost $181,387)		193,137
	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $3,735, collateralized by FFCB, 3.020%, due 1/12/26	$3,735	$3,735

Total Repurchase Agreement—1.9%
(cost $3,735)		3,735

Total Investments—98.0%
(cost $185,122)		196,872
Cash and other assets, less liabilities—2.0%		4,073
Net assets—100.0%		$200,945

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	21.2%
Information Technology	21.2%
Industrials	19.4%
Financials	18.3%
Consumer Staples	8.1%
Health Care	5.8%
Energy	4.5%
Materials	1.5%
Total	100.0%

At June 30, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	20.5%
British Pound Sterling	17.8%
Japanese Yen	16.4%
U.S. Dollar	12.3%
Swiss Franc	7.3%
Hong Kong Dollar	5.7%
Indian Rupee	3.0%
Canadian Dollar	2.8%
New Taiwan Dollar	2.7%
Swedish Krona	2.6%
Danish Krone	2.3%
South African Rand	1.8%
Mexican Peso	1.7%
South Korean Won	1.6%
Australian Dollar	1.5%
Total	100.0%

See accompanying Notes to Financial Statements.

44	Semiannual Report	June 30, 2016

International Equity Fund

The International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair International Equity Fund (Class N shares) posted a 1.88% decrease, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), decreased 2.98%.

The Fund outpaced the Index for the first six months of 2016, benefiting from positive stock selection effects across most sectors. Stock selection in the Financials sector was the key driver of outperformance during the period, as the Fund’s Capital Markets and Real Estate Investment Trust (REIT) holdings achieved positive returns and its Bank holdings held up better than Index peers amid the low interest rate environment. Peruvian banking leader Credicorp was a notable contributor to the Fund’s relative performance, supported by solid earnings results that were highlighted by core net income growth of 25% year-over-year and Return on Equity of 20%. Another notable contributor was Japan’s Nihon M&A Center, which provides advisory services to small and medium enterprises (SMEs) facing succession-oriented challenges. The share price was bolstered by good underlying growth in transactions and a healthy deal pipeline. In addition to outperformance in the Financials sector, the Fund benefited from good stock selection in the Consumer Discretionary and Energy sectors. Partially offsetting these positive effects was the Fund’s overweighting to Industrials and weak stock selection in U.K. and European Industrials. Concerns surrounding the outcome and impact of the U.K. Brexit vote weighed on U.K. building merchant Travis Perkins’s share price during the period, although the company citied improving conditions in the repairs, maintenance and improvements markets as part of its quarterly trading (sales) update. Low cost airline Ryanair (Ireland) was another key detractor from the Fund’s performance due to a combination of softer yields post the Paris and Belgium terrorist attacks, and the negative ripple effect of rival EasyJet’s profit warning following the Brexit outcome. Utilities stock selection also weighed on the Fund’s relative performance, as Veolia Environnement (France) reported weaker revenues due to lower energy prices and reduced construction activity in its water technologies division. From a geographic perspective, the biggest contributors to relative performance during the period was stock selection in Japan and Canada, and exposure to non-Index holdings in Emerging Asia (India, Taiwan and Thailand).

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

June 30, 2016	William Blair Funds	45

International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	(1.88)%	(6.29)%	3.88%	2.74%	1.86%
Class I	(1.79)	(6.10)	4.11	2.99	2.10
MSCI World Ex-U.S. Index (net)	(2.98)	(9.84)	1.88	1.23	1.63

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

46	Semiannual Report	June 30, 2016

International Equity Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe—32.5%
	Belgium—3.6%
	Anheuser-Busch InBev N.V. (Beverages)	11,251	$1,488
	UCB S.A. (Pharmaceuticals)	13,929	1,046
			2,534
	Denmark—1.9%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	14,183	764
	Vestas Wind Systems A/S (Electrical equipment)	8,150	554
			1,318
	Finland—1.1%
	Kone Oyj Class “B” (Machinery)	17,223	795

	France—7.9%
	AXA S.A. (Insurance)	45,230	894
	Cap Gemini S.A. (IT services)	10,687	922
	Essilor International S.A. (Health care equipment & supplies)	5,527	727
	Thales S.A. (Aerospace & defense)	10,642	884
	Total S.A. (Oil, gas & consumable fuels)	25,621	1,229
	Veolia Environnement S.A. (Multi-utilities)	44,377	958
			5,614
	Germany—4.8%
	Continental AG (Auto components)	4,339	821
	Fresenius Medical Care AG & Co. KGaA (Health care providers & services)	10,020	873
	Fresenius SE & Co. KGaA (Health care providers & services)	12,070	887
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	56,352	815
			3,396
	Ireland—1.1%
	Ryanair Holdings plc—ADR (Airlines)	11,637	809

	Italy—0.7%
	Intesa Sanpaolo SpA (Banks)	255,441	486

	Netherlands—4.3%
*	NXP Semiconductors N.V. (Semiconductors & semiconductor equipment)†	10,879	852
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	55,708	1,528
*	Sensata Technologies Holding N.V. (Electrical equipment)†	18,362	641
			3,021
	Spain—1.3%
	Industria de Diseno Textil S.A. (Specialty retail)	27,562	926

	Sweden—3.8%
	Assa Abloy AB Class “B” (Building products)	42,286	870
	Boliden AB (Metals & mining)	39,100	764
	Swedbank AB Class “A” (Banks)	50,194	1,054
			2,688

Issuer	Shares	Value

Common Stocks—(continued)

Europe—(continued)
Switzerland—2.0%
Roche Holding AG (Pharmaceuticals)	5,449	$1,438

United Kingdom—24.3%
Babcock International Group plc (Commercial services & supplies)	75,425	912
Compass Group plc (Hotels, restaurants & leisure)	91,453	1,740
Diageo plc (Beverages)	51,800	1,447
Experian plc (Professional services)	60,585	1,149
Johnson Matthey plc (Chemicals)	25,145	943
Prudential plc (Insurance)	46,791	794
Reckitt Benckiser Group plc (Household products)	14,336	1,437
RELX plc (Media)	74,758	1,377
Rio Tinto plc (Metals & mining)	52,916	1,644
Travis Perkins plc (Trading companies & distributors)	33,999	671
UBM plc (Media)	56,579	485
Unilever N.V. (Personal products)	45,358	2,118
Whitbread plc (Hotels, restaurants & leisure)	9,681	453
Wolseley plc (Trading companies & distributors)	20,502	1,062
WPP plc (Media)	48,215	1,005
		17,237
Japan—16.7%
Astellas Pharma, Inc. (Pharmaceuticals)	29,300	460
Daikin Industries, Ltd. (Building products)	7,318	615
Fuji Heavy Industries, Ltd. (Automobiles)	25,072	862
GLP J-Reit (Real estate investment trusts (REITs))	694	876
Hitachi Capital Corporation (Consumer finance)	32,100	637
Japan Exchange Group, Inc. (Diversified financial services)	49,800	573
Kao Corporation (Personal products)	23,589	1,374
Keyence Corporation (Electronic equipment, instruments & components)	1,305	890
Mitsubishi UFJ Financial Group, Inc. (Banks)	88,700	398
Nihon M&A Center, Inc. (Capital markets)	9,570	622
Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	511	1,248
Nitori Holdings Co., Ltd. (Specialty retail)	5,000	606
ORIX Corporation (Diversified financial services)	65,729	851
SCSK Corporation (IT services)	23,763	890
Suruga Bank, Ltd. (Banks)	42,600	963
		11,865
Canada—11.8%
Agrium, Inc. (Chemicals)†	9,202	832
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	11,341	487

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	47

International Equity Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Canada—(continued)
Canadian National Railway Co. (Road & rail)†	16,673	$985
Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	44,090	1,360
Enerplus Corporation (Oil, gas & consumable fuels)	123,059	811
Intact Financial Corporation (Insurance)	7,911	565
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	23,708	636
Silver Wheaton Corporation (Metals & mining)†	48,017	1,130
The Toronto-Dominion Bank (Banks)†	36,002	1,546
		8,352
Emerging Asia—7.2%
China—0.8%
China Everbright International, Ltd. (Commercial services & supplies)	531,765	595

India—1.3%
HDFC Bank, Ltd.—ADR (Banks)	14,140	938

Taiwan—3.9%
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	11,000	1,017
Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	143,000	536
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	46,962	1,232
		2,785
Thailand—1.2%
CP ALL PCL (Food & staples retailing)	578,900	830

Emerging Latin America—3.9%
Mexico—2.8%
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	47,600	489
Grupo Financiero Santander Mexico S.A.B. de C.V. Class “B” (Banks)	386,400	701
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	343,300	826
		2,016
Peru—1.1%
Credicorp, Ltd. (Banks)†	5,279	815

Asia—2.8%
Australia—1.0%
Macquarie Group, Ltd. (Capital markets)	13,380	697

Hong Kong—1.8%
AIA Group, Ltd. (Insurance)	208,386	1,250

Total Common Stocks—99.2%
(cost $65,024)		70,405
	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $320, collateralized by FFCB, 3.020%, due 1/12/2016	$320	$320

Total Repurchase Agreement—0.5%
(cost $320)		320

Total Investments—99.7%
(cost $65,344)		70,725
Cash and other assets, less liabilities—0.3%		219
Net assets—100.0%		$70,944

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	22.5%
Industrials	15.7%
Consumer Staples	14.2%
Consumer Discretionary	11.8%
Information Technology	10.2%
Health Care	8.8%
Energy	7.9%
Materials	7.5%
Utilities	1.4%
Total	100.0%

At June 30, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.7%
British Pound Sterling	21.5%
Japanese Yen	16.8%
U.S. Dollar	13.9%
Canadian Dollar	5.5%
Swedish Krona	3.8%
Mexican Peso	2.9%
Hong Kong Dollar	2.6%
New Taiwan Dollar	2.2%
Swiss Franc	2.0%
Danish Krone	1.9%
Thai Baht	1.2%
All Other Currencies	1.0%
Total	100.0%

See accompanying Notes to Financial Statements.

48	Semiannual Report	June 30, 2016

Institutional International Equity Fund

The Institutional International Equity Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair Institutional International Equity Fund (Institutional Class shares) posted a 1.73% decrease, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), decreased 2.98%.

The Fund outpaced the Index for the first six months of 2016, benefiting from positive stock selection effects across most sectors. Stock selection in the Financials sector was the key driver of outperformance during the period, as the Fund’s Capital Markets and Real Estate Investment Trust (REIT) holdings achieved positive returns and its Bank holdings held up better than Index peers amid the low interest rate environment. Peruvian banking leader Credicorp was a notable contributor to the Fund’s relative performance, supported by solid earnings results that were highlighted by core net income growth of 25% year-over-year and Return on Equity of 20%. Another notable contributor was Japan’s Nihon M&A Center, which provides advisory services to small and medium enterprises (SMEs) facing succession-oriented challenges. The share price was bolstered by good underlying growth in transactions and a healthy deal pipeline. In addition to outperformance in the Financials sector, the Fund benefited from good stock selection in the Consumer Discretionary and Energy sectors. Partially offsetting these positive effects was the Fund’s overweighting to Industrials and weak stock selection in U.K. and European Industrials. Concerns surrounding the outcome and impact of the U.K. Brexit vote weighed on U.K. building merchant Travis Perkins’s share price during the period, although the company citied improving conditions in the repairs, maintenance and improvements markets as part of its quarterly trading (sales) update. Low cost airline Ryanair (Ireland) was another key detractor from the Fund’s performance due to a combination of softer yields post the Paris and Belgium terrorist attacks, and the negative ripple effect of rival EasyJet’s profit warning following the Brexit outcome. Utilities stock selection also weighed on the Fund’s relative performance, as Veolia Environnement (France) reported weaker revenues due to lower energy prices and reduced construction activity in its water technologies division. From a geographic perspective, the biggest contributors to relative performance during the period was stock selection in Japan and Canada, and exposure to non-Index holdings in Emerging Asia (India, Taiwan and Thailand).

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

June 30, 2016	William Blair Funds	49

Institutional International Equity Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Institutional Class	(1.73)%	(6.03)%	3.92%	3.04%	2.03%
MSCI World Ex-U.S. Index (net)	(2.98)	(9.84)	1.88	1.23	1.63

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

50	Semiannual Report	June 30, 2016

Institutional International Equity Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe—32.4%
	Belgium—3.6%
	Anheuser-Busch InBev N.V. (Beverages)	2,503	$331
	UCB S.A. (Pharmaceuticals)	3,098	233
			564
	Denmark—1.8%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	3,155	170
	Vestas Wind Systems A/S (Electrical equipment)	1,800	122
			292
	Finland—1.1%
	Kone Oyj Class “B” (Machinery)	3,831	177

	France—7.9%
	AXA S.A. (Insurance)	10,061	199
	Cap Gemini S.A. (IT services)	2,377	205
	Essilor International S.A. (Health care equipment & supplies)	1,230	162
	Thales S.A. (Aerospace & defense)	2,378	198
	Total S.A. (Oil, gas & consumable fuels)	5,700	273
	Veolia Environnement S.A. (Multi-utilities)	9,871	213
			1,250
	Germany—4.8%
	Continental AG (Auto components)	965	183
	Fresenius Medical Care AG & Co. KGaA (Health care providers & services)	2,229	194
	Fresenius SE & Co. KGaA (Health care providers & services)	2,685	197
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	12,535	182
			756
	Ireland—1.1%
	Ryanair Holdings plc—ADR (Airlines)	2,585	180

	Italy—0.7%
	Intesa Sanpaolo SpA (Banks)	56,891	108

	Netherlands—4.3%
*	NXP Semiconductors N.V. (Semiconductors & semiconductor equipment)†	2,426	190
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	12,391	340
*	Sensata Technologies Holding N.V. (Electrical equipment)†	4,085	142
			672
	Spain—1.3%
	Industria de Diseno Textil S.A. (Specialty retail)	6,131	206

	Sweden—3.8%
	Assa Abloy AB Class “B” (Building products)	9,406	193
	Boliden AB (Metals & mining)	8,698	170
	Swedbank AB Class “A” (Banks)	11,180	235
			598

Issuer	Shares	Value

Common Stocks—(continued)

Europe—(continued)
Switzerland—2.0%
Roche Holding AG (Pharmaceuticals)	1,212	$320

United Kingdom—24.3%
Babcock International Group plc (Commercial services & supplies)	16,810	203
Compass Group plc (Hotels, restaurants & leisure)	20,382	388
Diageo plc (Beverages)	11,596	324
Experian plc (Professional services)	13,477	256
Johnson Matthey plc (Chemicals)	5,594	210
Prudential plc (Insurance)	10,408	177
Reckitt Benckiser Group plc (Household products)	3,189	320
RELX plc (Media)	16,630	306
Rio Tinto plc (Metals & mining)	11,771	366
Travis Perkins plc (Trading companies & distributors)	7,582	150
UBM plc (Media)	12,586	108
Unilever N.V. (Personal products)	10,090	471
Whitbread plc (Hotels, restaurants & leisure)	2,166	101
Wolseley plc (Trading companies & distributors)	4,561	236
WPP plc (Media)	10,725	223
		3,839
Japan—16.7%
Astellas Pharma, Inc. (Pharmaceuticals)	6,538	102
Daikin Industries, Ltd. (Building products)	1,606	135
Fuji Heavy Industries, Ltd. (Automobiles)	5,600	192
GLP J-Reit (Real estate investment trusts (REITs))	154	194
Hitachi Capital Corporation (Consumer finance)	7,100	141
Japan Exchange Group, Inc. (Diversified financial services)	11,100	128
Kao Corporation (Personal products)	5,200	303
Keyence Corporation (Electronic equipment, instruments & components)	300	205
Mitsubishi UFJ Financial Group, Inc. (Banks)	19,800	89
Nihon M&A Center, Inc. (Capital markets)	2,100	136
Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	114	278
Nitori Holdings Co., Ltd. (Specialty retail)	1,200	146
ORIX Corporation (Diversified financial services)	14,612	189
SCSK Corporation (IT services)	5,283	198
Suruga Bank, Ltd. (Banks)	9,500	215
		2,651
Canada—11.9%
Agrium, Inc. (Chemicals)†	2,047	185
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	3,097	133

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	51

Institutional International Equity Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Canada—(continued)
Canadian National Railway Co. (Road & rail)†	3,709	$219
Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	9,808	303
Enerplus Corporation (Oil, gas & consumable fuels)	27,374	180
Intact Financial Corporation (Insurance)	1,760	126
Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	5,267	141
Silver Wheaton Corporation (Metals & mining)†	10,681	251
The Toronto-Dominion Bank (Banks)†	8,009	344
		1,882
Emerging Asia—7.0%
China—0.8%
China Everbright International, Ltd. (Commercial services & supplies)	118,037	132

India—1.3%
HDFC Bank, Ltd.—ADR (Banks)	3,145	209

Taiwan—3.7%
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	2,000	185
Novatek Microelectronics Corporation (Semiconductors & semiconductor equipment)	32,000	120
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	10,471	275
		580
Thailand—1.2%
CP ALL PCL (Food & staples retailing)	128,600	184

Emerging Latin America—4.0%
Mexico—2.8%
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	10,500	108
Grupo Financiero Santander Mexico S.A.B. de C.V. Class “B” (Banks)	86,500	157
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	76,800	185
		450
Peru—1.2%
Credicorp, Ltd. (Banks)†	1,177	181

Asia—2.7%
Australia—1.0%
Macquarie Group, Ltd. (Capital markets)	2,976	155

Hong Kong—1.7%
AIA Group, Ltd. (Insurance)	46,271	278
Total Common Stocks—99.0% (cost $14,731)		15,664

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $117, collateralized by FNMA, 7.125%, due 1/15/30	$117	$117

Total Repurchase Agreement—0.8% (cost $117)		117

Total Investments—99.8% (cost $14,848)		15,781
Cash and other assets, less liabilities—0.2%		37
Net assets—100.0%		$15,818

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	22.6%
Industrials	15.6%
Consumer Staples	14.4%
Consumer Discretionary	11.8%
Information Technology	10.0%
Health Care	8.8%
Energy	7.9%
Materials	7.5%
Utilities	1.4%
Total	100.0%

At June 30, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.7%
British Pound Sterling	21.5%
Japanese Yen	16.9%
U.S. Dollar	13.9%
Canadian Dollar	5.6%
Swedish Krona	3.8%
Mexican Peso	2.9%
Hong Kong Dollar	2.6%
Swiss Franc	2.0%
New Taiwan Dollar	2.0%
Danish Krone	1.9%
Thai Baht	1.2%
All Other Currencies	1.0%
Total	100.0%

See accompanying Notes to Financial Statements.

52	Semiannual Report	June 30, 2016

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Stephanie G. Braming Simon Fennell Jeffrey A. Urbina

The William Blair International Growth Fund (Class N shares) posted a 3.81% decrease, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 0.91%.

Style headwinds during the February-April timeframe were a broad detractor from the Fund’s relative performance during the six-month period, as higher growth, higher valuation companies with stronger earnings trends, which the Fund focuses on, significantly underperformed lower valuation companies with relatively weak earnings trends. From a sector perspective, Materials stock selection was the largest detractor from the Fund’s relative performance year to date. The Fund’s Chemicals holdings lagged the Index, as Korea-based LG Chem was adversely impacted by weaker sales trends in its LCD/smartphone business. The lack of exposure to Metals & Mining companies also detracted from the Fund’s overall Materials sector performance. Among other sectors, stock selection in Financials, Consumer Finance, and Real Estate, combined with the Fund’s Insurance industry overweighting, detracted from the Fund’s relative performance during the six-month period. These effects were partially mitigated by good stock selection in Consumer Staples, Healthcare, Industrials and Telecommunication Services. Within Consumer Staples, Japanese cosmetics/personal care company Kao was a leading contributor to the Fund’s performance, supported by improved domestic cosmetic and household sales trends, continued strong growth in China (+48% revenue growth for 1Q versus the prior year) and lower costs. From a geographic perspective, the Fund’s overweightings to Europe and the U.K., combined with the underweighting to Emerging Markets compared to the Index, detracted from the Fund’s relative performance. Stock selection in the U.K. also detracted from the Fund’s performance, principally in the Financials and Materials sectors, offsetting the positive impacts of the Fund’s Japanese and Latin American stock selection.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

June 30, 2016	William Blair Funds	53

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(3.81)%	(9.52)%	2.60%	2.69%	2.67%
Class I	(3.65)	(9.26)	2.91	2.99	2.97
MSCI ACW Ex-U.S. IMI (net)	(0.91)	(9.61)	1.65	0.39	2.16

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

54	Semiannual Report	June 30, 2016

International Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe, Mid-East—39.2%
	Belgium—0.6%
	Colruyt S.A. (Food & staples retailing)	138,177	$7,647
*	Telenet Group Holding N.V. (Media)	262,155	11,987
			19,634
	Denmark—3.2%
	Coloplast A/S Class “B” (Health care equipment & supplies)	165,033	12,353
	DSV A/S (Road & rail)	325,618	13,692
	ISS A/S (Commercial services & supplies)	344,389	12,953
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	518,471	27,921
	Pandora A/S (Textiles, apparel & luxury goods)	154,549	21,049
	Vestas Wind Systems A/S (Electrical equipment)	235,253	15,990
			103,958
	Finland—1.5%
	Elisa Oyj (Diversified telecommunication services)	181,589	6,977
	Huhtamaki Oyj (Containers & packaging)	153,103	6,354
	Kone Oyj Class “B” (Machinery)	753,795	34,788
			48,119
	France—11.1%
	Atos SE (IT services)	186,865	15,407
	Cap Gemini S.A. (IT services)	276,225	23,836
	Christian Dior SE (Textiles, apparel & luxury goods)	86,204	13,809
	Essilor International S.A. (Health care equipment & supplies)	106,759	14,031
	Hermes International (Textiles, apparel & luxury goods)	28,781	10,729
	Ipsen S.A. (Pharmaceuticals)	80,761	4,948
	Nexity S.A. (Real estate management & development)	93,526	4,731
	Orpea (Health care providers & services)	65,154	5,342
	Plastic Omnium S.A. (Auto components)	254,103	7,104
	Rubis SCA (Gas utilities)	64,596	4,938
	Safran S.A. (Aerospace & defense)	469,869	31,642
	SEB S.A. (Household durables)	48,214	5,814
	Sodexo S.A. (Hotels, restaurants & leisure)	147,170	15,766
	Technicolor S.A. (Media)	628,955	3,895
	Thales S.A. (Aerospace & defense)	228,287	18,958
	Total S.A. (Oil, gas & consumable fuels)	1,329,389	63,752
	Unibail-Rodamco SE (Real estate investment trusts (REITs))	74,560	19,288
	Valeo S.A. (Auto components)	669,450	29,720
	Veolia Environnement S.A. (Multi-utilities)	832,400	17,975
	Vinci S.A. (Construction & engineering)	658,706	46,483
			358,168
	Germany—3.7%
	Continental AG (Auto components)	138,043	26,121
	Deutsche Wohnen AG (Real estate management & development)	263,854	8,984

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	Evonik Industries AG (Chemicals)	209,692	$6,251
	Gerresheimer AG (Life sciences tools & services)	64,340	4,956
	KION Group AG (Machinery)	85,064	4,123
	ProSiebenSat.1 Media SE (Media)	527,360	23,068
	SAP SE (Software)	369,214	27,730
	TUI AG (Hotels, restaurants & leisure)	956,812	10,868
	Vonovia SE (Real estate management & development)	236,788	8,646
			120,747
	Ireland—3.0%
	CRH plc (Construction materials)	909,130	26,492
	Greencore Group plc (Food products)	927,738	3,818
*	ICON plc (Life sciences tools & services)†	238,273	16,682
	Kingspan Group plc (Building products)	276,423	5,989
	Shire plc (Biotechnology)	738,304	45,629
			98,610
	Israel—1.5%
*	Check Point Software Technologies, Ltd. (Software)†	379,124	30,209
	Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	392,681	19,724
			49,933
	Italy—0.9%
	Azimut Holding SpA (Capital markets)	400,615	6,536
	Banca Generali SpA (Capital markets)	425,523	8,529
	Brembo SpA (Auto components)	83,166	4,581
	Interpump Group SpA (Machinery)	137,569	2,156
	Recordati SpA (Pharmaceuticals)	185,967	5,594
*	Yoox Net-A-Porter Group SpA (Internet & catalog retail)	58,042	1,347
			28,743
	Luxembourg—0.4%
	Eurofins Scientific SE (Life sciences tools & services)	27,385	10,145
*	RTL Group (Media)	54,610	4,460
			14,605
	Netherlands—3.6%
	GrandVision N.V.—144A (Specialty retail)	157,281	4,068
*	NXP Semiconductors N.V. (Semiconductors & semiconductor equipment)†	350,343	27,446
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	2,002,254	54,923
	Wolters Kluwer N.V. (Media)	756,189	30,619
			117,056
	Norway—0.4%
	Gjensidige Forsikring ASA (Insurance)	684,861	11,410

	Portugal—0.4%
	Jeronimo Martins SGPS S.A. (Food & staples retailing)	738,057	11,641

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	55

International Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Spain—1.9%
	Amadeus IT Holding S.A. Class “A” (IT services)	530,621	$23,378
	Bankinter S.A. (Banks)	1,998,809	12,903
	Industria de Diseno Textil S.A. (Specialty retail)	765,203	25,706
			61,987
	Sweden—2.7%
	Assa Abloy AB Class “B” (Building products)	714,484	14,699
	BillerudKorsnas AB (Containers & packaging)	277,607	4,143
	Boliden AB (Metals & mining)	271,408	5,304
	Fabege AB (Real estate management & development)	136,488	2,321
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	423,596	15,502
	Hexpol AB (Chemicals)	531,578	5,459
	Intrum Justitia AB (Commercial services & supplies)	227,981	7,150
	Swedbank AB Class “A” (Banks)	1,540,402	32,353
			86,931
	Switzerland—4.3%
	Actelion, Ltd. (Biotechnology)	203,534	34,275
*	Cembra Money Bank AG (Consumer finance)	53,791	3,762
*	Clariant AG (Chemicals)	824,083	13,926
	dorma+kaba Holding AG (Commercial services & supplies)	6,843	4,781
	Logitech International S.A. (Technology hardware, storage & peripherals)	502,947	8,177
*	Lonza Group AG (Life sciences tools & services)	133,508	22,177
*	Luxoft Holding, Inc. (IT services)†	72,194	3,756
	Partners Group Holding AG (Capital markets)	92,978	39,847
	Straumann Holding AG (Health care equipment & supplies)	17,713	6,988
			137,689
	Japan—14.2%
	Ain Pharmaciez, Inc. (Food & staples retailing)	68,600	5,321
	Alps Electric Co., Ltd. (Electronic equipment, instruments & components)	275,800	5,240
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	98,800	4,828
	Daicel Corporation (Chemicals)	438,700	4,546
	Daifuku Co., Ltd. (Machinery)	323,426	5,792
	Daikin Industries, Ltd. (Building products)	416,000	34,963
	Daito Trust Construction Co., Ltd. (Real estate management & development)	56,900	9,238
	Daiwa House Industry Co., Ltd. (Real estate management & development)	1,033,900	30,363

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Fuji Heavy Industries, Ltd. (Automobiles)	729,900	$25,089
Haseko Corporation (Household durables)	411,600	4,144
IT Holdings Corporation (IT services)	218,900	5,041
Kao Corporation (Personal products)	646,500	37,654
KDDI Corporation (Wireless telecommunication services)	1,534,000	46,649
Keyence Corporation (Electronic equipment, instruments & components)	57,400	39,166
Lawson, Inc. (Food & staples retailing)	95,300	7,608
M3, Inc. (Health care technology)	346,900	12,107
Makita Corporation (Machinery)	163,400	10,849
Nihon M&A Center, Inc. (Capital markets)	76,400	4,962
Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	2,400	5,863
Nissan Chemical Industries, Ltd. (Chemicals)	255,000	7,440
Nitori Holdings Co., Ltd. (Specialty retail)	142,500	17,283
ORIX Corporation (Diversified financial services)	3,023,500	39,126
Park24 Co., Ltd. (Commercial services & supplies)	143,300	4,924
Pola Orbis Holdings, Inc. (Personal products)	97,000	9,129
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	74,900	5,806
SCSK Corporation (IT services)	181,100	6,784
Shionogi & Co., Ltd. (Pharmaceuticals)	541,000	29,574
Taisei Corporation (Construction & engineering)	2,404,000	19,753
Temp Holdings Co., Ltd. (Professional services)	341,500	5,917
Tsuruha Holdings, Inc. (Food & staples retailing)	96,700	11,709
Zenkoku Hosho Co., Ltd. (Diversified financial services)	119,000	4,346
		461,214
United Kingdom—14.1%
Admiral Group plc (Insurance)	403,908	10,982
Babcock International Group plc (Commercial services & supplies)	589,137	7,123
Berkeley Group Holdings plc (Household durables)	273,696	9,242
Bunzl plc (Trading companies & distributors)	564,999	17,384
Cineworld Group plc (Media)	618,632	4,513
Compass Group plc (Hotels, restaurants & leisure)	2,086,333	39,693
Croda International plc (Chemicals)	174,984	7,346
Derwent London plc (Real estate investment trusts (REITs))	161,618	5,639
Domino’s Pizza Group plc (Hotels, restaurants & leisure)	1,079,922	4,798
Essentra plc (Chemicals)	542,840	3,725
Experian plc (Professional services)	1,702,137	32,293

See accompanying Notes to Financial Statements.

56	Semiannual Report	June 30, 2016

International Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
Halma plc (Electronic equipment, instruments & components)	654,978	$8,908
Hiscox, Ltd. (Insurance)	678,448	9,368
Intermediate Capital Group plc (Capital markets)	469,811	3,078
Intertek Group plc (Professional services)	326,502	15,213
Johnson Matthey plc (Chemicals)	432,593	16,225
Jupiter Fund Management plc (Capital markets)	785,068	3,855
Micro Focus International plc (Software)	410,298	8,852
Moneysupermarket.com Group plc (Internet software & services)	1,015,858	3,681
Provident Financial plc (Consumer finance)	248,102	7,650
Prudential plc (Insurance)	1,212,927	20,582
Reckitt Benckiser Group plc (Household products)	471,204	47,248
Rio Tinto, Ltd. (Metals & mining)	837,534	28,971
Spirax-Sarco Engineering plc (Machinery)	164,383	8,231
The Sage Group plc (Software)	1,662,192	14,367
UBM plc (Media)	1,014,817	8,703
Unilever plc (Personal products)	1,027,799	49,247
WH Smith plc (Specialty retail)	194,117	4,078
Wolseley plc (Trading companies & distributors)	485,795	25,156
WPP plc (Media)	1,401,011	29,199
		455,350
Emerging Asia—12.0%
China—3.0%
China Overseas Land & Investment, Ltd. (Real estate management & development)	4,964,000	15,824
ENN Energy Holdings, Ltd. (Gas utilities)	1,744,000	8,661
NetEase, Inc.—ADR (Internet software & services)	126,396	24,422
PICC Property & Casualty Co., Ltd. Class “H” (Insurance)	7,428,000	11,731
Tencent Holdings, Ltd. (Internet software & services)	1,644,300	37,763
		98,401
India—3.0%
Axis Bank, Ltd. (Banks)	1,635,464	12,996
Bharat Petroleum Corporation, Ltd. (Oil, gas & consumable fuels)	395,557	6,322
Eicher Motors, Ltd. (Machinery)	16,637	4,735
HDFC Bank, Ltd. (Banks)	874,234	15,249
IndusInd Bank, Ltd. (Banks)	609,309	10,058
Maruti Suzuki India, Ltd. (Automobiles)	140,188	8,741
Tata Consultancy Services, Ltd. (IT services)	670,401	25,357
Yes Bank, Ltd. (Banks)	760,720	12,476
		95,934
Indonesia—0.5%
PT Bank Central Asia Tbk (Banks)	15,762,200	15,960

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
South Korea—3.6%
Amorepacific Corporation (Personal products)	35,787	$13,491
KT&G Corporation (Tobacco)	107,019	12,675
LG Chem, Ltd. (Chemicals)	58,280	13,309
NAVER Corporation (Internet software & services)	13,307	8,244
Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	45,391	56,528
SK Hynix, Inc. (Semiconductors & semiconductor equipment)	470,060	13,376
		117,623
Taiwan—1.9%
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	184,000	17,017
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	1,632,476	42,820
		59,837
Canada—6.9%
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	248,500	10,671
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	865,392	28,619
Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	824,022	25,423
Constellation Software, Inc. (Software)	14,656	5,672
Dollarama, Inc. (Multiline retail)	260,076	18,158
Enbridge, Inc. (Oil, gas & consumable fuels)	940,406	39,838
Intact Financial Corporation (Insurance)	149,812	10,702
Suncor Energy, Inc. (Oil, gas & consumable fuels)	1,157,540	32,111
The Toronto-Dominion Bank (Banks)	1,210,101	51,965
		223,159
Asia—5.1%
Australia—2.2%
Domino’s Pizza Enterprises, Ltd. (Hotels, restaurants & leisure)	64,986	3,344
James Hardie Industries plc (Construction materials)	584,159	9,047
JB Hi-Fi, Ltd. (Specialty retail)	277,580	5,030
LendLease Group (Real estate management & development)	1,089,322	10,348
Macquarie Group, Ltd. (Capital markets)	737,897	38,411
Vicinity Centres (Real estate investment trusts (REITs))	2,104,755	5,251
		71,431

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	57

International Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	Hong Kong—1.7%
	AIA Group, Ltd. (Insurance)	6,486,200	$38,922
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	6,597,000	—
	Techtronic Industries Co., Ltd. (Household durables)	4,083,500	17,053
			55,975
	New Zealand—0.2%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	665,851	4,784

	Singapore—1.0%
	Singapore Telecommunications, Ltd. (Diversified telecommunication services)	10,691,100	33,020

	Emerging Latin America—3.2%
	Brazil—1.9%
	AMBEV S.A.—ADR (Beverages)	7,647,822	45,199
	BB Seguridade Participacoes S.A. (Insurance)	1,670,600	14,619
			59,818
	Mexico—0.6%
	Arca Continental S.A.B. de C.V. (Beverages)	1,656,982	11,892
	Fomento Economico Mexicano S.A.B.de C.V.—ADR (Beverages)	75,919	7,021
			18,913
	Peru—0.7%
	Credicorp, Ltd. (Banks)†	153,291	23,657

	Emerging Europe, Mid-East, Africa—2.6%
	South Africa—1.9%
*	Bid Corporation, Ltd. (Food & staples retailing)	317,313	5,946
	Bidvest Group, Ltd. (Industrial conglomerates)	317,313	2,994
	Naspers, Ltd. (Media)	163,940	25,033
	Sanlam, Ltd. (Insurance)	1,686,936	6,969
	Steinhoff International Holdings N.V. (Household durables)	2,701,602	15,498
	The Spar Group, Ltd. (Food & staples retailing)	510,000	7,003
			63,443
	Turkey—0.4%
	Turkiye Garanti Bankasi A.S. (Banks)	4,572,452	12,078

	United Arab Emirates—0.3%
	Dubai Islamic Bank PJSC (Banks)	6,892,499	9,632

	Total Common Stocks—97.3% (cost $2,919,142)		3,149,460

	Shares or
	Principal
Issuer	Amount	Value

Affiliated Fund
China—0.0%
William Blair China A-Share Fund, LLC§	10,158	$174
Total Affiliated Fund—0.0% (cost $102)		174

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $84,835, collateralized by FFCB, 3.020%, due 1/12/26, and FNMA, 6.250%-7.125%, due 5/15/29-1/15/30.	$84,835	84,835

Total Repurchase Agreement—2.6% (cost $84,835)		84,835

Total Investments—99.9% (cost $3,004,079)		3,234,469
Cash and other assets, less liabilities—0.1%		1,871
Net assets—100.0%		$3,236,340

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at June 30, 2016.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.01% of the Fund’s net assets at June 30, 2016.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

58	Semiannual Report	June 30, 2016

International Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

At June 30, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	20.9%
Information Technology	15.8%
Consumer Discretionary	15.6%
Industrials	13.0%
Consumer Staples	9.7%
Health Care	9.1%
Energy	7.1%
Materials	5.0%
Telecommunication Services	2.8%
Utilities	1.0%
Total	100.0%

At June 30, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	24.9%
British Pound Sterling	15.1%
Japanese Yen	14.6%
U.S. Dollar	8.6%
Canadian Dollar	6.2%
Swiss Franc	4.3%
Hong Kong Dollar	4.1%
South Korean Won	3.7%
Danish Krone	3.3%
Australian Dollar	3.2%
Indian Rupee	3.0%
Swedish Krona	2.8%
South African Rand	2.0%
Singapore Dollar	1.1%
All Other Currencies	3.1%
Total	100.0%

As of June 30, 2016, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund. The Fund may redeem its investment weekly, but is subject to monthly repatriation and other redemption restrictions imposed on the William Blair China A-Share Fund, LLC by the Chinese government.

	Share Activity				Period ended June 30, 2016
Change in net
unrealized
	Balance			Balance		Dividend	Net realized	appreciation
Security Name	12/31/2015	Purchases	Sales	6/30/2016	Value	Income	gain (loss)	(depreciation)
William Blair China A-Share Fund, LLC	223,614	—	213,456	10,158	$174	$—	$1,574	$(1,620)

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	59

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Stephanie G. Braming Simon Fennell Jeffrey A. Urbina

The William Blair Institutional International Growth Fund (Institutional Class shares) posted a 3.58% decrease, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 0.91%.

Style headwinds during the February-April timeframe were a broad detractor from the Fund’s relative performance during the six-month period, as higher growth, higher valuation companies with stronger earnings trends, which the Fund focuses on, significantly underperformed lower valuation companies with relatively weak earnings trends. From a sector perspective, Materials stock selection was the largest detractor from the Fund’s relative performance year to date. The Fund’s Chemicals holdings lagged the Index, as Korea-based LG Chem was adversely impacted by weaker sales trends in its LCD/smartphone business. The lack of exposure to Metals & Mining companies also detracted from the Fund’s overall Materials sector performance. Among other sectors, stock selection in Financials, Consumer Finance, and Real Estate, combined with the Fund’s Insurance industry overweighting, detracted from the Fund’s relative performance during the six-month period. These effects were partially mitigated by good stock selection in Consumer Staples, Healthcare, Industrials and Telecommunication Services. Within Consumer Staples, Japanese cosmetics/personal care company Kao was a leading contributor to the Fund’s performance, supported by improved domestic cosmetic and household sales trends, continued strong growth in China (+48% revenue growth for 1Q versus the prior year) and lower costs. From a geographic perspective, the Fund’s overweightings to Europe and the U.K., combined with the underweighting to Emerging Markets compared to the Index, detracted from the Fund’s relative performance. Stock selection in the U.K. also detracted from the Fund’s performance, principally in the Financials and Materials sectors, offsetting the positive impacts of the Fund’s Japanese and Latin American stock selection.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

60	Semiannual Report	June 30, 2016

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016

	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Institutional Class	(3.58)%	(9.09)%	3.00%	3.22%	3.12%
MSCI ACW Ex-U.S. IMI (net)	(0.91)	(9.61)	1.65	0.39	2.16

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2016	William Blair Funds	61

Institutional International Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe, Mid-East—38.9%
	Belgium—0.6%
	Colruyt S.A. (Food & staples retailing)	85,829	$4,750
*	Telenet Group Holding N.V. (Media)	163,394	7,471
			12,221
	Denmark—3.2%
	Coloplast A/S Class “B” (Health care equipment & supplies)	103,020	7,712
	DSV A/S (Road & rail)	202,524	8,516
	ISS A/S (Commercial services & supplies)	216,326	8,136
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	323,148	17,402
	Pandora A/S (Textiles, apparel & luxury goods)	95,012	12,941
	Vestas Wind Systems A/S (Electrical equipment)	146,616	9,965
			64,672
	Finland—1.5%
	Elisa Oyj (Diversified telecommunication services)	113,179	4,349
	Huhtamaki Oyj (Containers & packaging)	95,155	3,949
	Kone Oyj Class “B” (Machinery)	469,813	21,682
			29,980
	France—11.0%
	Atos SE (IT services)	116,232	9,583
	Cap Gemini S.A. (IT services)	172,525	14,888
	Christian Dior SE (Textiles, apparel & luxury goods)	53,728	8,607
	Essilor International S.A. (Health care equipment & supplies)	66,531	8,744
	Hermes International (Textiles, apparel & luxury goods)	17,938	6,687
	Ipsen S.A. (Pharmaceuticals)	50,240	3,078
	Nexity S.A. (Real estate management & development)	58,181	2,943
	Orpea (Health care providers & services)	40,609	3,330
	Plastic Omnium S.A. (Auto components)	158,066	4,419
	Rubis SCA (Gas utilities)	40,261	3,078
	Safran S.A. (Aerospace & defense)	293,391	19,757
	SEB S.A. (Household durables)	30,038	3,622
	Sodexo S.A. (Hotels, restaurants & leisure)	91,727	9,827
	Technicolor S.A. (Media)	392,010	2,427
	Thales S.A. (Aerospace & defense)	142,571	11,840
	Total S.A. (Oil, gas & consumable fuels)	830,553	39,830
	Unibail-Rodamco SE (Real estate investment trusts (REITs))	46,471	12,022
	Valeo S.A. (Auto components)	417,249	18,523
	Veolia Environnement S.A. (Multi-utilities)	518,931	11,206
	Vinci S.A. (Construction & engineering)	410,648	28,978
			223,389
	Germany—3.7%
	Continental AG (Auto components)	85,874	16,250
	Deutsche Wohnen AG (Real estate management & development)	164,452	5,599

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Germany—(continued)
	Evonik Industries AG (Chemicals)	130,695	$3,896
	Gerresheimer AG (Life sciences tools & services)	40,102	3,089
	KION Group AG (Machinery)	52,458	2,543
*	ProSiebenSat.1 Media SE (Media)	328,688	14,377
	SAP SE (Software)	230,174	17,287
	TUI AG (Hotels, restaurants & leisure)	596,354	6,774
	Vonovia SE (Real estate management & development)	147,583	5,389
			75,204
	Ireland—3.0%
	CRH plc (Construction materials)	564,689	16,455
	Greencore Group plc (Food products)	577,127	2,375
*	ICON plc (Life sciences tools & services)†	148,509	10,397
	Kingspan Group plc (Building products)	172,286	3,733
	Shire plc (Biotechnology)	461,151	28,500
			61,460
	Israel—1.5%
*	Check Point Software Technologies, Ltd. (Software)†	236,352	18,833
	Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	244,803	12,296
			31,129
	Italy—0.9%
	Azimut Holding SpA (Capital markets)	249,698	4,074
	Banca Generali SpA (Capital markets)	265,217	5,316
	Brembo SpA (Auto components)	51,162	2,818
	Interpump Group SpA (Machinery)	85,885	1,346
	Recordati SpA (Pharmaceuticals)	115,686	3,480
*	Yoox Net-A-Porter Group SpA (Internet & catalog retail)	36,176	839
			17,873
	Luxembourg—0.4%
	Eurofins Scientific SE (Life sciences tools & services)	17,068	6,323
*	RTL Group (Media)	34,094	2,785
			9,108
	Netherlands—3.6%
	GrandVision N.V.—144A (Specialty retail)	98,029	2,536
*	NXP Semiconductors N.V. (Semiconductors & semiconductor equipment)†	218,359	17,106
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	1,247,949	34,232
	Wolters Kluwer N.V. (Media)	471,311	19,084
			72,958
	Norway—0.3%
	Gjensidige Forsikring ASA (Insurance)	425,378	7,087

	Portugal—0.4%
	Jeronimo Martins SGPS S.A. (Food & staples retailing)	460,010	7,255

See accompanying Notes to Financial Statements.

62	Semiannual Report	June 30, 2016

Institutional International Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Spain—1.9%
	Amadeus IT Holding S.A. Class “A” (IT services)	330,797	$14,574
	Bankinter S.A. (Banks)	1,245,801	8,042
	Industria de Diseno Textil S.A. (Specialty retail)	475,788	15,984
			38,600
	Sweden—2.7%
	Assa Abloy AB Class “B” (Building products)	445,318	9,161
	BillerudKorsnas AB (Containers & packaging)	173,025	2,582
	Boliden AB (Metals & mining)	168,587	3,295
	Fabege AB (Real estate management & development)	84,780	1,442
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	264,077	9,664
	Hexpol AB (Chemicals)	331,318	3,402
	Intrum Justitia AB (Commercial services & supplies)	142,099	4,457
	Swedbank AB Class “A” (Banks)	958,204	20,125
			54,128
	Switzerland—4.2%
	Actelion, Ltd. (Biotechnology)	126,857	21,362
	Cembra Money Bank AG (Consumer finance)	33,411	2,337
	Clariant AG (Chemicals)	513,628	8,680
	dorma+kaba Holding AG (Commercial services & supplies)	4,258	2,975
	Logitech International S.A. (Technology hardware, storage & peripherals)	313,479	5,096
	Lonza Group AG (Life sciences tools & services)	83,338	13,844
*	Luxoft Holding, Inc. (IT services)†	44,997	2,341
	Partners Group Holding AG (Capital markets)	58,057	24,881
	Straumann Holding AG (Health care equipment & supplies)	11,040	4,355
			85,871
	Japan—14.1%
	Ain Pharmaciez, Inc. (Food & staples retailing)	42,500	3,297
	Alps Electric Co., Ltd. (Electronic equipment, instruments & components)	71,900	3,266
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	61,400	3,000
	Daicel Corporation (Chemicals)	272,500	2,824
	Daifuku Co., Ltd. (Machinery)	201,600	3,611
	Daikin Industries, Ltd. (Building products)	259,300	21,793
	Daito Trust Construction Co., Ltd. (Real estate management & development)	35,400	5,748
	Daiwa House Industry Co., Ltd. (Real estate management & development)	644,000	18,912

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Fuji Heavy Industries, Ltd. (Automobiles)	454,000	$15,605
Haseko Corporation (Household durables)	256,500	2,582
IT Holdings Corporation (IT services)	136,400	3,141
Kao Corporation (Personal products)	402,100	23,419
KDDI Corporation (Wireless telecommunication services)	956,100	29,075
Keyence Corporation (Electronic equipment, instruments & components)	35,600	24,291
Lawson, Inc. (Food & staples retailing)	59,400	4,742
M3, Inc. (Health care technology)	216,200	7,545
Makita Corporation (Machinery)	101,800	6,759
Nihon M&A Center, Inc. (Capital markets)	47,500	3,085
Nippon Prologis REIT, Inc. (Real estate investment trusts (REITs))	1,496	3,655
Nissan Chemical Industries, Ltd. (Chemicals)	158,900	4,636
Nitori Holdings Co., Ltd. (Specialty retail)	88,500	10,734
ORIX Corporation (Diversified financial services)	1,884,400	24,385
Park24 Co., Ltd. (Commercial services & supplies)	89,400	3,072
Pola Orbis Holdings, Inc. (Personal products)	60,300	5,675
Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	46,700	3,620
SCSK Corporation (IT services)	112,900	4,229
Shionogi & Co., Ltd. (Pharmaceuticals)	336,400	18,390
Taisei Corporation (Construction & engineering)	1,498,000	12,309
Temp Holdings Co., Ltd. (Professional services)	212,800	3,687
Tsuruha Holdings, Inc. (Food & staples retailing)	60,300	7,302
Zenkoku Hosho Co., Ltd. (Diversified financial services)	73,900	2,699
		287,088
United Kingdom—13.9%
Admiral Group plc (Insurance)	251,745	6,845
Babcock International Group plc (Commercial services & supplies)	367,063	4,438
Berkeley Group Holdings plc (Household durables)	170,587	5,760
Bunzl plc (Trading companies & distributors)	352,148	10,835
Cineworld Group plc (Media)	384,266	2,803
Compass Group plc (Hotels, restaurants & leisure)	1,300,353	24,740
Croda International plc (Chemicals)	109,063	4,578
Derwent London plc (Real estate investment trusts (REITs))	100,732	3,514
Domino’s Pizza Group plc (Hotels, restaurants & leisure)	673,928	2,994
Essentra plc (Chemicals)	337,673	2,317
Experian plc (Professional services)	1,058,613	20,084

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	63

Institutional International Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
Halma plc (Electronic equipment, instruments & components)	408,229	$5,552
Hiscox, Ltd. (Insurance)	422,892	5,839
Intermediate Capital Group plc (Capital markets)	292,191	1,914
Intertek Group plc (Professional services)	203,872	9,499
Johnson Matthey plc (Chemicals)	268,710	10,079
Jupiter Fund Management plc (Capital markets)	488,377	2,398
Micro Focus International plc (Software)	255,727	5,517
Moneysupermarket.com Group plc (Internet software & services)	633,156	2,294
Provident Financial plc (Consumer finance)	154,634	4,768
Prudential plc (Insurance)	755,983	12,828
Reckitt Benckiser Group plc (Household products)	294,318	29,512
Rio Tinto, Ltd. (Metals & mining)	520,991	18,021
Spirax-Sarco Engineering plc (Machinery)	102,236	5,120
The Sage Group plc (Software)	1,037,606	8,969
UBM plc (Media)	632,520	5,425
Unilever plc (Personal products)	641,972	30,760
WH Smith plc (Specialty retail)	120,988	2,542
Wolseley plc (Trading companies & distributors)	302,521	15,666
WPP plc (Media)	873,413	18,203
		283,814
Emerging Asia—11.9%
China—3.0%
China Overseas Land & Investment, Ltd. (Real estate management & development)	3,092,000	9,857
ENN Energy Holdings, Ltd. (Gas utilities)	1,086,000	5,393
NetEase, Inc.—ADR (Internet software & services)	78,779	15,222
PICC Property & Casualty Co., Ltd. Class “H” (Insurance)	4,626,000	7,305
Tencent Holdings, Ltd. (Internet software & services)	1,023,100	23,496
		61,273
India—3.0%
Axis Bank, Ltd. (Banks)	1,017,344	8,084
Bharat Petroleum Corporation, Ltd. (Oil, gas & consumable fuels)	246,540	3,941
Eicher Motors, Ltd. (Machinery)	10,371	2,951
HDFC Bank, Ltd. (Banks)	544,885	9,504
IndusInd Bank, Ltd. (Banks)	378,474	6,248
Maruti Suzuki India, Ltd. (Automobiles)	87,375	5,448
Tata Consultancy Services, Ltd. (IT services)	418,738	15,838
Yes Bank, Ltd. (Banks)	474,244	7,778
		59,792

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Indonesia—0.5%
PT Bank Central Asia Tbk (Banks)	9,824,100	$9,947

South Korea—3.6%
Amorepacific Corporation (Personal products)	22,257	8,391
KT&G Corporation (Tobacco)	66,477	7,873
LG Chem, Ltd. (Chemicals)	36,329	8,296
NAVER Corporation (Internet software & services)	8,308	5,147
Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	28,298	35,241
SK Hynix, Inc. (Semiconductors & semiconductor equipment)	293,480	8,352
		73,300
Taiwan—1.8%
Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	115,000	10,636
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	1,014,011	26,597
		37,233
Canada—6.8%
Alimentation Couche Tard, Inc. Class “B” (Food & staples retailing)	154,883	6,651
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)†	539,375	17,837
Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	513,642	15,847
Constellation Software, Inc. (Software)	9,135	3,536
Dollarama, Inc. (Multiline retail)	161,292	11,261
Enbridge, Inc. (Oil, gas & consumable fuels)	586,262	24,836
Intact Financial Corporation (Insurance)	93,374	6,670
Suncor Energy, Inc. (Oil, gas & consumable fuels)	721,542	20,016
The Toronto-Dominion Bank (Banks)	754,397	32,396
		139,050
Asia—5.0%
Australia—2.2%
Domino’s Pizza Enterprises, Ltd. (Hotels, restaurants & leisure)	40,367	2,077
James Hardie Industries plc (Construction materials)	364,090	5,639
JB Hi-Fi, Ltd. (Specialty retail)	172,573	3,127
LendLease Group (Real estate management & development)	645,212	6,129
Macquarie Group, Ltd. (Capital markets)	458,363	23,860
Vicinity Centres (Real estate investment trusts (REITs))	1,311,834	3,273
		44,105

See accompanying Notes to Financial Statements.

64	Semiannual Report	June 30, 2016

Institutional International Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	Hong Kong—1.7%
	AIA Group, Ltd. (Insurance)	4,034,663	$24,211
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	3,373,000	—
	Techtronic Industries Co., Ltd. (Household durables)	2,545,000	10,628
			34,839
	New Zealand—0.1%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	413,597	2,971

	Singapore—1.0%
	Singapore Telecommunications, Ltd. (Diversified telecommunication services)	6,675,100	20,617

	Emerging Latin America—3.1%
	Brazil—1.8%
	AMBEV S.A.—ADR (Beverages)	4,776,893	28,232
	BB Seguridade Participacoes S.A. (Insurance)	1,041,200	9,111
			37,343
	Mexico—0.6%
	Arca Continental S.A.B. de C.V. (Beverages)	1,029,030	7,385
	Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	47,318	4,377
			11,762
	Peru—0.7%
	Credicorp, Ltd. (Banks)†	95,563	14,748

	Emerging Europe, Mid-East, Africa—2.6%
	South Africa—1.9%
*	Bid Corporation, Ltd. (Food & staples retailing)	197,772	3,706
	Bidvest Group, Ltd. (Industrial conglomerates)	197,772	1,866
	Naspers, Ltd. (Media)	102,179	15,602
	Sanlam, Ltd. (Insurance)	1,051,444	4,344
	Steinhoff International Holdings N.V. (Household durables)	1,683,833	9,660
	The Spar Group, Ltd. (Food & staples retailing)	317,200	4,355
			39,533
	Turkey—0.4%
	Turkiye Garanti Bankasi A.S. (Banks)	2,850,538	7,529

	United Arab Emirates—0.3%
	Dubai Islamic Bank PJSC (Banks)	4,283,256	5,986

	Total Common Stocks—96.3% (cost $1,833,013)		1,961,865
	Shares or
	Principal
Issuer	Amount	Value

Affiliated Fund
China—0.0%
William Blair China A-Share Fund, LLC§	6,312	$108
Total Affiliated Fund—0.0% (cost $63)		108

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $64,947, collateralized by U.S. Treasury Note, 2.000%, due 8/15/25	$64,947	64,947

Total Repurchase Agreement—3.2% (cost $64,947)		64,947

Total Investments—99.5% (cost $1,898,023)		2,026,920
Cash and other assets, less liabilities—0.5%		9,447
Net assets—100.0%		$2,036,367

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at June 30, 2016.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.01% of the Fund’s net assets at June 30, 2016.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	65

Institutional International Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

At June 30, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	20.9%
Information Technology	15.8%
Consumer Discretionary	15.6%
Industrials	13.0%
Consumer Staples	9.7%
Health Care	9.1%
Energy	7.1%
Materials	5.0%
Telecommunication Services	2.8%
Utilities	1.0%
Total	100.0%

At June 30, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	25.0%
British Pound Sterling	15.1%
Japanese Yen	14.6%
U.S. Dollar	8.6%
Canadian Dollar	6.2%
Swiss Franc	4.3%
Hong Kong Dollar	4.1%
South Korean Won	3.7%
Danish Krone	3.3%
Australian Dollar	3.2%
Indian Rupee	3.0%
Swedish Krona	2.8%
South African Rand	2.0%
Singapore Dollar	1.0%
All Other Currencies	3.1%
Total	100.0%

As of June 30, 2016, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund. The Fund may redeem its investment weekly, but is subject to monthly repatriation and other redemption restrictions imposed on the William Blair China A-Share Fund, LLC by the Chinese government.

	Share Activity				Period ended June 30, 2016
Change in net
unrealized
	Balance			Balance		Dividend	Net realized	appreciation
Security Name	12/31/2015	Purchases	Sales	6/30/2016	Value	Income	gain (loss)	(depreciation)
William Blair China A-Share Fund, LLC	138,952	—	132,640	6,312	$108	$—	$978	$(1,006)

See accompanying Notes to Financial Statements.

66	Semiannual Report	June 30, 2016

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Stephanie G. Braming Andrew G. Flynn

The William Blair International Small Cap Growth Fund (Class N shares) posted a 4.22% decrease, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), decreased 0.20%.

The Fund’s exposure to higher growth companies broadly detracted from six-month performance, as lower growth, lower valuation companies led the market. From a sector perspective, stock selection in Consumer Discretionary, Financials, Information Technology (IT) and Materials weighed significantly on the Fund’s relative performance, offsetting relative strength in Energy, Healthcare and Industrials. The Fund’s Consumer Discretionary stock selection was hampered by Casio Computer (Japan), which posted disappointing earnings results driven by foreign currency headwinds in Emerging Markets countries, lower sales to inbound tourists and higher-than-expected costs associated with a recently launched outdoor watch. Within Financials, U.K. Real Estate Investment Trust (REIT) Workspace Group was adversely affected by uncertainty and negative sentiment surrounding the United Kingdom’s Brexit vote and the potentially detrimental impact to U.K. real estate activity. Within the IT sector, U.K. Internet Software & Services holdings failed to meet expectations, while the Fund’s performance within the Materials sector was hampered by its lack of exposure to the Metals & Mining industry, which performed well amid the commodity price rally. These negative effects were partially mitigated by good stock selection in the Energy, Healthcare and Industrials sectors. Canadian oil & gas exploration holdings were key contributors to the Fund’s performance within the Energy sector. Within Healthcare, Japanese medical information services provider M3 and Swiss-based dental implant provider Straumann exceeded expectations and provided a positive contribution to Fund performance. Bolstering the Fund’s performance in the Industrials sector were Hoshizaki Corp, Japan’s leading ice machine and commercial refrigeration manufacturer, and Grupo Aeroportuario Del Centro Norte, Mexico’s fourth largest airport operator. All of these holdings benefited from strong fundamental business trends and solid financial results during the period.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

June 30, 2016	William Blair Funds	67

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(4.22)%	(1.77)%	4.22%	4.01%	4.36%
Class I	(4.10)	(1.42)	4.52	4.31	4.69
Institutional Class	(4.08)	(1.41)	4.68	4.50	4.87
MSCI ACW Ex-U.S. Small Cap Index (net)	(0.20)	(5.46)	4.93	2.28	4.09

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

68	Semiannual Report	June 30, 2016

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Europe, Mid-East—33.7%
	Denmark—1.4%
	Royal Unibrew A/S (Beverages)	165,675	$7,411

	Finland—1.6%
	Huhtamaki Oyj (Containers & packaging)	115,523	4,794
	Tieto Oyj (IT services)	143,362	3,927
			8,721
	France—7.5%
	Alten S.A. (IT services)	94,238	5,532
	Ipsen S.A. (Pharmaceuticals)	109,745	6,724
	Metropole Television S.A. (Media)	280,168	4,658
	Orpea (Health care providers & services)	60,529	4,963
	Rubis SCA (Gas utilities)	68,081	5,204
	SEB S.A. (Household durables)	35,535	4,285
	Technicolor S.A. (Media)	571,754	3,541
	Teleperformance (Professional services)	66,257	5,644
			40,551
	Germany—5.0%
	Aareal Bank AG (Thrifts & mortgage finance)	36,241	1,144
	Aurelius SE & Co KGaA (Capital markets)	143,229	8,418
	CTS Eventim AG & Co KGaA (Media)	126,815	3,877
	Gerresheimer AG (Life sciences tools & services)	75,723	5,833
	KION Group AG (Machinery)	58,339	2,827
	Norma Group SE (Machinery)	104,009	4,928
			27,027
	Ireland—2.0%
*	ICON plc (Life sciences tools & services)†	98,887	6,923
	Irish Continental Group plc (Marine)	278,380	1,300
	Kingspan Group plc (Building products)	131,072	2,840
			11,063
	Israel—1.7%
	Elbit Systems, Ltd. (Aerospace & defense)	73,584	6,664
	Frutarom Industries, Ltd. (Chemicals)	54,442	2,513
			9,177
	Italy—5.4%
	Banca IFIS SpA (Diversified financial services)	130,445	2,643
	Brembo SpA (Auto components)	122,780	6,763
	Cerved Information Solutions SpA (Diversified financial services)	707,710	5,576
	DiaSorin SpA (Health care equipment & supplies)	53,888	3,295
	Industria Macchine Automatiche SpA (Machinery)	78,118	4,702
	Recordati SpA (Pharmaceuticals)	179,125	5,388
*	Yoox Net-A-Porter Group SpA (Internet & catalog retail)	43,485	1,009
			29,376

Issuer		Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Luxembourg—0.6%
	Grand City Properties S.A. (Real estate management & development)	162,121	$3,336

	Netherlands—0.4%
	GrandVision N.V.—144A (Specialty retail)	89,274	2,309

	Spain—0.7%
	Cia de Distribucion Integral Logista Holdings S.A. (Air freight & logistics)	181,150	3,828

	Sweden—5.7%
	Bilia AB Class “A” (Specialty retail)	94,467	2,336
	BillerudKorsnas AB (Containers & packaging)	249,728	3,726
	Boliden AB (Metals & mining)	282,677	5,525
	Hexpol AB (Chemicals)	325,068	3,338
	Indutrade AB (Trading companies & distributors)	168,752	3,337
	Intrum Justitia AB (Commercial services & supplies)	184,232	5,778
	Loomis AB Class “B” (Commercial services & supplies)	111,487	2,726
*	NetEnt AB (Internet software & services)	438,891	4,346
			31,112
	Switzerland—1.7%
*	Cembra Money Bank AG (Consumer finance)	57,469	4,019
*	Luxoft Holding, Inc. (IT services)†	40,058	2,084
	Straumann Holding AG (Health care equipment & supplies)	7,832	3,090
			9,193
	Japan—17.3%
	ABC-Mart, Inc. (Specialty retail)	75,300	5,053
	Daicel Corporation (Chemicals)	294,900	3,056
	Daifuku Co., Ltd. (Machinery)	233,300	4,178
	Daiichikosho Co., Ltd. (Media)	109,300	4,582
	GLP J-Reit (Real estate investment trusts (REITs))	7,173	9,054
	Haseko Corporation (Household durables)	481,200	4,845
	Hoshizaki Electric Co., Ltd. (Machinery)	38,500	3,769
	IT Holdings Corporation (IT services)	215,100	4,954
	M3, Inc. (Health care technology)	112,200	3,916
	Meitec Corporation (Professional services)	158,500	5,388
	Nihon M&A Center, Inc. (Capital markets)	59,900	3,891
	Nissan Chemical Industries, Ltd. (Chemicals)	301,100	8,785
	Pola Orbis Holdings, Inc. (Personal products)	29,100	2,739
	Relo Holdings, Inc. (Real estate management & development)	28,200	4,991
	Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	79,400	6,155
	Skylark Co., Ltd. (Hotels, restaurants & leisure)	296,300	3,755

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	69

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Suruga Bank, Ltd. (Banks)	193,200	$4,366
Temp Holdings Co., Ltd. (Professional services)	395,000	6,844
Zenkoku Hosho Co., Ltd. (Diversified financial services)	102,400	3,740
		94,061
United Kingdom—15.3%
Abcam plc (Biotechnology)	162,551	1,675
Beazley plc (Insurance)	1,282,473	6,235
Berendsen plc (Commercial services & supplies)	334,897	5,441
Big Yellow Group plc (Real estate investment trusts (REITs))	297,059	3,093
Close Brothers Group plc (Capital markets)	105,618	1,601
Domino’s Pizza Group plc (Hotels, restaurants & leisure)	904,689	4,019
Halfords Group plc (Specialty retail)	544,142	2,340
Halma plc (Electronic equipment, instruments & components)	478,989	6,515
IG Group Holdings plc (Diversified financial services)	333,823	3,615
Inchcape plc (Distributors)	467,581	3,932
Intermediate Capital Group plc (Capital markets)	293,227	1,921
Jupiter Fund Management plc (Capital markets)	702,727	3,451
Micro Focus International plc (Software)	405,729	8,753
Moneysupermarket.com Group plc (Internet software & services)	961,820	3,485
OneSavings Bank plc (Thrifts & mortgage finance)	231,828	655
Provident Financial plc (Consumer finance)	28,082	866
Rentokil Initial plc (Commercial services & supplies)	2,292,235	5,919
Rightmove plc (Internet software & services)	50,044	2,444
Senior plc (Aerospace & defense)	273,470	752
Spirax-Sarco Engineering plc (Machinery)	21,207	1,062
SSP Group plc (Hotels, restaurants & leisure)	1,110,290	4,167
Ted Baker plc (Textiles, apparel & luxury goods)	67,129	2,182
The UNITE Group plc (Real estate management & development)	440,518	3,644
Ultra Electronics Holdings plc (Aerospace & defense)	162,756	3,787
Workspace Group plc (Real estate investment trusts (REITs))	154,244	1,423
		82,977

Issuer		Shares	Value

	Common Stocks—(continued)

	Asia—10.6%
	Australia—6.8%
	Challenger, Ltd. (Diversified financial services)	545,804	$3,566
	Domino’s Pizza Enterprises, Ltd. (Hotels, restaurants & leisure)	55,474	2,855
	DuluxGroup, Ltd. (Chemicals)	1,213,828	5,777
	JB Hi-Fi, Ltd. (Specialty retail)	251,596	4,559
	Magellan Financial Group, Ltd. (Capital markets)	264,299	4,455
	Orora, Ltd. (Containers & packaging)	3,667,817	7,616
	The Star Entertainment Group, Ltd. (Hotels, restaurants & leisure)	1,977,481	8,058
			36,886
	Hong Kong—0.8%
	Man Wah Holdings, Ltd. (Household durables)	2,942,000	4,237

	New Zealand—0.6%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	437,237	3,141

	Singapore—2.4%
	ComfortDelGro Corporation, Ltd. (Road & rail)	3,095,000	6,356
	SATS, Ltd. (Transportation infrastructure)	2,283,000	6,980
			13,336
	Emerging Asia—7.0%
	China—2.1%
	ANTA Sports Products, Ltd. (Textiles, apparel & luxury goods)	1,258,000	2,538
	Beijing Capital International Airport Co., Ltd. Class “H” (Transportation infrastructure)	2,630,000	2,861
	China Lodging Group, Ltd.—ADR (Hotels, restaurants & leisure)	78,886	2,874
*	Hollysys Automation Technologies, Ltd. (Electronic equipment, instruments & components)†	190,426	3,308
			11,581
	India—2.0%
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	376,856	3,773
	Yes Bank, Ltd. (Banks)	421,062	6,905
			10,678
	Indonesia—0.5%
	PT Bank Negara Indonesia Persero Tbk (Banks)	7,452,900	2,953

	South Korea—0.7%
	Kangwon Land, Inc. (Hotels, restaurants & leisure)	98,710	3,582

See accompanying Notes to Financial Statements.

70	Semiannual Report	June 30, 2016

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
Taiwan—1.0%
Advantech Co., Ltd. (Technology hardware, storage & peripherals)	322,000	$2,455
E.Sun Financial Holding Co., Ltd. (Banks)	5,073,769	3,006
		5,461
Thailand—0.7%
Minor International PCL (Hotels, restaurants & leisure)	3,105,800	3,570

Emerging Latin America—5.6%
Brazil—0.8%
Localiza Rent a Car S.A. (Road & rail)	425,300	4,568

Mexico—4.7%
Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	881,830	3,357
Gentera S.A.B. de C.V. (Consumer finance)	3,817,900	6,839
Gruma S.A.B. de C.V. Class “B” (Food products)	192,500	2,769
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	895,900	5,339
Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	27,562	4,397
Promotora y Operadora de Infraestructura S.A.B. de C.V. (Transportation infrastructure)	231,800	2,853
		25,554
Panama—0.1%
Copa Holdings S.A. Class “A” (Airlines)†	8,263	432

Emerging Europe, Mid-East, Africa—4.0%
Hungary—0.5%
Richter Gedeon Nyrt (Pharmaceuticals)	133,434	2,654

South Africa—2.0%
AVI, Ltd. (Food products)	465,334	2,626
Clicks Group, Ltd. (Food & staples retailing)	704,886	5,860
Rand Merchant Investment Holdings, Ltd. (Insurance)	812,435	2,278
		10,764
Turkey—1.5%
Arcelik A.S. (Household durables)	418,418	2,755
Ford Otomotiv Sanayi A.S. (Automobiles)	266,903	2,840
Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	5,549,339	2,567
		8,162

Issuer		Shares or Principal Amount	Value

	Common Stocks—(continued)

	Canada—3.3%
	Canadian Energy Services & Technology Corporation (Energy equipment & services)	619,396	$1,951
	Linamar Corporation (Auto components)	71,281	2,539
	Peyto Exploration & Development Corporation (Oil, gas & consumable fuels)	196,738	5,281
*	Raging River Exploration, Inc. (Oil, gas & consumable fuels)	548,413	4,364
	Whitecap Resources, Inc. (Oil, gas & consumable fuels)	452,371	3,460
			17,595
	Total Common Stocks—96.8% (cost $476,372)		525,296

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $19,794, collateralized by FNMA, 7.125%, due 1/15/30	$19,794	19,794

	Total Repurchase Agreement—3.6% (cost $19,794)		19,794

	Total Investments—100.4% (cost $496,166)		545,090
	Liabilities, plus cash and other assets—(0.4)%		(2,293)
	Net assets—100.0%		$542,797

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	71

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

At June 30, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	22.0%
Financials	21.7%
Consumer Discretionary	20.4%
Health Care	10.2%
Information Technology	9.1%
Materials	8.6%
Consumer Staples	4.1%
Energy	2.9%
Utilities	1.0%
Total	100.0%

At June 30, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	22.7%
Japanese Yen	17.9%
British Pound Sterling	15.8%
Australian Dollar	7.0%
Swedish Krona	5.9%
Mexican Peso	4.0%
U.S. Dollar	3.8%
Canadian Dollar	3.4%
Singapore Dollar	2.5%
South African Rand	2.1%
Indian Rupee	2.0%
Hong Kong Dollar	1.8%
Israeli Shekel	1.8%
Turkish Lira	1.6%
Danish Krone	1.4%
Swiss Franc	1.4%
New Taiwan Dollar	1.0%
All Other Currencies	3.9%
Total	100.0%

See accompanying Notes to Financial Statements.

72	Semiannual Report	June 30, 2016

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Jeffrey A. Urbina

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 4.40% increase, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”) increased 6.41%.

The Fund underperformed Index for the six-month period. Style headwinds during the first quarter were a significant detractor from the Fund’s relative performance, as lower valuation companies with weaker earnings trends strongly outperformed higher growth, higher valuation companies with stronger earnings trends, which the Fund focuses on. Sector positioning was the biggest detractor from the Fund’s relative performance in this environment—primarily due to the Fund’s underweighting to Energy and the overweighting to Consumer Discretionary. Additionally, within the Materials sector, the Fund’s exclusion of Metals & Mining stocks significantly hampered relative performance amid the commodity price rally. The Fund’s position in LG Chem (Korea) also weighed on sector performance as the stock price languished on concerns about decelerating trends in its LCD/smartphone business. These negative effects were mitigated by positive stock selection in Industrials, Consumer Discretionary, and Energy. Within Industrials, Bidvest Corp (South Africa) was a leading contributor to the Fund’s relative performance, as the share price rallied after the spinoff of its food service businesses. From a geographic perspective, disappointing stock selection in Russia, South Africa, and Brazil was mitigated by positive stock selection in China and Taiwan, in addition to the favorable impact of the Fund’s underweighting of Chinese stocks.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

June 30, 2016	William Blair Funds	73

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(b)	4.40%	(11.68)%	(0.74)%	(2.14)%	0.60%
MSCI Emerging Markets Index – (net)(b)	6.41	(12.05)	(1.56)	(3.78)	(0.58)
Class I(a)	4.65	(11.36)	(0.43)	(1.84)	(0.74)
Institutional Class(a)	4.65	(11.23)	(0.31)	(1.72)	(0.61)
MSCI Emerging Markets Index (net)(a)	6.41	(12.05)	(1.56)	(3.78)	(0.96)

(a)	Since inception is for the period from March 26, 2008 (Commencement of Operations) to June 30, 2016.

(b)	Since inception is for the period from May 3, 2010 (Commencement of Operations) to June 30, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

74	Semiannual Report	June 30, 2016

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks

	Emerging Asia—67.7%
	China—18.8%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	37,377	$2,973
	China Mobile, Ltd. (Wireless telecommunication services)	313,500	3,626
	China Overseas Land & Investment, Ltd. (Real estate management & development)	452,000	1,441
	CNOOC, Ltd. (Oil, gas & consumable fuels)	3,560,000	4,448
	Dali Foods Group Co., Ltd.—144A (Food products)	2,822,000	1,619
	NetEase, Inc.—ADR (Internet software & services)	14,987	2,896
	New Oriental Education & Technology Group, Inc.—ADR (Diversified consumer services)	17,020	713
	PICC Property & Casualty Co., Ltd. Class “H” (Insurance)	1,236,000	1,952
*	TAL Education Group—ADR (Diversified consumer services)	12,858	798
	Tencent Holdings, Ltd. (Internet software & services)	305,200	7,009
	Zhuzhou CSR Times Electric Co., Ltd. Class “H” (Electrical equipment)	169,500	939
			28,414
	India—17.7%
	Asian Paints, Ltd. (Chemicals)	144,550	2,140
	Bharat Petroleum Corporation, Ltd. (Oil, gas & consumable fuels)	146,943	2,349
	HDFC Bank, Ltd.—ADR (Banks)	12,630	838
	HDFC Bank, Ltd. (Banks)	194,392	3,391
	Hero MotoCorp, Ltd. (Automobiles)	61,953	2,905
	Hindustan Unilever, Ltd. (Household products)	220,220	2,935
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	81,178	1,511
	Infosys, Ltd. (IT services)	230,506	4,004
	Maruti Suzuki India, Ltd. (Automobiles)	23,054	1,437
*	Tata Motors, Ltd. (Automobiles)	437,190	2,988
	Zee Entertainment Enterprises, Ltd. (Media)	322,367	2,185
			26,683
	Indonesia—3.7%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	1,871,900	1,540
	PT Kalbe Farma Tbk (Pharmaceuticals)	8,622,500	1,003
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	5,248,000	1,597
	PT Unilever Indonesia Tbk (Household products)	411,000	1,405
			5,545
	Malaysia—1.5%
	Public Bank Bhd (Banks)	470,400	2,267

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Philippines—1.1%
	SM Prime Holdings, Inc. (Real estate management & development)	1,527,000	$892
	Universal Robina Corporation (Food products)	162,890	723
			1,615
	South Korea—13.7%
	Amorepacific Corporation (Personal products)	4,093	1,543
	Coway Co., Ltd. (Household durables)	18,069	1,645
	Hankook Tire Co., Ltd. (Auto components)	31,498	1,401
	KT&G Corporation (Tobacco)	20,470	2,425
	LG Chem, Ltd. (Chemicals)	8,183	1,869
	LG Household & Health Care, Ltd. (Personal products)	2,462	2,404
	NAVER Corporation (Internet software & services)	4,741	2,937
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	5,172	6,441
			20,665
	Taiwan—9.1%
	Chunghwa Telecom Co., Ltd. (Diversified telecommunication services)	849,000	3,071
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	21,000	1,942
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	228,764	6,000
	Uni-President Enterprises Corporation (Food products)	1,432,000	2,828
			13,841
	Thailand—2.1%
	Airports of Thailand PCL (Transportation infrastructure)	118,300	1,315
	Bangkok Dusit Medical Services PCL Class “F” (Health care providers & services)	1,584,200	1,080
	CP ALL PCL (Food & staples retailing)	517,900	743
			3,138
	Emerging Europe, Mid-East, Africa—16.0%
	Czech Republic—0.6%
	Komercni banka A.S. (Banks)	23,837	894

	Hungary—0.4%
	OTP Bank plc (Banks)	27,550	616

	Russia—2.8%
	Magnit PJSC—GDR (Food & staples retailing)	41,054	1,368
*	Mail.Ru Group, Ltd.—GDR (Internet software & services)	71,529	1,302
*	Yandex N.V. Class “A” (Internet software & services)†	73,000	1,595
			4,265

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	75

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	South Africa—9.3%
*	Bid Corporation, Ltd. (Food & staples retailing)	63,521	$1,190
	Bidvest Group, Ltd. (Industrial conglomerates)	62,815	593
	FirstRand, Ltd. (Diversified financial services)	660,746	2,017
	Naspers, Ltd. (Media)	32,243	4,923
	Sasol, Ltd. (Oil, gas & consumable fuels)	47,352	1,281
	Steinhoff International Holdings N.V. (Household durables)	446,402	2,561
	Vodacom Group, Ltd. (Wireless telecommunication services)	130,931	1,492
			14,057
	Turkey—2.9%
	BIM Birlesik Magazalar A.S. (Food & staples retailing)	70,162	1,368
	KOC Holding A.S. (Industrial conglomerates)	327,041	1,496
	Turkiye Garanti Bankasi A.S. (Banks)	573,131	1,514
			4,378
	Emerging Latin America—12.6%
	Brazil—4.9%
	AMBEV S.A.—ADR (Beverages)	574,127	3,393
	BB Seguridade Participacoes S.A. (Insurance)	92,200	807
	Cielo S.A. (IT services)	92,640	977
	Lojas Renner S.A. (Multiline retail)	132,800	979
	Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	58,000	1,284
			7,440
	Mexico—5.6%
	Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	16,352	1,512
	Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	407,100	2,275
	Kimberly-Clark de Mexico S.A.B. de C.V. Class “A” (Household products)	765,612	1,809
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	1,210,200	2,911
			8,507
	Peru—2.1%
	Credicorp, Ltd. (Banks)†	19,975	3,083
	Total Common Stocks—96.3% (cost $134,784)		145,408

	Shares or
	Principal
Issuer	Amount	Value

Preferred Stock
Brazil—1.0%
Itau Unibanco Holding S.A. (Banks)	166,000	$1,566

Total Preferred Stock—1.0% (cost $1,425)		1,566

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $3,835, collateralized by FHLMC, 4.125%, due 10/11/33	$3,835	3,835

Total Repurchase Agreement—2.6% (cost $3,835)		3,835

Total Investments—99.9% (cost $140,044)		150,809
Cash and other assets, less liabilities—0.1%		158
Net assets—100.0%		$150,967

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	25.9%
Consumer Staples	20.5%
Financials	18.1%
Consumer Discretionary	15.3%
Telecommunication Services	6.7%
Energy	6.4%
Industrials	3.0%
Materials	2.7%
Health Care	1.4%
Total	100.0%

See accompanying Notes to Financial Statements.

76	Semiannual Report	June 30, 2016

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

At June 30, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	18.0%
Indian Rupee	17.6%
Hong Kong Dollar	14.3%
South Korean Won	14.1%
South African Rand	9.6%
New Taiwan Dollar	5.3%
Mexican Peso	4.8%
Brazilian Real	3.8%
Indonesian Rupiah	3.8%
Turkish Lira	3.0%
Thai Baht	2.1%
Malaysian Ringgit	1.5%
Philippine Peso	1.1%
All Other Currencies	1.0%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	77

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss Jeffrey A. Urbina

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 5.07% increase, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI (net) (the “Index”), increased 5.69%.

The Fund underperformed the Index for the six-month period. Style headwinds during the first quarter were a significant detractor from performance, as higher growth, higher valuation companies with stronger earnings trends substantially underperformed lower valuation companies with weaker earnings trends, which the Fund focuses on. Sector positioning was the biggest detractor from the Fund’s relative performance in this environment primarily due to the Fund’s underweightings in the Energy, Telecommunication Services, and Utilities sectors, and its overweighting in Information Technology (IT). Additionally, within the Materials sector, the Fund’s exclusion of Metals & Mining stocks significantly hampered relative performance amid the commodity price rally. The Fund’s position in LG Chem (Korea) also weighed on sector performance as the stock price languished on concerns about decelerating trends in its LCD/smartphone business. These negative effects were mitigated by positive stock selection in Consumer Discretionary, Energy, Financials, Industrials, and IT. Within Industrials, Bidvest Corp (South Africa) was a leading contributor to the Fund’s relative performance, as the share price rallied after the spinoff of its food service business. From a geographic perspective, disappointing stock selection in Russia, South Africa, and Brazil was mostly offset by positive stock selection in India, Taiwan and Thailand, in addition to the Fund’s underweighting of Chinese stocks.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

78	Semiannual Report	June 30, 2016

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	5.07%	(12.81)%	(0.16)%	(1.28)%	3.22%
Class I	5.20	(12.56)	0.07	(1.01)	3.48
Institutional Class	5.16	(12.54)	0.22	(0.85)	3.65
MSCI Emerging Markets IMI (net)	5.69	(12.16)	(1.36)	(3.59)	3.87

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2016	William Blair Funds	79

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—63.6%
	China—16.1%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	258,156	$20,531
*	Baidu, Inc.—ADR (Internet software & services)	85,520	14,124
	China Mobile, Ltd. (Wireless telecommunication services)	846,000	9,786
	China Overseas Land & Investment, Ltd. (Real estate management & development)	1,526,000	4,865
	CNOOC, Ltd. (Oil, gas & consumable fuels)	23,549,000	29,425
*	Ctrip.com International, Ltd.—ADR (Internet & catalog retail)	150,589	6,204
	Dali Foods Group Co., Ltd.—144A (Food products)	4,624,000	2,653
	Huaneng Renewables Corporation, Ltd. Class “H” (Independent power & renewable electricity producers)	10,487,932	3,496
	NetEase, Inc.—ADR (Internet software & services)	49,195	9,505
	New Oriental Education & Technology Group, Inc.—ADR (Diversified consumer services)	58,491	2,450
	PICC Property & Casualty Co., Ltd. Class “H” (Insurance)	5,530,000	8,733
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,228,500	9,874
*	TAL Education Group—ADR (Diversified consumer services)	46,788	2,904
	Tencent Holdings, Ltd. (Internet software & services)	1,606,460	36,893
	Zhuzhou CSR Times Electric Co., Ltd. Class “H” (Electrical equipment)	393,500	2,180
			163,623
	India—17.0%
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	130,496	2,549
	Asian Paints, Ltd. (Chemicals)	322,010	4,766
	Bajaj Finance, Ltd. (Consumer finance)	21,428	2,539
	Bharat Petroleum Corporation, Ltd. (Oil, gas & consumable fuels)	355,760	5,686
	Bharti Infratel, Ltd. (Wireless telecommunication services)	517,766	2,662
	Britannia Industries, Ltd. (Food products)	55,726	2,279
	Dabur India, Ltd. (Personal products)	797,444	3,647
	Eicher Motors, Ltd. (Machinery)	14,778	4,206
	Godrej Consumer Products, Ltd. (Personal products)	163,913	3,904
	Havells India, Ltd. (Electrical equipment)	683,323	3,661
	HDFC Bank, Ltd. (Banks)	1,088,325	18,983
	Hero MotoCorp, Ltd. (Automobiles)	162,173	7,606
	Hindustan Unilever, Ltd. (Household products)	743,816	9,914
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	572,085	10,650
	IndusInd Bank, Ltd. (Banks)	796,562	13,149

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Infosys, Ltd. (IT services)	948,581	$16,477
	Maruti Suzuki India, Ltd. (Automobiles)	117,864	7,349
	Motherson Sumi Systems, Ltd. (Auto components)	803,689	3,482
	Pidilite Industries, Ltd. (Chemicals)	252,292	2,690
*	SKS Microfinance, Ltd. (Consumer finance)	294,409	3,233
*	Tata Motors, Ltd. (Automobiles)	3,437,446	23,494
	UPL, Ltd. (Chemicals)	456,128	3,740
	Yes Bank, Ltd. (Banks)	668,712	10,967
	Zee Entertainment Enterprises, Ltd. (Media)	731,350	4,957
			172,590
	Indonesia—5.1%
	PT Astra International Tbk (Automobiles)	14,367,700	8,100
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	12,036,621	9,904
	PT Gudang Garam Tbk (Tobacco)	960,500	5,026
	PT Indofood CBP Sukses Makmur Tbk (Food products)	1,975,900	2,598
	PT Kalbe Farma Tbk (Pharmaceuticals)	28,532,715	3,320
	PT Matahari Department Store Tbk (Multiline retail)	3,439,500	5,242
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	40,472,100	12,313
	PT Unilever Indonesia Tbk (Household products)	1,537,200	5,254
			51,757
	Malaysia—1.3%
	Public Bank Bhd (Banks)	2,717,200	13,093

	Papua New Guinea—0.5%
	Oil Search, Ltd. (Oil, gas & consumable fuels)	926,391	4,678

	Philippines—3.1%
	Ayala Land, Inc. (Real estate management & development)	9,708,000	8,053
	BDO Unibank, Inc. (Banks)	3,288,260	7,856
	GT Capital Holdings, Inc. (Diversified financial services)	49,830	1,532
	International Container Terminal Services, Inc. (Transportation infrastructure)	1,859,120	2,438
	Jollibee Foods Corporation (Hotels, restaurants & leisure)	671,910	3,465
	SM Investments Corporation (Industrial conglomerates)	234,530	4,849
	Universal Robina Corporation (Food products)	826,360	3,665
			31,858

See accompanying Notes to Financial Statements.

80	Semiannual Report	June 30, 2016

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	South Korea—8.7%
	Amorepacific Corporation (Personal products)	13,920	$5,248
	Coway Co., Ltd. (Household durables)	66,213	6,029
	Halla Visteon Climate Control Corporation (Auto components)	350,802	3,210
	Hankook Tire Co., Ltd. (Auto components)	75,199	3,345
	Kangwon Land, Inc. (Hotels, restaurants & leisure)	144,440	5,241
	KT&G Corporation (Tobacco)	68,645	8,130
	LG Household & Health Care, Ltd. (Personal products)	10,916	10,660
*	Loen Entertainment, Inc. (Media)	33,035	2,109
	Medy-Tox, Inc. (Biotechnology)	6,102	2,308
	NAVER Corporation (Internet software & services)	16,112	9,982
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	25,909	32,266
			88,528
	Taiwan—8.4%
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	488,145	3,722
	Chunghwa Telecom Co., Ltd. (Diversified telecommunication services)	3,551,000	12,843
	Cub Elecparts, Inc. (Auto components)	274,168	3,089
	E.Sun Financial Holding Co., Ltd. (Banks)	9,513,146	5,636
	Ennoconn Corporation (Technology hardware, storage & peripherals)	215,000	2,889
	Hota Industrial Manufacturing Co., Ltd. (Auto components)	501,000	2,351
	Largan Precision Co., Ltd. (Electronic equipment, instruments & components)	72,000	6,659
	St Shine Optical Co., Ltd. (Health care equipment & supplies)	143,000	3,231
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	2,264,000	11,410
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	990,650	25,985
	Uni-President Enterprises Corporation (Food products)	3,694,000	7,296
			85,111
	Thailand—3.4%
	Airports of Thailand PCL (Transportation infrastructure)	402,800	4,479
	Bangkok Dusit Medical Services PCL Class “F” (Health care providers & services)	7,081,300	4,827
	Central Pattana PCL (Real estate management & development)	4,154,400	7,079
	CP ALL PCL (Food & staples retailing)	5,286,600	7,583
	Home Product Center PCL (Specialty retail)	7,113,500	2,011

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Thailand—(continued)
	Minor International PCL (Hotels, restaurants & leisure)	2,195,200	$2,523
	Thai Beverage PCL (Beverages)	9,224,500	6,255
			34,757
	Emerging Europe, Mid-East, Africa—18.4%
	Czech Republic—0.4%
	Komercni banka A.S. (Banks)	107,972	4,048

	Hungary—0.6%
	OTP Bank plc (Banks)	185,936	4,161
	Richter Gedeon Nyrt (Pharmaceuticals)	111,118	2,210
			6,371
	Poland—0.3%
	Eurocash S.A. (Food & staples retailing)	215,324	2,523

	Qatar—0.5%
	Qatar National Bank S.A.Q. (Banks)	121,367	4,677

	Russia—1.6%
	Magnit PJSC—GDR (Food & staples retailing)	229,721	7,658
*	Yandex N.V. Class “A” (Internet software & services)†	411,843	8,999
			16,657
	South Africa—8.2%
*	Aspen Pharmacare Holdings, Ltd. (Pharmaceuticals)	162,387	4,006
*	Bid Corporation, Ltd. (Food & staples retailing)	390,940	7,326
	Bidvest Group, Ltd. (Industrial conglomerates)	313,214	2,955
	Capitec Bank Holdings, Ltd. (Banks)	89,000	3,610
	Discovery, Ltd. (Insurance)	346,011	2,891
	FirstRand, Ltd. (Diversified financial services)	3,139,176	9,580
	Naspers, Ltd. (Media)	200,714	30,648
	Sasol, Ltd. (Oil, gas & consumable fuels)	227,147	6,145
	Steinhoff International Holdings N.V. (Household durables)	1,662,556	9,538
	Vodacom Group, Ltd. (Wireless telecommunication services)	573,260	6,532
			83,231
	Turkey—3.5%
	Arcelik A.S. (Household durables)	739,668	4,870
	BIM Birlesik Magazalar A.S. (Food & staples retailing)	191,180	3,728
	KOC Holding A.S. (Industrial conglomerates)	2,197,053	10,048
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	588,698	4,841
	Turkiye Garanti Bankasi A.S. (Banks)	3,599,809	9,509
	Ulker Biskuvi Sanayi A.S. (Food products)	367,487	2,685
			35,681

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	81

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	United Arab Emirates—3.3%
	DP World, Ltd. (Transportation infrastructure)†	242,282	$4,027
	Dubai Islamic Bank PJSC (Banks)	3,347,898	4,679
	Emaar Malls Group PJSC (Real estate management & development)	3,113,053	2,397
	Emaar Properties PJSC (Real estate management & development)	5,951,432	10,123
	Emirates Telecommunications Group Co. PJSC (Diversified telecommunication services)	1,261,311	6,516
	First Gulf Bank PJSC (Banks)	1,777,559	6,111
			33,853
	Emerging Latin America—15.8%
	Argentina—1.6%
	Banco Macro S.A.—ADR (Banks)	38,017	2,822
	MercadoLibre, Inc. (Internet software & services)†	28,793	4,050
*	YPF S.A.—ADR (Oil, gas & consumable fuels)	466,211	8,951
			15,823
	Brazil—5.1%
	AMBEV S.A.—ADR (Beverages)	3,870,073	22,872
	BB Seguridade Participacoes S.A. (Insurance)	934,300	8,176
	Cielo S.A. (IT services)	374,720	3,950
	Lojas Renner S.A. (Multiline retail)	967,700	7,137
	Raia Drogasil S.A. (Food & staples retailing)	178,800	3,514
	Ultrapar Participacoes S.A. (Oil, gas & consumable fuels)	271,700	6,014
			51,663
	Chile—1.1%
	Banco Santander Chile—ADR (Banks)	286,829	5,556
	S.A.C.I. Falabella (Multiline retail)	795,680	6,056
			11,612
	Mexico—6.6%
	Fibra Uno Administracion S.A. de C.V. (Real estate investment trusts (REITs))	3,279,669	6,987
	Fomento Economico Mexicano S.A.B. de C.V.—ADR (Beverages)	106,590	9,859
	Gruma S.A.B. de C.V. Class “B” (Food products)	172,500	2,482
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	490,200	5,039
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	27,267	4,350
	Grupo Bimbo S.A.B. de C.V. Class “A” (Food products)	1,117,100	3,504
	Grupo Financiero Inbursa S.A.B. de C.V. Class “O” (Banks)	1,718,300	2,922
	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Emerging Latin America—(continued)
Mexico—(continued)
Grupo Financiero Santander Mexico S.A.B. de C.V. Class “B” (Banks)	3,329,300	$6,042
Grupo Lala S.A.B. de C.V. (Food products)	881,900	1,944
Nemak S.A.B. de C.V.—144A (Auto components)	2,433,500	2,850
Promotora y Operadora de Infraestructura S.A.B. de C.V. (Transportation infrastructure)	299,700	3,689
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	7,214,800	17,356
		67,024
Peru—1.4%
Credicorp, Ltd. (Banks)†	91,788	14,166

Total Common Stocks—97.8% (cost $914,051)		993,324

Preferred Stock
Brazil—0.5%
Itau Unibanco Holding S.A. (Banks)	588,700	5,553

Total Preferred Stock—0.5% (cost $4,120)		5,553

Affiliated Fund

Emerging Asia—0.0%
China—0.0%
William Blair China A-Share Fund, LLC§	12,462	213
Total Affiliated Fund—0.0% (cost $125)		213

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $6,993, collateralized by FNMA, 6.250%, due 5/15/29	$6,993	6,993
Total Repurchase Agreement—0.7% (cost $6,993)		6,993
Total Investments—99.0% (cost $925,289)		1,006,083
Cash and other assets, less liabilities—1.0%		9,774
Net assets—100.0%		$1,015,857

See accompanying Notes to Financial Statements.

82	Semiannual Report	June 30, 2016

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing securities

† = U.S. listed foreign security

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.02% of the Fund’s net assets at June 30, 2016.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	25.1%
Information Technology	20.8%
Consumer Discretionary	17.1%
Consumer Staples	17.0%
Energy	6.1%
Industrials	5.2%
Telecommunication Services	5.1%
Health Care	2.2%
Materials	1.1%
Utilities	0.3%
Total	100.0%

At June 30, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	17.5%
Indian Rupee	17.3%
Hong Kong Dollar	10.8%
South Korean Won	8.9%
South African Rand	8.3%
New Taiwan Dollar	5.9%
Mexican Peso	5.3%
Indonesian Rupiah	5.2%
Turkish Lira	3.6%
Brazilian Real	3.4%
Philippine Peso	3.2%
UAE Dirham	3.0%
Thai Baht	2.8%
Malaysian Ringgit	1.3%
All Other Currencies	3.5%
Total	100.0%

As of June 30, 2016, the Fund invested in William Blair China A-Share Fund, LLC, an affiliated fund. There are no unfunded commitments to the affiliated fund. The Fund may redeem its investment weekly, but is subject to monthly repatriation and other redemption restrictions imposed on the William Blair China A-Share Fund, LLC by the Chinese government.

	Share Activity				Period Ended June 30, 2016
Security Name	Balance 12/31/2015	Purchases	Sales	Balance 06/30/2016	Value	Dividend Income	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)
William Blair China A-Share Fund, LLC	274,339	—	261,877	12,462	$213	$—	$1,931	$(1,988)

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	83

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted a 0.88% increase, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), increased 1.38%.

From a sector attribution perspective, the Fund’s six-month relative performance was adversely impacted by Healthcare and Materials stock selection, combined with an underweighting to Materials. Within the Healthcare sector, Chinese Biotechnology and Pharmaceutical holdings were significant detractors from the Fund’s relative performance. China Biologic Products reported solid sales growth supported by favorable market dynamics with growth in plasma collection/demand, but concerns about the impact of the weaker Chinese RMB currency and margin pressures weighed on the share price. Sino Biopharmaceutical was another notable detractor from Fund performance, as investors reacted negatively to news that the company had purchased an asset management company and was seeking to expand beyond its core capabilities into hospitals, insurance and medical devices. These negative effects were partially mitigated by positive stock selection in the Consumer Discretionary, Consumer Staples and Information Technology (IT) sectors during the six-month period. Thailand cosmetics retailer Beauty Community’s share price was supported by solid sales growth achieved through good same store sales trends, new store openings and higher sales in 7-Eleven stores. Within Consumer Staples, Raia Drogasil (Brazil drugstore) was the leading contributor to the Fund’s performance in that sector, bolstered by the stabilizing macroeconomic and political backdrop in Brazil, along with solid execution on management’s store expansion strategy. Stock selection effect in the IT sector was driven primarily by the Fund’s position in Yandex, Russia’s leading search engine, on strong revenue growth and EBITDA margin that were ahead of consensus expectations. Investors reacted favorably to management’s decision to start breaking out results for different business categories, which highlighted the company’s growing presence in eCommerce. From a geographic perspective, stock selection in Korea, China and Malaysia were key detractors to the Fund’s relative performance during the six-month period. These effects were mitigated by good stock selection in India and Brazil, and overall country positioning; particularly the underweightings to Korea and China and overweighting to Brazil.

Please refer to the Global Markets Review and Outlook relating to the Fund on page 36.

84	Semiannual Report	June 30, 2016

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year			Since
	to Date	1 Year	3 Year	Inception
Class N(a)	0.88%	(10.56)%	5.68%	11.17%
Class I(a)	0.94	(10.31)	6.00	11.47
MSCI Emerging Markets Small Cap Index (net)(a)	1.38	(12.76)	(0.01)	2.12
Institutional Class(b)	1.01	(10.19)	6.12	7.60
MSCI Emerging Markets Small Cap Index (net)(b)	1.38	(12.76)	(0.01)	(0.64)
(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to June 30, 2016.

(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to June 30, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This series approximates the minimum possible dividend reinvestment.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2016	William Blair Funds	85

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—67.7%
	China—6.8%
	Beijing Capital International Airport Co., Ltd. Class “H” (Transportation infrastructure)	1,704,000	$1,854
	Beijing Enterprises Water Group, Ltd. (Water utilities)	2,092,000	1,270
	Bloomage BioTechnology Corporation, Ltd. (Chemicals)	92,500	144
*	China Biologic Products, Inc. (Biotechnology)†	1,318	140
	China Lilang, Ltd. (Textiles, apparel & luxury goods)	826,000	525
	China Lodging Group, Ltd.—ADR (Hotels, restaurants & leisure)	79,711	2,904
	CT Environmental Group, Ltd. (Water utilities)	7,830,000	2,288
	Fuyao Glass Industry Group Co. Ltd.—144A Class “H” (Auto components)	678,000	1,578
*	IMAX China Holding, Inc.—144A (Media)	140,900	696
	Minth Group, Ltd. (Auto components)	900,000	2,921
*	Noah Holdings, Ltd.—ADR (Capital markets)	42,585	1,027
	Shenzhen Investment, Ltd. (Real estate management & development)	2,282,000	919
	Silergy Corporation (Semiconductors & semiconductor equipment)	108,000	1,277
*	TAL Education Group—ADR (Diversified consumer services)	20,579	1,277
	Travelsky Technology, Ltd. Class “H” (IT services)	1,065,000	2,050
			20,870
	India—19.7%
	Apollo Hospitals Enterprise, Ltd. (Health care providers & services)	37,164	726
	Bajaj Finance, Ltd. (Consumer finance)	41,572	4,927
	Blue Dart Express, Ltd. (Air freight & logistics)	19,751	1,748
	Cholamandalam Investment and Finance Co., Ltd. (Consumer finance)	100,239	1,404
	Dabur India, Ltd. (Personal products)	465,454	2,129
	Eicher Motors, Ltd. (Machinery)	12,049	3,429
	Finolex Industries, Ltd. (Chemicals)	148,157	939
	Godrej Consumer Products, Ltd. (Personal products)	140,818	3,354
	Gruh Finance, Ltd. (Thrifts & mortgage finance)	657,052	2,805
	Havells India, Ltd. (Electrical equipment)	692,162	3,708
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	285,939	2,862
	IndusInd Bank, Ltd. (Banks)	264,950	4,374
	Kajaria Ceramics, Ltd. (Building products)	158,960	2,841
	Marico, Ltd. (Personal products)	311,906	1,224
*	Max India, Ltd. (Health care providers & services)**§	181,994	485
	Page Industries, Ltd. (Textiles, apparel & luxury goods)	5,365	1,115

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	PI Industries, Ltd. (Chemicals)	63,735	$684
	Pidilite Industries, Ltd. (Chemicals)	243,645	2,598
	Repco Home Finance, Ltd. (Consumer finance)	98,297	1,119
	Sadbhav Engineering, Ltd. (Construction & engineering)	68,257	295
*	SKS Microfinance, Ltd. (Consumer finance)	443,597	4,871
	Supreme Industries, Ltd. (Chemicals)	112,282	1,520
	UPL, Ltd. (Chemicals)	259,328	2,127
	Voltas, Ltd. (Construction & engineering)	409,932	1,968
	Yes Bank, Ltd. (Banks)	324,091	5,315
	Zee Entertainment Enterprises, Ltd. (Media)	232,483	1,576
			60,143
	Indonesia—5.6%
	PT Ace Hardware Indonesia Tbk (Specialty retail)	14,559,400	1,023
	PT Bank Tabungan Negara Persero Tbk (Banks)	24,387,600	3,184
	PT Gudang Garam Tbk (Tobacco)	116,500	610
	PT Indofood CBP Sukses Makmur Tbk (Food products)	1,350,300	1,775
	PT Matahari Department Store Tbk (Multiline retail)	2,041,500	3,112
	PT Pakuwon Jati Tbk (Real estate management & development)	78,578,500	3,689
*	PT Summarecon Agung Tbk (Real estate management & development)	18,319,700	2,533
	PT Waskita Karya Persero Tbk (Construction & engineering)	6,074,200	1,179
			17,105
	Pakistan—5.4%
	D.G. Khan Cement Co., Ltd. (Construction materials)	1,908,000	3,487
	Engro Corporation, Ltd. (Chemicals)	1,223,500	3,886
*	Engro Foods, Ltd. (Food products)	1,545,500	2,406
	Lucky Cement, Ltd. (Construction materials)	417,900	2,586
	Maple Leaf Cement Factory, Ltd. (Construction materials)	2,424,621	2,440
	United Bank, Ltd. (Banks)	1,019,500	1,725
			16,530
	Philippines—5.1%
	D&L Industries, Inc. (Chemicals)	7,151,700	1,524
	GT Capital Holdings, Inc. (Diversified financial services)	140,585	4,322
	Jollibee Foods Corporation (Hotels, restaurants & leisure)	516,850	2,666
	Puregold Price Club, Inc. (Food & staples retailing)	213,500	191
	Robinsons Land Corporation (Real estate management & development)	3,843,400	2,419

See accompanying Notes to Financial Statements.

86	Semiannual Report	June 30, 2016

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Philippines—(continued)
	Security Bank Corporation (Banks)	477,670	$1,954
	Universal Robina Corporation (Food products)	563,080	2,497
			15,573
	South Korea—5.7%
	BGF retail Co., Ltd. (Food & staples retailing)	14,234	2,650
	Cell Biotech Co., Ltd. (Biotechnology)	13,938	728
	CJ CGV Co., Ltd. (Media)	12,706	1,152
	Halla Climate Control Corporation (Auto components)	149,843	1,371
*	Hugel, Inc. (Biotechnology)	6,080	1,687
	Kangwon Land, Inc. (Hotels, restaurants & leisure)	41,460	1,504
	Korea Kolmar Co., Ltd. (Personal products)	35,024	3,063
*	Loen Entertainment, Inc. (Media)	18,753	1,197
	Mando Corporation (Auto components)	5,695	1,082
	Medy-Tox, Inc. (Biotechnology)	5,119	1,936
	Vieworks Co., Ltd. (Health care equipment & supplies)	24,461	1,065
			17,435
	Taiwan—13.4%
	Actron Technology Corporation (Auto components)	402,000	1,545
	Advantech Co., Ltd. (Technology hardware, storage & peripherals)	191,000	1,456
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	40,000	372
	Bizlink Holding, Inc. (Electrical equipment)	249,000	1,536
	Chin-Poon Industrial Co., Ltd. (Electronic equipment, instruments & components)	559,000	1,210
	Cleanaway Co., Ltd. (Commercial services & supplies)	83,000	447
	Cub Elecparts, Inc. (Auto components)	59,080	666
	E.Sun Financial Holding Co., Ltd. (Banks)	2,605,611	1,544
	Ennoconn Corporation (Technology hardware, storage & peripherals)	249,000	3,346
	Hota Industrial Manufacturing Co., Ltd. (Auto components)	340,000	1,595
	Kung Long Batteries Industrial Co., Ltd. (Electrical equipment)	254,000	1,155
	Macauto Industrial Co., Ltd. (Auto components)	336,000	1,718
*	PharmaEngine, Inc. (Biotechnology)	133,000	918
	Posiflex Technology, Inc. (Electronic equipment, instruments & components) .	264,000	1,276
	Poya Co., Ltd. (Multiline retail)	146,100	1,629
	Shin Zu Shing Co., Ltd. (Machinery)	743,000	2,451
	Silicon Motion Technology Corporation-— ADR (Semiconductors & semiconductor equipment)	63,415	3,031
	Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	1,031,000	2,328

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Sporton International, Inc. (Professional services)	439,757	$2,279
	St Shine Optical Co., Ltd. (Health care equipment & supplies)	85,000	1,921
	Sunny Friend Environmental Technology Co., Ltd. (Commercial services & supplies)	542,000	2,568
	Tung Thih Electronic Co., Ltd. (Auto components)	108,000	1,739
*	Visual Photonics Epitaxy Co., Ltd. (Semiconductors & semiconductor equipment)	1,109,000	1,695
	Voltronic Power Technology Corporation (Electrical equipment)	78,103	1,092
	Win Semiconductors Corporation (Semiconductors & semiconductor equipment)	751,539	1,538
			41,055
	Thailand—6.0%
	Bangkok Chain Hospital PCL (Health care providers & services)	4,742,900	1,678
	Beauty Community PCL (Specialty retail)	14,719,100	3,465
	Carabao Group PCL Class “F” (Beverages)	821,400	1,234
	Central Plaza Hotel PCL (Hotels, restaurants & leisure)	1,322,400	1,408
	Chularat Hospital PCL Class “F” (Health care providers & services)	15,116,200	1,336
	Home Product Center PCL (Specialty retail)	2,550,500	721
	KCE Electronics PCL (Electronic equipment, instruments & components)	853,900	2,030
	Kiatnakin Bank PCL (Banks)	355,400	441
	Major Cineplex Group PCL (Media)	1,294,200	1,219
	Minor International PCL (Hotels, restaurants & leisure)	2,614,701	3,005
	Srisawad Power 1979 PCL Class “F” (Consumer finance)	1,535,412	1,667
			18,204
	Emerging Europe, Mid-East, Africa—15.3%
	Georgia—0.6%
*	BGEO Group plc (Banks)	50,639	1,773

	Hungary—1.0%
	Magyar Telekom Telecommunications plc (Diversified telecommunication services)	1,161,980	1,823
	Richter Gedeon Nyrt (Pharmaceuticals)	58,586	1,165
			2,988
	Kenya—1.1%
	Safaricom, Ltd. (Wireless telecommunication services)	19,398,500	3,372

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	87

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—(continued)
	Poland—0.9%
	Eurocash S.A. (Food & staples retailing)	45,885	$538
*	KRUK S.A. (Consumer finance)	41,478	2,124
			2,662
	Romania—0.9%
	Banca Transilvania S.A. (Banks)	5,281,203	2,699

	Russia—1.6%
*	Yandex N.V. Class “A” (Internet software & services)†	225,776	4,933

	South Africa—4.8%
	AVI, Ltd. (Food products)	387,527	2,187
	Capitec Bank Holdings, Ltd. (Banks)	37,708	1,530
	Cashbuild, Ltd. (Specialty retail)	75,399	1,818
	Clicks Group, Ltd. (Food & staples retailing)	344,283	2,862
	JSE, Ltd. (Diversified financial services)	188,317	2,372
	Pioneer Foods Group, Ltd. (Food products)	132,472	1,554
	PSG Group, Ltd. (Diversified financial services)	82,563	1,091
	The Spar Group, Ltd. (Food & staples retailing)	86,000	1,181
			14,595
	Turkey—3.1%
	Arcelik A.S. (Household durables)	379,171	2,496
	Aselsan Elektronik Sanayi Ve Ticaret A.S. (Aerospace & defense)	247,868	812
	Tofas Turk Otomobil Fabrikasi A.S. (Automobiles)	519,917	4,275
	Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	1,738,648	804
	Ulker Biskuvi Sanayi A.S. (Food products)	135,757	992
			9,379
	United Arab Emirates—1.3%
	Emaar Malls Group PJSC (Real estate management & development)	2,103,252	1,620
	NMC Health plc (Health care providers & services)	147,984	2,555
			4,175
	Emerging Latin America—15.0%
	Argentina—0.4%
	Banco Macro S.A.—ADR (Banks)	15,583	1,157

	Brazil—6.2%
*	BR Malls Participacoes S.A. (Real estate management & development)	611,590	2,446
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	246,200	1,754
*	EcoRodovias Infraestrutura e Logistica S.A. (Transportation infrastructure)	578,700	1,510

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Brazil—(continued)
	Kroton Educacional S.A. (Diversified consumer services)	618,800	$2,620
	Localiza Rent a Car S.A. (Road & rail)	161,800	1,738
	Lojas Renner S.A. (Multiline retail)	479,100	3,533
	Raia Drogasil S.A. (Food & staples retailing)	281,200	5,527
			19,128
	Chile—0.3%
	Aguas Andinas S.A. Class “A” (Water utilities)	1,774,672	1,019

	Mexico—8.1%
	Alsea S.A.B. de C.V. (Hotels, restaurants & leisure)	919,400	3,500
	Banregio Grupo Financiero S.A.B. de C.V. (Banks)	703,808	4,061
*	Controladora Vuela Cia de Aviacion S.A.B. de C.V.—ADR (Airlines)	70,340	1,315
	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	812,309	4,841
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	386,300	3,971
	Grupo Financiero Santander Mexico S.A.B. de C.V. Class “B” (Banks)	559,501	1,015
	Grupo Lala S.A.B. de C.V. (Food products)	318,590	703
	Megacable Holdings S.A.B. de C.V. (Media)	181,400	736
	Nemak S.A.B. de C.V.—144A (Auto components)	1,355,400	1,587
	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Transportation infrastructure)	176,300	2,170
	Unifin Financiera SAPI de C.V. SOFOM E.N.R. (Consumer finance)	299,600	751
			24,650
	Total Common Stocks—98.0% (cost $266,478)		299,445

See accompanying Notes to Financial Statements.

88	Semiannual Report	June 30, 2016

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $1,579, collateralized by FHLMC, 4.125%, due 10/11/33	$1,579	$1,579

Total Repurchase Agreement—0.5% (cost $1,579)		1,579

Total Investments—98.5% (cost $268,057)		301,024

Cash and other assets, less liabilities—1.5%		4,510

Net assets—100.0%		$305,534

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.16% of the Fund’s net assets at June 30, 2016.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.16% of the Fund’s net assets at June 30, 2016.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2016, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	25.6%
Consumer Discretionary	22.3%
Industrials	15.0%
Consumer Staples	12.2%
Information Technology	8.9%
Materials	7.3%
Health Care	5.5%
Telecommunication Services	1.7%
Utilities	1.5%
Total	100.0%

At June 30, 2016, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	20.1%
New Taiwan Dollar	13.1%
Mexican Peso	7.8%
Brazilian Real	6.4%
Thai Baht	6.1%
South Korean Won	5.8%
Indonesian Rupiah	5.7%
Pakistan Rupee	5.5%
U.S. Dollar	5.3%
Philippine Peso	5.2%
South African Rand	4.9%
Hong Kong Dollar	4.8%
Turkish Lira	3.1%
British Pound Sterling	1.4%
Kenyan Shilling	1.1%
All Other Currencies	3.7%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	89

Fixed Income Market Review and Outlook

The first six months of 2016 were accommodative for fixed income investors, as a combination of factors resulted in strong returns. Longer-term interest rates declined to record-low levels. In addition, corporate bonds produced stronger gains than Treasuries as risk spreads narrowed. Agency mortgage-backed securities underperformed Treasury securities of similar duration, but the underperformance has not been extreme when compared to historical returns.

U.S. Treasuries demonstrated their haven-like feature as longer-term interest rates collapsed as uncertainty over global growth prospects and populist challenges to free-trade institutions emerged. The yield curve flattened to a level not experienced since before the Global Financial Crisis of 2008. In spite of the favorable performance of longer-term Treasuries, the U.S. Federal Reserve appears poised to raise the federal funds rate during 2016, as U.S. employment statistics show signs of strength. However, it is unlikely that the Federal Reserve will raise the federal funds rate four times during the calendar year, as the Eurodollar futures market implied at the beginning of the year.

Corporate bonds of all credit qualities produced gains year-to-date. Corporate bond risk spreads widened at the beginning of the year, but risk spreads began to narrow in March after the European Central Bank announced that U.S. corporate bonds would be eligible instruments for their large-scale asset purchase program. High yield corporate bonds outperformed investment-grade corporate bonds year-to-date. On a sector basis, Industrial corporate bonds performed well while Financials lagged. Financials have been the only major segment of the market to experience widening risk spreads year-to-date. Emerging market corporate bonds have performed well year-to-date. Despite the outperformance of corporate bonds, risk spreads remain at attractive levels relative to their historical averages.

Agency mortgage-backed securities (MBS) have lagged comparable-duration Treasuries year-to-date. However, agency MBS underperformance is largely explained by the relatively weak performance of lower-coupon, 30-year MBS that comprise the majority of the Barclays U.S. MBS Index. One reason these securities performed poorly is that they are most sensitive to concerns over the increase in prepayments resulting from a decline in interest rates to historically low levels. The performance of other 30-year coupon segments was less severely impacted year-to-date.

We believe that the Federal Reserve Board’s Federal Open Market Committee (FOMC) will stick to its plan to raise the federal funds rate gradually throughout 2016. The U.S. economy is growing; estimates indicate that GDP grew by 2.0–2.5% in real terms during 2015, and forecasters predict a similar pace of growth during 2016. In addition, the U.S. labor market is adding jobs at a robust pace. However, wage inflation remains at lower levels than many predicted given the prevailing conditions. Macroeconomic theory predicts that a robust labor market creates wage inflation, which in turn spurs broader inflation. However, inflationary pressures have weakened. Price indexes such as the CPI and PCE showed that inflation is below the FOMC’s stated target range of 2.0%–2.5%, and forward-looking, market-implied inflation expectations decreased below the FOMC’s target range. We believe that the FOMC will pay careful attention to its price stability objective when it decides whether to raise the federal funds rate, as the FOMC will want to ensure that doing so will not spur disinflationary pressures.

We believe that agency mortgage-backed securities and high-quality corporate bonds are poised to generate attractive returns over the longer term. Corporate bond risk premiums are at levels above their longer-term averages, and risk premiums of higher-coupon segments of the agency MBS market remain attractive. In addition, we believe U.S. Treasuries are likely to struggle as the FOMC embarks on a tightening cycle.

We believe that higher-coupon segments (coupon rates of 5.0% and above for 30-year terms) of the agency MBS market offer compelling value. These segments of the agency MBS market offer attractive spreads and a defensive duration profile. The key risk of these securities is that the underlying borrowers have mortgage loan rates well above current rates available for refinancing. We believe this risk can be mitigated by focusing on mortgage pools comprised of borrowers that do not have the economic incentive to refinance their loans, specifically low-loan balance pools.

We believe that the corporate bond market remains attractive. Although fundamentals have deteriorated lately, valuations have also increased. We observed an increase in leverage among industrial companies over the past year as companies secured financing at low nominal yields in the robust new issue market for corporate bonds. Corporate risk spreads have adjusted to reflect these changes, and we find current valuation levels to be appealing. We remain concerned about idiosyncratic risks, including shareholder-friendly activities such as leveraged finance mergers and acquisitions, large share repurchases, and special dividends. Importantly, we do not believe the market will enter a period of excessive LBO activity.

90	Semiannual Report	June 30, 2016

Bond Fund

The Bond Fund seeks to outperform the Barclays Capital U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Bond Fund (Class N shares) posted a 5.37% return, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark, the Barclays U.S. Aggregate Index (the “Index”), returned 5.31%.

A couple of factors contributed to the Fund’s outperformance relative to the Index year-to-date. Sector allocation had a favorable impact on the Fund’s relative performance, as the Fund was underweight in U.S. Treasuries and overweight in corporate bonds. The Fund’s corporate bond holdings additionally contributed to outperformance through positive security selection effect. In particular, the Fund’s position in bonds issued by ConocoPhillips contributed.

There were a couple of factors that detracted from the Fund’s relative performance during the period. The Fund’s overweight in mortgage-backed securities (MBS) detracted from performance as comparable-duration U.S. Treasuries outperformed MBS year-to-date. In addition, the Fund’s exposure to 30-year, 5.5% coupon pools also underperformed U.S. Treasuries after controlling for duration.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 90.

June 30, 2016	William Blair Funds	91

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception(a)
Class N	5.37%	4.76%	4.09%	4.27%	5.24%
Class I	5.40	4.98	4.25	4.43	5.41
Institutional Class	5.43	5.05	4.36	4.56	5.55
Barclays U.S. Aggregate Bond Index	5.31	6.00	4.06	3.76	4.81

(a)	For the period from May 1, 2007 (Commencement of Operations) to June 30, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

92	Semiannual Report	June 30, 2016

Bond Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—50.2%

U.S. Treasury Inflation Indexed Notes/Bonds—6.0%
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/19 (a)	$4,930	$5,337
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	20,009	28,861
Total U.S. Treasury Inflation Indexed Notes/Bonds		34,198

U.S. Treasury—0.7%
U.S. Treasury Strip Principal, 0.000%, due 5/15/20	3,925	3,793

Government National Mortgage Association (GNMA)—0.3%
#623162, 6.500%, due 7/15/18	10	10
#589335, 6.500%, due 10/15/22	24	27
#357322, 7.000%, due 9/15/23	9	9
#616250, 6.000%, due 2/15/24	3	3
#509405, 7.500%, due 8/15/29	1	1
GNR 2004-2 M5, 4.891%, due 7/16/34	15	15
#699118, 6.000%, due 9/15/38	1,421	1,643
Total GNMA Mortgage Obligations		1,708

Federal Home Loan Mortgage Corp. (FHLMC)—13.7%
#J04096, 6.500%, due 1/1/17	2	2
#E90398, 7.000%, due 5/1/17	6	6
#G90027, 6.000%, due 11/17/17	2	2
#G30093, 7.000%, due 12/1/17	2	2
#O20005, 6.500%, due 1/1/18	2	2
#E96940, 4.500%, due 6/1/18	16	16
#B13747, 5.000%, due 4/1/19	200	207
#G30254, 6.500%, due 5/1/19	4	4
#G11697, 5.500%, due 4/1/20	359	376
#G12113, 5.500%, due 5/1/21	344	367
#J02986, 6.500%, due 7/1/21	15	16
#G30255, 7.000%, due 7/1/21	3	3
#G30243, 6.000%, due 12/1/21	4	4
#G12720, 5.500%, due 6/1/22	41	44
#D95621, 6.500%, due 7/1/22	28	32
#G14150, 4.500%, due 4/1/26	2,056	2,220
#J16051, 4.500%, due 7/1/26	897	968
#G02183, 6.500%, due 3/1/30	28	32
#G01728, 7.500%, due 7/1/32	125	155
#C01385, 6.500%, due 8/1/32	100	119
#G01551, 6.000%, due 4/1/33	2,265	2,661
#C01623, 5.500%, due 9/1/33	126	142
#A15039, 5.500%, due 10/1/33	2	3
#A17603, 5.500%, due 1/1/34	2,213	2,553
#G01705, 5.500%, due 6/1/34	896	1,035
#G01843, 6.000%, due 6/1/35	23	27
#G02141, 6.000%, due 3/1/36	650	764
#A62179, 6.000%, due 6/1/37	279	327
#G03711, 6.000%, due 6/1/37	861	997
#G04126, 6.000%, due 6/1/37	2,338	2,736
#A63539, 6.000%, due 7/1/37	357	419
#A62858, 6.500%, due 7/1/37	136	160
#G03170, 6.500%, due 8/1/37	291	353

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#A66843, 6.500%, due 10/1/3	$71,028	$1,190
#G07837, 6.500%, due 2/1/38	3,345	4,094
#G04053, 5.500%, due 3/1/38	652	744
#A78138, 5.500%, due 6/1/38	392	449
#G04466, 5.500%, due 7/1/38	17,786	20,525
#G04544, 6.000%, due 8/1/38	796	923
#A81799, 6.500%, due 9/1/38	679	834
#G05723, 6.500%, due 11/1/38	1,739	2,127
#A86143, 5.000%, due 5/1/39	61	68
#G05810, 5.000%, due 2/1/40	16,080	18,149
#G05875, 5.500%, due 2/1/40	802	915
#G07300, 6.000%, due 4/1/40	7,058	8,298
#G06017, 5.500%, due 6/1/40	192	218
#C03665, 9.000%, due 4/1/41	819	1,035
#G06583, 5.000%, due 6/1/41	2,070	2,345
Total FHLMC Mortgage Obligations		78,668

Federal National Mortgage Association (FNMA)—29.5%
#679247, 7.000%, due 8/1/17	1	1
#683100, 5.500%, due 2/1/18	60	62
#689612, 5.000%, due 5/1/18	29	29
#695910, 5.000%, due 5/1/18	79	81
#697593, 5.000%, due 5/1/18	69	71
#704049, 5.500%, due 5/1/18	160	163
#735357, 5.500%, due 5/1/18	201	206
#735003, 5.500%, due 7/1/18	208	213
#251960, 6.000%, due 9/1/18	1	1
#745498, 7.000%, due 11/1/18	77	78
#770395, 5.000%, due 4/1/19	2	2
#788424, 5.500%, due 9/1/19	13	13
#835563, 7.000%, due 10/1/20	14	14
#900725, 6.000%, due 8/1/21	35	38
#888555, 5.500%, due 9/1/21	3,803	4,057
#893325, 7.000%, due 9/1/21	12	13
#735104, 7.000%, due 5/1/22	2	2
#949589, 5.500%, due 8/1/22	2,659	2,892
#949592, 6.000%, due 8/1/22	4,271	4,706
#AA2924, 4.500%, due 4/1/24	251	270
#931299, 4.500%, due 6/1/24	588	636
#AC1848, 4.500%, due 9/1/24	376	406
#AC5410, 4.500%, due 10/1/24	293	317
#932095, 4.000%, due 11/1/24	1,376	1,482
#932100, 4.500%, due 11/1/24	246	266
#AC9560, 5.000%, due 1/1/25	1,750	1,883
#AD8164, 4.000%, due 8/1/25	617	665
#AB1459, 4.000%, due 9/1/25	274	295
#255956, 5.500%, due 10/1/25	19	21
#AH2671, 4.000%, due 1/1/26	1,092	1,174
#AI4872, 4.500%, due 6/1/26	398	431
#AL2851, 4.000%, due 8/1/26	1,941	2,091
#AI9811, 4.500%, due 8/1/26	317	342
#AJ3203, 4.000%, due 10/1/26	109	118
#AJ7724, 4.000%, due 12/1/26	824	886
#AJ9402, 4.000%, due 12/1/26	1,183	1,275
#AK7384, 4.000%, due 3/1/27	965	1,034

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	93

Bond Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal National Mortgage Association (FNMA)—(continued)
#AB4818, 4.000%, due 4/1/27	$645	$695
#AL2590, 4.000%, due 7/1/27	4,206	4,523
#AV6413, 4.000%, due 2/1/29	3,303	3,557
#252925, 7.500%, due 12/1/29	1	2
#535977, 6.500%, due 4/1/31	9	10
#253907, 7.000%, due 7/1/31	2	2
#545339, 6.500%, due 11/1/31	49	59
#587849, 6.500%, due 11/1/31	13	15
#618547, 6.500%, due 11/1/31	5,303	6,446
#545437, 7.000%, due 2/1/32	58	72
#545759, 6.500%, due 7/1/32	523	621
#545869, 6.500%, due 7/1/32	1,638	1,925
#678007, 6.000%, due 9/1/32	8	10
#670385, 6.500%, due 9/1/32	829	1,006
#254548, 5.500%, due 12/1/32	54	61
#677290, 6.000%, due 1/1/33	2,329	2,698
#684601, 6.000%, due 3/1/33	552	645
#703391, 5.000%, due 5/1/33	182	205
#708993, 5.000%, due 6/1/33	30	34
#730131, 5.000%, due 8/1/33	61	69
#741850, 5.500%, due 9/1/33	610	701
#739243, 6.000%, due 9/1/33	702	824
#739331, 6.000%, due 9/1/33	383	449
#555800, 5.500%, due 10/1/33	61	69
#555946, 5.500%, due 11/1/33	470	545
#756153, 5.500%, due 11/1/33	622	717
#AL3455, 5.500%, due 11/1/33	7,240	8,392
#725017, 5.500%, due 12/1/33	59	69
#AL3380, 5.500%, due 1/1/34	911	1,055
#763798, 5.500%, due 3/1/34	95	110
#725611, 5.500%, due 6/1/34	127	144
#783786, 5.500%, due 7/1/34	125	144
#786546, 6.000%, due 7/1/34	457	534
#787816, 6.000%, due 7/1/34	370	434
#745563, 5.500%, due 8/1/34	712	820
#794474, 6.000%, due 10/1/34	50	58
#745092, 6.500%, due 7/1/35	402	479
#357944, 6.000%, due 9/1/35	24	28
#829306, 6.000%, due 9/1/35	280	325
#836140, 5.500%, due 10/1/35	61	70
#843487, 6.000%, due 10/1/35	116	136
#849191, 6.000%, due 1/1/36	147	168
#745349, 6.500%, due 2/1/36	364	433
#888305, 7.000%, due 3/1/36	12	14
#895637, 6.500%, due 5/1/36	92	106
#831540, 6.000%, due 6/1/36	33	39
#745802, 6.000%, due 7/1/36	183	216
#886220, 6.000%, due 7/1/36	356	416
#AL3449, 6.000%, due 7/1/36	1,829	2,160
#893318, 6.500%, due 8/1/36	33	38
#310037, 6.500%, due 10/1/36	226	267
#831926, 6.000%, due 12/1/36	11	12
#902974, 6.000%, due 12/1/36	262	303
#909480, 6.000%, due 2/1/37	304	355
#AB0265, 6.000%, due 2/1/37	17,379	20,260
#888418, 5.500%, due 5/1/37	1,404	1,626

	NRSRO	Principal
Issuer	Rating	Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal National Mortgage Association (FNMA)—(continued)
#938440, 6.000%, due 7/1/37		$116	$134
#928561, 6.000%, due 8/1/37		250	293
#948689, 6.000%, due 8/1/37		218	252
#888703, 6.500%, due 8/1/37		4,842	5,757
#946646, 6.000%, due 9/1/37		72	83
#888967, 6.000%, due 12/1/37		837	984
#AL0904, 5.500%, due 1/1/38		63	73
#889371, 6.000%, due 1/1/38		4,035	4,727
#889385, 6.000%, due 2/1/38		195	227
#962058, 6.500%, due 3/1/38		1,554	1,881
#889774, 6.000%, due 7/1/38		500	584
#934006, 6.500%, due 9/1/38		459	563
#986856, 6.500%, due 9/1/38		238	292
#AL5817, 6.000%, due 11/1/38		1,753	2,048
#991911, 7.000%, due 11/1/38		282	346
#AL3775, 5.000%, due 1/1/39		2,059	2,335
#AD0752, 7.000%, due 1/1/39		942	1,207
#AA7611, 5.000%, due 5/1/39		946	1,073
#AA8443, 5.000%, due 6/1/39		237	269
#AA8587, 5.500%, due 7/1/39		3,852	4,461
#931492, 6.000%, due 7/1/39		207	242
#AA6898, 6.000%, due 7/1/39		772	903
#931801, 5.000%, due 8/1/39		886	998
#AC1619, 5.500%, due 8/1/39		535	613
#AD0315, 6.500%, due 8/1/39		3,293	3,942
#AC0505, 5.500%, due 9/1/39		423	488
#932279, 5.000%, due 12/1/39		102	115
#AC9569, 5.000%, due 2/1/40		1,767	2,011
#932638, 5.000%, due 3/1/40		187	210
#932751, 5.000%, due 4/1/40		4,443	5,058
#AE0082, 5.000%, due 5/1/40		541	609
#AB1146, 5.000%, due 6/1/40		108	122
#AD7531, 5.500%, due 6/1/40		269	310
#AD8810, 5.500%, due 6/1/40		705	815
#AB1200, 5.500%, due 7/1/40		1,412	1,632
#AD7137, 5.500%, due 7/1/40		4,953	5,736
#AD9169, 5.500%, due 8/1/40		430	496
#AH0955, 5.000%, due 12/1/40		5,583	6,336
#AH5585, 5.000%, due 2/1/41		194	222
#AL0028, 5.000%, due 2/1/41		2,768	3,126
#AL5815, 5.500%, due 4/1/41		3,987	4,624
#AI6071, 5.000%, due 6/1/41		2,121	2,421
#AI4222, 5.000%, due 7/1/41		149	167
#AL0672, 5.000%, due 7/1/41		3,353	3,823
#AL0913, 6.000%, due 7/1/41		2,408	2,774
#AK2733, 5.000%, due 2/1/42		2,166	2,473
Total FNMA Mortgage Obligations			169,260

Asset-Backed Securities—2.4%
Hertz Vehicle Financing LLC—144A, 2013-1A, Tranche B1, 1.860%, 8/25/17	Baa1	1,150	1,149
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA+	3,000	3,001

See accompanying Notes to Financial Statements.

94	Semiannual Report	June 30, 2016

Bond Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	NRSRO	Principal
Issuer	Rating	Amount	Value

Asset-Backed Securities—(continued)
American Express Credit Account Master Trust, 2008-2, Tranche A, 1.702%, 9/15/20, VRN	AAA	$4,800	$4,876
Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	Baa2	2,792	2,765
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 2.942%, 1/15/43, VRN	AAA	2,000	2,014
Total Asset-Backed Securities			13,805

Corporate Obligations—44.8%
Penske Truck Leasing Co. L.P.—144A, 3.750%, due 5/11/17	BBB+	3,000	3,057
Toll Brothers Finance Corporation, 8.910%, due 10/15/17	BBB-	1,050	1,145
Morgan Stanley, 6.625%, due 4/1/18	A	3,400	3,686
Bank of America Corporation, 6.875%, due 11/15/18	A	1,100	1,225
Glencore Funding LLC—144A, 1.988%, due 1/15/19, VRN	BBB-	1,500	1,421
Petrobras Global Finance BV, 2.768%, due 1/15/19, VRN	BB	4,000	3,624
Cemex S.A.B. de C.V.—144A, 5.875%, due 3/25/19	BB-	3,000	3,098
Baidu, Inc., 2.750%, due 6/9/19	A	5,250	5,346
Roper Industries, Inc., 6.250%, due 9/1/19	BBB	2,195	2,474
Republic Services, Inc., 5.500%, due 9/15/19	BBB+	1,725	1,928
Boston Properties L.P., 5.875%, due 10/15/19	A-	4,000	4,500
Toll Brothers Finance Corporation, 6.750%, due 11/1/19	BBB-	500	565
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	BBB	4,000	4,774
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	4,000	4,535
United Continental Holdings, Inc., 6.000%, due 12/1/20	BB-	2,500	2,625
UBS Group AG, 6.875%, due 3/22/21, VRN	BB+	2,000	1,963
JBS USA LLC / JBS USA Finance, Inc.—144A, 7.250%, due 6/1/21	BB+	3,000	3,120
Discovery Communications LLC, 4.375%, due 6/15/21	BBB-	3,100	3,332
Capital One Financial Corporation, 4.750%, due 7/15/21	A-	3,375	3,761
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	BBB+	2,855	3,156
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BB+	2,760	3,039
Post Holdings, Inc., 7.375%, due 2/15/22	B	3,000	3,165

	NRSRO	Principal
Issuer	Rating	Amount	Value

Corporate Obligations—(continued)
Ball Corporation, 5.000%, due 3/15/22	BB+	$2,500	$2,666
Masco Corporation, 5.950%, due 3/15/22	BBB	3,800	4,258
United Rentals North America, Inc., 7.625%, due 4/15/22	BB-	2,500	2,681
Discover Financial Services, 5.200%, due 4/27/22	BBB+	3,000	3,295
The Goodyear Tire & Rubber Co., 7.000%, due 5/15/22	BB	2,000	2,138
Triumph Group, Inc., 5.250%, due 6/1/22	Ba3	2,000	1,850
Penske Automotive Group, Inc., 5.750%, due 10/1/22	B+	2,000	2,010
American Axle & Manufacturing, Inc., 6.625%, due 10/15/22	BB-	3,000	3,225
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	4,218	4,410
Jaguar Land Rover Automotive plc—144A, 5.625%, due 2/1/23	BB	3,225	3,362
Wyndham Worldwide Corporation, 3.900%, due 3/1/23	BBB-	3,500	3,588
MGM Resorts International, 6.000%, due 3/15/23	BB	3,000	3,173
Avis Budget Car Rental LLC, 5.500%, due 4/1/23	B+	2,500	2,472
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	3,375	3,341
Wells Fargo & Co., 4.480%, due 1/16/24	A+	5,000	5,486
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	4,000	4,100
BRF S.A.—144A, 4.750%, due 5/22/24	BBB	2,500	2,494
Banco Inbursa S.A. Institucion de Banca Multiple—144A, 4.125%, due 6/6/24	BBB+	2,500	2,513
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	2,500	2,611
Synchrony Financial, 4.250%, due 8/15/24	BBB-	5,000	5,183
HSBC Holdings plc, 6.375%, due 9/17/24, VRN	BBB	3,500	3,312
BNP Paribas S.A., 4.250%, due 10/15/24	A	4,000	4,119
Owens Corning, 4.200%, due 12/1/24	BBB-	3,200	3,354
Credit Suisse Group AG—144A, 6.250%, due 12/18/24, VRN	BB	2,000	1,891
USG Corp.—144A, 5.500%, due 3/1/25	BB+	3,000	3,154
Simon Property Group L.P., 3.300%, due 1/15/26	A	4,500	4,813
Brookfield Finance, Inc., 4.250%, due 6/2/26	A-	4,775	4,890
The Kroger Co., 8.000%, due 9/15/29	Baa1	3,323	4,783

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	95

Bond Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	NRSRO	Principal
Issuer	Rating	Amount	Value

Corporate Obligations—(continued)
Comcast Corporation, 6.450%, due 3/15/37	A-	$4,000	$5,515
Yum! Brands, Inc., 6.875%, due 11/15/37	B+	1,500	1,493
JPMorgan Chase & Co., 6.400%, due 5/15/38	A+	3,500	4,803
Philip Morris International, Inc., 6.375%, due 5/16/38	A	2,175	3,014
ConocoPhillips, 6.500%, due 2/1/39	A-	4,125	5,340
Burlington Northern Santa Fe LLC, 5.750%, due 5/1/40	A	4,000	5,142
Petroleos Mexicanos, 6.500%, due 6/2/41	BBB+	2,500	2,544
Express Scripts Holding Co., 6.125%, due 11/15/41	BBB+	4,700	5,622
Gilead Sciences, Inc., 5.650%, due 12/1/41	A	4,500	5,644
Citigroup, Inc., 5.875%, due 1/30/42	A	4,000	5,082
Bank of America Corporation, 5.875%, due 2/7/42	A	4,000	5,067
Mexichem S.A.B. de C.V.—144A, 5.875%, due 9/17/44	BBB	3,500	3,237
Northrop Grumman Corporation, 3.850%, due 4/15/45	BBB+	4,500	4,705
ERP Operating L.P., 4.500%, due 6/1/45	A-	4,500	4,993
The Goldman Sachs Group, Inc., 4.750%, due 10/21/45	A	3,500	3,874
Anheuser-Busch InBev Finance, Inc., 4.900%, due 2/1/46	A-	5,000	5,883
Apple, Inc., 4.650%, due 2/23/46	AA+	5,000	5,662
Exxon Mobil Corporation, 4.114%, due 3/1/46	Aaa	2,275	2,573
PepsiCo, Inc., 4.450%, due 4/14/46	A1	4,500	5,265
AT&T, Inc., 4.750%, due 5/15/46	A-	5,000	5,145
Microsoft Corporation, 4.750%, due 11/3/55	AAA	4,950	5,617
Total Corporate Obligations			256,931

Total Long-Term Investments—97.4% (cost $537,348)			558,363
	Principal
	Amount/
Issuer	Contracts	Value

Repurchase Agreements
Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $5,763, collateralized by FFCB, 3.020%, due 1/12/26	$5,763	$5,763

Total Repurchase Agreement—1.0% (cost $5,763)		5,763

U.S. Government and U.S. Government Agency
U.S. Treasury Bill, 0.278%, due 7/14/16 (a)	500	500
Total U.S. Government and U.S. Government Agency—0.1% (cost $500)		500

Commercial Paper
Johnson Controls, 0.550%, due 7/1/16	5,000	5,000

Total Commercial Paper—0.9% (cost $5,000)		5,000

Purchased Option—0.0%
Eurodollar Future, September 2016, Strike $97, Put	300	2

Total Purchased Option—0.0% (cost $95)		2

Total Investments—99.4% (cost $548,706)		569,628

Cash and other assets, less liabilities—0.6%		3,496
Net assets—100.0%		$573,124

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

(a) Security, or a portion of security, is segregated as collateral for the centrally cleared credit default swap, aggregating a total of $268.

Centrally Cleared Credit Default Swap

						Unrealized
	Buy/Sell	Fixed Deal	Maturity		Notional	Appreciation
Reference Entity	Protection	Pay Rate	Date	Cleared Exchange	Amount	(Depreciation)
CDX.IG-26	Buy	1.000%	June 2021	CME	$25,000	$(10)

See accompanying Notes to Financial Statements.

96	Semiannual Report	June 30, 2016

Income Fund

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Christopher T. Vincent

The William Blair Income Fund (Class N shares) returned 2.94%, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark, the Barclays Intermediate Government/Credit Bond Index (the “Index”), returned 4.07%.

A couple of factors contributed to the Fund’s underperformance relative to the Index year-to-date. Interest rate positioning detracted from performance as the Fund was structured with a defensive duration posture and interest rates declined. In addition, the Fund’s overweight in mortgage-backed securities (MBS) detracted from performance as comparable-duration U. S. Treasuries outperformed MBS year-to-date.

Security selection provided a positive contribution to the Fund’s relative performance year-to-date. The Fund’s positions in investment-grade corporate bonds domiciled in the developed markets, specifically ConocoPhillips, J.P. Morgan Chase, Simon Property Group, and Masco, were notable performers.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 90.

June 30, 2016	William Blair Funds	97

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	2.94%	2.70%	2.42%	2.67%	3.40%
Class I	3.19	3.08	2.67	2.92	3.62
Barclays Intermediate
Government/Credit
Bond Index	4.07	4.33	2.95	2.90	4.48

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

98	Semiannual Report	June 30, 2016

Income Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer		Principal Amount	Value

U.S. Government and U.S. Government Agency—57.5%

U.S. Treasury Inflation Indexed Notes/Bonds—5.1%
U.S. Treasury Inflation Indexed Note, 1.875%, due 7/15/19		$1,120	$1,213
U.S. Treasury Inflation Indexed Note, 1.125%, due 1/15/21		3,281	3,512
Total U.S. Treasury Inflation Indexed Notes/Bonds			4,725

U.S. Treasury—1.0%
U.S. Treasury Strip Principal, 0.000%, due 5/15/20		1,000	966

Government National Mortgage Association (GNMA)—0.0%
#	780405, 9.500%, due 11/15/17	2	2
#	357322, 7.000%, due 9/15/23	30	33
Total GNMA Mortgage Obligations			35

Federal Home Loan Mortgage Corp. (FHLMC)—10.2%
#	E90398, 7.000%, due 5/1/17	43	43
#	E97112, 4.000%, due 5/1/18	25	26
#	D95621, 6.500%, due 7/1/22	727	825
#	J13022, 4.000%, due 9/1/25	507	535
#	J16051, 4.500%, due 7/1/26	1,028	1,109
#	A17603, 5.500%, due 1/1/34	775	894
#	A45790, 7.500%, due 5/1/35	137	160
#	G02141, 6.000%, due 3/1/36	325	382
#	G03201, 6.500%, due 6/1/37	196	235
#	A66843, 6.500%, due 10/1/37	328	380
#	A81799, 6.500%, due 9/1/38	381	468
#	G06964, 5.500%, due 11/1/38	1,168	1,349
#	G05875, 5.500%, due 2/1/40	160	183
#	G07300, 6.000%, due 4/1/40	561	660
#	C03665, 9.000%, due 4/1/41	397	502
#	G06583, 5.000%, due 6/1/41	1,629	1,846
Total FHLMC Mortgage Obligations			9,597

Federal National Mortgage Association (FNMA)—41.2%
#	643217, 6.500%, due 6/1/17	22	22
#	679247, 7.000%, due 8/1/17	36	37
#	695910, 5.000%, due 5/1/18	82	84
#	740847, 6.000%, due 10/1/18	53	55
#	323501, 6.500%, due 1/1/19	18	20
#	751313, 5.000%, due 3/1/19	107	111
#	852864, 7.000%, due 7/1/20	348	368
#	458147, 10.000%, due 8/15/20	34	35
#	835563, 7.000%, due 10/1/20	145	155
#	831430, 5.500%, due 3/1/21	236	252
#	888555, 5.500%, due 9/1/21	1,521	1,623
#	735574, 8.000%, due 3/1/22	121	129
#	679253, 6.000%, due 10/1/22	343	393
FNR G93-19 SH, 11.234%, due 4/25/23, VRN		11	15
#	982878, 4.500%, due 5/1/23	208	224
#	AC5124, 4.000%, due 11/1/24	695	747
#	932095, 4.000%, due 11/1/24	3,892	4,194
#	932100, 4.500%, due 11/1/24	939	1,016
#	AC6257, 4.000%, due 12/1/24	795	855

Issuer		NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal National Mortgage Association (FNMA)—(continued)
#	AC0596, 4.000%, due 12/1/24		$216	$232
#	AD4073, 4.000%, due 5/1/25		103	111
#	AD4677, 4.000%, due 6/1/25		668	719
#	935995, 4.000%, due 6/1/25		105	113
#	AE1176, 4.000%, due 8/1/25		297	314
#	255956, 5.500%, due 10/1/25		56	63
#	AL2851, 4.000%, due 8/1/26		2,426	2,614
#	AI9811, 4.500%, due 8/1/26		445	481
#	AJ3203, 4.000%, due 10/1/26		1,093	1,177
#	AJ7724, 4.000%, due 12/1/26		879	945
#	256639, 5.000%, due 2/1/27		11	13
#	AB4818, 4.000%, due 4/1/27		1,994	2,149
#	AL2590, 4.000%, due 7/1/27		1,490	1,603
#	806458, 8.000%, due 6/1/28		112	125
#	880155, 8.500%, due 7/1/29		214	252
#	797846, 7.000%, due 3/1/32		97	104
#	745519, 8.500%, due 5/1/32		154	184
#	654674, 6.500%, due 9/1/32		62	72
#	733897, 6.500%, due 12/1/32		236	271
#	688034, 5.500%, due 3/1/33		174	201
#	254693, 5.500%, due 4/1/33		9	10
#	555531, 5.500%, due 6/1/33		89	100
#	711736, 5.500%, due 6/1/33		104	119
#	555591, 5.500%, due 7/1/33		15	16
#	AL3455, 5.500%, due 11/1/33		2,127	2,465
#	762505, 5.500%, due 11/1/33		146	169
#	776964, 5.000%, due 4/1/34		398	450
#	725424, 5.500%, due 4/1/34		91	104
#	824463, 5.500%, due 7/1/35		205	230
#	888884, 5.500%, due 12/1/35		192	221
#	886220, 6.000%, due 7/1/36		253	296
#	AL3449, 6.000%, due 7/1/36		1,045	1,234
#	888703, 6.500%, due 8/1/37		1,023	1,216
#	928658, 6.500%, due 9/1/37		36	45
#	889385, 6.000%, due 2/1/38		454	531
#	962058, 6.500%, due 3/1/38		538	651
#	AL5817, 6.000%, due 11/1/38		1,073	1,254
#	991911, 7.000%, due 11/1/38		180	221
#	AA8587, 5.500%, due 7/1/39		883	1,022
#	AD0315, 6.500%, due 8/1/39		347	416
#	AC3237, 5.000%, due 10/1/39		162	182
#	AC6156, 5.500%, due 11/1/39		2,215	2,585
#	AC9569, 5.000%, due 2/1/40		236	268
#	AB1200, 5.500%, due 7/1/40		471	544
#	AL0028, 5.000%, due 2/1/41		1,181	1,334
#	AL5815, 5.500%, due 4/1/41		752	872
Total FNMA Mortgage Obligations				38,633

Asset-Backed Securities—9.2%
Hertz Vehicle Financing LLC—144A, 2013-1A, Tranche B1, 1.860%, 8/25/17		Baa1	333	333
Mercedes Benz Auto Lease Trust, 2016-A, Tranche A2B, 1.002%, 7/16/18, VRN		Aaa	1,000	1,000
Harley-Davidson Motorcycle Trust, 2015-2, Tranche A2B, 0.692%, 1/15/19, VRN		AAA	970	970

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	99

Income Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Asset-Backed Securities—(continued)
Citibank Credit Card Issuance Trust, 2008-A2, Tranche A2, 1.601%, 1/23/20, VRN	AAA	$1,225	$1,242
GE Capital Credit Card Master Note Trust, 2012-6, Tranche B, 1.830%, 8/17/20	AA+	1,705	1,706
American Express Credit Account Master Trust, 2008-2, Tranche A, 1.702%, 9/15/20, VRN	AAA	1,000	1,016
Capital One Multi-Asset Execution Trust, 2016-A1, Tranche A1, 0.900%, 2/15/22, VRN	AAA	1,850	1,854
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 2.942%, 1/15/43, VRN	AAA	500	504
Total Asset-Backed Securities			8,625

Corporate Obligations—31.7%
Macquarie Group Ltd.—144A, 4.875%, due 8/10/17	A3	1,000	1,032
Morgan Stanley, 6.625%, due 4/1/18	A	1,000	1,084
Bank of America Corporation, 6.875%, due 11/15/18	A	1,000	1,114
Honeywell International, Inc., 5.000%, due 2/15/19	A	750	827
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A	750	830
Boston Properties L.P., 5.875%, due 10/15/19	A-	1,000	1,125
Petroleos Mexicanos, 6.000%, due 3/5/20	BBB+	500	539
PepsiCo, Inc., 2.150%, due 10/14/20	A1	900	926
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	1,000	1,134
Mitsubishi UFJ Financial Group, Inc., 2.950%, due 3/1/21	A1	1,000	1,038
Discovery Communications LLC, 4.375%, due 6/15/21	BBB-	750	806
Capital One Financial Corporation, 4.750%, due 7/15/21	A-	1,000	1,114
General Electric Capital Corporation, 4.650%, due 10/17/21	AA+	750	859
Verizon Communications, Inc., 3.500%, due 11/1/21	A-	750	809
Ryder System, Inc., 3.450%, due 11/15/21	A-	900	942
Gilead Sciences, Inc., 4.400%, due 12/1/21	A	1,000	1,130
Masco Corporation, 5.950%, due 3/15/22	BBB	750	840
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	750	784
Wyndham Worldwide Corporation, 3.900%, due 3/1/23	BBB-	750	769
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	850	842
Wells Fargo & Co., 4.480%, due 1/16/24	A+	750	823
Issuer	NRSRO Rating	Principal Amount/ Contracts	Value

Corporate Obligations—(continued)
The Goldman Sachs Group, Inc., 4.000%, due 3/3/24	A	$1,000	$1,071
Fibria Overseas Finance, Ltd., 5.250%, due 5/12/24	BBB-	750	769
BRF S.A.—144A, 4.750%, due 5/22/24	BBB	750	748
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	750	783
Synchrony Financial, 4.250%, due 8/15/24	BBB-	700	726
BNP Paribas S.A., 4.250%, due 10/15/24	A	750	772
Brookfield Asset Management, Inc., 4.000%, due 1/15/25	A-	1,000	1,018
ERP Operating L.P., 3.375%, due 6/1/25	A-	750	793
Simon Property Group L.P., 3.300%, due 1/15/26	A	750	802
ConocoPhillips Co., 4.950%, due 3/15/26	A-	750	852
Crown Castle Towers LLC—144A, 6.113%, due 1/15/40	A2	1,000	1,113
JPMorgan Chase & Co., 5.000%, due 12/29/49, VRN	BBB-	1,000	959
Total Corporate Obligations			29,773
Total Long-Term Investments—98.4% (cost $90,664)			92,354

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $992, collateralized by FNMA, 7.125%, due 1/15/30		992	992
Total Repurchase Agreement—1.1% (cost $992)			992

Purchased Option—0.0%
Eurodollar Future, September 2016, Strike $97, Put		150	1

Total Purchased Option—0.0% (cost $47)			1

Total Investments—99.5% (cost $91,703)			93,347
Cash and other assets, less liabilities—0.5%			430
Net assets—100.0%			$93,777

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

100	Semiannual Report	June 30, 2016

Low Duration Fund

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Low Duration Fund (Class N shares) returned 1.13%, net of fees, for the six months ended June 30, 2016. By comparison, the Fund’s benchmark, the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index, returned 0.65%.

A couple of factors contributed to the Fund’s outperformance relative to the Index year-to-date. The Fund’s interest rate exposures contributed to outperformance. The Fund’s strategy provides exposure to interest rate risk that is slightly higher than the risk-free rate, and shorter-term interest rates declined year-to-date. In addition, allocations to floating-rate asset-backed and investment-grade corporate securities had a positive impact on performance.

The Fund’s agency mortgage-backed securities experienced widening risk spreads year-to-date despite earning positive total returns. This factor was the most significant detractor to the Fund’s relative performance year-to-date.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund on page 90.

June 30, 2016	William Blair Funds	101

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016

	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception(a)
Class N	1.13%	1.08%	1.00%	1.02%	1.13%
Class I	1.23	1.29	1.17	1.18	1.29
Institutional Class	1.24	1.31	1.23	1.28	1.42
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.65	0.59	0.38	0.34	0.41

(a)	For the period from December 1, 2009 (Commencement of Operations) to June 30, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

102	Semiannual Report	June 30, 2016

Low Duration Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

		Principal
Issuer		Amount	Value

U.S. Government and U.S. Government Agency—55.6%

Federal Home Loan Mortgage Corp. (FHLMC)—22.9%
#	E95760, 4.500%, due 4/1/18	$4	$4
#	E99582, 5.000%, due 9/1/18	7	8
#	E99684, 5.000%, due 10/1/18	182	188
#	B11362, 5.500%, due 12/1/18	18	19
#	B11849, 5.500%, due 1/1/19	46	47
#	B13870, 4.500%, due 5/1/19	37	38
#	G11604, 5.000%, due 7/1/19	46	48
#	G11596, 5.500%, due 8/1/19	38	40
#	G11605, 5.500%, due 9/1/19	22	23
#	B17294, 5.000%, due 11/1/19	106	111
#	B19222, 4.500%, due 4/1/20	99	102
#	G11697, 5.500%, due 4/1/20	101	105
#	J02537, 5.000%, due 9/1/20	41	43
#	G11836, 5.500%, due 12/1/20	13	14
#	G12113, 5.500%, due 5/1/21	122	130
#	G12395, 6.000%, due 10/1/21	452	490
#	E02322, 5.500%, due 5/1/22	26	28
#	G12725, 6.000%, due 6/1/22	173	190
#	G13124, 6.000%, due 12/1/22	140	154
#	J06871, 5.500%, due 1/1/23	86	93
#	J08450, 5.500%, due 7/1/23	40	44
#	J08703, 5.500%, due 9/1/23	74	80
#	J10351, 4.000%, due 7/1/24	152	163
#	C00351, 8.000%, due 7/1/24	57	68
#	J10600, 4.000%, due 8/1/24	10	10
#	G13695, 4.000%, due 9/1/24	649	697
#	J11208, 5.000%, due 11/1/24	90	96
#	G00363, 8.000%, due 6/1/25	87	99
#	J12853, 4.000%, due 8/1/25	186	199
#	C80329, 8.000%, due 8/1/25	19	21
#	J13022, 4.000%, due 9/1/25	203	214
#	J14491, 4.000%, due 2/1/26	3,399	3,652
#	J16051, 4.500%, due 7/1/26	2,319	2,503
#	G30348, 6.000%, due 7/1/27	1,212	1,400
#	G07837, 6.500%, due 2/1/38	1,814	2,221
#	G04424, 6.000%, due 6/1/38	82	95
#	G04778, 6.000%, due 7/1/38	102	120
#	G04544, 6.000%, due 8/1/38	398	462
#	G04687, 6.000%, due 9/1/38	101	117
#	G04745, 6.000%, due 9/1/38	53	61
#	A81799, 6.500%, due 9/1/38	357	439
#	G06085, 6.500%, due 9/1/38	14	16
#	G06964, 5.500%, due 11/1/38	3,485	4,023
#	G05723, 6.500%, due 11/1/38	1,581	1,934
#	G07480, 6.000%, due 5/1/39	3,509	4,088
#	G07300, 6.000%, due 4/1/40	5,773	6,787
#	G06017, 5.500%, due 6/1/40	1,257	1,425
#	4122, Tranche FP, 0.842%, due 10/15/42, VRN	952	950
Total FHLMC Mortgage Obligations			33,859

Federal National Mortgage Association (FNMA)—32.7%
#	672953, 5.000%, due 12/1/17	5	5
#	888979, 6.000%, due 12/1/17	1	1
#	695838, 5.500%, due 4/1/18	14	15
#	697593, 5.000%, due 5/1/18	46	47

		Principal
Issuer		Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal National Mortgage Association (FNMA)-—continued)
#	705741, 5.000%, due 6/1/18	$25	$26
#	656573, 5.000%, due 6/1/18	34	35
#	709848, 5.000%, due 6/1/18	31	32
#	728715, 5.000%, due 7/1/18	59	60
#	711991, 5.000%, due 8/1/18	34	35
#	257378, 5.000%, due 9/1/18	8	8
#	743183, 5.000%, due 10/1/18	16	16
#	749596, 5.000%, due 11/1/18	67	69
#	753866, 6.000%, due 12/1/18	98	101
#	761246, 5.000%, due 1/1/19	90	93
#	766059, 5.500%, due 2/1/19	79	82
#	766276, 5.000%, due 3/1/19	246	254
#	751313, 5.000%, due 3/1/19	47	48
#	779363, 5.000%, due 6/1/19	22	23
#	785259, 5.000%, due 8/1/19	90	94
#	788424, 5.500%, due 9/1/19	52	54
#	761489, 5.500%, due 9/1/19	53	56
#	725953, 5.000%, due 10/1/19	29	31
#	745877, 5.000%, due 1/1/20	64	67
#	AL5831, 5.000%, due 1/1/20	3,192	3,292
#	357865, 5.000%, due 7/1/20	67	70
#	888105, 5.000%, due 8/1/20	4	4
#	357978, 5.000%, due 9/1/20	644	679
#	844026, 6.000%, due 11/1/20	310	330
#	745735, 5.000%, due 3/1/21	257	271
#	879607, 5.500%, due 4/1/21	43	46
#	831497, 6.000%, due 4/1/21	142	152
#	831525, 5.500%, due 6/1/21	54	58
#	888555, 5.500%, due 9/1/21	1,913	2,041
#	880993, 6.000%, due 1/1/22	10	11
#	888982, 6.000%, due 12/1/22	171	187
#	972934, 5.500%, due 2/1/23	159	175
#	982878, 4.500%, due 5/1/23	188	203
#	889670, 5.500%, due 6/1/23	55	59
#	555734, 5.000%, due 7/1/23	423	469
#	AE0011, 5.500%, due 9/1/23	67	73
#	747339, 5.500%, due 10/1/23	205	230
#	995395, 6.000%, due 12/1/23	151	165
#	AA4519, 4.500%, due 3/1/24	678	729
#	934808, 4.500%, due 3/1/24	103	109
#	AA5028, 4.500%, due 4/1/24	177	191
#	AA5999, 4.500%, due 5/1/24	1,068	1,130
#	190988, 9.000%, due 6/1/24	44	48
#	AC1848, 4.500%, due 9/1/24	400	432
#	AC6600, 4.500%, due 11/1/24	40	43
#	AL3422, 5.000%, due 1/1/25	686	744
#	AL3889, 4.000%, due 5/1/25	283	304
#	AE1176, 4.000%, due 8/1/25	556	589
#	AI4872, 4.500%, due 6/1/26	60	65
#	AI4856, 4.500%, due 6/1/26	1,498	1,621
#	AL2851, 4.000%, due 8/1/26	2,329	2,509
#	AK7384, 4.000%, due 3/1/27	410	439
#	AL2590, 4.000%, due 7/1/27	2,484	2,671
#	759336, 6.000%, due 1/1/34	1,583	1,856
#	AL3449, 6.000%, due 7/1/36	1,672	1,975
#	886762, 7.000%, due 9/1/36	376	470

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	103

Low Duration Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

		NRSRO	Principal
Issuer		Rating	Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal National Mortgage Association (FNMA)—continued)
#	831926, 6.000%, due 12/1/36		$705	$819
#	899057, 6.000%, due 3/1/37		86	100
#	928574, 6.000%, due 7/1/37		152	176
#	888703, 6.500%, due 8/1/37		3,820	4,542
#	948637, 6.500%, due 8/1/37		474	553
#	889371, 6.000%, due 1/1/38		922	1,081
#	965534, 6.000%, due 1/1/38		54	63
#	889385, 6.000%, due 2/1/38		649	758
#	975649, 6.000%, due 7/1/38		144	166
#	889987, 5.500%, due 8/1/38		101	117
#	AD0100, 7.000%, due 12/1/38		1,033	1,307
#	AA8706, 5.500%, due 6/1/39		2,796	3,236
#	AD0315, 6.500%, due 8/1/39		755	904
#	AC3270, 5.500%, due 9/1/39		1,733	2,023
#	AD3360, 5.500%, due 5/1/40		2,225	2,571
#	AL5815, 5.500%, due 4/1/41		3,761	4,362
Total FNMA Mortgage Obligations				48,470

Asset-Backed Securities—24.3%
Volvo Financial Equipment LLC—144A, 2015-1A, Tranche A2, 0.950%, 11/15/17		Aaa	512	512
John Deere Owner Trust 2015, 2015-A, Tranche A2B, 0.712%, 2/15/18, VRN		Aaa	71	71
Ford Credit Auto Owner Trust, 2015-B, Tranche A2B, 0.672%, 3/15/18, VRN		Aaa	590	590
Mercedes Benz Auto Lease Trust, 2016-A, Tranche A2B, 1.002%, 7/16/18, VRN		Aaa	2,800	2,799
Ford Credit Floorplan Master Owner Trust A, 2013-5, Tranche A2, 0.912%, 9/15/18, VRN		AAA	200	200
Ford Credit Auto Lease Trust, 2016-A, Tranche A2B, 0.982%, 11/15/18, VRN		AAA	650	650
Ford Credit Auto Owner Trust, 2016-A, Tranche A2B, 0.842%, 12/15/18, VRN		AAA	1,550	1,552
Citibank Credit Card Issuance Trust, 2006-A8, Tranche A8, 0.668%, 12/17/18, VRN		AAA	200	200
Harley-Davidson Motorcycle Trust, 2015-2, Tranche A2B, 0.692%, 1/15/19, VRN		AAA	970	970
Nissan Auto Receivables 2016-B Owner Trust, 2016-B, Tranche A2B, 0.742%, 4/15/19, VRN		Aaa	1,000	1,001
Discover Card Master Trust, 2012-A4, Tranche A, 0.370%, 5/15/19, VRN		AAA	2,000	2,003
American Express Issuance Trust II, 2013-2, Tranche A, 0.872%, 8/15/19, VRN		AAA	640	642

	NRSRO	Principal
Issuer	Rating	Amount	Value

Asset-Backed Securities—(continued)
Bank of America Credit Card Trust, 2007-A11, Tranche A11, 0.512%, 12/15/19, VRN	AAA	$915	$914
Capital One Multi-Asset Execution Trust, 2007-A2, Tranche A2, 0.522%, 12/16/19, VRN	AAA	715	714
Citibank Credit Card Issuance Trust, 2008-A2, Tranche A2, 1.601%, 1/23/20, VRN	AAA	2,980	3,022
Mercedes-Benz Master Owner Trust—144A, 2015-BA, Tranche A, 0.822%, 4/15/20, VRN	Aaa	1,500	1,494
Citibank Credit Card Issuance Trust, 2013-A2, Tranche A2, 0.732%, 5/26/20, VRN	AAA	1,900	1,902
Chase Issuance Trust, 2013-A6, Tranche A6, 0.862%, 7/15/20, VRN	AAA	2,000	2,003
Discover Card Execution Note Trust, 2015-A1, Tranche A1, 0.792%, 8/17/20, VRN	AAA	1,950	1,955
American Express Credit Account Master Trust, 2008-2, Tranche A, 1.702%, 9/15/20, VRN	AAA	2,200	2,235
Chase Issuance Trust, 2016-A1, Tranche A, 0.852%, 5/17/21, VRN	AAA	2,000	2,002
Bank of America Credit Card Trust, 2014-A1, Tranche A, 0.822%, 6/15/21, VRN	AAA	1,000	1,000
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 0.702%, 8/16/21, VRN	AAA	515	513
Capital One Multi-Asset Execution Trust, 2014-A3, Tranche A3, 0.822%, 1/18/22, VRN	AAA	750	750
Capital One Multi-Asset Execution Trust, 2016-A1, Tranche A1, 0.900%, 2/15/22, VRN	AAA	2,750	2,756
SLM Student Loan Trust, 2008-4, Tranche A4, 2.288%, 7/25/22, VRN	Aaa	1,030	1,031
Sierra Timeshare 2012-2 Receivables Funding LLC—144A, 2012-2A, Tranche A, 2.380%, 3/20/29	A+	273	273
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 2.942%, 1/15/43, VRN	AAA	2,250	2,266
Total Asset-Backed Securities			36,020

Corporate Obligations—18.9%
Fifth Third Bancorp, 1.067%, due 12/20/16, VRN	A-	1,000	999
JPMorgan Chase & Co., 1.146%, due 2/15/17, VRN	A+	1,000	1,001
Barclays Bank plc, 1.208%, due 2/17/17, VRN	A2	1,620	1,618

See accompanying Notes to Financial Statements.

104	Semiannual Report	June 30, 2016

Low Duration Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	NRSRO	Principal
Issuer	Rating	Amount	Value

Corporate Obligations—(continued)
Caterpillar Financial Services Corporation, 0.911%, due 3/3/17, VRN	A	$2,200	$2,203
Nissan Motor Acceptance Corp.—144A, 1.231%, due 3/3/17, VRN	A-	1,500	1,501
Citigroup, Inc., 1.198%, due 3/10/17, VRN	A	1,500	1,501
Mizuho Bank Ltd.—144A, 1.063%, due 4/16/17, VRN	A1	1,000	1,000
Tencent Holdings Ltd.—144A, 2.000%, due 5/2/17	A+	1,200	1,207
American Express Credit Corporation, 0.950%, due 6/5/17, VRN	A2	1,000	999
Standard Chartered plc—144A, 1.001%, due 9/8/17, VRN	A1	2,000	1,986
Royal Bank of Canada, 0.890%, due 10/13/17, VRN	AA	1,725	1,720
Canadian National Railway Co., 0.796%, due 11/14/17, VRN	A	500	500
General Electric Capital Corporation, 1.182%, due 12/7/17, VRN	AA+	500	498
Exxon Mobil Corporation, 1.274%, due 2/28/18, VRN	Aaa	1,000	1,008
Wells Fargo & Co., 1.268%, due 4/23/18, VRN	AA-	1,000	1,003
Morgan Stanley, 1.918%, due 4/25/18, VRN	A	2,000	2,020
KeyBank NA, 1.193%, due 6/1/18, VRN	A-	1,200	1,198
PNC Bank NA, 1.093%, due 6/1/18, VRN	A+	1,035	1,034
Toyota Motor Credit Corporation, 1.445%, due 2/19/19, VRN	AA-	1,000	1,000
American Honda Finance Corporation, 1.479%, due 2/22/19, VRN	A+	1,000	1,011
PepsiCo, Inc., 1.244%, due 2/22/19, VRN	A1	1,000	1,007
Johnson & Johnson, 0.943%, due 3/1/19, VRN	AAA	1,000	1,003
Westpac Banking Corporation, 1.337%, due 5/13/19, VRN	Aa2	1,000	1,002
Total Corporate Obligations			28,019

Total Long-Term Investments—98.8% (cost $145,747)			146,368
	Principal
	Amount/
Issuer	Contracts	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $1,656, collateralized by FHLB, 5.500%, due 7/15/36	$1,656	$1,656
Total Repurchase Agreement—1.1% (cost $1,656)		1,656

Purchased Option—0.0%
Eurodollar Future, September 2016, Strike $97, Put	300	2

Total Purchased Option—0.0% (cost $95)		2

Total Investments—99.9% (cost $147,498)		148,026

Securities Sold Short, Not Yet Purchased

U.S. Government and U.S. Government Agency—(7.0)%
Federal National Mortgage Association (FNMA)—(7.0)%
TBA, 2.500%, due 7/1/31	$(10,000)	(10,347)

Total Securities Sold Short, Not Yet Purchased—(7.0)% (proceeds $10,277)		(10,347)
Cash and other assets, less liabilities—7.1%		10,542
Net assets—100.0%		$148,221

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after June 30, 2016. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	105

Macro Allocation Fund

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Thomas Clarke Brian D. Singer

The William Blair Macro Allocation Fund (Class N shares) posted a 0.27% increase, net of fees, for the six-month period ending June 30, 2016. By comparison, the Fund’s benchmark index the Bank of America/Merrill Lynch 3-month U.S. Treasury Bill Index and the Long-Term Comparative Index (40% Barclays U.S. Aggregate Index, 30% MSCI All Country World Index (net), and 30% Bank of America/Merrill Lynch 3-month U.S. Treasury Bill Index), increased 0.15% and 2.67%, respectively.

Capital market volatility was more muted in the second quarter of 2016 than it was in the first quarter, though in June high volatility and uncertainty snapped back to the fore when British voters opted to leave the European Union in a historic referendum (“Brexit”). Even accounting for this development—which was a surprise to market expectations—global equities were essentially flat for the second quarter, with little differentiation between emerging and developed markets. U.S. equities made overall gains, which were offset by losses in Europe and Japan. Bond yields moved even lower, with the average 10-year yield in the eurozone falling to negative territory. The U.S. dollar was generally strong against other developed world currencies, particularly so against the British pound, but the Japanese yen was the strongest major currency indicating demand for its safe-haven credentials. Emerging market currencies were stable overall, with more differentiation and somewhat lower positive correlations than they have exhibited in prior quarters.

Throughout the first half of 2016, the Fund maintained a low-risk posture, which was instrumental in minimizing exposure to key macro risks such as the United Kingdom’s Brexit vote in June. During the period, the Fund’s market strategy (e.g., equity and fixed income) detracted from performance while its currency strategy contributed to performance. Within the market strategy, equity exposures contributed negatively in aggregate to the Fund’s relative performance, largely driven by long exposure to European equities, while fixed income was a positive contributor in aggregate to the Fund’s relative performance, mostly due to long exposure to U.S. government bonds and U.S. credit. The Fund was disadvantaged by short exposure to European government bonds. Within currency, emerging markets were strong contributors to the Fund’s relative performance largely driven by long exposures to the Russian ruble, Indonesian rupiah, and Brazilian real, as well as long exposure to the Japanese yen. Currency exposure that detracted from the Fund’s relative performance included long exposure to the Mexican peso and short exposure to the euro.

While some macro events have passed, a period of uncertainty surrounding the U.K. exit from the European Union is beginning to set in. Additionally, macro themes, including the rise and fall of commodity prices and an increase in political populism, continue to have a material impact on price movements which are keeping correlations between and within equities and currencies somewhat elevated. We believe that our investment process, dialogue, and decision-making are all well-equipped to meet the challenges we now face. We will continue to use our rigorous investment framework and our experienced judgment to appropriately (and more fully) increase the Fund’s risk posture in addition to the partial steps we have taken so far. We remain vigilant as we assess new and relevant information in our attempt to capture future investment opportunities in a timely manner, and we will continue balancing the relationship between risk taken and compensation expected.

106	Semiannual Report	June 30, 2016

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return at 6/30/2016
	Year			Since
	to Date	1 Year	3 Year	Inception
Class N(a)	0.27%	(9.64)%	1.63%	5.50%
Class I(a)	0.44	(9.37)	1.92	5.77
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(a)	0.15	0.19	0.09	0.09
Long-Term Comparative Index(a)	2.67	1.56	3.61	4.06
Institutional Class(b)	0.53	(9.28)	—	(0.29)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(b)	0.15	0.19	—	0.25
Long-Term Comparative Index(b)	2.67	1.56	—	2.55

(a)	For the period from November 29, 2011 (Commencement of Operations) to June 30, 2016.

(b)	For the period from October 21, 2013 (Commencement of Operations) to June 30, 2016.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair Investment Management, LLC and William Blair & Company, L.L.C., without a sales load or distribution fee (12b-1 fee). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

The Long-Term Comparative Index return is comprised of the following indices: 40% Barclays Capital U.S. Aggregate Index, 30% Morgan Stanley Capital International (MSCI) All Country World Index (net), and 30% BofA Merrill Lynch 3-month U.S. Treasury Bill Index.

This report identifies the Fund’s investments on June 30, 2016. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of June 30, 2016.

Category	%
Equity Exchange-Traded Funds	49.7%
Fixed Income Exchange-Traded Funds	14.1%
U.S. Government	17.3%
Purchased Options	0.3%
Repurchase Agreements	17.7%
Written Option	(0.3)%
Cash and Other Assets, Less Liabilities	1.2%
Net Assets	100.0%

June 30, 2016	William Blair Funds	107

Macro Allocation Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

	Shares or
	Principal
Issuer	Amount	Value

Exchange-Traded Funds—63.8%

Equity Exchange-Traded Funds—49.7%
Consumer Staples Select Sector SPDR Fund	672,000	$37,061
Energy Select Sector SPDR Fund	836,000	57,049
Global X FTSE Greece 20 ETF	2,450,071	17,714
iShares Global Energy ETF	546,000	17,641
iShares MSCI Emerging Markets ETF	634,000	21,784
iShares MSCI India ETF	1,654,000	46,180
iShares MSCI Japan ETF(a)	2,301,000	26,461
iShares MSCI Switzerland Capped ETF(a) .	503,000	14,914
iShares Russell 1000 Growth ETF	299,000	30,008
iShares Russell 1000 Value ETF(a)	2,097,000	216,536
SPDR S&P 500 ETF Trust	1,539,000	322,467
Utilities Select Sector SPDR Fund	677,000	35,522
VanEck Vectors Russia ETF	1,084,000	18,883
Total Equity Exchange-Traded Funds		862,220

Fixed Income Exchange-Traded Funds—14.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,128,000	138,439
iShares JP Morgan USD Emerging Markets Bond ETF	312,000	35,927
SPDR Barclays High Yield Bond ETF	1,573,000	56,156
WisdomTree Emerging Markets Local Debt Fund ETF	370,000	13,842
Total Fixed Income Exchange-Traded Funds		244,364

Total Exchange-Traded Funds—63.8% (cost $1,087,889)		1,106,584

Repurchase Agreement—17.7%
Fixed Income Clearing Corporation, 0.030% dated 6/30/16, due 7/1/16, repurchase price $307,110, collateralized by FFCB, 3.120%-3.340%, due 2/8/30-3/14/31, and FHLB, 3.300%-5.500%, due 5/7/32-7/15/36, and FHLMC, 4.125%-6.250%, due 7/15/32-10/11/33, and FNMA, 3.100%-7.125%, due 1/15/30-3/10/31	$307,110	307,110

Total Repurchase Agreement—17.7% (cost $307,110)		307,110

U.S. Government—17.3%
U.S. Treasury Bill, 0.343%, due 7/21/16 (b)	35,000	34,997
U.S. Treasury Bill, 0.380%, due 8/18/16 (a)(b)	35,000	34,990
U.S. Treasury Bill, 0.403%, due 9/15/16 (a)(b)	35,000	34,985
U.S. Treasury Bill, 0.303%, due 10/13/16 (a)(b)	35,000	34,978
U.S. Treasury Bill, 0.431%, due 11/10/16 (a)(b)	35,000	34,968
U.S. Treasury Bill, 0.536%, due 12/8/16 (a)(b)	35,000	34,956
U.S. Treasury Bill, 0.577%, due 1/5/17 (a)(b)	35,000	34,939
	Principal
	Amount/
Issuer	Contracts	Value

U.S. Government—(continued)
U.S. Treasury Bill, 0.542%, due 2/2/17	$10,000	$9,980
U.S. Treasury Bill, 0.670%, due 3/2/17	10,000	9,974
U.S. Treasury Bill, 0.617%, due 3/30/17	10,000	9,971
U.S. Treasury Bill, 0.597%, due 4/27/17	10,000	9,967
U.S. Treasury Bill, 0.677%, due 5/25/17	8,000	7,971
U.S. Treasury Bill, 0.577%, due 6/22/17	8,000	7,966

Total U.S. Government—17.3% (cost $300,408)		300,642

Purchased Options—0.3%
Energy Select Sector SPDR Fund, July 2016, Strike $63.5, Put	13,187	198
IBEX 8630 OTC, July 2016, Strike 8,630 EUR, Call	7,252	208
IBEX 9769 OTC, July 2016, Strike 9,769 EUR, Call	6,859	— (c)
iShares MSCI Emerging Markets, September 2016, Strike $31.5, Put	25,956	1,376
iShares Russell 2000 ETF, July 2016, Strike $112, Call	6,308	2,019
iShares Russell 2000 ETF, July 2016, Strike $112, Put	6,308	530
S&P 500 Index, November 2016, Strike $1,900, Put	419	1,592

Total Purchased Options—0.3% (cost $14,366)		5,923

Total Investments in Securities—99.1% (cost $1,709,773)		1,720,259

Written Options—(0.3)%
ESTX Bank, July 2016, Strike 97.5 EUR, Call	(6,318)	(53)
EURO STOXX 50 Index, July 2016, Strike 2,975 EUR, Call	(2,069)	(298)
FTSE 100 Index, July 2016, Strike 6,200 GBP, Call	(776)	(3,192)
Utilities Select Sector SPDR Fund, Strike $52, Call	(13,838)	(1,896)

Total Written Option—(0.3)%
(premiums received $6,354)		(5,439)

Cash and other assets, less liabilities—1.2%		21,014
Net assets—100.0%		$1,735,834

(a)	Security, or portion of security, is segregated as collateral for OTC swap contracts, OTC options, and listed written options aggregating a total value of $89,545.

(b)	Security, or portion of security, is pledged as collateral for the credit default swaps and to cover initial margin requirements on open futures contracts aggregating a total value of $61,872.

(c)	Amount rounds to less than minimum amount disclosed

See accompanying Notes to Financial Statements.

108	Semiannual Report	June 30, 2016

Macro Allocation Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

If a fund’s portfolio holdings represent ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Fund had the following transactions during the period ended June 30, 2016 with companies deemed affiliated during the period or at June 30, 2016.

	Share Activity				Period Ended June 30, 2016
								Change in net
								unrealized
	Balance		Balance			Dividend	Net realized	appreciation
Security Name	12/31/2015	Purchases	Sales	6/30/2016	Value	Income	gain (loss)	(depreciation)
pGlobal X MSCI Greece ETF	1,987,000	753,071	290,000	2,450,071	$17,714	$—	$(465)	$(526)
					$17,714	$—	$(465)	$(526)

p = Affiliated company at June 30, 2016. The Fund’s total value in companies deemed to be affiliated at June 30, 2016 was $17,714.

Forward Foreign Currency Contracts
					Net Unrealized
Settlement			Local Currency		Appreciation
Date	Deliver/Receive	Counterparty	(in thousands)	Current Value	(Depreciation)
Purchased
9/21/16	Brazilian Real	Citibank N.A. London	115,672	$35,114	$1,954
9/21/16	Swiss Franc	Citibank N.A. London	112,535	115,794	(1,442)
9/21/16	Chinese Yuan Renminbi	Citibank N.A. London	256,714	38,372	(505)
9/21/16	Colombian Peso	Citibank N.A. London	204,248,435	68,715	(253)
9/21/16	Euro	Citibank N.A. London	70,468	78,440	(1,511)
9/21/16	British Pound Sterling	Citibank N.A. London	65,463	87,218	(7,730)
9/21/16	Hungarian Forint	Citibank N.A. London	15,638,284	54,954	(2,535)
9/21/16	Indonesian Rupiah	Citibank N.A. London	1,642,108,619	123,138	574
9/21/16	Indian Rupee	Citibank N.A. London	5,496,500	80,291	(1,102)
9/21/16	Japanese Yen	Citibank N.A. London	670,691	6,514	214
9/21/16	Mexican Peso	Citibank N.A. London	1,515,544	82,211	(441)
9/21/16	Malaysian Ringgit	Citibank N.A. London	352,927	88,280	712
9/21/16	Norwegian Krone	Citibank N.A. London	144,537	17,268	(601)
9/21/16	Polish Zloty	Citibank N.A. London	183,134	46,332	(1,946)
9/21/16	Russian Ruble	Citibank N.A. London	3,654,528	55,910	(147)
9/21/16	Singapore Dollar	Citibank N.A. London	64,725	48,006	(21)
9/21/16	Thai Baht	Citibank N.A. London	139,597	3,967	(10)
9/21/16	New Turkish Lira	Citibank N.A. London	50,259	17,140	100
9/21/16	South African Rand	Citibank N.A. London	675,607	45,108	176
					$(14,514)
Sold
9/21/16	Australian Dollar	Citibank N.A. London	74,678	$55,528	$85
9/21/16	Canadian Dollar	Citibank N.A. London	134,668	104,253	1,579
9/21/16	Swiss Franc	Citibank N.A. London	285,072	293,329	5,337
9/21/16	Czech Koruna	Citibank N.A. London	1,917,406	78,821	2,281
9/21/16	Euro	Citibank N.A. London	131,191	146,033	3,170
9/21/16	British Pound Sterling	Citibank N.A. London	78,986	105,235	8,081
9/21/16	Hong Kong Dollar	Citibank N.A. London	724,119	93,430	(35)
9/21/16	Indonesian Rupiah	Citibank N.A. London	50,023,447	3,751	2
9/21/16	Japanese Yen	Citibank N.A. London	3,846,998	37,361	314
9/21/16	South Korean Won	Citibank N.A. London	8,960,418	7,766	(3)
9/21/16	New Zealand Dollar	Citibank N.A. London	126,381	89,859	(1,649)
9/21/16	Thai Baht	Citibank N.A. London	4,499,104	127,863	(68)
9/21/16	Taiwan Dollar	Citibank N.A. London	245,758	7,648	2
					$19,096

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	109

Macro Allocation Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Futures Contracts
				Notional Amount	Net Unrealized
Number of				(Local,	Appreciation
Contracts	Description	Expiration Date	Local Currency	in thousands)	(Depreciation)
Long
220	Amsterdam Index	July 2016	Euro	19,153	$638
165	IBEX 35 Index	July 2016	Euro	13,410	(117)
2,350	OMXS 30 Index	July 2016	Swedish Krona	309,848	798
422	Euro-Bund Put, Strike 160.50-FSO	July 2016	Euro	4	(284)
80	HANG SENG Index	July 2016	Hong Kong Dollar	83,788	513
1,940	MSCI Singapore ETS Index	July 2016	Singapore Dollar	61,556	2,767
325	MSCI Taiwan Index	July 2016	U.S. Dollar	10,319	312
269	KOSPI 200 Index	September 2016	South Korean Won	32,851,625	(112)
416	10YR JGB Mini	September 2016	Japanese Yen	6,357,728	307
275	SPI 200 Index	September 2016	Australian Dollar	35,585	(67)
18	DAX Index	September 2016	Euro	4,351	1
1,561	EURO STOXX Banks Index	September 2016	Euro	6,447	(1,681)
698	FTSE 100 Index	September 2016	British Pound Sterling	44,829	2,392
385	FTSE MIB Index	September 2016	Euro	31,168	(717)
					$4,750
Short
92	CAC 40 Index	July 2016	Euro	3,895	$(73)
330	H-Shares Index	July 2016	Hong Kong Dollar	143,963	(839)
184	EURO-OAT*	September 2016	Euro	29,585	(470)
360	NIKKEI 225 Index	September 2016	Japanese Yen	2,799,000	1,619
2,332	FTSE/JSE Top 40 Index	September 2016	South African Rand	1,083,121	1,377
1,414	MEX BOLSA Index	September 2016	Mexican Peso	651,995	(692)
129	S&P TSX 60 Index	September 2016	Canadian Dollar	21,009	(64)
92	EURO STOXX 50 Index	September 2016	Euro	2,627	(142)
496	Russell 2000 Mini Index	September 2016	U.S. Dollar	56,911	583
4,718	S&P 500 E Mini Index	September 2016	U.S. Dollar	493,078	(725)
532	10YR Can Bond	September 2016	Canadian Dollar	78,757	(1,439)
37	10YR US Treasury Notes*	September 2016	U.S. Dollar	4,920	(2)
110	Long Gilt	September 2016	British Pound Sterling	14,134	(915)
459	5YR US Treasury Notes*	September 2016	U.S. Dollar	56,073	(1,006)
					$(2,788)

*	Exposure to Futures Contract is achieved through the use of a swap contract with Credit Suisse.

FSO = Futures-Style Option

Interest Rate Swap
					Notional	Unrealized
	Pay/Receive		Maturity		Amount	Appreciation
Floating Rate Reference	Floating Rate	Fixed Rates	Dates	Counterparty	(in thousands)	(Depreciation)
6 Month Swiss Franc LIBOR Rate	Receive	1.250%	June 2025	Credit Suisse International	41,330 CHF	$(3,141)
6 Month Swiss Franc LIBOR Rate	Receive	1.250%	June 2025	Goldman Sachs & Co.	4,200 CHF	(201)
						$(3,342)

See accompanying Notes to Financial Statements.

110	Semiannual Report	June 30, 2016

Macro Allocation Fund

Portfolio of Investments, June 30, 2016 (all dollar amounts in thousands) (unaudited)

Total Return Swaps
					Notional	Unrealized
	Pay/Receive		Maturity		Amount	Appreciation
Reference Entity	Floating Rate	Floating Rates	Dates	Counterparty	(in thousands)	(Depreciation)
Consumer Discretionary Select Sector Total Return Index	Receive	3 Month LIBOR minus 42 bp	Aug 2016	Goldman Sachs International	$61,658	$(915)
Dow Jones US Health Care Total Return Index	Receive	3 Month LIBOR minus 30 bp	Aug 2016	Goldman Sachs International	26,222	(1,082)
Dow Jones US Telecommunications Total Return Index	Receive	3 Month LIBOR minus 45 bp	Aug 2016	Goldman Sachs International	35,025	(4,105)
Financial Select Sector Total Return Index	Receive	1 Month LIBOR plus 3 bp	July 2016	Citibank N.A.	34,492	(397)
Vietnam Equity Basket	Pay	3 Month LIBOR plus 100 bp	Aug 2016	Goldman Sachs International	17,376	106
MSCI China Small Cap Index (Net)	Pay	1 Month LIBOR plus 125 bp	Aug 2016 to Nov 2016	Goldman Sachs International	20,123	(2,696)
MSCI China Small Cap Index (Net)	Pay	1 Month LIBOR plus 20 bp - 40bp	Dec 2016 to June 2017	Citibank N.A.	20,581	(1,047)
MSCI China Small Cap Index (Net)	Pay	1 Month LIBOR plus 75 bp	Mar 2017	Credit Suisse International	3,068	77
MSCI Emerging Markets Small Cap (Net)	Pay	1 Month LIBOR plus 110 bp - 115 bp	Aug 2016 to Sep 2016	Goldman Sachs International	4,161	(492)
MSCI Emerging Markets Small Cap (Net)	Pay	1 Month LIBOR plus 94 bp - 96 bp	Nov 2016 to Mar 2017	Credit Suisse International	31,750	562
MSCI Vietnam Daily Total Return Index	Pay	3 Month LIBOR plus 100 bp	Aug 2016	Goldman Sachs International	17,450	(51)
						$(10,040)

Centrally Cleared Credit Default Swaps

					Notional	Unrealized
	Buy/Sell	Fixed Deal	Maturity		Amount	Appreciation
Reference Entity	Protection	Pay Rate	Date	Cleared Exchange	(in thousands)	(Depreciation)
iTRAXX Europe S25	Sell	1.000%	June 2021	ICE	43,630 EUR	$(405)
iTRAXX Europe Crossover S25	Sell	5.000%	June 2021	ICE	13,465 EUR	(516)
						$(921)
Variance Swaps
					Notional	Unrealized
	Pay/Receive	Variance	Maturity		Amount	Appreciation
Reference Entity	Floating Rate	Strike Price	Date	Counterparty	(in thousands)	(Depreciation)
Euro Stoxx 50	Pay	1,030.4100	Sep 2016	Credit Suisse International	465	$2,425
Euro Stoxx 50	Pay	910.2289	Dec 2017	Citibank N.A.	757	1,915
						$4,340
		Total Net Unrealized Appreciation (Depreciation) on Swaps				$(9,963)

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	111

Statements of Assets and Liabilities

As of June 30, 2016 (dollar amounts in thousands) (unaudited)

		Large Cap	Mid Cap	Mid Cap
	Growth	Growth	Growth	Value
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$648,226	$71,405	$137,723	$3,030
Investments in securities, at value	$803,631	$85,432	$153,142	$3,549
Receivable for securities sold	—	—	947	107
Receivable for fund shares sold	433	223	66	5
Receivable from Adviser	—	21	36	20
Dividend and interest receivable	381	36	40	5
Total assets	804,445	85,712	154,231	3,686
Liabilities
Payable for investment securities purchased	8,956	—	1,816	116
Payable for fund shares redeemed	307	60	21	—
Management fee payable	490	49	119	3
Distribution fee payable	26	3	5	—
Other payables and accrued expenses	219	27	84	18
Total liabilities	9,998	139	2,045	137
Net assets	$794,447	$85,573	$152,186	$3,549
Capital
Composition of net assets
Par value of shares of beneficial interest	$61	$8	$13	$—
Capital paid in excess of par value	628,136	72,547	135,523	2,861
Accumulated net investment income (loss)	23	107	(307)	16
Accumulated net realized gain (loss)	10,822	(1,116)	1,538	153
Net unrealized appreciation (depreciation) of investments and foreign currencies	155,405	14,027	15,419	519
Net assets	$794,447	$85,573	$152,186	$3,549

Class N shares
Net assets	$126,357	$12,305	$22,247	$1,251
Shares outstanding	10,293,508	1,217,219	1,986,710	118,711
Net asset value per share	$12.28	$10.11	$11.20	$10.53
Class I shares
Net assets	$668,090	$73,268	$129,939	$2,298
Shares outstanding	50,396,158	6,941,865	11,116,423	217,590
Net asset value per share	$13.26	$10.55	$11.69	$10.56

See accompanying Notes to Financial Statements.

112	Semiannual Report	June 30, 2016

Statements of Operations

For the Period Ended June 30, 2016 (all amounts in thousands) (unaudited)

		Large Cap	Mid Cap	Mid Cap
	Growth	Growth	Growth	Value
	Fund	Fund	Fund	Fund
Investment income
Dividends	$3,749	$432	$614	$26
Interest	1	—	—	—
Total income	3,750	432	614	26
Expenses
Investment advisory fees	2,935	272	810	13
Distribution fees	165	14	27	1
Custodian fees	14	12	22	12
Transfer agent fees	51	5	11	1
Sub-transfer agent fees
Class N	125	7	14	—
Class I	299	20	91	—
Professional fees	30	16	20	13
Registration fees	26	26	29	25
Shareholder reporting fees	14	2	22	—
Trustee fees	45	4	11	—
Other expenses	23	4	6	3
Total expenses before expense limitation	3,727	382	1,063	68
Expenses waived or reimbursed by the Adviser	—	(57)	(142)	(53)
Net expenses	3,727	325	921	15
Net investment income (loss)	23	107	(307)	11
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	(1,018)	(694)	(4,131)	72
Total net realized gain (loss)	(1,018)	(694)	(4,131)	72
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(15,421)	1,208	2,276	111
Change in net unrealized appreciation (depreciation)	(15,421)	1,208	2,276	111
Net increase (decrease) in net assets resulting from operations	$(16,416)	$621	$(2,162)	$194

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	113

Statements of Changes in Net Assets

For the Period Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015 (all amounts in thousands)

			Large Cap		Mid Cap		Mid Cap
	Growth Fund		Growth Fund		Growth Fund		Value Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Operations
Net investment income (loss)	$23	$(250)	$107	$(4)	$(307)	$(1,275)	$11	$22
Net realized gain (loss) on investments, and other assets and liabilities	(1,018)	57,036	(694)	4,789	(4,131)	36,493	72	661
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(15,421)	(9,544)	1,208	(463)	2,276	(30,371)	111	(671)
Net increase (decrease) in net assets resulting from operations	(16,416)	47,242	621	4,322	(2,162)	4,847	194	12
Distributions to shareholders from
Net investment income
Class N	—	—	—	—	—	—	—	(2)
Class I	—	—	—	—	—	—	—	(10)
Net realized gain
Class N	—	(18,526)	—	(971)	—	(5,530)	—	(149)
Class I	—	(80,435)	—	(5,265)	—	(35,853)	—	(438)
Total distributions	—	(98,961)	—	(6,236)	—	(41,383)	—	(599)
Capital stock transactions
Net proceeds from sale of shares	43,345	122,787	23,355	17,152	8,268	33,162	789	661
Shares issued in reinvestment of income dividends and capital gain distributions	—	95,837	—	5,376	—	39,576	—	573
Less cost of shares redeemed	(78,980)	(281,210)	(7,884)	(10,742)	(53,642)	(176,266)	(102)	(1,747)
Net increase (decrease) in net assets resulting from capital share transactions	(35,635)	(62,586)	15,471	11,786	(45,374)	(103,528)	687	(513)
Increase (decrease) in net assets	(52,051)	(114,305)	16,092	9,872	(47,536)	(140,064)	881	(1,100)
Net assets
Beginning of period	846,498	960,803	69,481	59,609	199,722	339,786	2,668	3,768
End of period	$794,447	$846,498	$85,573	$69,481	$152,186	$199,722	$3,549	$2,668
Accumulated net investment income (loss) at the end of the period	$23	$—	$107	$—	$(307)	$—	$16	$5

See accompanying Notes to Financial Statements.

114	Semiannual Report	June 30, 2016

Statements of Assets and Liabilities

As of June 30, 2016 (dollar amounts in thousands) (unaudited)

	Small-Mid	Small-Mid	Small Cap	Small Cap
	Cap Growth	Cap Value	Growth	Value
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$1,099,471	$3,930	$297,936	$494,679
Investments in affiliated companies, at cost	—	—	5,482	—
Investments in securities, at value	$1,255,043	$4,533	$351,924	$592,298
Investments in affiliated companies, at value	—	—	6,678	—
Receivable for securities sold	7,394	32	7,533	8,605
Receivable for fund shares sold	2,658	2	215	616
Receivable from Adviser	101	8	20	33
Dividend and interest receivable	365	6	70	742
Total assets	1,265,561	4,581	366,440	602,294
Liabilities
Payable for investment securities purchased	2,970	69	462	4,137
Payable for fund shares redeemed	304	—	230	337
Management fee payable	1,034	4	329	534
Distribution fee payable	42	—	22	6
Other payables and accrued expenses	342	36	210	72
Total liabilities	4,692	109	1,253	5,086
Net assets	$1,260,869	$4,472	$365,187	$597,208
Capital
Composition of net assets
Par value of shares of beneficial interest	$65	$—	$15	$33
Capital paid in excess of par value	1,090,807	3,855	311,187	492,642
Accumulated net investment income (loss)	(2,233)	16	(1,079)	1,789
Accumulated net realized gain (loss)	16,658	(2)	(120)	5,125
Net unrealized appreciation (depreciation) of investments and foreign currencies	155,572	603	55,184	97,619
Net assets	$1,260,869	$4,472	$365,187	$597,208

Class N shares
Net assets	$206,875	$915	$105,104	$31,153
Shares outstanding	11,055,944	68,718	4,501,421	1,748,554
Net asset value per share	$18.71	$13.31	$23.35	$17.82
Class I shares
Net assets	$1,053,994	$3,557	$260,083	$566,055
Shares outstanding	54,151,140	266,830	10,342,334	30,998,243
Net asset value per share	$19.46	$13.33	$25.15	$18.27

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	115

Statements of Operations

For the Period Ended June 30, 2016 (all amounts in thousands) (unaudited)

	Small-Mid	Small-Mid	Small Cap	Small Cap
	Cap Growth	Cap Value	Growth	Value
	Fund	Fund	Fund	Fund
Investment income
Dividends	$4,374	$34	$1,224	$5,155
Less foreign tax withheld	(19)	—	(4)	—
Interest.	4	—	1	2
Total income	4,359	34	1,221	5,157
Expenses
Investment advisory fees	5,806	20	1,914	3,137
Distribution fees	227	1	128	39
Custodian fees	19	16	15	15
Transfer agent fees	42	—	30	16
Sub-transfer agent fees
Class N	103	—	65	21
Class I	546	1	105	350
Professional fees	50	16	25	26
Registration fees	62	26	34	21
Shareholder reporting fees	91	—	73	24
Trustee fees	62	—	20	32
Other expenses	32	3	10	26
Total expenses before expense limitation	7,040	83	2,419	3,707
Expenses waived or reimbursed by the Adviser	(448)	(61)	(119)	(103)
Net expenses	6,592	22	2,300	3,604
Net investment income (loss)	(2,233)	12	(1,079)	1,553
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	(2,938)	(15)	2,169	1,176
Redemptions in-kind	13,849	—	—	—
Total net realized gain (loss)	10,911	(15)	2,169	1,176
Change in net unrealized appreciation (depreciation) of:
Investments in securities	7,905	261	12,273 (1)	33,203
Change in net unrealized appreciation (depreciation)	7,905	261	12,273	33,203
Net increase (decrease) in net assets resulting from operations	$16,583	$258	$13,363	$35,932

(1)	Includes $1,079 from companies deemed affiliated during the period.

See accompanying Notes to Financial Statements.

116	Semiannual Report	June 30, 2016

Statements of Changes in Net Assets

For the Period Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015 (all amounts in thousands)

	Small-Mid		Small-Mid		Small Cap		Small Cap
	Cap Growth Fund		Cap Value Fund		Growth Fund		Value Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Operations
Net investment income (loss)	$(2,233)	$(3,239)	$12	$21	$(1,079)	$(3,146)	$1,553	$2,407
Net realized gain (loss) on investments, and other assets and liabilities	10,911	61,943	(15)	129	2,169	27,594	1,176	6,099
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	7,905	(21,167)	261	(280)	12,273	(39,914)	33,203	(41,101)
Net increase (decrease) in net assets resulting from operations	16,583	37,537	258	(130)	13,363	(15,466)	35,932	(32,595)
Distributions to shareholders from
Net investment income
Class N	—	—	—	(1)	—	—	—	—
Class I	—	—	—	(10)	—	—	—	(1,363)
Net realized gain
Class N	—	(8,564)	—	(44)	—	(9,437)	—	(107)
Class I	—	(50,588)	—	(162)	—	(20,150)	—	(1,836)
Total distributions	—	(59,152)	—	(217)	—	(29,587)	—	(3,306)
Capital stock transactions
Net proceeds from sale of shares	263,809	428,159	289	435	25,807	94,104	51,214	174,197
Shares issued in reinvestment of income dividends and capital gain distributions	—	57,336	—	136	—	28,974	—	3,045
Less cost of shares redeemed	(208,662)	(151,577)	(150)	(502)	(47,196)	(217,254)	(102,299)	(114,166)
Net increase (decrease) in net assets resulting from capital share transactions	55,147	333,918	139	69	(21,389)	(94,176)	(51,085)	63,076
Increase (decrease) in net assets	71,730	312,303	397	(278)	(8,026)	(139,229)	(15,153)	27,175
Net assets
Beginning of period	1,189,139	876,836	4,075	4,353	373,213	512,442	612,361	585,186
End of period	$1,260,869	$1,189,139	$4,472	$4,075	$365,187	$373,213	$597,208	$612,361
Accumulated net investment income (loss) at the end of the period	$(2,233)	$—	$16	$4	$(1,079)	$—	$1,789	$236

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	117

Statements of Assets and Liabilities

As of June 30, 2016 (dollar amounts in thousands) (unaudited)

				Institutional
	Global	International	International	International
	Leaders	Leaders	Equity	Equity
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$161,853	$185,122	$65,344	$14,848
Investments in securities, at value	$179,570	$196,872	$70,725	$15,781
Foreign currency, at value (cost $29; $37; $26; $7)	29	37	26	7
Receivable for securities sold	2,630	4,957	455	101
Receivable for fund shares sold	60	3	40	—
Receivable from Adviser	30	42	30	9
Dividend and interest receivable	530	668	368	104
Total assets	182,849	202,579	71,644	16,002
Liabilities
Payable for investment securities purchased	3,767	1,347	584	132
Payable to custodian	4	7	—	—
Management fee payable	147	149	58	12
Shareholder administration fee payable	6	2	—	—
Distribution fee payable	1	—	1	—
Other payables and accrued expenses	83	129	57	40
Total liabilities	4,008	1,634	700	184
Net assets	$178,841	$200,945	$70,944	$15,818
Capital
Composition of net assets
Par value of shares of beneficial interest	$16	$16	$5	$1
Capital paid in excess of par value	164,206	190,585	141,131	105,426
Accumulated net investment income (loss)	912	1,585	1,381	153
Accumulated net realized gain (loss)	(3,997)	(2,930)	(76,946)	(90,692)
Net unrealized appreciation (depreciation) of investments and foreign currencies	17,704	11,689	5,373	930
Net assets	$178,841	$200,945	$70,944	$15,818

Class N shares
Net assets	$6,054	$552	$2,862	—
Shares outstanding	531,554	43,484	210,574	—
Net asset value per share	$11.39	$12.71	$13.59	—
Class I shares
Net assets	$46,181	$20,745	$68,082	—
Shares outstanding	4,044,962	1,629,645	4,957,315	—
Net asset value per share	$11.42	$12.74	$13.73	—
Institutional Class shares
Net assets	$126,606	$179,648	—	$15,818
Shares outstanding	11,085,188	14,113,861	—	1,328,089
Net asset value per share	$11.42	$12.73	—	$11.91

See accompanying Notes to Financial Statements.

118	Semiannual Report	June 30, 2016

Statements of Operations

For the Period Ended June 30, 2016 (all amounts in thousands) (unaudited)

				Institutional
	Global	International	International	International
	Leaders	Leaders	Equity	Equity
	Fund	Fund	Fund	Fund
Investment income
Dividends	$1,999	$2,441	$1,233	$317
Less foreign tax withheld	(154)	(239)	(107)	(26)
Interest	1	1	—	—
Total income	1,846	2,203	1,126	291
Expenses
Investment advisory fees	872	703	313	68
Distribution fees	7	1	3	—
Shareholder administration fees	37	12	—	—
Custodian fees	23	25	21	16
Transfer agent fees	5	2	2	—
Sub-transfer agent fees
Class N	3	—	1	—
Class I	11	6	26	—
Professional fees	26	33	32	30
Registration fees	22	39	26	13
Shareholder reporting fees	2	—	1	—
Trustee fees	10	6	3	1
Other expenses	11	9	4	2
Total expenses before expense limitation	1,029	836	432	130
Expenses waived or reimbursed by the Adviser	(135)	(126)	(101)	(54)
Net expenses	894	710	331	76
Net investment income (loss)	952	1,493	795	215
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign capital gains taxes, if applicable	(4,151)	(2,739)	(1,989)	(614)
Foreign currency transactions	(20)	(24)	(8)	—
Total net realized gain (loss)	(4,171)	(2,763)	(1,997)	(614)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	42	1,274	197	118
Foreign currency translations	13	(48)	(1)	—
Change in net unrealized appreciation (depreciation)	55	1,226	196	118
Net increase (decrease) in net assets resulting from operations	$(3,164)	$(44)	$(1,006)	$(281)

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	119

Statements of Changes in Net Assets

For the Period Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015 (all amounts in thousands)

							Institutional
		Global	International		International		International
	Leaders Fund		Leaders Fund		Equity Fund		Equity Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Operations
Net investment income (loss)	$952	$848	$1,493	$857	$795	$875	$215	$194
Net realized gain (loss) on investments, and other assets and liabilities	(4,171)	7,126	(2,763)	(149)	(1,997)	1,894	(614)	417
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	55	(3,415)	1,226	4,684	196	(1,349)	118	(426)
Net increase (decrease) in net assets resulting from operations	(3,164)	4,559	(44)	5,392	(1,006)	1,420	(281)	185
Distributions to shareholders from
Net investment income
Class N	—	(3)	—	(1)	—	(26)	—	—
Class I	—	(152)	—	(22)	—	(750)	—	—
Institutional Class	—	(552)	—	(323)	—	—	—	(156)
Net realized gain
Class N	—	(252)	—	(2)	—	—	—	—
Class I	—	(2,063)	—	(73)	—	—	—	—
Institutional Class	—	(6,144)	—	(578)	—	—	—	—
Total distributions	—	(9,166)	—	(999)	—	(776)	—	(156)
Capital stock transactions
Net proceeds from sale of shares	30,667	41,785	90,356	24,052	9,052	5,655	69	2,425
Shares issued in reinvestment of income dividends and capital gain distributions	—	8,986	—	773	—	706	—	156
Less cost of shares redeemed	(37,630)	(20,858)	(5,445)	(1,102)	(1,008)	$(11,608)	—	(1,154)
Net increase (decrease) in net assets resulting from capital share transactions	(6,963)	29,913	84,911	23,723	8,044	(5,247)	69	1,427
Increase (decrease) in net assets	(10,127)	25,306	84,867	28,116	7,038	(4,603)	(212)	1,456
Net assets
Beginning of period	188,968	163,662	116,078	87,962	63,906	68,509	16,030	14,574
End of period	$178,841	$188,968	$200,945	$116,078	$70,944	$63,906	$15,818	$16,030
Accumulated net investment income (loss) at the end of the period	$912	$(40)	$1,585	$92	$1,381	$586	$153	$(62)

See accompanying Notes to Financial Statements.

120	Semiannual Report	June 30, 2016

Statements of Assets and Liabilities

As of June 30, 2016 (dollar amounts in thousands) (unaudited)

		Institutional	International
	International	International	Small Cap
	Growth	Growth	Growth
	Fund	Fund	Fund
Assets
Investments in securities, at cost	$3,003,977	$1,897,960	$496,166
Investment in affiliated fund, at cost	102	63	—
Investments in securities, at value	$3,234,295	$2,026,812	$545,090
Investment in affiliated fund, at value	174	108	—
Foreign currency, at value (cost $2,031, $1,458, $157)	2,030	1,459	154
Receivable for securities sold	20,648	12,870	8,409
Receivable for fund shares sold	2,330	7,845	214
Receivable from Adviser	—	—	43
Dividend and interest receivable	13,925	7,191	1,057
Total assets	3,273,402	2,056,285	554,967
Liabilities
Payable for investment securities purchased	25,107	15,933	11,113
Payable for fund shares redeemed	7,034	1,393	197
Payable to custodian	56	35	—
Management fee payable	2,686	1,563	463
Shareholder administration fee payable	—	—	43
Distribution fee payable	163	—	2
Foreign tax liability	—	—	165
Other payables and accrued expenses	2,016	994	187
Total liabilities	37,062	19,918	12,170
Net assets	$3,236,340	$2,036,367	$542,797
Capital
Composition of net assets
Par value of shares of beneficial interest	$132	$140	$41
Capital paid in excess of par value	3,450,305	1,972,333	510,769
Accumulated net investment income (loss)	51,979	28,218	(2,107)
Accumulated net realized gain (loss)	(495,584)	(92,536)	(14,618)
Net unrealized appreciation (depreciation) of investments and foreign currencies	229,508	128,212	48,712
Net assets	$3,236,340	$2,036,367	$542,797

Class N shares
Net assets	$789,678	—	$10,741
Shares outstanding	32,927,229	—	830,745
Net asset value per share	$23.99	—	$12.93
Class I shares
Net assets	$2,446,662	—	$327,339
Shares outstanding	99,560,524	—	25,007,399
Net asset value per share	$24.58	—	$13.09
Institutional Class shares
Net assets	—	$2,036,367	$204,717
Shares outstanding	—	140,057,336	15,553,283
Net asset value per share	—	$14.54	$13.16

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	121

Statements of Operations

For the Period Ended June 30, 2016 (all amounts in thousands) (unaudited)

			Institutional		International
	International		International		Small Cap
	Growth		Growth		Growth
	Fund		Fund		Fund
Investment income
Dividends	$56,404		$34,707		$9,161
Less foreign tax withheld		(5,590)		(3,432)	(834)
Interest	9		6		2
Total income	50,823		31,281		8,329
Expenses
Investment advisory fees	16,529		9,643		2,781
Distribution fees	1,036		—		13
Shareholder administration fees	—		—		260
Custodian fees	124		87		46
Transfer agent fees	108		29		13
Sub-transfer agent fees
Class N	549		—		6
Class I	1,039		—		128
Professional fees	150		113		59
Registration fees	88		16		31
Shareholder reporting fees	151		21		31
Trustee fees	194		123		31
Other expenses	80		79		15
Total expenses before expense limitation	20,048		10,111		3,414
Expenses waived or reimbursed by the Adviser	—		—		(260)
Net expenses	20,048		10,111		3,154
Net investment income (loss)	30,775		21,170		5,175
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign capital gains taxes, if applicable	(93,792	)(1)	(71,695	)(1)	(12,171)
Redemptions in-kind	—		23,687		—
Foreign currency transactions		(397)		(330)	(91)
Total net realized gain (loss)		(94,189)		(48,338)	(12,262)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(79,755	)(2)	(61,589	)(2)	(15,338)
Foreign currency translations		(762)		(520)	(131)
Change in net unrealized appreciation (depreciation)		(80,517)		(62,109)	(15,469)
Net increase (decrease) in net assets resulting from operations		$(143,931)		$(89,277)	$(22,556)

(1) Includes $1,574 and $978 related to an affiliated fund (William Blair China A-Share Fund, LLC) for International Growth Fund and Institutional International Growth Fund, respectively.

(2) Includes $(1,620) and $(1,006) related to an affiliated fund (William Blair China A-Share Fund, LLC) for International Growth Fund and Institutional International Growth Fund, respectively.

See accompanying Notes to Financial Statements.

122	Semiannual Report	June 30, 2016

Statements of Changes in Net Assets

For the Period Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015 (all amounts in thousands)

			Institutional		International
	International		International		Small Cap
	Growth Fund		Growth Fund		Growth Fund
	2016	2015	2016	2015	2016	2015
Operations
Net investment income (loss)	$30,775	$35,683	$21,170	$28,606	$5,175	$4,240
Net realized gain (loss) on investments, and other assets and liabilities	(94,189)	(23,531)	(48,338)	(30,439)	(12,262)	18,659
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(80,517)	(14,462)	(62,109)	6,930	(15,469)	36,257
Net increase (decrease) in net assets resulting from operations	(143,931)	(2,310)	(89,277)	5,097	(22,556)	59,156
Distributions to shareholders from
Net investment income
Class N	—	(9,482)	—	—	—	(195)
Class I	—	(30,923)	—	—	—	(7,300)
Institutional Class	—	—	—	(13,779)	—	(4,603)
Net realized gain
Class N	—	—	—	—	—	(29)
Class I	—	—	—	—	—	(919)
Institutional Class	—	—	—	(15,858)	—	(557)
Total distributions	—	(40,405)	—	(29,637)	—	(13,603)
Capital stock transactions
Net proceeds from sale of shares	250,409	837,025	79,080	297,180	46,519	78,346
Shares issued in reinvestment of income dividends and capital gain distributions	—	36,885	—	28,849	—	11,877
Less cost of shares redeemed	(548,882)	(835,938)	(289,068)	(305,026)	(55,766)	(184,116)
Net increase (decrease) in net assets resulting from capital share transactions	(298,473)	37,972	(209,988)	21,003	(9,247)	(93,893)
Increase (decrease) in net assets	(442,404)	(4,743)	(299,265)	(3,537)	(31,803)	(48,340)
Net assets
Beginning of period	3,678,744	3,683,487	2,335,632	2,339,169	574,600	622,940
End of period	$3,236,340	$3,678,744	$2,036,367	$2,335,632	$542,797	$574,600
Accumulated net investment income (loss) at the end of the period	$51,979	$21,204	$28,218	$7,048	$(2,107)	$(7,282)

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	123

Statements of Assets and Liabilities

As of June 30, 2016 (dollar amounts in thousands) (unaudited)

	Emerging	Emerging	Emerging
	Markets	Markets	Markets
	Leaders	Growth	Small Cap
	Fund	Fund	Growth Fund
Assets
Investments in securities, at cost	$140,044	$925,164	$268,057
Investment in affiliated fund, at cost	—	125	—
Investments in securities, at value	$150,809	$1,005,870	$301,024
Investment in affiliated fund, at value	—	213	—
Foreign currency, at value (cost $465; $268; $3,792)	465	268	3,794
Receivable for securities sold	400	11,177	4,592
Receivable for fund shares sold	498	707	429
Receivable from Adviser	34	14	45
Dividend and interest receivable	528	3,466	1,146
Total assets	152,734	1,021,715	311,030
Liabilities
Payable for investment securities purchased	1,464	3,668	3,812
Payable for fund shares redeemed	15	481	51
Management fee payable	128	895	264
Shareholder administration fee payable	4	14	20
Distribution fee payable	—	2	2
Foreign capital gains tax liability	—	177	1,061
Other payables and accrued expenses	156	621	286
Total liabilities	1,767	5,858	5,496
Net assets	$150,967	$1,015,857	$305,534
Capital
Composition of net assets
Par value of shares of beneficial interest	$19	$88	$20
Capital paid in excess of par value	163,598	1,063,191	303,292
Accumulated net investment income (loss)	841	9,179	(491)
Accumulated net realized gain (loss)	(24,252)	(137,250)	(29,202)
Net unrealized appreciation (depreciation) of investments and foreign currencies	10,761	80,649	31,915
Net assets	$150,967	$1,015,857	$305,534

Class N shares
Net assets	$1,876	$9,350	$10,903
Shares outstanding	232,571	820,242	728,354
Net asset value per share	$8.07	$11.40	$14.97
Class I shares
Net assets	$27,766	$104,588	$164,563
Shares outstanding	3,427,777	9,071,638	10,939,254
Net asset value per share	$8.10	$11.53	$15.04
Institutional Class shares
Net assets	$121,325	$901,919	$130,068
Shares outstanding	14,985,527	77,608,984	8,630,686
Net asset value per share	$8.10	$11.62	$15.07

See accompanying Notes to Financial Statements.

124	Semiannual Report	June 30, 2016

Statements of Operations

For the Period Ended June 30, 2016 (all amounts in thousands) (unaudited)

	Emerging Markets Leaders Fund	Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$1,756	$12,676		$4,444
Less foreign tax withheld	(183)	(1,431)		(335)
Interest	—	3		—
Total income	1,573	11,248		4,109
Expenses
Investment advisory fees	686	4,846		1,534
Distribution fees	2	11		13
Shareholder administration fees	22	83		120
Custodian fees	50	146		111
Transfer agent fees	6	21		27
Sub-transfer agent fees
Class N	1	3		6
Class I	7	37		38
Professional fees	59	80		90
Registration fees	37	41		32
Shareholder reporting fees	9	6		19
Trustee fees	7	47		15
Other expenses	12	27		14
Total expenses before expense limitation	898	5,348		2,019
Expenses waived or reimbursed by the Adviser	(107)	(83)		(218)
Net expenses	791	5,265		1,801
Net investment income (loss)	782	5,983		2,308
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign capital gains taxes, if applicable	(12,429)	(71,295	)(1)	(24,422)
Foreign currency transactions	(85)	(244)		(508)
Total net realized gain (loss)	(12,514)	(71,539)		(24,930)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	16,862	111,916	(2)	26,245
Foreign currency translations	(2)	(141)		(871)
Change in net unrealized appreciation (depreciation)	16,860	111,775		25,374
Net increase (decrease) in net assets resulting from operations	$5,128	$46,219		$2,752

(1)	Includes $1,931 related to an affiliated fund (William Blair China A-Share Fund, LLC).
(2)	Includes $(1,988) related to an affiliated fund (William Blair China A-Share Fund, LLC).

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	125

Statements of Changes in Net Assets

For the Period Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015 (all amounts in thousands)

	Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
	2016	2015	2016	2015	2016	2015
Operations
Net investment income (loss)	$782	$575	$5,983	$5,753	$2,308	$902
Net realized gain (loss) on investments, and other assets and liabilities	(12,514)	(10,580)	(71,539)	(53,698)	(24,930)	3,803
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	16,860	(9,023)	111,775	(91,961)	25,374	(24,287)
Net increase (decrease) in net assets resulting from operations	5,128	(19,028)	46,219	(139,906)	2,752	(19,582)
Distributions to shareholders from
Net investment income
Class N	—	—	—	—	—	—
Class I	—	(105)	—	—	—	—
Institutional Class	—	(331)	—	—	—	(1)
Net realized gain
Class N	—	(2)	—	(107)	—	(474)
Class I	—	(44)	—	(1,427)	—	(6,262)
Institutional Class	—	(126)	—	(8,324)	—	(4,988)
Total distributions	—	(608)	—	(9,858)	—	(11,725)
Capital stock transactions
Net proceeds from sale of shares	48,480	81,180	184,013	315,208	26,957	123,362
Shares issued in reinvestment of income dividends and capital gain distributions	—	549	—	8,609	—	9,559
Less cost of shares redeemed	(30,319)	(40,597)	(93,486)	(280,776)	(21,016)	(58,676)
Net increase (decrease) in net assets resulting from capital share transactions	18,161	41,132	90,527	43,041	5,941	74,245
Increase (decrease) in net assets	23,289	21,496	136,746	(106,723)	8,693	42,938
Net assets
Beginning of period	127,678	106,182	879,111	985,834	296,841	253,903
End of period	$150,967	$127,678	$1,015,857	$879,111	$305,534	$296,841
Accumulated net investment income (loss) at the end of the period	$841	$59	$9,179	$3,196	$(491)	$(2,799)

See accompanying Notes to Financial Statements.

126	Semiannual Report	June 30, 2016

Statements of Assets and Liabilities

As of June 30, 2016 (dollar amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Assets
Investments in securities, at cost	$542,943	$90,711	$145,842	$1,380,859
Investments in affiliated companies, at cost	—	—	—	21,804
Repurchase agreement, at cost	5,763	992	1,656	307,110
Investments in securities, at value	$563,865	$92,355	$146,370	$1,395,435
Investments in affiliated companies, at value	—	—	—	17,714
Repurchase agreement, at value	5,763	992	1,656	307,110
Receivable for securities sold	—	—	10,277	35,565
Receivable for fund shares sold	606	360	125	7,247
Receivable for variation margin on centrally cleared swaps	—	—	—	63
Receivable from Adviser	91	—	25	149
Dividend and interest receivable	4,186	541	392	2,003
Unrealized appreciation on swap contracts	—	—	—	471
Unrealized appreciation on forward foreign currency contracts	—	—	—	4,582
Total assets	574,511	94,248	158,845	1,770,339
Liabilities
Securities sold, not yet purchased (proceeds $—; $—; $10,277; $—)	—	—	10,347	—
Option written, at value (proceeds $—; $—; $—; $6,354)	—	—	—	5,439
Payable for futures variation margin	—	—	—	5,401
Payable for variation margin on centrally cleared swaps	38	—	—	—
Payable for investment securities purchased	—	—	—	4,934
Payable for fund shares redeemed	942	376	171	2,800
Swap premium received	—	—	—	4,541
Unrealized depreciation on swap contracts	—	—	—	9,513
Management fee payable	139	31	36	1,145
Shareholder administration fee payable	56	—	15	149
Distribution fee payable	19	4	1	22
Distributions payable to shareholders	130	12	7	—
Other payables and accrued expenses	63	48	47	561
Total liabilities	1,387	471	10,624	34,505
Net assets	$573,124	$93,777	$148,221	$1,735,834
Capital
Composition of net assets
Par value of shares of beneficial interest	$54	$10	$16	$152
Capital paid in excess of par value	559,561	113,664	166,141	1,899,254
Accumulated net investment income (loss)	(2,546)	(486)	(756)	(7,175)
Accumulated net realized gain (loss)	(4,857)	(21,055)	(17,638)	(164,275)
Net unrealized appreciation (depreciation) of investments and foreign currencies	20,912	1,644	458	7,878
Net assets	$573,124	$93,777	$148,221	$1,735,834
Class N shares
Net assets	$151,711	$35,122	$6,561	$102,369
Shares outstanding	14,179,156	3,889,307	716,010	9,018,717
Net asset value per share	$10.70	$9.03	$9.16	$11.35
Class I shares
Net assets	$313,945	$58,655	$116,168	$1,100,027
Shares outstanding	29,641,378	6,542,238	12,680,265	96,244,825
Net asset value per share	$10.59	$8.97	$9.16	$11.43
Institutional Class shares
Net assets	$107,468	—	$25,492	$533,438
Shares outstanding	10,154,228	—	2,782,839	46,591,394
Net asset value per share	$10.58	—	$9.16	$11.45

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	127

Statements of Operations

For the Period Ended June 30, 2016 (all amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Investment income
Dividends	$—	$—	$—	$11,457
Interest	8,698	1,297	1,279	725
Total income	8,698	1,297	1,279	12,182
Expenses
Investment advisory fees	788	183	212	6,864
Distribution fees	108	25	4	155
Shareholder administration fees	315	—	86	911
Custodian fees	31	18	26	62
Transfer agent fees	23	7	8	228
Sub-transfer agent fees
Class N	91	20	2	69
Class I	82	9	11	475
Professional fees	21	17	23	128
Registration fees	54	19	24	143
Shareholder reporting fees	13	4	1	79
Trustee fees	25	5	7	93
Other expenses	15	5	9	187
Total expenses before expense limitation	1,566	312	413	9,394
Expenses waived or reimbursed by the Adviser	(370)	—	(114)	(911)
Net expenses	1,196	312	299	8,483
Net investment income (loss)	7,502	985	980	3,699
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	(2,489)	22	(303)	(4,675	)(1)
Options	—	—	—	(7,569)
Futures contracts	—	—	—	(54,651)
Swaps	(121)	—	—	(4,365)
Forward foreign currency contracts	—	—	—	24,603
Foreign currency transactions	—	—	—	29
Total net realized gain (loss)	(2,610)	22	(303)	(46,628)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	23,242	1,909	1,042	51,890	(2)
Options	—	—	—	1,432
Futures contracts	—	—	—	(666)
Swaps	27	—	—	(6,179)
Forward foreign currency contracts	—	—	—	2,849
Foreign currency translations	—	—	—	39
Change in net unrealized appreciation (depreciation)	23,269	1,909	1,042	49,365
Net increase (decrease) in net assets resulting from operations	$28,161	$2,916	$1,719	$6,436

(1) Includes $(465) from companies deemed affiliated during the period.

(2) Includes $(526) from companies deemed affiliated during the period.

See accompanying Notes to Financial Statements.

128	Semiannual Report	June 30, 2016

Statements of Changes in Net Assets

For the Period Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Macro Allocation Fund
	2016	2015	2016	2015	2016	2015	2016	2015

Operations
Net investment income (loss)	$7,502	$9,519	$985	$1,862	$980	$1,409	$3,699	$10,368
Net realized gain (loss) on investments, and other assets and liabilities	(2,610)	514	22	(88)	(303)	(652)	(46,628)	(107,732)
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	23,269	(11,340)	1,909	(1,268)	1,042	(267)	49,365	(40,618)
Net increase (decrease) in net assets resulting from operations	28,161	(1,307)	2,916	506	1,719	490	6,436	(137,982)
Distributions to shareholders from
Net investment income
Class N	(2,653)	(1,822)	(500)	(1,007)	(65)	(95)	—	(915)
Class I	(5,350)	(6,812)	(981)	(1,971)	(1,364)	(2,839)	—	(10,747)
Institutional Class	(2,069)	(3,598)	—	—	(329)	(1,185)	—	(4,368)
Total distributions	(10,072)	(12,232)	(1,481)	(2,978)	(1,758)	(4,119)	—	(16,030)
Capital stock transactions
Net proceeds from sale of shares	129,387	300,131	8,147	24,005	34,631	47,534	394,582	1,559,297
Shares issued in reinvestment of income dividends and capital gain distributions	8,761	9,535	1,338	2,686	1,467	3,096	—	14,020
Less cost of shares redeemed	(63,907)	(78,860)	(12,807)	(27,409)	(19,550)	(92,786)	(397,071)	(646,104)
Net increase (decrease) in net assets resulting from capital share transactions	74,241	230,806	(3,322)	(718)	16,548	(42,156)	(2,489)	927,213
Increase (decrease) in net assets	92,330	217,267	(1,887)	(3,190)	16,509	(45,785)	3,947	773,201
Net assets
Beginning of period	480,794	263,527	95,664	98,854	131,712	177,497	1,731,887	958,686
End of period	$573,124	$480,794	$93,777	$95,664	$148,221	$131,712	$1,735,834	$1,731,887
Accumulated net investment income (loss) at the end of the period	$(2,546)	$24	$(486)	$10	$(756)	$22	$(7,175)	$(10,874)

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Fund	129

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Trust currently consists of the following twenty-two funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Domestic Equity Funds	International Equity Funds
Growth	International Leaders
Large Cap Growth	International Equity
Mid Cap Growth	Institutional International Equity
Mid Cap Value	International Growth
Small-Mid Cap Growth	Institutional International Growth
Small-Mid Cap Value	International Small Cap Growth
Small Cap Growth	Emerging Markets Leaders
Small Cap Value	Emerging Markets Growth
Global Equity Fund	Emerging Markets Small Cap Growth
Global Leaders	Fixed Income Funds
Multi-Asset and Alternative Fund	Bond
Macro Allocation	Income
Low Duration

Prior to July 1, 2015, William Blair & Company, L.L.C. (“WBC” or the “Distributor”) served as both the Trust’s investment adviser and the Trust’s principal underwriter and distributor. Effective July 1, 2015, WBC transferred the management agreement for the Trust to William Blair Investment Management, LLC (“WBIM”). There were no changes to the Funds’ portfolio management teams or principal investment strategies as a result of the transfer. Any reference to the “Adviser” prior to July 1, 2015 should be read to mean WBC; any reference to the “Adviser” subsequent to July 1, 2015 should be read to mean WBIM. WBC continues to serve as the principal underwriter and distributor of the Trust.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional.

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Domestic Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed Income Funds), a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds). The shareholder administration fee is currently being waived. This waiver will not be removed without approval of the Board of Trustees.

Class I shares are offered to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, and an annual shareholder administration fee (0.15% for Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds). The shareholder administration fee is currently being waived. This waiver will not be removed without approval of the Board of Trustees.

Institutional Class shares are offered to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the share class’s high minimum investment requirement. The minimum initial investment required is $5 million.

130	Semiannual Report	June 30, 2016

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary.

(c) Fund Objectives

The investment objectives of the Funds are as follows:

Domestic Equity	Long-term capital appreciation.
Global Equity	Long-term capital appreciation.
International Equity	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
(Maximize total return-Low Duration).
Multi-Asset and Alternative	Maximize long-term risk-adjusted total return.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles, which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expense are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Macro Allocation Funds were the rates in effect on June 30, 2016. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2016, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a corresponding decrease of net realized loss of $2,651, $487 and $779, respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

June 30, 2016	William Blair Funds	131

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at year end.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Bond, Income and Low Duration Funds are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s Net Asset Value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code, as amended (the “Code”) available to regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within net realized gain (loss) on transactions from investments in securities on the Statement of Operations.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ prior three years tax returns remain open and the returns are subject to examination.

132	Semiannual Report	June 30, 2016

Adjustments to the cost of investments for tax purposes are due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts and partnerships, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at June 30, 2016, were as follows (in thousands):

				Net
		Gross	Gross	Unrealized
	Cost of	Unrealized	Unrealized	Appreciation/
Fund	Investments	Appreciation	Depreciation	(Depreciation)
Growth	$608,935	$168,237	$(14,123)	$154,114
Large Cap Growth	70,861	15,008	(1,359)	13,649
Mid Cap Growth	133,436	19,367	(5,334)	14,033
Mid Cap Value	2,957	593	(105)	488
Small-Mid Cap Growth	1,078,076	183,912	(33,168)	150,744
Small-Mid Cap Value	3,837	780	(196)	584
Small Cap Growth	299,241	61,450	(12,097)	49,353
Small Cap Value	482,103	116,754	(23,375)	93,379
Global Leaders	160,449	19,636	(4,050)	15,586
International Leaders	181,687	16,400	(4,950)	11,450
International Equity	65,205	8,280	(3,080)	5,200
Institutional International Equity	14,776	1,650	(762)	888
International Growth	2,928,534	335,748	(114,648)	221,100
Institutional International Growth	1,835,812	203,503	(77,342)	126,161
International Small Cap Growth	478,049	69,897	(22,650)	47,247
Emerging Markets Leaders	139,577	9,380	(1,983)	7,397
Emerging Markets Growth	940,601	76,299	(17,810)	58,489
Emerging Markets Small Cap Growth	268,751	34,432	(3,738)	30,694
Bond	543,078	22,222	(1,435)	20,787
Income	90,710	2,018	(374)	1,644
Low Duration	135,569	1,207	(753)	454
Macro Allocation	1,400,992	30,680	(23,962)	6,718

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains and losses, PFIC gains and losses, expiration of capital loss carryforward, paydown gains and losses, investments in real estate investment trusts and partnerships, and utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2015, the following reclassifications were recorded (in thousands):

June 30, 2016	William Blair Funds	133

	Accumulated	Accumulated
	Undistributed	Undistributed	Capital Paid
	Net Investment	Net Realized	in Excess
Fund	Income (Loss)	Gain/(Loss)	of Par Value
Growth	$ 250	$ 118	$ (368)
Large Cap Growth	4	(4)	—
Mid Cap Growth	1,275	13	(1,288)
Mid Cap Value	(5)	4	1
Small-Mid Cap Growth	3,239	513	(3,752)
Small-Mid Cap Value	(6)	7	(1)
Small Cap Growth	3,146	193	(3,339)
Small Cap Value	(808)	808	—
Global Leaders	(187)	187	—
International Leaders	(34)	34	—
International Equity	(4)	3	1
Institutional International Equity	(1)	3	(2)
International Growth	3,097	(3,097)	—
Institutional International Growth	1,512	(1,512)	—
International Small Cap Growth	6,190	(6,188)	(2)
Emerging Markets Leaders	150	(147)	(3)
Emerging Markets Growth	1,131	(1,134)	3
Emerging Markets Small Cap Growth	(1,847)	2,305	(458)
Bond	2,735	(2,734)	(1)
Income	1,116	8,074	(9,190)
Low Duration	2,732	(2,732)	—
Macro Allocation	(9,335)	9,335	—

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2014 was as follows (in thousands):

	Distributions Paid in 2015				Distributions Paid in 2014
	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$ 416	$ 1,808	$ 18,110	$ 78,627	$2,675	$ 6,408	$35,886	$85,974
Large Cap Growth	17	89	954	5,176	60	342	706	4,053
Mid Cap Growth	—	—	5,530	35,853	—	—	4,943	43,297
Mid Cap Value	2	10	149	438	2	50	23	442
Small-Mid Cap Growth	13	75	8,551	50,513	—	—	6,031	62,751
Small-Mid Cap Value	1	10	44	162	12	54	64	224
Small Cap Growth	—	—	9,437	20,150	940	2,145	24,996	56,995
Small Cap Value	—	1,363	107	1,836	34	1,020	1,401	18,381
Global Leaders	3	152	252	2,063	—	75	8	85
International Leaders	1	22	2	73	1	71	—	1
International Equity	26	750	—	—	21	576	—	—
International Growth	9,482	30,923	—	—	8,591	33,318	—	—
International Small Cap Growth	195	7,300	29	919	153	5,751	1,829	53,860

134	Semiannual Report	June 30, 2016

	Distributions Paid in 2015				Distributions Paid in 2014
	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Emerging Markets Leaders	$—	$105	$2	$44	$—	$69	$33	$718
Emerging Markets Growth	—	—	107	1,427	75	1,350	688	8,980
Emerging Markets Small Cap Growth	—	—	474	6,262	15	558	434	4,997
Bond	1,822	6,812	—	—	463	5,570	—	3
Income	1,007	1,971	—	—	1,089	1,984	—	—
Low Duration	95	2,839	—	—	138	3,119	—	—
Macro Allocation	915	10,747	—	—	7,774	32,682	—	—

	Distributions Paid in 2015		Distributions Paid in 2014
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Institutional	Institutional	Institutional	Institutional
Global Leaders	$ 552	$ 6,144	$ 301	$ 165
International Leaders	323	578	738	8
Institutional International Equity	156	—	293	—
Institutional International Growth	13,779	15,858	47,484	186,607
International Small Cap Growth	4,603	557	4,140	32,999
Emerging Markets Leaders	331	126	303	1,894
Emerging Markets Growth	—	8,324	7,711	42,214
Emerging Markets Small Cap Growth	1	4,988	732	5,385
Bond	3,598	—	3,958	2
Low Duration	1,185	—	1,371	—
Macro Allocation	4,368	—	8,256	—

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows (in thousands):

		Accumulated	Undistributed	Net Unrealized
	Undistributed	Capital and	Long-Term	Appreciation/
Fund	Ordinary Income	Other Losses	Capital Gain	(Depreciation)
Growth	$ —	$ —	$13,627	$ 169,039
Large Cap Growth	57	(301)	—	12,641
Mid Cap Growth	—	—	7,330	11,482
Mid Cap Value	6	—	108	380
Small-Mid Cap Growth	—	—	8,148	145,266
Small-Mid Cap Value	4	—	28	327
Small Cap Growth	—	—	4,135	36,487
Small Cap Value	237	—	6,259	62,105
Global Leaders	—	(23)	794	17,012
International Leaders	595	(65)	—	9,858
International Equity	850	(74,849)	—	4,813
Institutional International Equity	2	(90,033)	—	703
International Growth	34,033	(395,163)	—	290,964
Institutional International Growth	14,993	(38,368)	—	176,546
International Small Cap Growth	—	(1,400)	96	55,847
Emerging Markets Leaders	77	(8,757)	—	(9,098)
Emerging Markets Growth	4,462	(51,589)	—	(46,514)
Emerging Markets Small Cap Growth	—	(2,116)	796	790
Bond	2	(2,339)	—	(2,243)
Income	15	(21,125)	—	(219)
Low Duration	65	(17,424)	—	(495)
Macro Allocation	—	(122,596)	—	(47,412)

June 30, 2016	William Blair Funds	135

As of December 31, 2015, the Funds have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Fund	2016	2017	2018	Total
International Equity	$—	$74,815	$—	$74,815
Institutional International Equity	—	90,030	—	90,030
International Growth	—	358,606	—	358,606
Income	14,459	4,577	—	19,036
Low Duration	—	—	955	955

Income Fund had $9,190 (in thousands) of capital loss carryforward that expired in 2015 unused.

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year in which the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

As of December 31, 2015, the Funds incurred the following capital losses which will not expire (in thousands):

	Short-	Long-
Fund	Term	Term
International Leaders	$65	$—
International Growth	36,557	—
Institutional International Growth	34,229	—
Emerging Markets Leaders	5,694	—
Emerging Markets Growth	27,954	—
Bond	1,545	794
Income	787	1,194
Low Duration	8,090	8,099
Macro Allocation	75,778	37,778

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2015. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2015.

As of December 31, 2015, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
Fund	Ordinary Income	Short-Term Capital	Long-Term Capital
Large Cap Growth	$—	$141	$160
Global Leaders	23	—	—
International Equity	—	34	—
Institutional International Equity	3	—	—
Institutional International Growth	—	4,139	—
International Small Cap Growth	1,400	—	—
Emerging Markets Leaders	—	2,797	266
Emerging Markets Growth	—	20,829	2,806
Emerging Markets Small Cap Growth	—	2,116	—
Income	—	75	33
Low Duration	—	115	165
Macro Allocation	9,040	—	—

136	Semiannual Report	June 30, 2016

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. As of June 30, 2016, each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. When a Fund sells TBAs, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security.

(g) Securities Sold, Not Yet Purchased

A Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the price it sold the security short.

(h) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(i) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(j) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss) to capital paid in excess of par value. During the period ended June 30, 2016, the Small-Mid Cap Growth and Institutional International Growth Funds redeemed in-kind fund share redemptions of $47,902 and $210,330 (in thousands), respectively, with securities rather than cash and recognized net realized gains of $13,849 and $23,687 (in thousands), respectively, on the securities distributed to shareholders.

June 30, 2016	William Blair Funds	137

(3) Valuation

(a) Investment Valuation

The value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a security may be different from the last sale price (or the mean between the last reported bid and ask prices).

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. Futures contracts (and options and swaps thereon) are valued at the most recent settlement price on the exchange on which they are traded most extensively. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Over-the-Counter (“OTC”) swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Centrally cleared swaps listed or settled on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices.

Investments in other investment funds that are not exchange-traded funds are valued at the underlying fund’s ending net asset value on the date of valuation.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

As of June 30, 2016, there were securities held in the International Growth, Institutional International Growth and Emerging Markets Small Cap Growth Funds requiring fair valuation pursuant to the Valuation Procedures.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

138	Semiannual Report	June 30, 2016

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation technique applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices, dealer quotes, transaction prices for securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments

Repurchase agreements are valued at cost, which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized as Level 2 of the fair value hierarchy.

Any transfers between Level 1 and Level 2 are disclosed, effective as of the beginning of the period, in the following tables with the reasons for the transfers disclosed in a note to the tables, if applicable. Transfer amounts are based on end of period values.

June 30, 2016	William Blair Funds	139

As of June 30, 2016, the hierarchical input levels of securities in each Fund, segregated by security class or other financial instruments, are as follows (in thousands):

Investments in securities		Growth	Large Cap Growth	Mid Cap Growth	Mid Cap Value
Level 1—Quoted prices
Common Stocks		$763,049	$84,510	$147,469	$3,445
Level 2—Other significant observable inputs
Short-Term Investments		40,582	922	5,673	104
Level 3—Significant unobservable inputs
None		—	—	—	—
Total investments in securities		$803,631	$85,432	$153,142	$3,549

Investments in securities		Small-Mid Cap Growth	Small-Mid Cap Value	Small Cap Growth	Small Cap Value
Level 1—Quoted prices
Common Stocks		$1,228,820	$4,421	$341,020	$575,482
Exchange-Traded Fund		—	—	7,574	—
Level 2—Other significant observable inputs
Short-Term Investments		26,223	112	10,008	16,816
Level 3—Significant unobservable inputs
None		—	—	—	—
Total investments in securities		$1,255,043	$4,533	$358,602	$592,298

Investments in securities	Global Leaders	International Leaders	International Equity	Institutional International Equity	International Growth
Level 1—Quoted prices
Common Stocks	$116,570	$ 34,788	$16,209	$ 3,632	$ 568,455
Level 2—Other significant observable inputs
Affiliated Fund	—	—	—	—	174
Common Stocks	59,465	158,349	54,196	12,032	2,581,005
Short-Term Investments	3,535	3,735	320	117	84,835
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—
Total investments in securities	$179,570	$196,872	$70,725	$15,781	$3,234,469
Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2 (a)	$ 50,539	$126,833	$45,195	$10,017	$2,003,629
Transfers from Level 2 to Level 1	—	—	—	—	—

Investments in securities	Institutional International Growth	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets Small Cap Growth
Level 1—Quoted prices
Common Stocks	$ 354,135	$ 67,896	$ 38,458	$ 266,445	$ 59,458
Preferred Stock	—	—	1,566	5,553	—
Level 2—Other significant observable inputs
Affiliated Fund	108	—	—	213	—
Common Stocks	1,607,730	457,400	106,950	726,879	239,502
Short-Term Investments	64,947	19,794	3,835	6,993	1,579
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	485
Total investments in securities	$2,026,920	$545,090	$150,809	$1,006,083	$301,024
Level 1 and Level 2 transfers
Transfers from Level 1 to Level 2 (a)	$1,248,106	$344,994	$ 69,028	$ 473,724	$156,056
Transfers from Level 2 to Level 1	—	—	—	—	—

140	Semiannual Report	June 30, 2016

Investments in securities	Bond	Income	Low Duration	Macro Allocation
Assets
Level 1—Quoted Prices
Exchange-Traded Funds	$—	$—	$—	$1,106,584
Purchased Options	2	1	2	5,715
Level 2—Other significant observable inputs
Asset-Backed Securities	13,805	8,625	36,020	—
Commercial Paper	5,000	—	—	—
Corporate Obligation/Notes	256,931	29,773	28,019	—
Purchased Options	—	—	—	208
Short-Term Investments	5,763	992	1,656	307,110
U.S. Government and U.S. Government Agency	288,127	53,956	82,329	300,642
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1 - Quoted Prices
Written Options	—	—	—	(5,439)
Level 2 - Other significant observable inputs
None	—	—	—	—
Level 3 - Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$569,628	$93,347	$148,026	$1,714,820
Other financial instruments
Assets
Level 1—Quoted Prices
Futures Contracts	$—	$—	$—	$11,307
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	24,581
Swaps	—	—	—	5,085
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted Prices
Futures Contracts	—	—	—	(7,867)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	(19,999)
Futures Contracts	—	—	—	(1,478)
Swaps	(10)	—	—	(15,048)
U.S Government and U.S. Government Agency	—	—	(10,347)	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total other financial instruments	$(10)	$—	$(10,347)	$(3,419)

(a)	Fair valuation estimates were obtained from the Funds’ pricing vendor and applied to certain foreign securities at June 30, 2016, but not at December 31, 2015.

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the International Growth, Institutional International Growth and Emerging Markets Small Cap Growth Funds were determined in good faith by the Pricing Committee, pursuant to the Valuation Procedures approved by the Board of Trustees. There were various factors considered in reaching this fair value determination, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, analysis of the company’s performance and market trends that influence its performance. Level 3 securities represented 0.00%, 0.00%, and 0.16% as a percentage of net assets in the International Growth, Institutional International Growth and Emerging Markets Small Cap Growth Funds, respectively. The change in net unrealized gain (loss) related to those securities held at June 30, 2016 is included in the change in net unrealized appreciation (depreciation) of investments on the Statements of Operations.

June 30, 2016	William Blair Funds	141

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Domestic Equity Funds
Growth	0.75%
Large Cap Growth	0.70%
Mid Cap Growth	0.95%
Mid Cap Value	0.95%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value	1.00%
Small Cap Growth	1.10%
Small Cap Value	1.10%

Fixed Income Funds
Bond	0.30%
Income[1]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%

Global Equity Fund
Global Leaders	1.00%
International Equity Funds
International Leaders	0.95%
International Equity:
First $250 million	1.00%
In excess of $250 million	0.90%
Institutional International Equity:
First $500 million	0.90%
Next $500 million	0.85%
In excess of $1 billion	0.80%
International Growth:
First $250 million	1.10%
Next $2.25 billion	1.00%
Next $2.5 billion	0.975%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

1	Management fee also includes a charge of 5% of gross income.

142	Semiannual Report	June 30, 2016

Some of the Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for expenses in excess of the agreed upon rate. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser on the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. Under the terms of the agreement, the Adviser has agreed to waive its management fees and/or absorb other operating expenses through April 30, 2017, if total expenses for each class of the following Funds exceed the following rates (as a percentage of average daily net assets):

	Class N			Class I			Institutional Class
Fund	Effective May 1, 2016 through April 30, 2017	Effective May 1, 2015 through April 30, 2016		Effective May 1, 2016 through April 30, 2017	Effective May 1, 2015 through April 30, 2016		Effective May 1, 2016 through April 30, 2017	Effective May 1, 2015 through April 30, 2016
Growth	N/A	N/A		N/A	N/A		N/A	N/A
Large Cap Growth	1.05%	1.05%		0.80%	0.80%		N/A	N/A
Mid Cap Growth	1.30%	1.30%		1.05%	1.05%		N/A	N/A
Mid Cap Value	1.30%	1.30%		1.05%	1.05%		N/A	N/A
Small-Mid Cap Growth	1.35%	1.35%		1.10%	1.10%		N/A	N/A
Small-Mid Cap Value	1.35%	1.35%		1.10%	1.10%		N/A	N/A
Small Cap Growth	1.50%	1.50%		1.25%	1.25%		N/A	N/A
Small Cap Value	1.50%	1.50%		1.25%	1.25%		N/A	N/A
Global Leaders	1.40%	1.40%		1.15%	1.15%		1.00%	1.00%
International Leaders	1.35%	1.35%		1.10%	1.10%		0.95%	0.95%
International Equity	1.30%	1.30%		1.05%	1.05%		N/A	N/A
Institutional International Equity	N/A	N/A		N/A	N/A		1.00%	1.00%
International Growth	1.45%	1.45%		1.20%	1.20%		N/A	N/A
Institutional International Growth	N/A	N/A		N/A	N/A		N/A	N/A
International Small Cap Growth	1.65%	1.65%		1.40%	1.40%		1.25%	1.25%
Emerging Markets Leaders	1.65%	1.65%		1.40%	1.40%		1.25%	1.25%
Emerging Markets Growth	1.70%	1.70%		1.45%	1.45%		1.30%	1.30%
Emerging Markets Small Cap Growth	1.65%	1.65%		1.40%	1.40%		1.25%	1.25%
Bond	0.65%	0.65%		0.50%	0.50%		0.35%	0.35%
Income	0.85%	0.85%		0.70%	0.70%		N/A	N/A
Low Duration	0.70%	0.70%		0.55%	0.55%		0.40%	0.40%
Macro Allocation	1.35%	1.35	%(a)	1.10%	1.10	%(a)	0.95%	0.95	%(a)

(a)	Effective March 1, 2015 through April 30, 2016.

June 30, 2016	William Blair Funds	143

For the period ended June 30, 2016, the fee waivers and/or reimbursements received by each Fund (including the expense limitation described above and the shareholder administration fee waiver described below) were as follows (in thousands):

Fund	Fund Level Waiver	Class N Specific Waiver	Class I Specific Waiver	Total Waiver
Large Cap Growth	30	7	20	57
Mid Cap Growth	37	14	91	142
Mid Cap Value	53	—	—	53
Small-Mid Cap Growth	—	71	377	448
Small-Mid Cap Value	60	—	1	61
Small Cap Growth	—	50	69	119
Small Cap Value	—	7	96	103
Global Leaders	98	4	33	135
International Leaders	114	—	12	126
International Equity	74	1	26	101
Institutional International Equity	54	—	—	54
International Small Cap Growth	—	8	252	260
Emerging Markets Leaders	85	1	21	107
Emerging Markets Growth	—	7	76	83
Emerging Markets Small Cap Growth	98	8	112	218
Bond	52	111	207	370
Low Duration	28	4	82	114
Macro Allocation	—	93	818	911

(b) Underwriting, Distribution Services, and Shareholder Administration Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Institutional International Equity Fund and Institutional International Growth Fund, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Income and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds have a Shareholder Administration Agreement with WBC to provide shareholder administration services to Class N and Class I shares. Class N and Class I shares of the Funds have agreed to pay an annual fee, payable monthly, of 0.15% of average daily net assets attributable to each class, respectively. Beginning in 2013, the SEC conducted a limited scope examination of a number of mutual fund sponsors, including WBC, regarding distribution and servicing of mutual fund shares through intermediaries. In November 2014, the SEC informed WBC that it had opened a non-public investigation with respect to shareholder administration fees paid by the applicable Funds. The investigation does not involve the investment management operations of the Funds. In December 2015, the SEC staff sent WBC a notification that staff intended to recommend an enforcement action against WBC to the SEC Commissioners (Wells Notice), and WBC has submitted a response. At this time, it is unclear whether or not the Commission will allow the matter to enter enforcement proceedings. While WBC believes that any possible claims made by the staff would be without merit, WBC cannot predict the outcome of any enforcement proceeding the SEC may choose to bring. The shareholder administration fee for each Fund is currently being waived by WBC. This waiver will not be removed without approval of the Board of Trustees.

144	Semiannual Report	June 30, 2016

For the period ended June 30, 2016, the following shareholder administration fees were incurred and waived (in thousands):

Fund	Class N	Class I	Total	Total Waived	Net Total Shareholder Administration Fee
Global Leaders	$4	$33	$37	$ 37	$—
International Leaders	—	12	12	12	—
International Small Cap Growth	8	252	260	260	—
Emerging Markets Leaders	1	21	22	22	—
Emerging Markets Growth	7	76	83	83	—
Emerging Markets Small Cap Growth	8	112	120	120	—
Bond	108	207	315	315	—
Low Duration	4	82	86	86	—
Macro Allocation	93	818	911	911	—

(5) Investment Transactions

Investment transactions, excluding money market instruments, repurchase agreements and U.S. government securities for the period ended June 30, 2016, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$192,367	$248,140
Large Cap Growth	28,132	12,420
Mid Cap Growth	58,434	107,475
Mid Cap Value	1,122	529
Small-Mid Cap Growth	440,793	410,955
Small-Mid Cap Value	756	594
Small Cap Growth	180,155	208,702
Small Cap Value	80,926	133,781
Global Leaders	74,459	78,865
International Leaders	109,048	25,656
International Equity	30,131	20,548
Institutional International Equity	5,464	5,235
International Growth	1,462,185	1,694,947
Institutional International Growth	910,787	1,096,978
International Small Cap Growth	204,175	203,849
Emerging Markets Leaders	99,405	82,538
Emerging Markets Growth	546,942	456,423
Emerging Markets Small Cap Growth	224,187	218,973
Bond	174,744	50,230
Income	17,793	10,532
Low Duration	110,723	77,544
Macro Allocation	237,264	299,507

Transactions in written call and put options for Macro Allocation Fund for the period ended June 30, 2016 were as follows:

	# of Contracts	Premium (in thousands)
Balance at December 31, 2015	4,746	$652
Sales	41,664	12,654
Closing Buys	(17,694)	(5,575)
Expirations	(5,715)	(1,377)
Balance at June 30, 2016	23,001	$6,354

June 30, 2016	William Blair Funds	145

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. Macro Allocation Fund may also use derivative instruments to obtain investment exposures. The derivative instruments held as of June 30, 2016, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the period ended June 30, 2016.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by Macro Allocation Fund with various counterparties and allow Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (“initial margin deposit”). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker. Futures held through swaps are marked to market daily, however, a Fund does not make or receive cash payments to/from the broker. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Writing options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset on the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability on the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed on the Statement of Operations.

Forward Foreign Currency Contracts

The Global Equity, International Equity and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

146	Semiannual Report	June 30, 2016

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. A Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer, a Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, or the variance strike price of the reference entity, to the receiver for the floating rate, or realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final realized variance price is

June 30, 2016	William Blair Funds	147

less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

The following table presents the value of financial derivative instruments, by primary risk exposure, as of June 30, 2016 and their respective location on the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Bond
Interest rate	Investments in securities, at value	$2	None	$—
Credit	Receivable for variation margin on centrally cleared swaps	—	Payable for variation margin on centrally cleared swaps	10
Income
Interest rate	Investments in securities, at value	1	None	—
Low Duration
Interest rate	Investments in securities, at value	2	None	—
Macro Allocation
Credit	Receivable for variation margin on centrally cleared swaps	—	Payable for variation margin on centrally cleared swaps	921
Currency	Unrealized appreciation on forward currency contracts	24,581	Unrealized depreciation on forward currency contracts	19,999
Equity	Investments in securities, at value	5,923	Options written, at value	5,439
Equity	Receivable for variation margin on futures	11,000	Payable for variation margin on futures	5,229
Equity	Unrealized appreciation on swap contract	5,085	Unrealized depreciation on swap contract	10,785
Interest rate	Receivable for variation margin on futures	307	Payable for variation margin on futures	4,116
Interest rate	Unrealized appreciation on swap contract	—	Unrealized depreciation on swap contract	3,342

148	Semiannual Report	June 30, 2016

The following table indicates the effect of derivatives, by primary risk exposure, on the Statements of Operations for the period ended June 30, 2016 (in thousands):

	Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Bond
Interest Rate	Options	$—	Options	$—
Credit	Swaps	(121)	Swaps	27
Income
Interest Rate	Options	—	Options	—
Low Duration
Interest Rate	Options	—	Options	—
Macro Allocation
Credit	Swaps	1,067	Swaps	(1,078)
Currency	Forward foreign currency contracts	24,603	Forward foreign currency contracts	2,849
Currency	Options	1,233	Options	1,355
Equity	Futures Contracts	(48,906)	Futures Contracts	2,674
Equity	Options	(6,190)	Options	(718)
Equity	Swaps	(4,081)	Swaps	(2,555)
Interest rate	Futures Contracts	(5,745)	Futures Contracts	(3,340)
Interest Rate	Options	(2,612)	Options	795
Interest Rate	Swaps	(1,351)	Swaps	(2,546)

The following table indicates gross OTC derivative asset exposure, by investment type, included in the Statements of Assets and Liabilities at June 30, 2016 (in thousands):

				Net Amounts of	Gross Amounts Not Offset
			Gross Amounts	Assets	in the Statements
	Gross		Offset in the	Presented in the	of Assets and Liabilities
	Amounts of		Statements of	Statements of		Cash
	Recognized		Assets and	Assets and	Financial	Collateral	Net
Description	Assets		Liabilities	Liabilities	Instruments	Received	Amount
Macro Allocation
Citibank N.A.
Forward foreign currency contracts	$24,581		$(19,999)	$4,582	$ —	$ —	$4,582
Swaps	1,915		(1,444)	471	—	—	471
Credit Suisse
Option	208		—	208	—	—	208
Swaps	3,064		(3,064)	—	—	—	—
Goldman Sachs
Option	—	(a)	—	—	—	—	—
Swaps	106		(106)	—	—	—	—

(a) Amount rounds to less than minimum amount disclosed.

The following table indicates gross OTC derivative liability exposure, by investment type, included in the Statements of Assets and Liabilities at June 30, 2016 (in thousands):

			Net Amounts of	Gross Amounts Not Offset
		Gross Amounts	Liabilities	in the Statements
	Gross	Offset in the	Presented in the	of Assets and Liabilities
	Amounts of	Statements of	Statements of		Cash	Net Amount
	Recognized	Assets and	Assets and	Financial	Collateral	(not less
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	than zero)
Macro Allocation
Citibank N.A.
Forward foreign currency contracts	$19,999	$(19,999)	$—	$—	$—	$—
Swaps	1,444	(1,444)	—	—	—	—
Credit Suisse
Swaps	3,141	(3,064)	77	9,695	—	—
Goldman Sachs
Swaps	9,542	(106)	9,436	8,941	—	—

June 30, 2016	William Blair Funds	149

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the period ended June 30, 2016 (in thousands):

								Class N
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$6,543	$—	$26,478	$(19,935)	555	—	2,224	(1,669)
Large Cap Growth	3,474	—	1,678	1,796	358	—	170	188
Mid Cap Growth	1,813	—	4,378	(2,565)	169	—	407	(238)
Mid Cap Value	568	—	73	495	56	—	7	49
Small-Mid Cap Growth	64,575	—	31,238	33,337	3,672	—	1,766	1,906
Small-Mid Cap Value	42	—	38	4	4	—	3	1
Small Cap Growth	3,816	—	14,279	(10,463)	180	—	660	(480)
Small Cap Value	3,600	—	7,873	(4,273)	218	—	468	(250)
Global Leaders	905	—	351	554	81	—	32	49
International Leaders	234	—	64	170	19	—	5	14
International Equity	303	—	400	(97)	23	—	30	(7)
International Growth	78,039	—	264,495	(186,456)	3,424	—	11,547	(8,123)
International Small Cap Growth	706	—	842	(136)	55	—	65	(10)
Emerging Markets Leaders	2,761	—	2,585	176	359	—	333	26
Emerging Markets Growth	103	—	552	(449)	10	—	53	(43)
Emerging Markets Small Cap Growth	946	—	1,408	(462)	66	—	100	(34)
Bond	32,645	2,598	27,732	7,511	3,105	246	2,641	710
Income	4,495	475	3,301	1,669	501	53	368	186
Low Duration	5,154	56	1,353	3,857	562	6	148	420
Macro Allocation	13,613	—	61,771	(48,158)	1,220	—	5,509	(4,289)

								Class I
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$36,802	$—	$52,502	$(15,700)	2,880	—	4,111	(1,231)
Large Cap Growth	19,881	—	6,206	13,675	1,968	—	605	1,363
Mid Cap Growth	6,455	—	49,264	(42,809)	573	—	4,303	(3,730)
Mid Cap Value	221	—	29	192	22	—	3	19
Small-Mid Cap Growth	199,234	—	177,424	21,810	10,969	—	9,767	1,202
Small-Mid Cap Value	247	—	112	135	19	—	9	10
Small Cap Growth	21,991	—	32,917	(10,926)	982	—	1,448	(466)
Small Cap Value	47,614	—	94,426	(46,812)	2,824	—	5,733	(2,909)
Global Leaders	5,191	—	4,174	1,017	485	—	397	88
International Leaders	12,878	—	5,366	7,512	1,018	—	432	586
International Equity	8,749	—	608	8,141	646	—	45	601
International Growth	172,370	—	284,387	(112,017)	7,253	—	11,765	(4,512)
International Small Cap Growth	37,573	—	39,043	(1,470)	2,916	—	2,984	(68)
Emerging Markets Leaders	1,921	—	7,950	(6,029)	257	—	1,072	(815)
Emerging Markets Growth	9,858	—	37,490	(27,632)	920	—	3,749	(2,829)
Emerging Markets Small Cap Growth	19,800	—	18,635	1,165	1,378	—	1,342	36
Bond	91,899	4,222	29,381	66,740	8,853	404	2,824	6,433
Income	3,652	863	9,506	(4,991)	410	97	1,067	(560)
Low Duration	20,477	1,086	12,508	9,055	2,234	118	1,364	988
Macro Allocation	247,938	—	305,818	(57,880)	21,918	—	27,173	(5,255)

150	Semiannual Report	June 30, 2016

							Institutional Class
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$24,571	$—	$33,105	$(8,534)	2,205	—	2,987	(782)
International Leaders	77,244	—	15	77,229	6,190	—	—	6,190
Institutional International Equity	69	—	—	69	6	—	—	6
Institutional International Growth	79,080	—	289,068	(209,988)	5,551	—	20,420	(14,869)
International Small Cap Growth	8,240	—	15,881	(7,641)	628	—	1,185	(557)
Emerging Markets Leaders	43,798	—	19,784	24,014	5,646	—	2,705	2,941
Emerging Markets Growth	174,052	—	55,444	118,608	16,099	—	5,408	10,691
Emerging Markets Small Cap Growth	6,211	—	973	5,238	442	—	68	374
Bond	4,843	1,941	6,794	(10)	466	186	655	(3)
Low Duration	9,000	325	5,689	3,636	982	36	621	397
Macro Allocation	133,031	—	29,482	103,549	11,812	—	2,629	9,183

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars					Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$43,345	$—	$78,980	$(35,635)	3,435	—	6,335	(2,900)
Large Cap Growth	23,355	—	7,884	15,471	2,326	—	775	1,551
Mid Cap Growth	8,268	—	53,642	(45,374)	742	—	4,710	(3,968)
Mid Cap Value	789	—	102	687	78	—	10	68
Small-Mid Cap Growth	263,809	—	208,662	55,147	14,641	—	11,533	3,108
Small-Mid Cap Value	289	—	150	139	23	—	12	11
Small Cap Growth	25,807	—	47,196	(21,389)	1,162	—	2,108	(946)
Small Cap Value	51,214	—	102,299	(51,085)	3,042	—	6,201	(3,159)
Global Leaders	30,667	—	37,630	(6,963)	2,771	—	3,416	(645)
International Leaders	90,356	—	5,445	84,911	7,227	—	437	6,790
International Equity	9,052	—	1,008	8,044	669	—	75	594
Institutional International Equity	69	—	—	69	6	—	—	6
International Growth	250,409	—	548,882	(298,473)	10,677	—	23,312	(12,635)
Institutional International Growth	79,080	—	289,068	(209,988)	5,551	—	20,420	(14,869)
International Small Cap Growth	46,519	—	55,766	(9,247)	3,599	—	4,234	(635)
Emerging Markets Leaders	48,480	—	30,319	18,161	6,262	—	4,110	2,152
Emerging Markets Growth	184,013	—	93,486	90,527	17,029	—	9,210	7,819
Emerging Markets Small Cap Growth	26,957	—	21,016	5,941	1,886	—	1,510	376
Bond	129,387	8,761	63,907	74,241	12,424	836	6,120	7,140
Income	8,147	1,338	12,807	(3,322)	911	150	1,435	(374)
Low Duration	34,631	1,467	19,550	16,548	3,778	160	2,133	1,805
Macro Allocation	394,582	—	397,071	(2,489)	34,950	—	35,311	(361)

June 30, 2016	William Blair Funds	151

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2015 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$20,920	$18,415	$155,588	$(116,253)	1,510	1,477	11,153	(8,166)
Large Cap Growth	3,479	966	2,462	1,983	315	96	226	185
Mid Cap Growth	5,086	4,873	16,859	(6,900)	358	436	1,203	(409)
Mid Cap Value	632	151	127	656	50	15	10	55
Small-Mid Cap Growth	113,394	8,500	28,874	93,020	5,722	460	1,469	4,713
Small-Mid Cap Value	72	7	100	(21)	5	1	7	(1)
Small Cap Growth	11,167	9,324	41,312	(20,821)	440	416	1,662	(806)
Small Cap Value	5,971	107	10,763	(4,685)	344	6	616	(266)
Global Leaders	766	246	275	737	61	21	22	60
International Leaders	226	2	8	220	18	—	1	17
International Equity	279	26	830	(525)	19	2	57	(36)
International Growth	359,131	9,388	312,397	56,122	14,223	378	12,310	2,291
International Small Cap Growth	2,310	205	5,668	(3,153)	176	15	439	(248)
Emerging Markets Leaders	6,520	2	6,488	34	751	—	746	5
Emerging Markets Growth	2,105	97	3,386	(1,184)	164	9	289	(116)
Emerging Markets Small Cap Growth	5,302	473	3,847	1,928	319	32	240	111
Bond	137,843	1,819	14,345	125,317	13,112	173	1,372	11,913
Income	13,105	972	14,256	(179)	1,439	107	1,574	(28)
Low Duration	1,525	49	3,744	(2,170)	164	5	403	(234)
Macro Allocation	180,974	898	162,486	19,386	14,474	79	13,669	884

								Class I
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$101,867	$77,422	$125,622	$53,667	6,840	5,761	8,641	3,960
Large Cap Growth	13,673	4,410	8,280	9,803	1,213	418	736	895
Mid Cap Growth	28,076	34,703	159,407	(96,628)	1,907	2,974	10,676	(5,795)
Mid Cap Value	29	422	1,620	(1,169)	2	43	124	(79)
Small-Mid Cap Growth	314,765	48,836	122,703	240,898	15,422	2,545	6,027	11,940
Small-Mid Cap Value	363	129	402	90	27	10	30	7
Small Cap Growth	82,937	19,650	175,942	(73,355)	3,105	816	6,445	(2,524)
Small Cap Value	168,226	2,938	103,403	67,761	9,544	173	5,798	3,919
Global Leaders	11,928	2,130	19,402	(5,344)	963	185	1,586	(438)
International Leaders	4,408	96	1,095	3,409	340	7	83	264
International Equity	5,376	680	10,778	(4,722)	365	49	730	(316)
International Growth	477,894	27,497	523,541	(18,150)	17,911	1,082	19,687	(694)
International Small Cap Growth	62,196	6,895	116,983	(47,892)	4,698	511	8,807	(3,598)
Emerging Markets Leaders	15,832	113	5,667	10,278	1,800	15	709	1,106
Emerging Markets Growth	46,581	1,207	55,599	(7,811)	3,709	109	4,716	(898)
Emerging Markets Small Cap Growth	107,086	4,486	51,918	59,654	6,516	302	3,162	3,656
Bond	136,906	4,457	45,989	95,374	13,136	426	4,406	9,156
Income	10,900	1,714	13,153	(539)	1,216	191	1,466	(59)
Low Duration	41,356	1,978	38,076	5,258	4,452	213	4,113	552
Macro Allocation	1,054,314	8,797	456,003	607,108	85,643	772	38,103	48,312

152	Semiannual Report	June 30, 2016

							Institutional Class
				Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$29,091	$6,610	$1,181	$34,520	2,398	574	95	2,877
International Leaders	19,418	675	(1)	20,094	1,480	53	—	1,533
Institutional International Equity	2,425	156	1,154	1,427	187	13	91	109
Institutional International Growth	297,180	28,849	305,026	21,003	18,912	1,922	19,237	1,597
International Small Cap Growth	13,840	4,777	61,465	(42,848)	1,040	352	4,482	(3,090)
Emerging Markets Leaders	58,828	434	28,442	30,820	6,983	56	3,358	3,681
Emerging Markets Growth	266,522	7,305	221,791	52,036	22,032	656	17,376	5,312
Emerging Markets Small Cap Growth	10,974	4,600	2,911	12,663	660	309	186	783
Bond	25,382	3,259	18,526	10,115	2,443	311	1,756	998
Low Duration	4,653	1,069	50,966	(45,244)	497	115	5,489	(4,877)
Macro Allocation	324,009	4,325	27,615	300,719	26,463	379	2,365	24,477

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$122,787	$95,837	$281,210	$(62,586)	8,350	7,238	19,794	(4,206)
Large Cap Growth	17,152	5,376	10,742	11,786	1,528	514	962	1,080
Mid Cap Growth	33,162	39,576	176,266	(103,528)	2,265	3,410	11,879	(6,204)
Mid Cap Value	661	573	1,747	(513)	52	58	134	(24)
Small-Mid Cap Growth	428,159	57,336	151,577	333,918	21,144	3,005	7,496	16,653
Small-Mid Cap Value	435	136	502	69	32	11	37	6
Small Cap Growth	94,104	28,974	217,254	(94,176)	3,545	1,232	8,107	(3,330)
Small Cap Value	174,197	3,045	114,166	63,076	9,888	179	6,414	3,653
Global Leaders	41,785	8,986	20,858	29,913	3,422	780	1,703	2,499
International Leaders	24,052	773	1,102	23,723	1,838	60	84	1,814
International Equity	5,655	706	11,608	(5,247)	384	51	787	(352)
Institutional International Equity	2,425	156	1,154	1,427	187	13	91	109
International Growth	837,025	36,885	835,938	37,972	32,134	1,460	31,997	1,597
Institutional International Growth	297,180	28,849	305,026	21,003	18,912	1,922	19,237	1,597
International Small Cap Growth	78,346	11,877	184,116	(93,893)	5,914	878	13,728	(6,936)
Emerging Markets Leaders	81,180	549	40,597	41,132	9,534	71	4,813	4,792
Emerging Markets Growth	315,208	8,609	280,776	43,041	25,905	774	22,381	4,298
Emerging Markets Small Cap Growth	123,362	9,559	58,676	74,245	7,495	643	3,588	4,550
Bond	300,131	9,535	78,860	230,806	28,691	910	7,534	22,067
Income	24,005	2,686	27,409	(718)	2,655	298	3,040	(87)
Low Duration	47,534	3,096	92,786	(42,156)	5,113	333	10,005	(4,559)
Macro Allocation	1,559,297	14,020	646,104	927,213	126,580	1,230	54,137	73,673

June 30, 2016	William Blair Funds	153

Financial Highlights

Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.52	$13.55	$14.79	$12.05	$10.73	$11.28
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.07)	(0.07)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.22)	0.75	1.03	4.25	1.69	(0.19)
Total from investment operations	(0.24)	0.71	0.96	4.18	1.68	(0.23)
Less distributions from:
Net investment income	—	—	—	—	0.00 ^	—
Net realized gain	—	1.74	2.20	1.44	0.36	0.32
Total distributions	—	1.74	2.20	1.44	0.36	0.32
Net asset value, end of year	$12.28	$12.52	$13.55	$14.79	$12.05	$10.73
Total return (%)*	(1.92)	5.31	6.59	35.00	15.67	(1.93)
Ratios to average daily net assets (%):**
Expenses	1.24	1.19	1.18	1.19	1.20	1.21
Net investment income (loss)	(0.29)	(0.29)	(0.50)	(0.51)	(0.06)	(0.37)
Class N net assets at end of year (in thousands)	$126,357	$149,754	$272,765	$291,326	$248,121	$204,476
Portfolio turnover rate (%)*	76	78	100	52	73	59

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.50	$14.43	$15.56	$12.58	$11.18	$11.71
Income (loss) from investment operations:
Net investment income (loss)	(0.00)^	0.01	(0.03)	(0.03)	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.24)	0.80	1.10	4.45	1.75	(0.20)
Total from investment operations	(0.24)	0.81	1.07	4.42	1.79	(0.20)
Less distributions from:
Net investment income	—	—	—	0.00 ^	0.03	0.01
Net realized gain	—	1.74	2.20	1.44	0.36	0.32
Total distributions	—	1.74	2.20	1.44	0.39	0.33
Net asset value, end of year	$13.26	$13.50	$14.43	$15.56	$12.58	$11.18
Total return (%)*	(1.78)	5.69	6.96	35.43	16.03	(1.60)
Ratios to average daily net assets (%):**
Expenses	0.89	0.89	0.86	0.85	0.89	0.86
Net investment income (loss)	0.07	0.06	(0.20)	(0.17)	0.30	(0.03)
Class I net assets at end of year (in thousands)	$668,090	$696,744	$688,038	$623,225	$468,124	$362,266
Portfolio turnover rate (%)*	76	78	100	52	73	59

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

154	Semiannual Report	June 30, 2016

Financial Highlights

Large Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.15	$10.46	$10.03	$8.14	$6.88	$7.14
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	(0.02)	(0.02)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.04)	0.75	1.46	2.70	1.28	(0.25)
Total from investment operations	(0.04)	0.73	1.44	2.67	1.26	(0.26)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.04	1.01	0.78	—	—
Total distributions	—	1.04	1.01	0.78	—	—
Net asset value, end of year	$10.11	$10.15	$10.46	$10.03	$8.14	$6.88
Total return (%)*	(0.39)	7.04	14.29	33.00	18.31	(3.64)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.05	1.07	1.13	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.25	1.28	1.31	1.46	1.57	1.51
Net investment income (loss), net of waivers and reimbursements	0.06	(0.22)	(0.23)	(0.36)	(0.21)	(0.13)
Net investment income (loss), before waivers and reimbursements	(0.14)	(0.43)	(0.41)	(0.62)	(0.58)	(0.44)
Class N net assets at end of year (in thousands)	$12,305	$10,443	$8,831	$6,678	$4,238	$3,387
Portfolio turnover rate (%)*	34	38	50	48	50	67

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015		2014		2013	2012		2011
Net asset value, beginning of year	$10.58	$10.84		$10.33		$8.35	$7.03		$7.30
Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.00	)^	0.00	^	(0.01)	0.00	^	0.01
Net realized and unrealized gain (loss) on investments	(0.05)	0.78		1.52		2.77	1.32		(0.27)
Total from investment operations	(0.03)	0.78		1.52		2.76	1.32		(0.26)
Less distributions from:
Net investment income	—	—		—		—	—		0.01
Net realized gain	—	1.04		1.01		0.78	—		—
Total distributions	—	1.04		1.01		0.78	—		0.01
Net asset value, end of year	$10.55	$10.58		$10.84		$10.33	$8.35		$7.03
Total return (%)*	(0.28)	7.26		14.65		33.24	18.78		(3.54)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.80	0.82		0.88		0.95	0.95		0.95
Expenses, before waivers and reimbursements	0.94	0.95		1.00		1.11	1.23		1.16
Net investment income (loss), net of waivers and reimbursements	0.32	0.03		0.02		(0.11)	0.03		0.11
Net investment income (loss), before waivers and reimbursements	0.18	(0.10)		(0.10)		(0.27)	(0.25)		(0.10)
Class I net assets at end of year (in thousands)	$73,268	$59,038		$50,778		$40,513	$24,175		$21,562
Portfolio turnover rate (%)*	34	38		50		48	50		67

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	155

Financial Highlights

Mid Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.28	$14.20	$15.21	$12.65	$11.66	$12.50
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.09)	(0.12)	(0.13)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.05)	0.04	1.26	3.74	1.29	0.25
Total from investment operations	(0.08)	(0.05)	1.14	3.61	1.27	0.17
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	2.87	2.15	1.05	0.28	1.01
Total distributions	—	2.87	2.15	1.05	0.28	1.01
Net asset value, end of year	$11.20	$11.28	$14.20	$15.21	$12.65	$11.66
Total return (%)*	(0.71)	(0.20)	7.53	28.77	10.90	1.65
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.30	1.32	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	1.48	1.43	1.35	1.42	1.42	1.43
Net investment income (loss), net of waivers and reimbursements	(0.57)	(0.65)	(0.80)	(0.90)	(0.15)	(0.65)
Net investment income (loss), before waivers and reimbursements	(0.75)	(0.76)	(0.80)	(0.97)	(0.22)	(0.73)
Class N net assets at end of year (in thousands)	$22,247	$25,105	$37,413	$41,849	$40,940	$30,093
Portfolio turnover rate (%)*	79	65	81	83	62	70

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.76	$14.65	$15.58	$12.91	$11.87	$12.68
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.06)	(0.09)	(0.10)	0.03	(0.05)
Net realized and unrealized gain (loss) on investments	(0.05)	0.04	1.31	3.82	1.31	0.25
Total from investment operations	(0.07)	(0.02)	1.22	3.72	1.34	0.20
Less distributions from:
Net investment income	—	—	—	—	0.02	—
Net realized gain	—	2.87	2.15	1.05	0.28	1.01
Total distributions	—	2.87	2.15	1.05	0.30	1.01
Net asset value, end of year	$11.69	$11.76	$14.65	$15.58	$12.91	$11.87
Total return (%)*	(0.60)	0.00	7.87	29.04	11.30	1.86
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.05	1.07	1.10	1.10	1.07	1.10
Expenses, before waivers and reimbursements	1.21	1.14	1.10	1.15	1.07	1.13
Net investment income (loss), net of waivers and reimbursements	(0.33)	(0.41)	(0.55)	(0.65)	0.19	(0.42)
Net investment income (loss), before waivers and reimbursements	(0.49)	(0.48)	(0.55)	(0.70)	0.19	(0.45)
Class I net assets at end of year (in thousands)	$129,939	$174,617	$302,373	$385,779	$329,295	$115,661
Portfolio turnover rate (%)*	79	65	81	83	62	70

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Semiannual Report	June 30, 2016

Financial Highlights

Mid Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.92	$12.88	$13.39	$11.39	$10.48	$10.75
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.07	0.03	0.05	0.08	0.12
Net realized and unrealized gain (loss) on investments	0.58	(0.36)	1.40	3.50	1.34	(0.17)
Total from investment operations	0.61	(0.29)	1.43	3.55	1.42	(0.05)
Less distributions from:
Net investment income	—	0.03	0.04	0.06	0.08	0.09
Net realized gain	—	2.64	1.90	1.49	0.43	0.13
Total distributions	—	2.67	1.94	1.55	0.51	0.22
Net asset value, end of year	$10.53	$9.92	$12.88	$13.39	$11.39	$10.48
Total return (%)*	6.15	(2.13)	10.83	31.46	13.54	(0.34)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.30	1.32	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	5.08	4.14	3.77	3.37	3.40	3.85
Net investment income (loss), net of waivers and reimbursements	0.57	0.59	0.23	0.36	0.70	1.15
Net investment income (loss), before waivers and reimbursements	(3.21)	(2.23)	(2.19)	(1.66)	(1.35)	(1.35)
Class N net assets at end of year (in thousands)	$1,251	$694	$189	$232	$79	$58
Portfolio turnover rate (%)*	61	53	33	42	63	69

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.94	$12.88	$13.40	$11.39	$10.48	$10.76
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.08	0.07	0.08	0.10	0.13
Net realized and unrealized gain (loss) on investments	0.58	(0.32)	1.39	3.51	1.35	(0.17)
Total from investment operations	0.62	(0.24)	1.46	3.59	1.45	(0.04)
Less distributions from:
Net investment income	—	0.06	0.08	0.09	0.11	0.11
Net realized gain	—	2.64	1.90	1.49	0.43	0.13
Total distributions	—	2.70	1.98	1.58	0.54	0.24
Net asset value, end of year	$10.56	$9.94	$12.88	$13.40	$11.39	$10.48
Total return (%)*	6.24	(1.73)	11.04	31.82	13.77	(0.25)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.05	1.07	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	4.75	3.77	3.08	3.04	3.13	3.60
Net investment income (loss), net of waivers and reimbursements	0.76	0.65	0.49	0.59	0.92	1.20
Net investment income (loss), before waivers and reimbursements	(2.94)	(2.05)	(1.49)	(1.35)	(1.11)	(1.30)
Class I net assets at end of year (in thousands)	$2,298	$1,974	$3,579	$4,225	$4,058	$4,515
Portfolio turnover rate (%)*	61	53	33	42	63	69

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	157

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$18.53	$18.72	$18.80	$14.21	$13.00	$14.40
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.10)	(0.12)	(0.15)	0.02	(0.11)
Net realized and unrealized gain (loss) on investments	0.23	0.93	1.68	6.01	1.57	0.03
Total from investment operations	0.18	0.83	1.56	5.86	1.59	(0.08)
Less distributions from:
Net investment income	—	—	—	—	0.02	—
Net realized gain	—	1.02	1.64	1.27	0.36	1.32
Total distributions	—	1.02	1.64	1.27	0.38	1.32
Net asset value, end of year	$18.71	$18.53	$18.72	$18.80	$14.21	$13.00
Total return (%)*	0.97	4.47	8.33	41.49	12.20	(0.27)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements	1.42	1.42	1.38	1.46	1.47	1.46
Net investment income (loss), net of waivers and reimbursements	(0.59)	(0.51)	(0.63)	(0.88)	0.16	(0.77)
Net investment income (loss), before waivers and reimbursements	(0.66)	(0.58)	(0.66)	(0.99)	0.04	(0.88)
Class N net assets at end of year (in thousands)	$206,875	$169,595	$83,047	$73,207	$42,015	$34,123
Portfolio turnover rate (%)*	58	44	49	53	82	76

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$19.25	$19.36	$19.34	$14.55	$13.32	$14.68
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.06)	(0.08)	(0.11)	0.07	(0.08)
Net realized and unrealized gain (loss) on investments	0.24	0.97	1.74	6.17	1.58	0.04
Total from investment operations	0.21	0.91	1.66	6.06	1.65	(0.04)
Less distributions from:
Net investment income	—	—	—	—	0.06	—
Net realized gain	—	1.02	1.64	1.27	0.36	1.32
Total distributions	—	1.02	1.64	1.27	0.42	1.32
Net asset value, end of year	$19.46	$19.25	$19.36	$19.34	$14.55	$13.32
Total return (%)*	1.09	4.74	8.62	41.89	12.36	0.01
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.17	1.15	1.15	1.10	1.20	1.12
Net investment income (loss), net of waivers and reimbursements	(0.35)	(0.28)	(0.38)	(0.62)	0.48	(0.54)
Net investment income (loss), before waivers and reimbursements	(0.42)	(0.33)	(0.43)	(0.62)	0.38	(0.56)
Class I net assets at end of year (in thousands)	$1,053,994	$1,019,544	$793,789	$617,374	$349,345	$219,474
Portfolio turnover rate (%)*	58	44	49	53	82	76

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Semiannual Report	June 30, 2016

Financial Highlights

Small-Mid Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014		2013	2012	2011(a)
Net asset value, beginning of year	$12.54	$13.63	$14.11		$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.04	0.00	^	0.00 ^	0.10	0.00	^
Net realized and unrealized gain (loss) on investments	0.74	(0.47)	0.64		4.06	1.15	0.45
Total from investment operations	0.77	(0.43)	0.64		4.06	1.25	0.45
Less distributions from:
Net investment income	—	0.01	—		—	0.09	—
Net realized gain	—	0.65	1.12		1.24	0.32	—
Total distributions	—	0.66	1.12		1.24	0.41	—
Net asset value, end of year	$13.31	$12.54	$13.63		$14.11	$11.29	$10.45
Total return (%)*	6.14	(3.13)	4.66		36.29	11.95	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.35	1.37	1.40		1.40	1.40	1.40
Expenses, before waivers and reimbursements	4.33	3.93	4.50		4.50	6.34	18.68
Net investment income (loss), net of waivers and reimbursements	0.41	0.27	0.02		(0.04)	0.87	0.53
Net investment income (loss), before waivers and reimbursements	(2.57)	(2.29)	(3.08)		(3.14)	(4.07)	(16.75)
Class N net assets at end of year (in thousands)	$915	$855	$946		$1,205	$950	$860
Portfolio turnover rate (%)*	36	35	69		61	56	1

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.54	$13.63	$14.12	$11.29	$10.45	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.07	0.05	0.03	0.13	0.00	^
Net realized and unrealized gain (loss) on investments	0.75	(0.47)	0.63	4.07	1.15	0.45
Total from investment operations	0.79	(0.40)	0.68	4.10	1.28	0.45
Less distributions from:
Net investment income	—	0.04	0.05	0.03	0.12	—
Net realized gain	—	0.65	1.12	1.24	0.32	—
Total distributions	—	0.69	1.17	1.27	0.44	—
Net asset value, end of year	$13.33	$12.54	$13.63	$14.12	$11.29	$10.45
Total return (%)*	6.30	(2.86)	4.96	36.69	12.22	4.50
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.10	1.12	1.15	1.15	1.15	1.15
Expenses, before waivers and reimbursements	4.12	3.72	4.16	4.24	5.88	18.43
Net investment income (loss), net of waivers and reimbursements	0.67	0.52	0.36	0.21	1.12	0.79
Net investment income (loss), before waivers and reimbursements	(2.35)	(2.08)	(2.65)	(2.88)	(3.61)	(16.49)
Class I net assets at end of year (in thousands)	$3,557	$3,220	$3,407	$2,073	$1,442	$1,296
Portfolio turnover rate (%)*	36	35	69	61	56	1

(a)	For the period from December 15, 2011 (Commencement of Operations) to December 31, 2011.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	159

Financial Highlights

Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$22.47	$25.61	$30.02	$23.68	$20.13	$23.22
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.22)	(0.30)	(0.26)	(0.22)	(0.28)
Net realized and unrealized gain (loss) on investments	0.97	(0.93)	1.02	12.52	3.87	(2.81)
Total from investment operations	0.88	(1.15)	0.72	12.26	3.65	(3.09)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.99	5.13	5.92	0.10	—
Total distributions	—	1.99	5.13	5.92	0.10	—
Net asset value, end of year	$23.35	$22.47	$25.61	$30.02	$23.68	$20.13
Total return (%)*	3.92	(4.44)	2.62	52.76	18.15	(13.31)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.60	1.59	1.56	1.57	1.59	1.59
Net investment income (loss), net of waivers and reimbursements	(0.80)	(0.85)	(1.00)	(0.87)	(0.96)	(1.25)
Net investment income (loss), before waivers and reimbursements	(0.90)	(0.94)	(1.06)	(0.94)	(1.05)	(1.34)
Class N net assets at end of year (in thousands)	$105,104	$111,944	$148,201	$211,562	$130,382	$202,341
Portfolio turnover rate (%)*	107	91	82	91	89	97

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$24.17	$27.32	$31.61	$24.66	$20.91	$24.07
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.17)	(0.23)	(0.19)	(0.16)	(0.23)
Net realized and unrealized gain (loss) on investments	1.04	(0.99)	1.07	13.06	4.01	(2.93)
Total from investment operations	0.98	(1.16)	0.84	12.87	3.85	(3.16)
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.99	5.13	5.92	0.10	—
Total distributions	—	1.99	5.13	5.92	0.10	—
Net asset value, end of year	$25.15	$24.17	$27.32	$31.61	$24.66	$20.91
Total return (%)*	4.05	(4.20)	2.87	53.13	18.43	(13.13)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.30	1.30	1.30	1.27	1.35	1.35
Net investment income (loss), net of waivers and reimbursements	(0.55)	(0.61)	(0.75)	(0.63)	(0.71)	(1.00)
Net investment income (loss), before waivers and reimbursements	(0.60)	(0.66)	(0.80)	(0.65)	(0.81)	(1.10)
Class I net assets at end of year (in thousands)	$260,083	$261,269	$364,241	$415,797	$266,431	$352,397
Portfolio turnover rate (%)*	107	91	82	91	89	97

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Semiannual Report	June 30, 2016

Financial Highlights

Small Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$16.68	$17.76	$17.63	$13.65	$12.26	$13.71
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.02	(0.03)	(0.05)	0.10	0.00 ^
Net realized and unrealized gain (loss) on investments	1.11	(1.05)	0.81	5.32	1.43	(0.97)
Total from investment operations	1.14	(1.03)	0.78	5.27	1.53	(0.97)
Less distributions from:
Net investment income	—	—	—	—	0.08	0.02
Net realized gain	—	0.05	0.65	1.29	0.06	0.46
Return of capital	—	—	—	—	—	0.00 ^
Total distributions	—	0.05	0.65	1.29	0.14	0.48
Net asset value, end of year	$17.82	$16.68	$17.76	$17.63	$13.65	$12.26
Total return (%)*	6.83	(5.77)	4.49	38.91	12.49	(6.95)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.49	1.43	1.38
Expenses, before waivers and reimbursements	1.54	1.54	1.53	1.55	1.60	1.60
Net investment income (loss), net of waivers and reimbursements	0.32	0.14	(0.17)	(0.33)	0.78	(0.01)
Net investment income (loss), before waivers and reimbursements	0.28	0.10	(0.20)	(0.39)	0.61	(0.23)
Class N net assets at end of year (in thousands)	$31,153	$33,351	$40,223	$55,464	$39,084	$40,712
Portfolio turnover rate (%)*	37	30	39	51	51	65

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$17.08	$18.17	$18.00	$13.88	$12.47	$13.93
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.08	0.02	(0.01)	0.14	0.03
Net realized and unrealized gain (loss) on investments	1.14	(1.08)	0.82	5.42	1.45	(0.98)
Total from investment operations	1.19	(1.00)	0.84	5.41	1.59	(0.95)
Less distributions from:
Net investment income	—	0.04	0.02	0.00 ^	0.12	0.03
Net realized gain	—	0.05	0.65	1.29	0.06	0.46
Return of capital	—	—	—	—	—	0.02
Total distributions	—	0.09	0.67	1.29	0.18	0.51
Net asset value, end of year	$18.27	$17.08	$18.17	$18.00	$13.88	$12.47
Total return (%)*	6.97	(5.47)	4.73	39.31	12.73	(6.68)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.24	1.23	1.24	1.18	1.14
Expenses, before waivers and reimbursements	1.29	1.24	1.23	1.25	1.29	1.30
Net investment income (loss), net of waivers and reimbursements	0.56	0.43	0.12	(0.07)	1.02	0.26
Net investment income (loss), before waivers and reimbursements	0.52	0.43	0.12	(0.08)	0.91	0.10
Class I net assets at end of year (in thousands)	$566,055	$579,010	$544,963	$352,832	$196,184	$190,686
Portfolio turnover rate (%)*	37	30	39	51	51	65

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	161

Financial Highlights

Global Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.58	$11.84	$11.43	$9.47	$8.10	$8.40
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.02	0.02	0.02	0.03	0.02
Net realized and unrealized gain (loss) on investments	(0.24)	0.27	0.41	1.96	1.37	(0.31)
Total from investment operations	(0.19)	0.29	0.43	1.98	1.40	(0.29)
Less distributions from:
Net investment income	—	0.01	—	0.02	0.03	0.01
Net realized gain	—	0.54	0.02	—	—	—
Total distributions	—	0.55	0.02	0.02	0.03	0.01
Net asset value, end of year	$11.39	$11.58	$11.84	$11.43	$9.47	$8.10
Total return (%)*	(1.64)	2.49	3.76	20.86	17.25	(3.47)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.34	1.39	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.61	1.61	1.62	1.63	1.84	1.82
Net investment income (loss), net of waivers and reimbursements	0.82	0.12	0.16	0.18	0.29	0.29
Net investment income (loss), before waivers and reimbursements	0.55	(0.10)	0.04	0.05	(0.05)	(0.03)
Class N net assets at end of year (in thousands)	$6,054	$5,588	$5,007	$6,403	$5,215	$3,740
Portfolio turnover rate (%)*	71	55	60	70	73	75

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.59	$11.85	$11.42	$9.47	$8.09	$8.40
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	0.04	0.04	0.05	0.04
Net realized and unrealized gain (loss) on investments	(0.23)	0.26	0.43	1.95	1.38	(0.31)
Total from investment operations	(0.17)	0.32	0.47	1.99	1.43	(0.27)
Less distributions from:
Net investment income	—	0.04	0.02	0.04	0.05	0.04
Net realized gain	—	0.54	0.02	—	—	—
Total distributions	—	0.58	0.04	0.04	0.05	0.04
Net asset value, end of year	$11.42	$11.59	$11.85	$11.42	$9.47	$8.09
Total return (%)*	(1.47)	2.77	4.08	21.05	17.64	(3.26)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.05	1.10	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.32	1.32	1.33	1.35	1.56	1.55
Net investment income (loss), net of waivers and reimbursements	1.10	0.45	0.38	0.40	0.54	0.52
Net investment income (loss), before waivers and reimbursements	0.83	0.23	0.30	0.30	0.23	0.22
Class I net assets at end of year (in thousands)	$46,181	$45,853	$52,090	$53,562	$45,757	$38,834
Portfolio turnover rate (%)*	71	55	60	70	73	75

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Semiannual Report	June 30, 2016

Financial Highlights

Global Leaders Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Periods Ended December 31,
	2016	2015	2014	2013	2012(a)
Net asset value, beginning of year	$11.59	$11.85	$11.42	$9.47	$9.50
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	0.06	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.23)	0.27	0.43	1.97	(0.03)
Total from investment operations	(0.17)	0.33	0.49	2.01	(0.03)
Less distributions from:
Net investment income	—	0.05	0.04	0.06	—
Net realized gain	—	0.54	0.02	—	—
Total distributions	—	0.59	0.06	0.06	—
Net asset value, end of year	$11.42	$11.59	$11.85	$11.42	$9.47
Total return (%)*	(1.47)	2.85	4.24	21.23	(0.32)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.00	1.03	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.11	1.11	1.13	1.14	1.26
Net investment income (loss), net of waivers and reimbursements	1.10	0.47	0.51	0.37	(0.91)
Net investment income (loss), before waivers and reimbursements	0.99	0.39	0.48	0.33	(1.07)
Institutional Class net assets at end of year (in thousands)	$126,606	$137,527	$106,565	$87,118	$16,022
Portfolio turnover rate (%)*	71	55	60	70	73

(a)	For the period from December 19, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	163

Financial Highlights

International Leaders Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2016	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.89	$12.25	$12.65	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.07	0.13	0.03	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.28)	0.66	(0.47)	1.99	0.82
Total from investment operations	(0.18)	0.73	(0.34)	2.02	0.82
Less distributions from:
Net investment income	—	0.02	0.06	0.18	0.01
Net realized gain	—	0.07	—	—	—
Total distributions	—	0.09	0.06	0.18	0.01
Net asset value, end of year	$12.71	$12.89	$12.25	$12.65	$10.81
Total return (%)*	(1.40)	6.01	(2.67)	18.75	8.16
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.28	1.24	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.58	1.56	1.59	1.73	4.98
Net investment income (loss), net of waivers and reimbursements	1.58	0.51	1.00	0.29	0.00
Net investment income (loss), before waivers and reimbursements	1.28	0.19	0.86	0.01	(3.53)
Class N net assets at end of year (in thousands)	$552	$377	$150	$154	$542
Portfolio turnover rate (%)*	31	29	79	73	16

	Class I
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2016	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.91	$12.25	$12.65	$10.81	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.10	0.16	0.12	0.01
Net realized and unrealized gain (loss) on investments	(0.28)	0.65	(0.47)	1.94	0.82
Total from investment operations	(0.17)	0.75	(0.31)	2.06	0.83
Less distributions from:
Net investment income	—	0.02	0.09	0.22	0.02
Net realized gain	—	0.07	—	—	—
Total distributions	—	0.09	0.09	0.22	0.02
Net asset value, end of year	$12.74	$12.91	$12.25	$12.65	$10.81
Total return (%)*	(1.32)	6.18	(2.43)	19.10	8.26
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.03	1.13	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.34	1.46	1.29	1.40	4.56
Net investment income (loss), net of waivers and reimbursements	1.84	0.75	1.25	1.06	0.22
Net investment income (loss), before waivers and reimbursements	1.53	0.42	1.16	0.86	(3.14)
Class I net assets at end of year (in thousands)	$20,745	$13,474	$9,561	$11,629	$4,336
Portfolio turnover rate (%)*	31	29	79	73	16

(a)	For the period from August 16, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Semiannual Report	June 30, 2016

Financial Highlights

International Leaders Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2016	2015	2014	2013	2012(a)
Net asset value, beginning of year	$12.90	$12.24	$12.65	$10.80	$10.24
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.11	0.17	0.15	0.00	^
Net realized and unrealized gain (loss) on investments	(0.30)	0.66	(0.47)	1.94	0.58
Total from investment operations	(0.17)	0.77	(0.30)	2.09	0.58
Less distributions from:
Net investment income	—	0.04	0.11	0.24	0.02
Net realized gain	—	0.07	—	—	—
Total distributions	—	0.11	0.11	0.24	0.02
Net asset value, end of year	$12.73	$12.90	$12.24	$12.65	$10.80
Total return (%)*	(1.32)	6.33	(2.34)	19.39	5.67
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.95	0.98	1.05	1.05	1.05
Expenses, before waivers and reimbursements	1.10	1.15	1.14	1.25	1.84
Net investment income (loss), net of waivers and reimbursements	2.04	0.88	1.33	1.31	0.01
Net investment income (loss), before waivers and reimbursements	1.89	0.71	1.24	1.11		(0.78)
Institutional Class net assets at end of year (in thousands)	$179,648	$102,227	$78,251	$56,991	$5,286
Portfolio turnover rate (%)*	31	29	79	73	16

(a)	For the period from November 2, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	165

Financial Highlights

International Equity Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.85	$13.76	$14.28	$12.05	$10.56	$12.12
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.15	0.16	0.09	0.11	0.13
Net realized and unrealized gain (loss) on investments	(0.41)	0.06	(0.60)	2.25	1.75	(1.69)
Total from investment operations	(0.26)	0.21	(0.44)	2.34	1.86	(1.56)
Less distributions from:
Net investment income	—	0.12	0.08	0.11	0.37	—
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.12	0.08	0.11	0.37	—
Net asset value, end of year	$13.59	$13.85	$13.76	$14.28	$12.05	$10.56
Total return (%)*	(1.88)	1.54	(3.09)	19.47	17.57	(12.87)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.30	1.32	1.38	1.45	1.45	1.45
Expenses, before waivers and reimbursements	1.64	1.60	1.56	1.65	1.71	1.60
Net investment income (loss), net of waivers and reimbursements	2.28	1.01	1.11	0.73	0.95	1.09
Net investment income (loss), before waivers and reimbursements	1.94	0.73	0.93	0.53	0.69	0.94
Class N net assets at end of year (in thousands)	$2,862	$3,020	$3,497	$4,307	$5,648	$6,773
Portfolio turnover rate (%)*	59	54	73	88	80	99

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.98	$13.91	$14.43	$12.18	$10.67	$12.22
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.18	0.19	0.14	0.14	0.17
Net realized and unrealized gain (loss) on investments	(0.42)	0.07	(0.59)	2.26	1.77	(1.72)
Total from investment operations	(0.25)	0.25	(0.40)	2.40	1.91	(1.55)
Less distributions from:
Net investment income	—	0.18	0.12	0.15	0.40	—
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.18	0.12	0.15	0.40	—
Net asset value, end of year	$13.73	$13.98	$13.91	$14.43	$12.18	$10.67
Total return (%)*	(1.79)	1.80	(2.80)	19.74	17.89	(12.68)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.05	1.07	1.13	1.20	1.20	1.20
Expenses, before waivers and reimbursements	1.37	1.34	1.32	1.41	1.44	1.33
Net investment income (loss), net of waivers and reimbursements	2.55	1.26	1.35	1.07	1.17	1.43
Net investment income (loss), before waivers and reimbursements	2.23	0.99	1.16	0.86	0.93	1.30
Class I net assets at end of year (in thousands)	$68,082	$60,886	$65,012	$75,271	$64,536	$68,884
Portfolio turnover rate (%)*	59	54	73	88	80	99

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Semiannual Report	June 30, 2016

Financial Highlights

Institutional International Equity Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$12.12	$12.01	$12.70	$10.82	$9.27	$10.78
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.15	0.21	0.13	0.13	0.16
Net realized and unrealized gain (loss) on investments	(0.37)	0.08	(0.65)	2.00	1.57	(1.47)
Total from investment operations	(0.21)	0.23	(0.44)	2.13	1.70	(1.31)
Less distributions from:
Net investment income	—	0.12	0.25	0.25	0.15	0.20
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.12	0.25	0.25	0.15	0.20
Net asset value, end of year	$11.91	$12.12	$12.01	$12.70	$10.82	$9.27
Total return (%)*	(1.73)	1.91	(3.50)	19.78	18.31	(12.12)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.00	1.00	1.03	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.71	1.76	1.63	1.12	1.16	1.10
Net investment income (loss), net of waivers and reimbursements	2.83	1.23	1.61	1.12	1.28	1.48
Net investment income (loss), before waivers and reimbursements	2.12	0.47	1.01	1.10	1.22	1.48
Institutional Class net assets at end of year (in thousands)	$15,818	$16,030	$14,574	$100,805	$109,690	$111,474
Portfolio turnover rate (%)*	56	54	61	84	86	91

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	167

Financial Highlights

International Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$24.94	$25.24	$26.30	$22.43	$18.68	$21.85
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.18	0.31	0.27	0.26	0.26
Net realized and unrealized gain (loss) on investments	(1.14)	(0.25)	(1.15)	3.89	4.16	(3.43)
Total from investment operations	(0.95)	(0.07)	(0.84)	4.16	4.42	(3.17)
Less distributions from:
Net investment income	—	0.23	0.22	0.29	0.67	—
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.23	0.22	0.29	0.67	—
Net asset value, end of year	$23.99	$24.94	$25.24	$26.30	$22.43	$18.68
Total return (%)*	(3.81)	(0.27)	(3.19)	18.57	23.67	(14.51)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.44	1.42	1.44	1.44	1.44	1.45
Expenses, before waivers and reimbursements.	1.44	1.42	1.44	1.44	1.44	1.46
Net investment income (loss), net of waivers and reimbursements	1.58	0.71	1.17	1.13	1.25	1.22
Net investment income (loss), before waivers and reimbursements	1.58	0.71	1.17	1.13	1.25	1.21
Class N net assets at end of year (in thousands)	$789,678	$1,023,588	$978,433	$1,418,083	$1,269,736	$1,277,534
Portfolio turnover rate (%)*	84	70	79	97	81	103

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$25.51	$25.82	$26.91	$22.94	$19.10	$22.34
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.27	0.36	0.35	0.32	0.30
Net realized and unrealized gain (loss) on investments	(1.17)	(0.28)	(1.13)	3.99	4.25	(3.48)
Total from investment operations	(0.93)	(0.01)	(0.77)	4.34	4.57	(3.18)
Less distributions from:
Net investment income	—	0.30	0.32	0.37	0.73	0.06
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.30	0.32	0.37	0.73	0.06
Net asset value, end of year	$24.58	$25.51	$25.82	$26.91	$22.94	$19.10
Total return (%)*	(3.65)	(0.03)	(2.86)	18.96	23.96	(14.23)
Ratios to average daily net assets (%):**
Expenses	1.14	1.14	1.14	1.11	1.15	1.15
Net investment income (loss)	1.96	1.02	1.36	1.43	1.51	1.40
Class I net assets at end of year (in thousands)	$2,446,662	$2,655,156	$2,705,054	$2,877,541	$2,402,897	$1,951,368
Portfolio turnover rate (%)*	84	70	79	97	81	103

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Semiannual Report	June 30, 2016

Financial Highlights

Institutional International Growth Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.08	$15.26	$17.40	$14.89	$12.39	$14.37
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.19	0.26	0.25	0.23	0.21
Net realized and unrealized gain (loss) on investments	(0.69)	(0.18)	(0.71)	2.56	2.76	(2.17)
Total from investment operations	(0.54)	0.01	(0.45)	2.81	2.99	(1.96)
Less distributions from:
Net investment income	—	0.09	0.32	0.30	0.49	0.02
Net realized gain	—	0.10	1.37	—	—	—
Total distributions	—	0.19	1.69	0.30	0.49	0.02
Net asset value, end of year	$14.54	$15.08	$15.26	$17.40	$14.89	$12.39
Total return (%)*	(3.58)	0.09	(2.66)	18.90	24.11	(13.66)
Ratios to average daily net assets (%):**
Expenses	0.98	0.96	0.97	0.97	0.98	0.99
Net investment income (loss)	2.06	1.18	1.50	1.58	1.64	1.51
Institutional Class net assets at end of year (in thousands)	$2,036,367	$2,335,632	$2,339,169	$2,440,149	$1,974,130	$1,542,594
Portfolio turnover rate (%)*	85	70	83	97	83	111

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	169

Financial Highlights

International Small Cap Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.50	$12.56	$16.08	$13.46	$11.36	$13.07
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.05	0.03	0.10	0.08	0.07
Net realized and unrealized gain (loss) on investments	(0.67)	1.16	(1.38)	3.35	2.27	(1.66)
Total from investment operations	(0.57)	1.21	(1.35)	3.45	2.35	(1.59)
Less distributions from:
Net investment income	—	0.24	0.18	0.16	0.25	0.12
Net realized gain	—	0.03	1.99	0.67	—	—
Total distributions	—	0.27	2.17	0.83	0.25	0.12
Net asset value, end of year	$12.93	$13.50	$12.56	$16.08	$13.46	$11.36
Total return (%)*	(4.22)	9.67	(8.43)	25.80	20.73	(12.16)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.45	1.47	1.58	1.59	1.61	1.64
Expenses, before waivers and reimbursements	1.60	1.62	1.58	1.59	1.61	1.64
Net investment income (loss), net of waivers and reimbursements	1.55	0.34	0.20	0.67	0.65	0.55
Net investment income (loss), before waivers and reimbursements	1.40	0.19	0.20	0.67	0.65	0.55
Class N net assets at end of year (in thousands)	$10,741	$11,350	$13,676	$18,910	$14,771	$18,991
Portfolio turnover rate (%)*	69	90	127	111	76	85

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.65	$12.70	$16.23	$13.58	$11.46	$13.19
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.09	0.09	0.15	0.12	0.12
Net realized and unrealized gain (loss) on investments	(0.68)	1.18	(1.40)	3.37	2.30	(1.69)
Total from investment operations	(0.56)	1.27	(1.31)	3.52	2.42	(1.57)
Less distributions from:
Net investment income	—	0.29	0.23	0.20	0.30	0.16
Net realized gain	—	0.03	1.99	0.67	—	—
Total distributions	—	0.32	2.22	0.87	0.30	0.16
Net asset value, end of year	$13.09	$13.65	$12.70	$16.23	$13.58	$11.46
Total return (%)*	(4.10)	10.00	(8.10)	26.11	21.10	(11.84)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.16	1.16	1.28	1.30	1.30	1.28
Expenses, before waivers and reimbursements	1.31	1.31	1.28	1.30	1.30	1.28
Net investment income (loss), net of waivers and reimbursements	1.84	0.66	0.56	0.96	0.95	0.92
Net investment income (loss), before waivers and reimbursements	1.69	0.51	0.56	0.96	0.95	0.92
Class I net assets at end of year (in thousands)	$327,339	$342,232	$364,161	$508,758	$359,557	$364,574
Portfolio turnover rate (%)*	69	90	127	111	76	85

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Semiannual Report	June 30, 2016

Financial Highlights

International Small Cap Growth Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,			Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$13.72	$12.77	$16.32	$13.64	$11.51	$13.24
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.10	0.12	0.18	0.15	0.14
Net realized and unrealized gain (loss) on investments	(0.68)	1.18	(1.41)	3.41	2.31	(1.68)
Total from investment operations	(0.56)	1.28	(1.29)	3.59	2.46	(1.54)
Less distributions from:
Net investment income	—	0.30	0.27	0.24	0.33	0.19
Net realized gain	—	0.03	1.99	0.67	—	—
Total distributions	—	0.33	2.26	0.91	0.33	0.19
Net asset value, end of year	$13.16	$13.72	$12.77	$16.32	$13.64	$11.51
Total return (%)*	(4.08)	10.03	(7.91)	26.49	21.36	(11.60)
Ratios to average daily net assets (%):**
Expenses	1.08	1.08	1.06	1.06	1.08	1.08
Net investment income (loss),	1.92	0.76	0.74	1.20	1.14	1.10
Institutional Class net assets at end of year (in thousands)	$204,717	$221,018	$245,103	$408,524	$345,180	$334,656
Portfolio turnover rate (%)*	69	90	127	111	76	85

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	171

Financial Highlights

Emerging Markets Leaders Fund

	Class N
	(unaudited)
	Period Ended
	June 30,				Years Ended December 31,
	2016	2015	2014		2013	2012	2011
Net asset value, beginning of year	$7.73	$9.06	$9.10		$9.20	$7.68	$10.34
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.02	0.05		(0.02)	0.02	0.04
Net realized and unrealized gain (loss) on investments	0.31	(1.34)	0.14		(0.05)	1.54	(2.08)
Total from investment operations	0.34	(1.32)	0.19		(0.07)	1.56	(2.04)
Less distributions from:
Net investment income	—	—	0.00	^	0.03	0.04	—
Net realized gain	—	0.01	0.23		—	—	0.62
Total distributions	—	0.01	0.23		0.03	0.04	0.62
Net asset value, end of year	$8.07	$7.73	$9.06		$9.10	$9.20	$7.68
Total return (%)*	4.40	(14.56)	2.17		(0.74)	20.37	(19.55)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.65	1.64	1.65		1.65	1.65	1.65
Expenses, before waivers and reimbursements	1.94	1.89	1.82		1.83	2.10	1.83
Net investment income (loss), net of waivers and reimbursements	0.82	0.18	0.51		(0.23)	0.26	0.44
Net investment income (loss), before waivers and reimbursements	0.53	(0.07)	0.34		(0.41)	(0.19)	0.26
Class N net assets at end of year (in thousands)	$1,876	$1,599	$1,832		$1,959	$249	$46
Portfolio turnover rate (%)*	113	110	131		131	94	142

	Class I
	(unaudited)
	Period Ended
	June 30,				Years Ended December 31,
	2016	2015	2014		2013	2012	2011
Net asset value, beginning of year	$7.74	$9.08	$9.10		$9.18	$7.66	$10.35
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.05	0.08		0.05	0.07	0.06
Net realized and unrealized gain (loss) on investments	0.32	(1.36)	0.15		(0.10)	1.51	(2.08)
Total from investment operations	0.36	(1.31)	0.23		(0.05)	1.58	(2.02)
Less distributions from:
Net investment income	—	0.02	0.02		0.03	0.06	0.05
Net realized gain	—	0.01	0.23		—	—	0.62
Return of capital	—	—	—		—	—	0.00 ^
Total distributions	—	0.03	0.25		0.03	0.06	0.67
Net asset value, end of year	$8.10	$7.74	$9.08		$9.10	$9.18	$7.66
Total return (%)*	4.65	(14.37)	2.62		(0.60)	20.64	(19.34)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.30	1.29	1.40		1.40	1.40	1.40
Expenses, before waivers and reimbursements	1.59	1.54	1.60		1.58	1.75	1.58
Net investment income (loss), net of waivers and reimbursements	1.09	0.53	0.84		0.51	0.83	0.69
Net investment income (loss), before waivers and reimbursements	0.80	0.28	0.64		0.33	0.48	0.51
Class I net assets at end of year (in thousands)	$27,766	$32,862	$28,475		$34,590	$25,628	$21,610
Portfolio turnover rate (%)*	113	110	131		131	94	142

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Semiannual Report	June 30, 2016

Financial Highlights

Emerging Markets Leaders Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,			Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$7.74	$9.07	$9.10	$9.18	$7.65	$10.35
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.04	0.08	0.06	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.31	(1.33)	0.16	(0.10)	1.52	(2.10)
Total from investment operations	0.36	(1.29)	0.24	(0.04)	1.60	(2.01)
Less distributions from:
Net investment income	—	0.03	0.04	0.04	0.07	0.06
Net realized gain	—	0.01	0.23	—	—	0.63
Return of capital	—	—	—	—	—	0.00 ^
Total distributions	—	0.04	0.27	0.04	0.07	0.69
Net asset value, end of year	$8.10	$7.74	$9.07	$9.10	$9.18	$7.65
Total return (%)*	4.65	(14.24)	2.68	(0.46)	20.97	(19.30)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.39	1.35	1.42	1.42	1.59	1.41
Net investment income (loss), net of waivers and reimbursements	1.31	0.49	0.83	0.68	0.90	0.90
Net investment income (loss), before waivers and reimbursements	1.17	0.39	0.66	0.51	0.56	0.74
Institutional Class net assets at end of year (in thousands)	$121,325	$93,217	$75,875	$36,509	$43,102	$26,166
Portfolio turnover rate (%)*	113	110	131	131	94	142

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	173

Financial Highlights

Emerging Markets Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,			Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.85	$12.91	$13.28	$13.40	$11.16	$15.76
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.04	0.08	0.05	0.07	0.07
Net realized and unrealized gain (loss) on investments	0.50	(1.98)	0.37	0.09	2.24	(2.84)
Total from investment operations	0.55	(1.94)	0.45	0.14	2.31	(2.77)
Less distributions from:
Net investment income	—	—	0.08	0.01	0.07	—
Net realized gain	—	0.12	0.74	0.25	—	1.83
Total distributions	—	0.12	0.82	0.26	0.07	1.83
Net asset value, end of year	$11.40	$10.85	$12.91	$13.28	$13.40	$11.16
Total return (%)*	5.07	(15.03)	3.40	1.05	20.70	(17.29)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.50	1.50	1.64	1.68	1.69	1.68
Expenses, before waivers and reimbursements	1.65	1.65	1.64	1.68	1.69	1.68
Net investment income (loss), net of waivers and reimbursements	0.98	0.33	0.55	0.39	0.59	0.48
Net investment income (loss), before waivers and reimbursements	0.83	0.18	0.55	0.39	0.59	0.48
Class N net assets at end of year (in thousands)	$9,350	$9,367	$12,638	$13,723	$16,724	$17,474
Portfolio turnover rate (%)*	115	121	101	118	90	104

	Class I
	(unaudited)
	Period Ended
	June 30,			Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.96	$13.01	$13.38	$13.50	$11.25	$15.87
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.07	0.11	0.08	0.11	0.11
Net realized and unrealized gain (loss) on investments	0.51	(2.00)	0.37	0.10	2.25	(2.85)
Total from investment operations	0.57	(1.93)	0.48	0.18	2.36	(2.74)
Less distributions from:
Net investment income	—	—	0.11	0.05	0.11	0.05
Net realized gain	—	0.12	0.74	0.25	—	1.83
Total distributions	—	0.12	0.85	0.30	0.11	1.88
Net asset value, end of year	$11.53	$10.96	$13.01	$13.38	$13.50	$11.25
Total return (%)*	5.20	(14.83)	3.65	1.36	21.01	(17.00)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.26	1.25	1.40	1.41	1.41	1.38
Expenses, before waivers and reimbursements	1.41	1.40	1.40	1.41	1.41	1.38
Net investment income (loss), net of waivers and reimbursements	1.17	0.58	0.79	0.62	0.86	0.77
Net investment income (loss), before waivers and reimbursements	1.02	0.43	0.79	0.62	0.86	0.77
Class I net assets at end of year (in thousands)	$104,588	$130,491	$166,488	$152,588	$144,942	$124,739
Portfolio turnover rate (%)*	115	121	101	118	90	104

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Semiannual Report	June 30, 2016

Financial Highlights

Emerging Markets Growth Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,			Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.05	$13.09	$13.46	$13.59	$11.32	$15.96
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.08	0.14	0.12	0.14	0.14
Net realized and unrealized gain (loss) on investments	0.50	(2.00)	0.37	0.08	2.27	(2.87)
Total from investment operations	0.57	(1.92)	0.51	0.20	2.41	(2.73)
Less distributions from:
Net investment income	—	—	0.14	0.08	0.14	0.08
Net realized gain	—	0.12	0.74	0.25	—	1.83
Total distributions	—	0.12	0.88	0.33	0.14	1.91
Net asset value, end of year	$11.62	$11.05	$13.09	$13.46	$13.59	$11.32
Total return (%)*	5.16	(14.67)	3.85	1.49	21.28	(16.82)
Ratios to average daily net assets (%):**
Expenses	1.18	1.17	1.18	1.19	1.20	1.19
Net investment income (loss)	1.39	0.61	1.00	0.87	1.12	0.93
Institutional Class net assets at end of year (in thousands)	$901,919	$739,253	$806,708	$833,711	$802,571	$675,633
Portfolio turnover rate (%)*	115	121	101	118	90	104

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	175

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,			Years Ended December 31,
	2016	2015	2014	2013		2012	2011(a)
Net asset value, beginning of year	$14.84	$16.52	$15.12	$12.99		$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.09	(0.01)	0.04	0.05		0.06	0.00 ^
Net realized and unrealized gain (loss) on investments	0.04	(1.05)	2.13	2.08		3.27	(0.27)
Total from investment operations	0.13	(1.06)	2.17	2.13		3.33	(0.27)
Less distributions from:
Net investment income	—	—	0.03	—		0.07	—
Net realized gain	—	0.62	0.74	0.00	^	—	—
Total distributions	—	0.62	0.77	0.00	^	0.07	—
Net asset value, end of year	$14.97	$14.84	$16.52	$15.12		$12.99	$9.73
Total return (%)*	0.88	(6.40)	14.41	16.42		34.23	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.61	1.65	1.65	1.65		1.65	1.65
Expenses, before waivers and reimbursements	1.83	1.94	1.74	2.19		4.76	9.53
Net investment income (loss), net of waivers and reimbursements	1.32	(0.06)	0.21	0.38		0.56	0.08
Net investment income (loss), before waivers and reimbursements	1.10	(0.35)	0.12	(0.16)		(2.54)	(7.80)
Class N net assets at end of year (in thousands)	$10,903	$11,306	$10,745	$9,313		$3,016	$1,012
Portfolio turnover rate (%)*	148	167	124	138		78	17

	Class I
	(unaudited)
	Period Ended
	June 30,			Years Ended December 31,
	2016	2015	2014	2013		2012	2011(a)
Net asset value, beginning of year	$14.90	$16.52	$15.13	$12.99		$9.73	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.05	0.02	0.05		0.08	0.01
Net realized and unrealized gain (loss) on investments	0.02	(1.05)	2.20	2.12		3.29	(0.28)
Total from investment operations	0.14	(1.00)	2.22	2.17		3.37	(0.27)
Less distributions from:
Net investment income	—	—	0.09	0.03		0.11	—
Net realized gain	—	0.62	0.74	0.00	^	—	—
Total distributions	—	0.62	0.83	0.03		0.11	—
Net asset value, end of year	$15.04	$14.90	$16.52	$15.13		$12.99	$9.73
Total return (%)*	0.94	(6.03)	14.73	16.70		34.62	(2.70)
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.30	1.31	1.40	1.40		1.40	1.40
Expenses, before waivers and reimbursements	1.52	1.52	1.49	1.72		4.40	9.28
Net investment income (loss), net of waivers and reimbursements	1.63	0.30	0.15	0.35		0.70	0.33
Net investment income (loss), before waivers and reimbursements	1.41	0.09	0.06	0.03		(2.30)	(7.55)
Class I net assets at end of year (in thousands)	$164,563	$162,375	$119,662	$58,123		$8,763	$2,260
Portfolio turnover rate (%)*	148	167	124	138		78	17

(a)	For the period from October 24, 2011 (Commencement of Operations) to December 31, 2011.
*	Not annualized for periods that are less than a year.
**	Annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Semiannual Report	June 30, 2016

Financial Highlights

Emerging Markets Small Cap Growth Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Periods Ended December 31,
	2016	2015	2014	2013		2012(a)
Net asset value, beginning of year	$14.92	$16.53	$15.14	$13.00		$12.79
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.06	0.06	0.07		0.00 ^
Net realized and unrealized gain (loss) on investments	0.03	(1.05)	2.18	2.11		0.21
Total from investment operations	0.15	(0.99)	2.24	2.18		0.21
Less distributions from:
Net investment income	—	0.00 ^	0.11	0.04		—
Net realized gain	—	0.62	0.74	0.00	^	—
Total distributions	—	0.62	0.85	0.04		—
Net asset value, end of year	$15.07	$14.92	$16.53	$15.14		$13.00
Total return (%)*	1.01	(5.97)	14.85	16.80		1.64
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25		1.25
Expenses, before waivers and reimbursements	1.32	1.31	1.34	1.56		2.32
Net investment income (loss), net of waivers and reimbursements	1.72	0.34	0.37	0.47		(0.87)
Net investment income (loss), before waivers and reimbursements	1.65	0.28	0.28	0.16		(1.93)
Institutional Class net assets at end of year (in thousands)	$130,068	$123,160	$123,496	$91,663		$15,242
Portfolio turnover rate (%)*	148	167	124	138		78

(a)	For the period from December 20, 2012 (Commencement of Operations) to December 31, 2012.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	177

Financial Highlights

Bond Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014		2013	2012	2011
Net asset value, beginning of year	$10.34	$10.74	$10.60		$11.28	$10.91	$10.70
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.27	0.31		0.32	0.36	0.43
Net realized and unrealized gain (loss) on investments	0.41	(0.29)	0.23		(0.47)	0.53	0.34
Total from investment operations	0.55	(0.02)	0.54		(0.15)	0.89	0.77
Less distributions from:
Net investment income	0.19	0.38	0.40		0.42	0.45	0.47
Net realized gain	—	—	0.00	^	0.11	0.07	0.09
Total distributions	0.19	0.38	0.40		0.53	0.52	0.56
Net asset value, end of year	$10.70	$10.34	$10.74		$10.60	$11.28	$10.91
Total return (%)*	5.37	(0.23)	5.10		(1.37)	8.33	7.41
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.62	0.61	0.65		0.65	0.65	0.65
Expenses, before waivers and reimbursements	0.80	0.79	0.85		0.82	0.81	0.76
Net investment income (loss), net of waivers and reimbursements	2.69	2.60	2.90		2.89	3.25	3.97
Net investment income (loss), before waivers and reimbursements	2.51	2.42	2.70		2.72	3.09	3.86
Class N net assets at end of year (in thousands)	$151,711	$139,303	$16,720		$11,389	$32,867	$8,345
Portfolio turnover rate (%)*	24	32	35		41	25	28

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014		2013	2012	2011
Net asset value, beginning of year	$10.24	$10.64	$10.49		$11.17	$10.80	$10.59
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.31	0.33		0.33	0.38	0.45
Net realized and unrealized gain (loss) on investments	0.40	(0.31)	0.23		(0.48)	0.52	0.33
Total from investment operations	0.55	—	0.56		(0.15)	0.90	0.78
Less distributions from:
Net investment income	0.20	0.40	0.41		0.42	0.46	0.48
Net realized gain	—	—	0.00	^	0.11	0.07	0.09
Total distributions	0.20	0.40	0.41		0.53	0.53	0.57
Net asset value, end of year	$10.59	$10.24	$10.64		$10.49	$11.17	$10.80
Total return (%)*	5.40	(0.05)	5.37		(1.28)	8.54	7.62
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.41	0.41	0.50		0.50	0.50	0.50
Expenses, before waivers and reimbursements	0.58	0.59	0.60		0.58	0.56	0.55
Net investment income (loss), net of waivers and reimbursements	2.90	2.93	3.07		3.05	3.45	4.17
Net investment income (loss), before waivers and reimbursements	2.73	2.75	2.97		2.97	3.39	4.12
Class I net assets at end of year (in thousands)	$313,945	$237,587	$149,466		$145,939	$172,836	$154,224
Portfolio turnover rate (%)*	24	32	35		41	25	28

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

178	Semiannual Report	June 30, 2016

Financial Highlights

Bond Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014		2013	2012	2011
Net asset value, beginning of year	$10.23	$10.63	$10.48		$11.16	$10.80	$10.58
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.32	0.34		0.35	0.40	0.45
Net realized and unrealized gain (loss) on investments	0.40	(0.31)	0.23		(0.48)	0.51	0.36
Total from investment operations	0.55	0.01	0.57		(0.13)	0.91	0.81
Less distributions from:
Net investment income	0.20	0.41	0.42		0.44	0.48	0.50
Net realized gain	—	—	0.00	^	0.11	0.07	0.09
Total distributions	0.20	0.41	0.42		0.55	0.55	0.59
Net asset value, end of year	$10.58	$10.23	$10.63		$10.48	$11.16	$10.80
Total return (%)*	5.43	0.01	5.53		(1.13)	8.61	7.88
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.35	0.35	0.35		0.35	0.35	0.35
Expenses, before waivers and reimbursements	0.37	0.38	0.41		0.39	0.38	0.39
Net investment income (loss), net of waivers and reimbursements	2.97	3.01	3.23		3.19	3.60	4.24
Net investment income (loss), before waivers and reimbursements	2.95	2.98	3.17		3.15	3.57	4.20
Institutional Class net assets at end of year (in thousands)	$107,468	$103,904	$97,341		$87,527	$91,039	$69,447
Portfolio turnover rate (%)*	24	32	35		41	25	28

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	179

Financial Highlights

Income Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$8.90	$9.12	$9.11	$9.55	$9.32	$9.22
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.15	0.18	0.20	0.24	0.32
Net realized and unrealized gain (loss) on investments	0.17	(0.11)	0.10	(0.35)	0.31	0.15
Total from investment operations	0.26	0.04	0.28	(0.15)	0.55	0.47
Less distributions from:
Net investment income	0.13	0.26	0.27	0.29	0.32	0.37
Net realized gain	—	—	—	—	—	—
Total distributions	0.13	0.26	0.27	0.29	0.32	0.37
Net asset value, end of year	$9.03	$8.90	$9.12	$9.11	$9.55	$9.32
Total return (%)*	2.94	0.39	3.06	(1.61)	6.00	5.21
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.81	0.81	0.84	0.85	0.83	0.85
Expenses, before waivers and reimbursements	0.81	0.81	0.84	1.03	0.83	0.91
Net investment income (loss), net of waivers and reimbursements	1.91	1.71	1.99	2.13	2.49	3.40
Net investment income (loss), before waivers and reimbursements	1.91	1.71	1.99	1.95	2.49	3.34
Class N net assets at end of year (in thousands)	$35,122	$32,942	$34,020	$41,662	$68,947	$44,802
Portfolio turnover rate (%)*	27	21	30	41	33	39

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$8.83	$9.05	$9.05	$9.48	$9.25	$9.15
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.18	0.20	0.21	0.26	0.34
Net realized and unrealized gain (loss) on investments	0.18	(0.12)	0.09	(0.34)	0.31	0.15
Total from investment operations	0.28	0.06	0.29	(0.13)	0.57	0.49
Less distributions from:
Net investment income	0.14	0.28	0.29	0.30	0.34	0.39
Net realized gain	—	—	—	—	—	—
Total distributions	0.14	0.28	0.29	0.30	0.34	0.39
Net asset value, end of year	$8.97	$8.83	$9.05	$9.05	$9.48	$9.25
Total return (%)*	3.19	0.63	3.20	(1.41)	6.28	5.46
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.57	0.55	0.59	0.70	0.58	0.64
Expenses, before waivers and reimbursements	0.57	0.55	0.59	0.77	0.58	0.64
Net investment income (loss), net of waivers and reimbursements	2.15	1.97	2.24	2.30	2.78	3.66
Net investment income (loss), before waivers and reimbursements	2.15	1.97	2.24	2.23	2.78	3.66
Class I net assets at end of year (in thousands)	$58,655	$62,722	$64,834	$64,152	$72,830	$67,183
Portfolio turnover rate (%)*	27	21	30	41	33	39

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

180	Semiannual Report	June 30, 2016

Financial Highlights

Low Duration Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014		2013	2012	2011
Net asset value, beginning of year	$9.16	$9.38	$9.52		$9.83	$9.82	$9.90
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.07	0.11		0.10	0.13	0.15
Net realized and unrealized gain (loss) on investments	0.05	(0.07)	(0.00	)^	(0.16)	0.14	0.02
Total from investment operations	0.10	—	0.11		(0.06)	0.27	0.17
Less distributions from:
Net investment income	0.10	0.22	0.25		0.25	0.26	0.25
Net realized gain	—	—	—		—	—	—
Total distributions	0.10	0.22	0.25		0.25	0.26	0.25
Net asset value, end of year	$9.16	$9.16	$9.38		$9.52	$9.83	$9.82
Total return (%)*	1.13	0.01	1.20		(0.62)	2.80	1.73
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.63	0.60	0.70		0.70	0.70	0.70
Expenses, before waivers and reimbursements	0.82	0.77	0.75		0.71	0.74	0.73
Net investment income (loss), net of waivers and reimbursements	1.18	0.71	1.19		1.06	1.37	1.52
Net investment income (loss), before waivers and reimbursements	0.99	0.54	1.14		1.05	1.33	1.49
Class N net assets at end of year (in thousands)	$6,561	$2,712	$4,969		$5,158	$11,216	$6,260
Portfolio turnover rate (%)*	112	106	83		56	20	43

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014		2013	2012	2011
Net asset value, beginning of year	$9.16	$9.37	$9.52		$9.83	$9.82	$9.89
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.08	0.13		0.12	0.15	0.17
Net realized and unrealized gain (loss) on investments	0.05	(0.05)	(0.01)		(0.17)	0.14	0.02
Total from investment operations	0.11	0.03	0.12		(0.05)	0.29	0.19
Less distributions from:
Net investment income	0.11	0.24	0.27		0.26	0.28	0.26
Net realized gain	—	—	—		—	—	—
Total distributions	0.11	0.24	0.27		0.26	0.28	0.26
Net asset value, end of year	$9.16	$9.16	$9.37		$9.52	$9.83	$9.82
Total return (%)*	1.23	0.30	1.24		(0.47)	2.96	1.99
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.42	0.42	0.55		0.55	0.55	0.55
Expenses, before waivers and reimbursements	0.61	0.59	0.60		0.56	0.57	0.58
Net investment income (loss), net of waivers and reimbursements	1.39	0.87	1.35		1.24	1.52	1.67
Net investment income (loss), before waivers and reimbursements	1.20	0.70	1.30		1.23	1.50	1.64
Class I net assets at end of year (in thousands)	$116,168	$107,137	$104,433		$122,583	$157,213	$82,828
Portfolio turnover rate (%)*	112	106	83		56	20	43

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	181

Financial Highlights

Low Duration Fund

	Institutional Class
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$9.16	$9.38	$9.53	$9.83	$9.83	$9.90
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.09	0.14	0.13	0.17	0.18
Net realized and unrealized gain (loss) on investments	0.05	(0.07)	(0.01)	(0.15)	0.12	0.03
Total from investment operations	0.11	0.02	0.13	(0.02)	0.29	0.21
Less distributions from:
Net investment income	0.11	0.24	0.28	0.28	0.29	0.28
Net realized gain	—	—	—	—	—	—
Total distributions	0.11	0.24	0.28	0.28	0.29	0.28
Net asset value, end of year	$9.16	$9.16	$9.38	$9.53	$9.83	$9.83
Total return (%)*	1.24	0.22	1.40	(0.20)	3.01	2.14
Ratios to average daily net assets (%):**
Expenses, net of waivers and reimbursements	0.40	0.40	0.40	0.39	0.40	0.40
Expenses, before waivers and reimbursements	0.44	0.42	0.43	0.39	0.41	0.42
Net investment income (loss), net of waivers and reimbursements	1.41	0.94	1.45	1.37	1.68	1.81
Net investment income (loss), before waivers and reimbursements	1.37	0.92	1.42	1.37	1.67	1.79
Institutional Class net assets at end of year (in thousands)	$25,492	$21,863	$68,095	$46,485	$118,401	$68,059
Portfolio turnover rate (%)*	112	106	83	56	20	43

*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

182	Semiannual Report	June 30, 2016

Financial Highlights

Macro Allocation Fund

	Class N
	(unaudited)
	Period Ended		Periods Ended		Periods Ended
	June 30,		December 31,		October 31,
	2016		2015	2014(b)	2014	2013	2012(a)
Net asset value, beginning of year	$11.32		$12.14	$13.07	$12.61	$11.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00	^	0.04	0.04	0.02	0.05	0.11
Net realized and unrealized gain (loss) on investments	0.03		(0.80)	(0.31)	0.76	1.59	1.24
Total from investment operations	0.03		(0.76)	(0.27)	0.78	1.64	1.35
Less distributions from:
Net investment income	—		0.06	0.66	0.09	0.11	0.07
Net realized gain	—		—	—	0.23	0.20	—
Total distributions	—		0.06	0.66	0.32	0.31	0.07
Net asset value, end of year	$11.35		$11.32	$12.14	$13.07	$12.61	$11.28
Total return (%)*	0.27		(6.24)	(2.00)	6.34	14.87	13.61
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	1.27		1.27	1.35	1.35	1.35	1.35
Expenses, net of waivers and reimbursements	1.27		1.27	1.38	1.47	1.49	1.41
Expenses, before waivers and reimbursements	1.42		1.42	1.46	1.60	1.78	2.95
Net investment income (loss), net of waivers and reimbursements	0.08		0.32	2.06	0.20	0.37	1.18
Net investment income (loss), before waivers and reimbursements		(0.07)	0.17	1.98	0.07	0.08	(0.36)
Class N net assets at end of year (in thousands)	$102,369		$150,606	$150,778	$150,785	$97,498	$10,045
Portfolio turnover rate (%)*	57		34	17	59	10	40

	Class I
	(unaudited)
	Period Ended		Periods Ended		Periods Ended
	June 30,		December 31,		October 31,
	2016		2015	2014(b)	2014	2013	2012(a)
Net asset value, beginning of year	$11.38		$12.22	$13.15	$12.66	$11.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.02		0.09	0.05	0.04	0.07	0.16
Net realized and unrealized gain (loss) on investments	0.03		(0.82)	(0.31)	0.78	1.60	1.22
Total from investment operations	0.05		(0.73)	(0.26)	0.82	1.67	1.38
Less distributions from:
Net investment income	—		0.11	0.67	0.10	0.12	0.07
Net realized gain	—		—	—	0.23	0.20	—
Total distributions	—		0.11	0.67	0.33	0.32	0.07
Net asset value, end of year	$11.43		$11.38	$12.22	$13.15	$12.66	$11.31
Total return (%)*	0.44		(6.00)	(1.94)	6.60	15.06	13.91
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	0.99		0.98	1.07	1.10	1.10	1.10
Expenses, net of waivers and reimbursements	0.99		0.99	1.10	1.22	1.24	1.18
Expenses, before waivers and reimbursements	1.14		1.14	1.10	1.27	1.41	2.94
Net investment income (loss), net of waivers and reimbursements	0.42		0.73	2.33	0.32	0.62	1.67
Net investment income (loss), before waivers and reimbursements	0.27		0.58	2.33	0.27	0.45	(0.09)
Class I net assets at end of year (in thousands)	$1,100,027		$1,155,051	$649,756	$617,531	$224,860	$23,095
Portfolio turnover rate (%)*	57		34	17	59	10	40

(a)	For the period from November 29, 2011 (Commencement of Operations) to October 31, 2012.
(b)	For the period from November 1, 2014 to December 31, 2014.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2016	William Blair Funds	183

Financial Highlights

Macro Allocation Fund

	Institutional Class
	(unaudited)
	Period Ended	Periods Ended		Periods Ended
	June 30,	December 31,		October 31,
	2016	2015	2014(b)	2014	2013(a)

Net asset value, beginning of year	$11.39	$12.23	$13.16	$12.66	$12.63
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.12	0.05	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	0.03	(0.84)	(0.31)	0.79	0.03
Total from investment operations	0.06	(0.72)	(0.26)	0.83	0.03
Less distributions from:
Net investment income	—	0.12	0.67	0.10	—
Net realized gain	—	—	—	0.23	—
Total distributions	—	0.12	0.67	0.33	—
Net asset value, end of year	$11.45	$11.39	$12.23	$13.16	$12.66
Total return (%)*	0.53	(5.92)	(1.91)	6.71	0.24
Ratios to average daily net assets (%)**:
Expenses (excluding short dividend expense), net of waivers and reimbursements	0.91	0.90	0.88	0.93	0.95
Expenses, net of waivers and reimbursements	0.91	0.90	0.91	1.05	1.00
Expenses, before waivers and reimbursements	0.91	0.90	0.91	1.05	1.11
Net investment income (loss), net of waivers and reimbursements	0.54	0.95	2.54	0.32	(0.99)
Net investment income (loss), before waivers and reimbursements	0.54	0.95	2.54	0.32	(1.10)
Institutional Class net assets at end of year (in thousands)	$533,438	$426,230	$158,152	$150,447	$5,014
Portfolio turnover rate (%)*	57	34	17	59	10

(a)	For the period from October 21, 2013 (Commencement of Share Class) to October 31, 2013.
(b)	For the period from November 1, 2014 to December 31, 2014.
*	Not annualized for periods less than a year.
**	Annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

184	Semiannual Report	June 30, 2016

Renewal of the Management Agreement

On April 26, 2016, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”) including the Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair Investment Management, LLC (“WBIM” or the “Adviser”) on behalf of each of the William Blair Funds (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, quality and extent of the services performed by the Adviser under the existing Management Agreement; comparative management fees and expense ratios as prepared by an independent provider (Broadridge); the estimated profits realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Adviser. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Trust management and in private sessions with independent legal counsel at which no representatives of the Adviser were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 26, 2016 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested, and independent legal counsel sent a formal request for information to the Adviser. The Adviser provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Adviser provided. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the consideration of the Management Agreement. The Independent Trustees reviewed comparative performance for a performance peer universe of funds and comparative management fees and expense ratios for an expense peer group and an expense peer universe of funds provided by Broadridge for each Fund. In addition, the Independent Trustees considered: (1) the nature, quality and extent of services provided by the Adviser; (2) information comparing the performance of each Fund to one or more relevant securities indexes; (3) information comparing management fees of each Fund to fees charged by the Adviser to other funds and client accounts with similar investment strategies; (4) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Adviser for both the Trust as a whole and each Fund individually; and (5) information describing other benefits to the Adviser and its affiliate, William Blair & Company, L.L.C. (the “Distributor”), resulting from its relationship with the Funds. The Independent Trustees also noted that they receive information from the Adviser regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. In addition, the Adviser made an in-person presentation to the Independent Trustees regarding the contract review information, including addressing the supplemental information request, and answered questions from the Independent Trustees. The Board determined that, given the totality of the information provided with respect to the Management Agreement, the Board had received sufficient information to renew the Management Agreement.

On April 15 and 25-26, 2016, the Independent Trustees met independently of Trust management and of the interested Trustees to review and discuss with independent legal counsel the information provided by the Adviser, Broadridge and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Adviser on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and, accordingly, recommended to the Board of the Trust the renewal of the Management Agreement for each Fund. The Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Adviser to the Funds, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high-quality people and has a long association with the Funds, in each case other than the Growth Fund, since the inception of the Funds. The Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Adviser managed the Funds and knowing the management fees. The Board considered biographical information about the Trust’s officers, other Adviser personnel and the Funds’ portfolio managers, including information on the portfolio managers’ personal investments in the Fund(s) they manage. The Board also considered the administrative services performed by the Adviser, financial information regarding the Adviser, the Adviser’s execution quality and use of soft dollars, the Adviser’s risk management activities, the compliance program and the Adviser’s expense limitations in place for a number of the Funds’ share classes. The Board noted that the Adviser pays the

June 30, 2016	William Blair Funds	185

compensation of all of the officers and the interested Trustees of the Trust. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund were appropriate.

Performance. The Board reviewed information on the annualized total returns of the Class N shares of each Fund (except for Institutional International Equity Fund and Institutional International Growth Fund, which do not have Class N shares) for the one-, three-, five- and ten-year periods ended December 31, 2015, as applicable, along with annualized total return information for a performance peer universe of funds provided by Broadridge and one or more benchmark securities indexes. The Broadridge performance peer universe for each Fund included funds with a similar investment style as classified by Broadridge regardless of asset size or primary channel of distribution. Based on the information provided, the Board considered the following with respect to the total returns of each Fund.

Growth Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the one-, three- and five year periods ended December 31, 2015. The Board also considered that the Fund outperformed the benchmark (Russell 3000® Growth Index) for the one-year period and underperformed the benchmark index for the three- and five-year periods.

Large Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the one-, three- and five-year periods ended December 31, 2015. The Board also considered that the Fund outperformed the benchmark (Russell 1000® Growth Index) for the one- and three-year periods and underperformed the benchmark index for the five-year period ended December 31, 2015.

Large Cap Value Fund. The Board considered that the Adviser proposed to liquidate and terminate the Fund on or about June 15, 2016 and that the Board was asked to renew the Management Agreement to allow the Adviser to manage the Fund through its liquidation and termination date.

Mid Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the one-year period and below the average of its Broadridge performance peer universe for the three- and five-year periods ended December 31, 2015. The Board also considered that the Fund was in line with the benchmark (Russell Midcap® Growth Index) for the one-year period and underperformed the benchmark index for the three- and five-year periods ended December 31, 2015. The Board considered the Adviser’s view that the Fund’s relative underperformance was due primarily to market conditions not favoring the Adviser’s investment style for the Fund during the three- and five-year periods and to stock selection. The Adviser noted meaningful style headwinds of the past five years including higher growth orientation, higher valuation exposure and typical industry biases.

Mid Cap Value Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the one-, three- and five-year periods ended December 31, 2015. The Board also considered that the Fund outperformed the benchmark (Russell Midcap® Value Index) for the one-year period and underperformed the benchmark index for the three- and five-year periods ended December 31, 2015.

Small-Mid Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe and the benchmark (Russell 2500TM Growth Index) for the one-, three- and five-year periods ended December 31, 2015.

Small-Mid Cap Value Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe and the benchmark (Russell 2500® Value Index) for the one- and three-year periods ended December 31, 2015.

Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the three-year period and below the average of its Broadridge performance peer universe for the one- and five-year periods ended December 31, 2015. The Board also considered that the Fund outperformed the benchmark (Russell 2000® Growth Index) for the three-year period and underperformed the benchmark index for the one- and five-year periods ended December 31, 2015.

Small Cap Value Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the three-year period and below the average of its Broadridge performance peer universe for the one- and five-year periods ended December 31, 2015. The Board also considered that the Fund outperformed the benchmark (Russell 2000® Value Index) for the one- and three-year periods and underperformed the benchmark index for the five-year period ended December 31, 2015.

186	Semiannual Report	June 30, 2016

Global Leaders Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the one- and five-year periods and below the average of its Broadridge performance peer universe for the three-year period ended December 31, 2015. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2015.

International Leaders Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe and the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one- and three-year periods ended December 31, 2015.

International Equity Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe and the benchmark (MSCI World Ex-U.S. (net) Index) for the one-, three- and five-year periods ended December 31, 2015.

Institutional International Equity Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe and the benchmark (MSCI World Ex-U.S. (net) Index) for the one-, three- and five-year periods ended December 31, 2015.

International Growth Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the five-year period and below the average of its Broadridge performance peer universe for the one- and three-year periods ended December 31, 2015. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2015.

Institutional International Growth Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the three- and five-year periods and below the average of its Broadridge performance peer universe for the one-year period ended December 31, 2015. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-, three- and five-year periods ended December 31, 2015.

International Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe and the benchmark (MSCI All Country World Ex-U.S. Small Cap (net) Index) for the one-, three- and five-year periods ended December 31, 2015.

Emerging Markets Leaders Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the three- and five-year periods and below the average of its Broadridge performance peer universe for the one-year period ended December 31, 2015. The Board also considered that the Fund outperformed the benchmark (MSCI Emerging Markets (net) Index) for the one-, three- and five-year periods ended December 31, 2015.

Emerging Markets Growth Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the three- and five-year periods and below the average of its Broadridge performance peer universe for the one-year period ended December 31, 2015. The Board also considered that the Fund outperformed the benchmark (MSCI Emerging Markets IMI (net) Index) for the three- and five-year periods and underperformed the benchmark index for the one-year period ended December 31, 2015.

Emerging Markets Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe and the benchmark (MSCI Emerging Markets Small Cap (net) Index) for the one- and three-year periods ended December 31, 2015.

Bond Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the three- and five-year periods and below the average of its Broadridge performance peer universe for the one-year period ended December 31, 2015. The Board also considered that the Fund outperformed the benchmark (Barclays U.S. Aggregate Bond Index) for the five-year period and underperformed the benchmark index for the one- and three-year periods ended December 31, 2015.

Income Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the one-and five-year periods and in line with the average of its Broadridge performance peer universe for the three-year period ended December 31, 2015. The Board also considered that the Fund underperformed the benchmark (Barclays Intermediate Government/Credit Bond Index) for the one- and three- year periods and was in line with the benchmark index for the five- year period ended December 31, 2015.

June 30, 2016	William Blair Funds	187

Low Duration Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the five-year period and below the average of its Broadridge performance peer universe for the one- and three-year periods ended December 31, 2015. The Board also considered that the Fund outperformed the benchmark (Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index) for the five-year period, was in line with the benchmark index for the three-year period and underperformed the benchmark index for the one-year period ended December 31, 2015.

Macro Allocation Fund. The Board considered that the Fund’s total return was above the average of its Broadridge performance peer universe for the three-year period and below the average of its Broadridge performance peer universe for the one-year period ended December 31, 2015. The Board also considered that the Fund underperformed the custom benchmark (Long-Term Comparative Index) for the one- and three-year periods ended December 31, 2015. The Board considered the Adviser’s opinion that the Fund is distinguishable from its peers because it takes a top-down only and long-term fundamental approach to its strategy. In addition, the Board considered the Adviser’s view that the second-half of 2015 experienced a dramatic price move away from fundamental value in both markets and currencies resulting in a challenging environment for the Fund’s investment philosophy. Given the environment, the Board considered the Adviser’s view that it was prudent risk management to de-risk the portfolio.

The Board considered that the Adviser seeks to provide superior performance over the long term and was committed to managing each Fund consistently with the Fund’s stated investment strategies and that at times relative performance will be affected by whether the market environment favors or disfavors particular investments, styles and/or market capitalizations and concluded that the Adviser’s services benefitted the Funds.

Fees and Expenses. Class N and Class I shares. The Board reviewed each Fund’s management fee and expense ratios for Class N and Class I shares and reviewed information comparing the management fee and expense ratios to those of an expense peer group and an expense peer universe of funds provided by Broadridge for Class N and Class I shares of each Fund. The Broadridge expense peer group for Class N and Class I shares of each Fund (“Class N and Class I Broadridge Expense Group”) consisted of a group of retail no-load funds with a similar investment style and asset size as classified by Broadridge. The Broadridge expense peer universe for Class N and Class I shares of each Fund consisted of the Fund’s Class N and Class I Broadridge Expense Group and other retail no-load funds with an investment style as classified by Broadridge similar to the Fund’s. In considering the Broadridge information, the Board noted that the contractual management fees for the Growth Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the International Small Cap Growth Fund, the Bond Fund, the Income Fund, the Low Duration Fund and the Macro Allocation Fund were at or below the average contractual management fee of their Class N and Class I Broadridge Expense Group. The Board also noted that the contractual management fees for the Mid Cap Growth Fund, the Mid Cap Value Fund, the Small-Mid Cap Growth Fund, the Small Mid-Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Global Leaders Fund, the International Leaders Fund, the International Equity Fund, the International Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund and the Emerging Markets Small Cap Growth Fund were above the average contractual management fee of their Class N and Class I Broadridge Expense Group.

Institutional shares. The Board reviewed each Fund’s management fee and expense ratio for institutional shares and reviewed information comparing the management fee and expense ratio to those of an expense peer group and an expense peer universe of funds provided by Broadridge for institutional shares of each Fund. The Broadridge expense peer group for institutional shares of each Fund (“Institutional Broadridge Expense Group”) consisted of a group of institutional funds with a similar investment style and asset size as classified by Broadridge. The Broadridge expense peer universe for institutional shares of each Fund consisted of the Fund’s Institutional Broadridge Expense Group and other institutional funds with an investment style as classified by Broadridge similar to the Fund’s. In considering the Broadridge information, the Board noted that the contractual management fees for the International Small Cap Growth Fund, the Bond Fund and the Low Duration Fund were below the average contractual management fee of their Institutional Broadridge Expense Group. The Board also noted that the contractual management fees for the Global Leaders Fund, the International Leaders Fund, the Institutional International Equity Fund, the Institutional International Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund and the Macro Allocation Fund were above the average contractual management fee of their Institutional Broadridge Expense Group.

The Board noted the contractual expense limitations in place for all of the Funds, except the Growth Fund and the Institutional International Growth Fund, and considered the management fees waived and other expenses reimbursed by the Adviser on behalf of the Funds in 2015, noting that, for the Large Cap Value Fund, the Mid Cap Value Fund and the Small-Mid Cap Value Fund, the Adviser waived its entire management fee for each Fund and reimbursed other expenses to each Fund. The Board also considered that the Adviser had proposed to continue to contractually limit operating expenses until April 30, 2017 for the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Small-Mid Cap Growth Fund, the Small-Mid Cap Value Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Global Leaders Fund, the International Leaders Fund, the International Equity Fund, the Institutional International Equity Fund, the International Growth Fund, the International

188	Semiannual Report	June 30, 2016

Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund, the Income Fund, the Low Duration Fund and the Macro Allocation Fund.

For each Fund, the Board also reviewed amounts charged by the Adviser to other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and the Adviser’s fee schedule for institutional accounts. With respect to other pooled investment vehicles and institutional accounts, the Board considered the Adviser’s statement that both the mix of services provided to the Funds and the additional regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and institutional accounts. In addition, the Board considered the Adviser’s statement that institutional accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds and that there are responsibilities and duties involved in sponsoring a registered fund that are not present in sub-advising a registered fund.

On the basis of all the information provided, the Board concluded that each Fund’s management fee, coupled with applicable expense limitations, was reasonable.

Profitability. With respect to the profitability of the Management Agreement to the Adviser, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided, management fees waived and other expenses reimbursed, if any, and profits realized by the Adviser from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Adviser were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Adviser’s view that the resources required for the Adviser’s fundamental investment process and the liquidity constraints of some of the markets in which the Adviser seeks to invest (other than for the Large Cap Growth Fund) may subject the Funds to capacity constraints which limit the Adviser’s ability to achieve economies of scale. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board considered each Fund’s asset size, breakpoints for those Funds with breakpoints in the management fee schedule, the expense limitations in place for all but two of the Funds and each Fund’s total and net expense ratios, and concluded that in the aggregate they reasonably reflect appropriate recognition of any economies of scale.

Other Benefits. The Board considered benefits derived by the Adviser and its affiliates from their relationship with the Funds, including (1) receipt of research from brokerage firms; (2) soft dollars, which pertain primarily to the Funds investing in equity securities; (3) reimbursement of some intermediary fees in the nature of sub-transfer agency fees; (4) non-management fee revenue from the Funds in the form of shareholder administration fees (which the Board noted that William Blair & Co, L.L.C. was currently waiving); (5) fees from Class N shares of the Funds to the Distributor pursuant to the Rule 12b-1 Plan, the majority of which are paid to third parties; and (6) favorable media coverage. The Board determined that the management fee was reasonable in light of these benefits.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

June 30, 2016	William Blair Funds	189

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and other significant affiliations are set forth below. The address of each officer and trustee is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michelle R. Seitz, 1965*	Chairman of the Board of Trustees and President	Trustee since 2002; Chairman since 2010 and President since 2007	Partner, William Blair: Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	22	Chairman, William Blair SICAV; Director, William Blair MAS Ltd.; Financial Accounting Foundation (FAF)
Richard W. Smirl, 1967*	Trustee and Senior Vice President	Trustee since 2010 and Senior Vice President since 2008	Partner, William Blair; Limited Partner, WBC Holdings, L.P. (since 2008); Member, WBC GP L.L.P. (since November 2008); Director, William Blair International, Ltd. (U.K.) (since 2012)	22	Director, William Blair SICAV; Director, William Blair MAS Ltd.
Non-Interested Trustees
Vann A. Avedisian, 1964[2]	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) since 2009; formerly co-founder and Managing Director, Oxford Capital Partners Inc., 1994 to 2006	22	Potbelly Corporation (2001 to 2015)
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) 2010 to 2013; prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) from 2004 to 2010; Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) from 2003 to 2010	22	AmericaFirst Quantitative Funds (5 portfolios); Council Member, Independent Directors Council
Daniel N. Leib, 1966[3]	Trustee	Since 2016	Executive Vice President and Chief Financial Officer (since 2011) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	22	None

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).
*	Ms. Seitz and Mr. Smirl are interested persons of the Trust because they are partners of William Blair.

See accompanying Notes to Financial Statements.

190	Semiannual Report	June 30, 2016

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Phillip O. Peterson, 1944	Trustee	Since 2007	Retired; formerly, President, Strong Mutual Funds, 2004 to 2005; formerly, Partner, KPMG LLP	22	The Hartford Group of Mutual Funds (66 portfolios); Symetra Mutual Funds Trust (variable annuity funds) (2012 to 2014)
Donald J. Reaves, 1946[4]	Trustee	Since 2004	Retired; formerly, Chancellor of Winston-Salem State University, 2007 to 2014; prior thereto, Vice President for Administration and Chief Financial Officer, University of Chicago, 2002 to 2007	22	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company
Donald L. Seeley, 1944	Trustee	Since 2003	Retired; formerly Director, Applied Investment Management Program, University of Arizona Department of Finance; prior thereto, Vice Chairman and Chief Financial Officer, True North Communications, Inc. (marketing communications and advertising firm)	22	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer (2005 to 2013); Beverly Enterprises, Inc., provider of elder care and rehabilitative services (2002 to 2006)
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies; prior to 2005, Managing Partner of various divisions at Accenture	22	Mutual Trust Financial Group, provider of insurance and investment products; Board Member, First MetLife Insurance Company, NY chartered company for Metropolitan Life Insurance; Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors (2007 to 2008)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees.
(2)	Mr. Avedisian served as a member of the Board of Directors of Potbelly Corporation (“Potbelly”) from 2001 to 2015. In October 2013, Potbelly completed an underwritten initial public offering of its common stock (the “Offering”). William Blair served as a member of the underwriting syndicate. At the time of the Offering, Mr. Avedisian, through entities he owns or controls, indirectly beneficially owned 1,607,448 shares of Potbelly common stock and warrants to purchase 241,704 shares of common stock representing approximately 8.9% of the shares before the Offering. Mr. Avedisian disclaimed beneficial ownership of the shares except to the extent of his pecuniary interest therein. Potbelly sold 8,474,869 shares and certain stockholders, including two entities affiliated with William Blair, sold 150,131 shares in the Offering at a price to the public of $14.00 per share. Neither Mr. Avedisian nor the entities he owns or controls was a selling stockholder in the Offering. A portion of the net proceeds received by Potbelly from the Offering was used to pay a previously declared cash dividend, in an aggregate amount of approximately $49.9 million, on Potbelly common and preferred shares outstanding immediately prior to the closing of the Offering, which included the outstanding shares indirectly beneficially owned by Mr. Avedisian, William Blair and the two entities affiliated with William Blair.
(3)	The Funds and William Blair use R.R. Donnelley & Sons Company (“RRD”) for financial printing and other services. The Funds and William Blair paid RRD approximately $370,000 and $194,000 in 2014 and 2015, respectively, for the services provided. RRD’s revenue was over $11 billion in each of 2014 and 2015. Mr. Leib, as an Executive Vice President and the Chief Financial Officer of RRD, is not involved in any of the services provided to the Funds or William Blair and his compensation is not directly affected by the fees RRD receives from the Funds and William Blair.
(4)	In his former role as chief financial officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of William Blair who is also a trustee of the University of Chicago.

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	191

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]

Officers

Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair

Stephanie G. Braming, 1970	Senior Vice President	Since 2014	Partner, William Blair

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Partner, William Blair

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair (since 2014); prior thereto, Associate, William Blair (2011-2014); Managing Partner, Singer Partners, LLC (2009-2011)

Daniel Crowe, 1972	Senior Vice President	Since 2016	Partner, William Blair (since 2015); prior thereto, Associate, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair (since 2013); prior thereto, Associate, William Blair (2011-2013); Goldman Sachs (1997-2011)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair (since 2011); prior thereto, Associate, William Blair

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair

Casey K. Preyss, 1976	Senior Vice President	Since 2015	Partner, William Blair

See accompanying Notes to Financial Statements.

192	Semiannual Report	June 30, 2016

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair (since 2012); prior thereto, Associate, William Blair (2011-2012); Managing Partner, Singer Partners, LLC (2009-2011)

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Partner, William Blair

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair (2006-2012 and since 2014); Partner, William Blair (2012-2014)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair
Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

See accompanying Notes to Financial Statements.

June 30, 2016	William Blair Funds	193

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2015 (in thousands):

Fund	Capital Gain Dividend
Growth	$96,737
Large Cap Growth	6,130
Mid Cap Growth	41,383
Mid Cap Value	587
Small-Mid Cap Growth	59,064
Small-Mid Cap Value	206
Small Cap Growth	29,587
Small Cap Value	1,943
Global Leaders	8,459
International Leaders	653
Institutional International Growth	15,858
International Small Cap Growth	1,505
Emerging Markets Leaders	172
Emerging Markets Growth	9,858
Emerging Markets Small Cap Growth	11,724

194	Semiannual Report	June 30, 2016

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Institutional International Growth Fund and the Institutional International Equity Fund), shareholder administration fees (for Class N and Class I shares of the Global Leaders Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Emerging Markets Leaders Fund, the Emerging Markets Growth Fund, the Emerging Markets Small Cap Growth Fund, the Bond Fund, the Low Duration Fund and the Macro Allocation Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2016 to June 30, 2016.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA Fiduciary Administration fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

June 30, 2016	William Blair Funds	195

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$980.83	$6.11	1.24
Class N-hypothetical 5% return	$1,000.00	$1,043.83	$6.30	1.24
Class I-actual return	$1,000.00	$982.22	$4.39	0.89
Class I-hypothetical 5% return	$1,000.00	$1,045.57	$4.53	0.89
Large Cap Growth Fund
Class N-actual return	$1,000.00	$996.06	$5.21	1.05
Class N-hypothetical 5% return	$1,000.00	$1,044.78	$5.34	1.05
Class I-actual return	$1,000.00	$997.16	$3.97	0.80
Class I-hypothetical 5% return	$1,000.00	$1,046.02	$4.07	0.80
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$992.91	$6.44	1.30
Class N-hypothetical 5% return	$1,000.00	$1,043.54	$6.61	1.30
Class I-actual return	$1,000.00	$994.05	$5.21	1.05
Class I-hypothetical 5% return	$1,000.00	$1,044.78	$5.34	1.05
Mid Cap Value Fund
Class N-actual return.	$1,000.00	$1,061.49	$6.66	1.30
Class N-hypothetical 5% return	$1,000.00	$1,043.54	$6.61	1.30
Class I-actual return.	$1,000.00	$1,062.37	$5.38	1.05
Class I-hypothetical 5% return	$1,000.00	$1,044.78	$5.34	1.05
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,009.71	$6.75	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.29	$6.86	1.35
Class I-actual return	$1,000.00	$1,010.91	$5.50	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.53	$5.59	1.10
Small-Mid Cap Value Fund
Class N-actual return	$1,000.00	$1,061.40	$6.92	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.29	$6.86	1.35
Class I-actual return	$1,000.00	$1,063.00	$5.64	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.53	$5.59	1.10
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,039.16	$7.61	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.54	$7.62	1.50
Class I-actual return	$1,000.00	$1,040.55	$6.34	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.78	$6.35	1.25
Small Cap Value Fund
Class N-actual return	$1,000.00	$1,068.35	$7.71	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.54	$7.62	1.50
Class I-actual return	$1,000.00	$1,069.67	$6.43	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.78	$6.35	1.25
Global Leaders Fund
Class N-actual return	$1,000.00	$983.59	$6.61	1.34
Class N-hypothetical 5% return	$1,000.00	$1,043.34	$6.81	1.34
Class I-actual return	$1,000.00	$985.33	$5.18	1.05
Class I-hypothetical 5% return	$1,000.00	$1,044.78	$5.34	1.05
Institutional Class-actual return	$1,000.00	$985.33	$5.08	1.00
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.03	$5.08	1.00
International Leaders Fund
Class N-actual return	$1,000.00	$986.04	$6.32	1.28
Class N-hypothetical 5% return	$1,000.00	$1,043.63	$6.50	1.28
Class I-actual return	$1,000.00	$986.83	$5.09	1.03
Class I-hypothetical 5% return	$1,000.00	$1,044.88	$5.24	1.03
Institutional Class-actual return	$1,000.00	$986.82	$4.69	0.95
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.28	$4.83	0.95

196	Semiannual Report	June 30, 2016

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Expenses Paid During the Period (a)	Annualized Expense Ratio
International Equity Fund
Class N-actual return	$1,000.00	$981.23	$6.40	1.30
Class N-hypothetical 5% return	$1,000.00	$1,043.54	$6.61	1.30
Class I-actual return	$1,000.00	$982.12	$5.17	1.05
Class I-hypothetical 5% return	$1,000.00	$1,044.78	$5.34	1.05
Institutional International Equity Fund
Institutional Class-actual return	$1,000.00	$982.67	$4.93	1.00
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.03	$5.08	1.00
International Growth Fund
Class N-actual return	$1,000.00	$961.91	$7.02	1.44
Class N-hypothetical 5% return	$1,000.00	$1,042.84	$7.31	1.44
Class I-actual return	$1,000.00	$963.54	$5.57	1.14
Class I-hypothetical 5% return	$1,000.00	$1,044.33	$5.79	1.14
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$964.19	$4.79	0.98
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.13	$4.98	0.98
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$957.78	$7.06	1.45
Class N-hypothetical 5% return	$1,000.00	$1,042.79	$7.36	1.45
Class I-actual return	$1,000.00	$958.97	$5.65	1.16
Class I-hypothetical 5% return	$1,000.00	$1,044.23	$5.90	1.16
Institutional Class-actual return	$1,000.00	$959.18	$5.26	1.08
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.63	$5.49	1.08
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$1,043.98	$8.39	1.65
Class N-hypothetical 5% return	$1,000.00	$1,041.80	$8.38	1.65
Class I-actual return	$1,000.00	$1,046.51	$6.61	1.30
Class I-hypothetical 5% return	$1,000.00	$1,043.54	$6.61	1.30
Institutional Class-actual return	$1,000.00	$1,046.51	$6.36	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.78	$6.35	1.25
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$1,050.69	$7.65	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.54	$7.62	1.50
Class I-actual return	$1,000.00	$1,052.01	$6.43	1.26
Class I-hypothetical 5% return	$1,000.00	$1,043.73	$6.40	1.26
Institutional Class-actual return	$1,000.00	$1,051.58	$6.02	1.18
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.13	$6.00	1.18
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,008.76	$8.04	1.61
Class N-hypothetical 5% return	$1,000.00	$1,041.99	$8.17	1.61
Class I-actual return	$1,000.00	$1,009.40	$6.49	1.30
Class I-hypothetical 5% return	$1,000.00	$1,043.54	$6.61	1.30
Institutional Class-actual return	$1,000.00	$1,010.05	$6.25	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.78	$6.35	1.25
Bond Fund
Class N-actual return	$1,000.00	$1,053.67	$3.17	0.62
Class N-hypothetical 5% return	$1,000.00	$1,046.92	$3.16	0.62
Class I-actual return	$1,000.00	$1,053.98	$2.09	0.41
Class I-hypothetical 5% return	$1,000.00	$1,047.96	$2.09	0.41
Institutional Class-actual return	$1,000.00	$1,054.33	$1.79	0.35
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.26	$1.78	0.35
Income Fund
Class N-actual return	$1,000.00	$1,029.39	$4.09	0.81
Class N-hypothetical 5% return	$1,000.00	$1,045.97	$4.12	0.81
Class I-actual return	$1,000.00	$1,031.86	$2.88	0.57
Class I-hypothetical 5% return	$1,000.00	$1,047.17	$2.90	0.57

June 30, 2016	William Blair Funds	197

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Expenses Paid During the Period (a)	Annualized Expense Ratio
Low Duration Fund
Class N-actual return	$1,000.00	$1,011.26	$3.15	0.63
Class N-hypothetical 5%	$1,000.00	$1,046.87	$3.21	0.63
Class I-actual return	$1,000.00	$1,012.30	$2.10	0.42
Class I-hypothetical 5%	$1,000.00	$1,047.91	$2.14	0.42
Institutional Class-actual return	$1,000.00	$1,012.41	$2.00	0.40
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.01	$2.04	0.40
Macro Allocation Fund
Class N-actual return	$1,000.00	$1,002.65	$6.32	1.27
Class N-hypothetical 5%	$1,000.00	$1,043.68	$6.45	1.27
Class I-actual return	$1,000.00	$1,004.39	$4.93	0.99
Class I-hypothetical 5%	$1,000.00	$1,045.08	$5.03	0.99
Institutional Class-actual return	$1,000.00	$1,005.27	$4.54	0.91
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.52	$4.63	0.91

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 182, and divided by 366 (to reflect the one-half year period).

198	Semiannual Report	June 30, 2016

BOARD OF TRUSTEES

Vann A. Avedisian
Principal, Highgate Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Daniel N. Leib
Executive Vice President and Chief Financial Officer, R.R. Donnelley & Sons Company
Phillip O. Peterson
Retired Partner, KPMG LLP
Donald J. Reaves
Retired Chancellor, Winston-Salem State University
Donald L. Seeley
Retired Adjunct Lecturer and Director, University of Arizona Department of Finance
Michelle R. Seitz, Chairman and President
Partner, William Blair
Thomas J. Skelly
Retired Managing Partner, Accenture
Richard W. Smirl, Senior Vice President
Partner, William Blair
Officers
Michael P. Balkin, Senior Vice President
Stephanie G. Braming, Senior Vice President
Karl W. Brewer, Senior Vice President
Thomas Clarke, Senior Vice President
Daniel Crowe, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, Senior Vice President
David C. Fording, Senior Vice President
James S. Golan, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
Chad M. Kilmer, Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
Mark T. Leslie, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, Senior Vice President
David Merjan, Senior Vice President
David S. Mitchell, Senior Vice President
John C. Murphy, Senior Vice President
Casey K. Preyss, Senior Vice President
David P. Ricci, Senior Vice President
Brian D. Singer, Senior Vice President
Jeffrey A. Urbina, Senior Vice President
Christopher T. Vincent, Senior Vice President
Paul J. Sularz, Vice President
Colette M. Garavalia, Treasurer
Andrew T. Pfau, Secretary
John M. Raczek, Assistant Treasurer
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Investment Adviser
William Blair Investment Management, LLC
Distributor
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Vedder Price P.C.
Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 8506
Boston, MA 02266-8506
For customer assistance, call 1-800-635-2886
(Massachusetts 1-800-635-2840)

June 30, 2016	William Blair Funds	199

William Blair Funds

DOMESTIC EQUITY	GLOBAL EQUITY	FIXED INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration Fund
Mid Cap Value Fund	International Leaders Fund
Small-Mid Cap Growth Fund	International Equity Fund	MULTI-ASSET AND
Small-Mid Cap Value Fund	Institutional International Equity Fund	ALTERNATIVE
Small Cap Growth Fund	International Growth Fund	Macro Allocation Fund
Small Cap Value Fund	Institutional International Growth Fund
International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272		222 West Adams Street
williamblairfunds.com		Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: August 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: August 19, 2016

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer (Chief Financial Officer)

Date: August 19, 2016